As filed with the U.S. Securities and Exchange Commission on December 18, 2009

Securities Act File No. 2-91556
Investment Company Act File No. 811-04052

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 89	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 96
(Check appropriate box or boxes.)

Legg Mason Partners Money Market Trust*
(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel
Legg Mason Partners Money Market Trust
100 First Stamford Place
Stamford, Connecticut
(Name and Address of Agent for Service)

COPY TO:
Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

Continuous
(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective on December 29, 2009 pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

* This filing relates to Western Asset / Citi Liquid Reserves, Western Asset / Citi California Tax Free Reserves, Western Asset / Citi Connecticut Tax Free Reserves, Western Asset / Citi New York Tax Free Reserves, Western Asset / Citi Tax Free Reserves, Western Asset / Citi U.S. Treasury Reserves, to Class A, B, C and I shares of Western Asset Money Market Fund and to Class A and I shares of Western Asset Government Money Market Fund.

December 29, 2009

 Prospectus

Western Asset / CitiSM

Liquid Reserves

Class : Ticker Symbol

N	: CIRXX

Western Asset / CitiSM

U.S. Treasury Reserves

Class : Ticker Symbol

N	: CISXX

Western Asset / CitiSM

Tax Free Reserves

Class : Ticker Symbol

N : CIXXX

Western Asset / CitiSM

California Tax Free Reserves

Class : Ticker Symbol

N : CFAXX

Western Asset / CitiSM

Connecticut Tax Free Reserves

Class : Ticker Symbol

N : CFNXX

Western Asset / CitiSM

New York Tax Free Reserves

Class : Ticker Symbol

N : CIYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2 ½ Western Asset / CitiSM Reserves

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of the funds. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup. Investments in the funds are not bank deposits or obligations of Citigroup.

Western Asset / CitiSM Reserves ½ 3

4 ½ Western Asset / CitiSM Reserves

Western Asset / CitiSM Liquid Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.45

Distribution and service (12b-1) fees	0.25

Other expenses	0.06

Total annual fund operating expenses[1]	0.76

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.06)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.70

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.70% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	72	231	411	932

The fund invests in securities through an underlying fund: Liquid Reserves Portfolio. The information above reflects the direct expenses of the fund and its allocated share of expenses of Liquid Reserves Portfolio.

Western Asset / CitiSM Reserves ½ 5

Principal investment
strategies

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if unrated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM Liquid Reserves was formerly known as CitiSM Cash Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

6 ½ Western Asset / CitiSM Reserves

Certain risks cont’d

Foreign securities risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

Western Asset / CitiSM Reserves ½ 7

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/
annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	2.55	3.00	3.11

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

8 ½ Western Asset / CitiSM Reserves

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 4:00 p.m. (Eastern time), but may close earlier under certain circumstances. The fund closes for business early (normally 1:00 p.m. (Eastern time)) on days when the New York Stock Exchange closes early on a business day prior to or after a national holiday. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset / CitiSM Reserves ½ 9

Western Asset / CitiSM U.S. Treasury Reserves

Investment objective

The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.44

Distribution and service (12b-1) fees	0.25

Other expenses	0.03

Total annual fund operating expenses[1]	0.72

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.02)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.70

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.70% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	72	227	397	892

The fund invests in securities through an underlying fund: U.S. Treasury Reserves Portfolio. The information above reflects the direct expenses of the fund and its allocated share of expenses of U.S. Treasury Reserves Portfolio.

10 ½ Western Asset / CitiSM Reserves

Principal investment
strategies

The fund is a money market fund which invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. The fund will not enter into repurchase agreements. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM U.S. Treasury Reserves was formerly known as CitiSM U.S. Treasury Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

Western Asset / CitiSM Reserves ½ 11

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns of Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (calendar years ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	1.07	2.37	2.61

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

12 ½ Western Asset / CitiSM Reserves

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 2:00 p.m. (Eastern time), but may close earlier under certain circumstances. When the Securities Industry and Financial Markets Association recommends an early close to the bond markets on a business day prior to a day on which a national holiday is celebrated, the fund will close for business at 12:00 noon (Eastern time) on that day. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset / CitiSM Reserves ½ 13

Western Asset / CitiSM Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.45

Distribution and service (12b-1) fees	0.25

Other expenses	0.09

Total annual fund operating expenses[1]	0.79

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.14)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.65

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.65% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	66	223	410	950

The fund invests in securities through an underlying fund: Tax Free Reserves Portfolio. The information above reflects the direct expenses of the fund and its allocated share of expenses of Tax Free Reserves Portfolio.

14 ½ Western Asset / CitiSM Reserves

Principal investment
strategies

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal taxes and/or the alternative minimum tax, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM Tax Free Reserves was formerly known as CitiSM Tax Free Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objectives.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. The income on the fund’s municipal securities could become subject to federal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Western Asset / CitiSM Reserves ½ 15

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

16 ½ Western Asset / CitiSM Reserves

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns for Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	1.67	1.97	1.99

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Western Asset / CitiSM Reserves ½ 17

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax and the federal alternative minimum tax. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

18 ½ Western Asset / CitiSM Reserves

Western Asset / CitiSM California Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.45

Distribution and service (12b-1) fees	0.25

Other expenses	0.11

Total annual fund operating expenses[1]	0.81

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.16)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.65

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.65% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	66	226	417	971

Western Asset / CitiSM Reserves ½ 19

Principal investment
strategies

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and California personal income taxes. These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in California municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal income tax, the federal alternative minimum tax and/or California state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

     ***

Western Asset / CitiSM California Tax Free Reserves was formerly known as CitiSM California Tax Free Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objectives.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

20 ½ Western Asset / CitiSM Reserves

Certain risks cont’d

Tax risk. The income on the fund’s municipal securities could become subject to federal income or California state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with focusing on investments in California municipal securities. The fund focuses its investments on California municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting California municipal issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset / CitiSM Reserves ½ 21

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns for Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/
annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	1.45	1.88	1.83

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

22 ½ Western Asset / CitiSM Reserves

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax, the federal alternative minimum tax and California personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset / CitiSM Reserves ½ 23

Western Asset / CitiSM Connecticut Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.45

Distribution and service (12b-1) fees	0.25

Other expenses	0.09

Total annual fund operating expenses[1]	0.79

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.14)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.65

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.65% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	66	223	410	950

24 ½ Western Asset / CitiSM Reserves

Principal investment
strategies

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income taxes. These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM Connecticut Tax Free Reserves was formerly known as CitiSM Connecticut Tax Free Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objectives.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Western Asset / CitiSM Reserves ½ 25

Tax risk. The income on the fund’s municipal securities could become subject to federal income or Connecticut state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

26 ½ Western Asset / CitiSM Reserves

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns for Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	1.59	1.92	1.89

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Western Asset / CitiSM Reserves ½ 27

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax, the federal alternative minimum tax and Connecticut personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

28 ½ Western Asset / CitiSM Reserves

Western Asset / CitiSM New York Tax Free Reserves

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold Class N shares of the fund.

Shareholder fees (paid directly from your investment) (%)

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

Management fees	0.45

Distribution and service (12b-1) fees	0.25

Other expenses	0.05

Total annual fund operating expenses[1]	0.75

Fees forgone and/or expenses reimbursed (subject to recapture)[2]	(0.10)

Total annual fund operating expenses after forgoing fees and/or reimbursing expenses (subject to recapture)	0.65

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 0.65% for Class N shares. This arrangement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class N	66	219	397	911

Western Asset / CitiSM Reserves ½ 29

Principal investment
strategies

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and New York state and New York City personal income taxes. These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal income tax, the federal alternative minimum tax and/or New York state and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM New York Tax Free Reserves was formerly known as CitiSM New York Tax Free Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objectives.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

30 ½ Western Asset / CitiSM Reserves

Certain risks cont’d

Tax risk. The income on the fund’s municipal securities could become subject to federal income or New York state and New York City personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with focusing on investments in New York municipal securities. The fund focuses its investments on New York municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting New York municipal issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

Western Asset / CitiSM Reserves ½ 31

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class N shares. The table shows the average annual total returns for Class N shares. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling the fund at 1-800-625-4554 or 1-212-857-8181.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class N	1.55	1.93	1.93

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

32 ½ Western Asset / CitiSM Reserves

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund does not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (1-800-625-4554 or 1-212-857-8181) or by mail (Western Asset / CitiSM Funds, c/o Boston Financial Data Services, P.O. Box 55083, Boston, MA 02205).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax, the federal alternative minimum tax and New York state and New York City personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Western Asset / CitiSM Reserves ½ 33

More on the funds’ investment strategies,
investments and risks

Each fund is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The investment objective of Western Asset / CitiSM Liquid Reserves (“Liquid Reserves”) is to provide shareholders with liquidity and as high a level of current income as is consistent with preservation of capital. Western Asset / CitiSM U.S. Treasury Reserves’ (“U.S. Treasury Reserves“) investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital. Western Asset / CitiSM Tax Free Reserves’ (“Tax Free Reserves“) investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Western Asset / CitiSM California Tax Free Reserves’ (“California Tax Free Reserves“) investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity. Western Asset / CitiSM Connecticut Tax Free Reserves’ (“Connecticut Tax Free Reserves“) investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity. Western Asset / CitiSM New York Tax Free Reserves’ (“New York Tax Free Reserves“and together with Tax Free Reserves, California Tax Free Reserves and Connecticut Tax Free Reserves, the “Tax Free Funds“) investment objectives are to provide shareholders with high levels of current income exempt from federal, New York state and New York City personal income taxes, preservation of capital and liquidity.

Except for each Tax Free Fund’s 80% policy, discussed below, each fund’s investment objective(s) and strategies may be changed without shareholder approval.

Under normal market conditions, Tax Free Reserves invests at least 80% of its assets in municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income taxes and/or the AMT.

Under normal market conditions, California Tax Free Reserves invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and California personal income taxes (“California municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the AMT and/or California state personal income taxes.

Under normal market conditions, Connecticut Tax Free Reserves invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and Connecticut personal income taxes (“Connecticut municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the AMT and/or Connecticut state personal income taxes.

Under normal market conditions, New York Tax Free Reserves invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, New York state and New York City personal income taxes (“New York municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the AMT and/or New York state and New York City personal income taxes.

34 ½ Western Asset / CitiSM Reserves

More on the funds’ investment strategies,
investments and risks cont’d

Minimum credit quality

Liquid Reserves invests in securities that, at the time of purchase, are rated in the highest short-term rating category, or if unrated, are determined by the subadviser to be of equivalent quality. Each Tax Free Fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the funds’ subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

Each fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. Each fund other than U.S. Treasury Reserves maintains a dollar-weighted average portfolio maturity of 90 days or less. U.S. Treasury Reserves is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. Funds that maintain a shorter maturity may not generate as high a yield as other funds with longer weighted average maturities. If, after purchase, the maturity on a security is extended, a fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments – each fund other than U.S. Treasury Reserves

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Municipal securities – each fund other than U.S. Treasury Reserves

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

California municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities.

Connecticut municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities.

Western Asset / CitiSM Reserves ½ 35

New York municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.

Each Tax Free Fund may invest without limit in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. They include Treasury bills, with maturities from 90 days to 360 days, which are typically sold at a discount, as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years, and pay interest semi-annually, while bonds have a maturity of over ten years. Because U.S. Treasury obligations are considered to have very low risk, they typically offer lower interest rates than other obligations.

U.S. government obligations – each fund other than U.S. Treasury Reserves

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities.

36 ½ Western Asset / CitiSM Reserves

More on the funds’ investment strategies,
investments and risks cont’d

Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Structured instruments – each fund other than U.S. Treasury Reserves

Each fund other than U.S. Treasury Reserves may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities – each fund other than U.S. Treasury Reserves

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

Banking industry concentration – each fund other than U.S. Treasury Reserves

Each fund other than U.S. Treasury Reserves may invest without limit in obligations of U.S. banks and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Western Asset / CitiSM Reserves ½ 37

When-issued securities, delayed delivery and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Repurchase agreements – each fund other than U.S. Treasury Reserves

In a repurchase agreement, a fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

Each Tax Free Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments or cash without regard to any percentage limitations.

U.S. Treasury Reserves may invest only in direct obligations of the U.S. Treasury. In the event of unusual circumstances when direct U.S. Treasury obligations are not available for purchase, or when the subadviser deems it appropriate, including during periods when the interest rate on newly-issued U.S Treasury securities is extremely low, or where no interest is paid at all, the fund may hold cash uninvested with respect to some of its assets for a period of time.

Each fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down. If a fund takes a temporary defensive position, it would be more difficult for the fund to achieve its objective.

Other investments

Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

38 ½ Western Asset / CitiSM Reserves

More on the funds’ investment strategies,
investments and risks cont’d

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, a fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in a fund, you agree to this reduction should it become necessary.

Investment structure

Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves do not invest directly in securities but instead invest through an underlying mutual fund having the same goals and strategies. Unless otherwise indicated, references to each fund in this Prospectus include the underlying fund. Each fund may stop investing in its corresponding underlying fund at any time, and will do so if the fund’s Board believes it to be in the best interests of the fund’s shareholders. The fund could then invest in one or more other mutual funds or pooled investment vehicles, or could invest directly in securities. Investors should note that other funds invest in the same underlying mutual fund. These other funds may have lower expenses, and correspondingly higher performance, than Liquid Reserves, U.S. Treasury Reserves or Tax Free Reserves, respectively. California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may also invest in one or more other mutual funds or pooled investment vehicles in the future rather than investing directly in securities.

More on risks of investing in the funds

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in a fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. Liquid Reserves invests exclusively in securities that are rated, when the fund buys them, in the highest short-term rating category or, if unrated, are, in the subadviser’s opinion, of comparable quality. Each Tax Free Fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short- term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by a fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund or a counterparty to a financial contract with a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in a fund could decline significantly, particularly in certain market environments.

Western Asset / CitiSM Reserves ½ 39

Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. Each fund invests in short-term money market instruments. As a result, the amount of income paid to you by a fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, a fund may be unable to maintain its $1 share price.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. There is no guarantee that the income on a fund’s municipal securities will remain exempt from regular federal income taxes, the AMT or the applicable state and city, if any, personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Structured securities risk. The value of a structured security in which Liquid Reserves and the Tax Free Funds invest depends on the value of the underlying assets and the terms of the particular security. Investment by a fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of a fund.

Risks associated with focusing on investments in municipal securities of one state. California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves may suffer more than a national fund from adverse events affecting California municipal issues, Connecticut municipal issuers and New York municipal issuers, respectively. National economic conditions have contributed to a slowdown of the California, Connecticut and New York economies.

Risks associated with focusing on investments in California municipal securities. California is in a severe economic recession. California has suffered job losses, an increase in foreclosures, a drop in housing prices and a severe contraction in new housing construction. State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. Issuers and guarantors of California municipal securities may experience a reduction in revenues as a result of these conditions. Furthermore, local municipal issuers in California often are dependent on the state government for a portion of their revenues. These and other factors may affect adversely the ability of the issuers of California municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund.

Risks associated with focusing on investments in Connecticut municipal securities. Connecticut is facing fiscal and economic challenges brought on by the recession. The state may experience a budget deficit in the current fiscal year and in subsequent periods. Additionally, the state’s unemployment rate continues to increase, which could contribute to reduced state tax revenues. These and other factors may affect adversely the ability of the issuers of Connecticut municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund.

40 ½ Western Asset / CitiSM Reserves

More on the funds’ investment strategies,
investments and risks cont’d

Risks associated with focusing on investments in New York municipal securities. The national economic downturn has had a severe and negative impact on the State and on the City of New York, the heart of the financial services industry. State and local governments are expected to continue to experience a decline in revenues as rising job losses in the financial services and other sectors of the state economy result in lower collections of state and local income taxes, and as credit market conditions and rising debt default rates depress real estate activity and reduce government revenues associated with high-value commercial sector real estate transactions. These and other factors may affect adversely the ability of the issuers of New York municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund.

The foregoing and other factors may result in losses to each fund. In addition, if California Tax Free Reserves, Connecticut Tax Free Reserves or New York Tax Free Reserves has difficulty finding high quality California municipal securities, Connecticut municipal securities or New York municipal securities to purchase, respectively, the amount of the fund’s income that is subject to California, Connecticut or New York taxes, as applicable, could increase. More detailed information about the economy of California, Connecticut and New York may be found in the SAI.

Risks associated with concentration in the banking industry. Each fund other than U.S. Treasury Reserves may concentrate in bank obligations. This means that an investment in a fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by a fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in a fund may involve foreign securities risk.

Foreign securities risk (each fund other than U.S. Treasury Reserves). Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets may also offer less protection to investors, such as a fund.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when a fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in a fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of

Western Asset / CitiSM Reserves ½ 41

fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the funds’ manager and its affiliates are under no obligation to provide financial support to a fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in a fund with the expectation that any such action will be taken.

Each Tax Free Fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from federal income tax, including the AMT, and applicable state and city, if any, personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax and/or the applicable state and city, if any, personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by a fund.

Some of each Tax Free Fund’s income distributions may be subject to regular federal income tax, the AMT or applicable state and city, if any, personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and applicable state and city, if any, personal income taxes. In addition, distributions of a Tax Free Fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California, Connecticut and New York, as applicable.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

The funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities are described in the SAI.

For more information about a fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

42 ½ Western Asset / CitiSM Reserves

More on fund management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of September 30, 2009, LMPFA’s total assets under management were approximately $182.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $506.4 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Management fee

Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended August 31, 2009, each fund paid management fees equal to the following percentages of each fund’s respective average daily net assets for management services, after waivers and reimbursements:

Fund	Fee rate (%)
Liquid Reserves	0.37

U.S. Treasury Reserves	0.29

Tax Free Reserves	0.28

California Tax Free Reserves	0.23

Connecticut Tax Free Reserves	0.39

New York Tax Free Reserves	0.29

A discussion regarding the basis for the Board’s approval of each fund’s current management agreement and subadvisory agreement is available in the funds’ Semi-Annual Report for the period ended February 28, 2009.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses for each fund are not expected to exceed the following amounts for Class N shares of the fund:

Fund	Limit (%)
Liquid Reserves	0.70

U.S. Treasury Reserves	0.70

Tax Free Reserves	0.65

California Tax Free Reserves	0.65

Connecticut Tax Free Reserves	0.65

New York Tax Free Reserves	0.65

Western Asset / CitiSM Reserves ½ 43

With respect to each fund, the arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding this limit.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

The funds have adopted a shareholder services and distribution plan for their Class N shares. Under the plan, each fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class N shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

44 ½ Western Asset / CitiSM Reserves

Buying shares

Shares of the funds are offered continuously and purchases may be made on any day the funds are open for business, as described under “Share price/Fund business days” below. The funds do not impose any minimum initial or subsequent investment requirements but your Service Agent may.

Each fund offers Class N shares and Connecticut Tax Free Reserves offers two additional classes of shares. Only Class N shares are offered through this Prospectus.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from a fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

Generally

You may buy shares of the funds on any day that the funds are open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Name of fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.

Through a fund	Investors should contact the funds at 1-800-625-4554 or 1-212-857-8181 to open an account and make arrangements to buy shares.
	•	If you are purchasing shares by wiring federal funds, you must contact the funds at 1-800-625-4554 or 1-212-857-8181 to arrange for the wiring of federal funds
	•	Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day

Western Asset / CitiSM Reserves ½ 45

Effectiveness of purchase orders

Purchase orders for shares of a fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 4:00 p.m. (Eastern time) in the case of Liquid Reserves, 2:00 p.m. (Eastern time) in the case of U.S. Treasury Reserves, or 12:00 noon (Eastern time) in the case of the Tax Free Funds) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value. If you pay by check, your order is effective when the check clears.

If you are purchasing by wire and a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call the funds between 8:00 a.m. and 5:30 p.m. (Eastern time).

46 ½ Western Asset / CitiSM Reserves

Exchanging shares

Generally

You may exchange shares of each fund for shares of any other Western Asset / CitiSM Funds money market fund on any day that both the fund and the fund into which you are exchanging shares are open for business.

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
• Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
• Always be sure to read the prospectus applicable to the fund into which you are exchanging shares

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund is open for business.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address:
Regular Mail:
Western Asset / CitiSM Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205
Express, Certified or Registered Mail:
Western Asset / CitiSM Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809
For more information, please contact your Service Agent or the funds or consult the SAI.

Western Asset / CitiSM Reserves ½ 47

Redeeming shares

Generally

You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

Contact your Service Agent or, if you hold shares directly with a fund, call the fund at 1-800-625-4554 or 1-212-857-8181 to redeem shares of the fund.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time (normally 4:00 p.m. (Eastern time) in the case of Liquid Reserves, 2:00 p.m. (Eastern time) in the case of U.S. Treasury Reserves, or 12:00 noon (Eastern time) in the case of the Tax Free Funds) that a fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent that day, but in any event within seven days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

The funds have the right to pay your redemption proceeds by giving you securities instead of cash. In that case, you may incur costs (such as brokerage commissions) converting the securities into cash. You should be aware that you may have to pay taxes on your redemption proceeds.

If you hold your shares through a Service Agent, your sale or redemption proceeds will be sent by federal wire to your Service Agent.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with a fund, write to the fund at the following address:

Regular Mail:
Western Asset / CitiSM Funds c/o Boston Financial Data Services P.O. Box 55083 Boston, MA 02205

Express, Certified or Registered Mail:

Western Asset / CitiSM Funds c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

Your written request must provide the following:
• The fund name, the class of shares being redeemed and your account number
• The dollar amount or number of shares being redeemed
• Signature of each owner exactly as the account is registered

• Signature guarantees, if applicable (see “Other things to know about transactions”)

48 ½ Western Asset / CitiSM Reserves

Redeeming shares cont’d

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with a fund, call the fund at 1-800-625-4554 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Please have the following information ready when you place your redemption request:
	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number
For more information, please contact your Service Agent or the funds or consult the SAI.

Western Asset / CitiSM Reserves ½ 49

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the funds. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the funds.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the funds’ other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The funds’ agents will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor their agents will bear any liability for these transactions.

The funds have the right to:

•	Suspend the offering of shares

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

50 ½ Western Asset / CitiSM Reserves

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/mandatory redemptions

Each fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the funds may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset / CitiSM Reserves ½ 51

Dividends, distributions and taxes

Dividends

Each fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month, and are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the funds to have your dividends paid in cash. You can change your choice at any time to be effective as of the next dividend.

Taxes

This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation.

Federal Taxation of Distributions: You normally will have to pay federal income tax on any dividends and other distributions you receive from Liquid Reserves or U.S. Treasury Reserves, whether you take distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. The funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates. Some dividends paid in January may be taxable as if they had been paid the previous December.

Each of the Tax Free Funds expects that most of its net income will be attributable to interest on municipal obligations and as a result, most of the fund’s dividends to you will not be subject to federal income tax. However, each Tax Free Fund may invest from time to time in taxable securities, and certain fund dividends may affect the computation of the federal alternative minimum tax. It is also possible, but not intended, that a Tax Free Fund may realize short-term or long-term capital gains or losses. Any distributions from interest earned by the Tax Free Funds on taxable securities or from any short-term capital gains will generally be taxable to you as ordinary income; distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) ordinarily will be taxable to you as long-term capital gains. Such distributions will be taxable whether you take distributions in cash or reinvest them in additional shares. The Tax Free Funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

Exempt-interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning shares in a Tax Free Fund. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying shares in a Tax Free Fund.

State and Local Taxes: Generally, you will have to pay state or local taxes on fund dividends and other distributions, although distributions derived from interest on U.S. government obligations (but not distributions of gain from the sale of such obligations) may be exempt from certain state and local taxes. Fund dividends that are not taxable to you for federal income tax purposes may still be taxable to you under the income or other tax laws of any state or local taxing authority.

You should consult your tax adviser in this regard.

Taxation of Transactions: If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event. However, you will not have any gain or loss on the sale or exchange so long as the fund whose shares you sell or exchange maintains a net asset value of $1.00 per share.

California Tax Free Reserves: The fund expects that as long as the fund meets certain requirements, including that at least 50% of the value of the fund’s assets consists of certain qualifying California municipal obligations, shareholders of the fund will be able to exclude from income, for California personal income tax purposes, dividends received from the fund which are derived from interest (less related expenses) from such California municipal obligations of the fund.

52 ½ Western Asset / CitiSM Reserves

Dividends, distributions and taxes cont’d

The foregoing description is a general, abbreviated summary that relates solely to the California personal income taxation of dividends received by shareholders. Accordingly, potential investors, including, in particular, investors who may be subject to California corporate franchise tax or California corporate income tax, should consult with their own tax advisers.

Connecticut Tax Free Reserves: The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax. Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to the Connecticut personal income tax and required to pay the federal alternative minimum tax.

New York Tax Free Reserves: The fund expects that, to the extent that dividends received from the fund are derived from interest on New York municipal obligations, the dividends will also be excluded from the gross income of individual shareholders who are New York residents for New York State and New York City personal income tax purposes. Dividends from the fund are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions (with certain limited exceptions provided in the New York City Tax on banking corporations).

Foreign Shareholders: If you are neither a citizen nor a resident of the United States, certain dividends that you receive from a fund may be subject to federal withholding tax. Most distributions received from the Tax Free Funds are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, a fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by a fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for fund taxable years beginning before January 1, 2010. The Tax Free Funds do not expect to designate any dividends as interest related dividends or short-term capital gain dividends. Distributions received from a fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdictions.

Backup Withholding: The account application asks each new investor to certify that the investor’s Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. A fund may be required to withhold (and pay over to the IRS for your credit) a percentage of certain distributions it pays you if you fail to provide this information or otherwise violate certain IRS regulations. The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Western Asset / CitiSM Reserves ½ 53

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the funds will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

Liquid Reserves normally closes for business and calculates its NAV at 4:00 p.m. (Eastern time). U.S. Treasury Reserves normally closes for business and calculates its NAV at 2:00 p.m. (Eastern time). Each of the Tax Free Funds normally closes for business and calculates its NAV at 12:00 noon (Eastern time). On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association (“SIFMA”)) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, each fund reserves the right to close early and calculate its NAV as of the time of its early close.

For Liquid Reserves only: When the NYSE closes early on a business day before or after a day on which a national holiday is celebrated, the fund will close for business and calculate its NAV at such time the NYSE closes. For calendar year 2010, the NYSE will close early at 1:00 p.m. (Eastern time) on November 26, 2010.

For U.S. Treasury Reserves only: When SIFMA recommends an early close to the bond markets on a business day before or after a day on which a national holiday is celebrated, U.S. Treasury Reserves will close for business and calculate its NAV at 12:00 noon (Eastern time) on that day. For calendar year 2010, SIFMA currently recommends an early close of the bond markets on April 1, 2010, May 28, 2010, November 26, 2010, December 23, 2010 and December 30, 2010, which schedule may be changed by SIFMA due to market conditions.

To determine whether a fund is open for business, please call the fund at 1-800-625-4554 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

54 ½ Western Asset / CitiSM Reserves

Financial highlights

The financial highlights tables are intended to help you understand the performance of fund shares for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in each fund’s annual report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of each fund’s predecessor.

For a share of beneficial interest outstanding throughout each year ended August 31:
Western Asset / CitiSM Liquid Reserves — Class N Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.010	0.033	0.047	0.038	0.019

Net realized and unrealized gain (loss)[1]	0.000	(0.000)	0.000	(0.000)	0.000

Total income from operations	0.010	0.033	0.047	0.038	0.019

Less distributions from:
Net investment income	(0.010)	(0.033)	(0.047)	(0.038)	(0.019)

Net realized gains	—	—	—	—	(0.000)[1]

Total distributions	(0.010)	(0.033)	(0.047)	(0.038)	(0.019)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.96%[3]	3.39%[3]	4.77%	3.90%	1.94%

Net assets, end of year (millions)	$767	$1,228	$1,283	$1,406	$1,632

Ratios to average net assets:
Gross expenses[4]	0.80%[5,6]	0.75%[5]	0.76%[5,7]	0.82%[5]	0.86%

Net expenses[4,8,9]	0.72 [6,10]	0.68	0.70 [7]	0.69	0.70

Net investment income	1.05	3.35	4.67	3.82	1.91

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	If the Portfolio had not entered into the Letter and Capital Support Agreements, the total return would have been lower.

[4]	Includes the Fund’s share of Liquid Reserves Portfolio’s allocated expenses.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.79%, 0.74%, 0.74% and 0.78% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[6]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.67%, respectively.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.69%, respectively.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.70%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Western Asset / CitiSM Reserves ½ 55

For a share of beneficial interest outstanding throughout each year ended August 31:

Western Asset / CitiSM U.S. Treasury Reserves — Class N Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.001	0.020	0.042	0.035	0.016

Net realized gain[1]	0.000	0.000	0.000	0.000	0.000

Total income from operations	0.001	0.020	0.042	0.035	0.016

Less distributions from:
Net investment income	(0.001)	(0.020)	(0.042)	(0.035)	(0.016)

Net realized gains[1]	(0.000)	(0.000)	(0.000)	(0.000)	(0.000)

Total distributions	(0.001)	(0.020)	(0.042)	(0.035)	(0.016)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.15%	1.98%	4.33%	3.59%	1.65%

Net assets, end of year (000s)	$1,383,549	$1,208,974	$200,139	$260,752	$258,142

Ratios to average net assets:
Gross expenses[3]	0.74%[4,5]	0.75%[5]	0.85%[5,7]	0.89%[5]	0.91%

Net expenses[3,8,9]	0.52 [4,6]	0.70	0.70 [7]	0.70	0.70

Net investment income	0.14	1.45	4.25	3.57	1.62

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of U.S. Treasury Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.72% and 0.50%, respectively.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratios would have been 0.74%, 0.75%, 0.81% and 0.83% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[6]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.83% and 0.69%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.70%.

56 ½ Western Asset / CitiSM Reserves

Financial highlights cont’d

For a share of beneficial interest outstanding throughout each year ended August 31:

Western Asset / CitiSM Tax Free Reserves — Class N Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.007	0.020	0.030	0.025	0.014

Net realized gain (loss)[1]	(0.000)	0.000	0.000	(0.000)	(0.000)

Total income from operations	0.007	0.020	0.030	0.025	0.014

Less distributions from:
Net investment income	(0.007)	(0.020)	(0.030)	(0.025)	(0.014)

Total distributions	(0.007)	(0.020)	(0.030)	(0.025)	(0.014)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.72%	2.03%	3.04%	2.54%	1.38%

Net assets, end of year (000s)	$232,108	$405,696	$373,870	$380,045	$406,529

Ratios to average net assets:
Gross expenses[3]	0.83%[4,5]	0.76%[5]	0.80%[5,6]	0.85%[5]	0.84%

Net expenses[3,7,8]	0.65 [4,9]	0.65	0.66 [6]	0.65	0.65

Net investment income	0.78	2.00	3.00	2.50	1.35

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Includes the Fund’s share of Tax Free Reserves Portfolio’s allocated expenses.

[4]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79% and 0.61%, respectively.

[5]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.82%, 0.76%, 0.78% and 0.80% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79% and 0.65%, respectively.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%.

[9]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Western Asset / CitiSM Reserves ½ 57

For a share of beneficial interest outstanding throughout each year ended August 31:
Western Asset / CitiSM California Tax Free Reserves — Class N Shares	2009		2008	2007	2006	2005

Net asset value, beginning of year	$1.000		$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.005		0.019	0.029	0.024	0.013

Net realized gain[1]	0.000		0.000	0.000	0.000	0.000

Total income from operations	0.005		0.019	0.029	0.024	0.013

Less distributions from:
Net investment income	(0.005)		(0.019)	(0.029)	(0.024)	(0.013)

Net realized gains	—		(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]

Total distributions	(0.005)		(0.019)	(0.029)	(0.024)	(0.013)

Net asset value, end of year	$1.000		$1.000	$1.000	$1.000	$1.000

Total return[2]	0.53%		1.92%	2.94%	2.48%	1.31%

Net assets, end of year (000s)	$117,699		$233,642	$263,000	$277,501	$264,609

Ratios to average net assets:
Gross expenses	0.86%[3,4]		0.78%[4]	0.79%[4,5]	0.83%[4]	0.80%

Net expenses[6,7]	0.63	[3]†	0.65 [8]	0.65 [5,8]	0.65 [8]	0.65 [8]

Net investment income	0.64		1.96	2.90	2.44	1.29

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.81% and 0.59%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.85%, 0.77%, 0.77% and 0.78% for the years ended August 31, 2009, 2008, 2007, and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.78% and 0.65%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of the Fund will not exceed 0.65%.

[8]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

58 ½ Western Asset / CitiSM Reserves

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended August 31:
Western Asset / CitiSM Connecticut Tax Free Reserves — Class N Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.006	0.021	0.030	0.025	0.013

Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.021	0.030	0.025	0.013

Less distributions from:

Net investment income	(0.006)	(0.021)	(0.030)	(0.025)	(0.013)

Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.021)	(0.030)	(0.025)	(0.013)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.57%	2.07%	3.02%	2.48%	1.30%

Net assets, end of year (000s)	$74,149	$125,590	$130,139	$134,764	$123,957

Ratios to average net assets:
Gross expenses	0.83%[3,4]	0.74%[4]	0.78%[4,5]	0.83%[4]	0.80%

Net expenses[6,7]	0.62 [3,8]	0.58 [9]	0.61 [5,9]	0.63 [9]	0.65 [9]

Net investment income	0.63	2.02	2.98	2.47	1.31

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.79% and 0.58%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.83%, 0.73%, 0.76% and 0.78% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.77% and 0.60%, respectively.

[6]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class N shares will not exceed 0.65%

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Western Asset / CitiSM Reserves ½ 59

For a share of beneficial interest outstanding throughout each year ended August 31:
Western Asset / CitiSM New York Tax Free Reserves — Class N Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.006	0.019	0.030	0.025	0.014

Net realized gain (loss)[1]	(0.000)	(0.000)	0.000	(0.000)	0.000

Total income from operations	0.006	0.019	0.030	0.025	0.014

Less distributions from:
Net investment income	(0.006)	(0.019)	(0.030)	(0.025)	(0.014)

Net realized gains	—	(0.000)[1]	—	(0.000)[1]	(0.000)[1]

Total distributions	(0.006)	(0.019)	(0.030)	(0.025)	(0.014)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.64%	1.95%	3.01%	2.52%	1.36%

Net assets, end of year (000s)	$528,160	$982,856	$1,002,749	$970,321	$1,034,450

Ratios to average net assets:
Gross expenses	0.80%[3,4]	0.74%[4]	0.76%[4,5]	0.79%[4]	0.75%

Net expenses[6,7]	0.64 [3,8]	0.65 [9]	0.65 [5,9]	0.65 [9]	0.65 [9]

Net investment income	0.78	1.92	2.97	2.49	1.34

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.59%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.79%, 0.73%, 0.74% and 0.75% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.76% and 0.65%, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of shares will not exceed 0.65%.

[8]	In order to maintain a minimum yield of 0.01% additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Western Asset / CitiSM

Liquid Reserves

Western Asset / CitiSM

U.S. Treasury Reserves

Western Asset / CitiSM

Tax Free Reserves

Western Asset / CitiSM

California Tax Free Reserves

Western Asset / CitiSM

Connecticut Tax Free Reserves

Western Asset / CitiSM

New York Tax Free Reserves

Class N Shares

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about each fund’s investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent or the funds if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling the funds at 1-800-625-4554 or 1-212-857-8181, or by writing to the funds at 55 Water Street, New York, New York 10041.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04052)
FD02403ST 12/09

December 29, 2009

Prospectus

Western Asset / CitiSM

Connecticut
Tax Free
Reserves

Class : Ticker Symbol

Western Asset Connecticut Money Market Class A : CNNXX
Western Asset Connecticut Money Market Class I : CCYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2½   Western Asset / CitiSM Connecticut Tax Free Reserves

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason in the name of the fund. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup. Investments in the fund are not bank deposits or obligations of Citigroup.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   3

Investment objective

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)

	Class A	Class I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

	Class A	Class I

Management fees	0.45	0.45

Distribution and service (12b-1) fees	0.10	None

Other expenses	0.08	0.08

Total annual fund operating expenses[1]	0.63	0.53

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A	64	201	350	786

Class I	54	170	297	665

4½   Western Asset / CitiSM Connecticut Tax Free Reserves

Principal investment
strategies

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in short-term high quality municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and Connecticut personal income taxes. These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal income tax, the federal alternative minimum tax and/or Connecticut state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

***

Western Asset / CitiSM Connecticut Tax Free Reserves was formerly known as CitiSM Connecticut Tax Free Reserves.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objectives.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   5

Tax risk. The income on the fund’s municipal securities could become subject to federal income or Connecticut state personal income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal securities. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in municipal securities and interests in municipal securities that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the fund’s statement of additional information (the “SAI”).

The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer.

6½   Western Asset / CitiSM Connecticut Tax Free Reserves

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	Since inception	Inception date

Class A	1.57	1.92	1.56	07/03/2001

Class I	1.70	2.04	2.02	12/03/2003

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   7

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)

	Class A	Class I

General	1,000/50	N/A

Sweep Feature	Variable/Variable	N/A

Systematic Investment Plans	50/50	N/A

Uniform Gifts or Transfers to Minor Accounts	250/50	N/A

Clients of Eligible Financial Intermediaries	None/None	None/None

Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

Purchases are generally effective upon receipt of immediately available funds. Redemption proceeds are normally sent on the business day your order is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to distribute income that is exempt from regular federal income tax, the federal alternative minimum tax and Connecticut personal income taxes. A portion of the fund’s distributions may be subject to such taxes.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8½   Western Asset / CitiSM Connecticut Tax Free Reserves

More on the fund’s investment strategies,
investments and risks

The fund is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. The fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

Except for the fund’s 80% policy, discussed below, the fund’s investment objectives and strategies may be changed without shareholder approval. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”), and Connecticut personal income taxes (“Connecticut municipal securities”). Subject to the fund’s 80% policy, the fund may purchase other money market instruments the interest on which is subject to regular federal income tax, the AMT and/or Connecticut state personal income taxes.

Minimum credit quality

The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Connecticut municipal securities

Connecticut municipal securities include debt obligations issued by any of the State of Connecticut and its political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   9

Connecticut municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short- term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

The fund may invest without limit in municipal securities that derive income from similar types of projects or that are otherwise related in such a way that an economic, business or political development or change affecting one of the securities would also affect the others.

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

U.S. Treasury obligations

U.S. Treasury obligations are direct debt obligations issued by the U.S. government. They include Treasury bills, with maturities from 90 days to 360 days, which are typically sold at a discount, as they pay interest only upon maturity. Treasury bills are non-callable. Treasury notes have a maturity between two and ten years, and pay interest semi-annually, while bonds have a maturity of over ten years. Because U.S. Treasury obligations are considered to have very low risk, they typically offer lower interest rates than other obligations.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

10½   Western Asset / CitiSM Connecticut Tax Free Reserves

More on the fund’s investment strategies,
investments and risks cont’d

Structured instruments

The fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Structured securities include variable rate demand instruments and participation interests that are backed by underlying municipal or other securities. Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a daily or weekly basis. In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

Mortgage-backed and asset-backed securities

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

Banking industry concentration

The fund may invest without limit in obligations of U.S. banks and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery and forward commitment transactions

The fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. The fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on the fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities the fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   11

Repurchase agreements

In a repurchase agreement, a fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

The fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, the fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in the fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions and investing in any type of taxable money market instruments or cash without regard to any percentage limitations.

The fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, the fund would not earn income on those assets and the fund’s yield would go down. If the fund takes a temporary defensive position, it would be more difficult for the fund to achieve its objectives.

Other investments

The fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the fund maintains a weighted average maturity of no more than 90 days, many of its investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of the fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

12½   Western Asset / CitiSM Connecticut Tax Free Reserves

More on the fund’s investment strategies,
investments and risks cont’d

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, the fund could reduce the number of its outstanding shares. For example, the fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in the fund, you agree to this reduction should it become necessary.

Investment structure

In the future, the fund may invest in securities through one or more mutual funds or pooled investment vehicles rather than investing directly in securities.

More on risks of investing in the fund

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in the fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. The fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by the fund or a counterparty to a financial contract with the fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline significantly, particularly in certain market environments.

Upon the occurrence of certain triggering events or defaults on a security held by the fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, the fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

Yield risk. The fund invests in short-term money market instruments. As a result, the amount of income paid to you by the fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, the fund’s expenses could absorb all or a significant portion of the fund’s income, and, if the fund’s expenses exceed the fund’s income, the fund may be unable to maintain its $1 share price.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Tax risk. There is no guarantee that the income on the fund’s municipal securities will remain exempt from regular federal income taxes, the AMT or Connecticut personal income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities.

Structured securities risk. The value of a structured security in which the fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   13

Risks associated with focusing on investments in Connecticut municipal securities. The fund focuses its investments on Connecticut municipal issuers. The fund may be affected significantly by adverse economic, political or other events affecting Connecticut municipal issuers. Connecticut is facing fiscal and economic challenges brought on by the recession. The state may experience a budget deficit in the current fiscal year and in subsequent periods. Additionally, the state’s unemployment rate continues to increase, which could contribute to reduced state tax revenues. These and other factors may affect adversely the ability of the issuers of Connecticut municipal securities to make required payments of interest and principal, as well as the market value and marketability of municipal securities held by the fund. The foregoing and other factors may result in losses to the fund. In addition, if the fund has difficulty finding high quality Connecticut municipal securities to purchase, the amount of the fund’s income that is subject to Connecticut taxes could increase. More detailed information about the economy of Connecticut may be found in the SAI.

Risks associated with concentration in the banking industry. The fund may concentrate in bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in the fund may involve foreign securities risk.

Foreign securities risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by the fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets may also offer less protection to investors, such as the fund.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when the fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment manager, redemptions by these shareholders may further increase the fund’s redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or

14½   Western Asset / CitiSM Connecticut Tax Free Reserves

More on the fund’s investment strategies,
investments and risks cont’d

take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

The fund purchases municipal securities the interest on which, in the opinion of bond counsel at the time the securities are issued, is exempt from both federal income tax, including the AMT, and Connecticut state personal income taxes. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal and/or Connecticut state personal income taxes, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable. Future litigation or legislation could adversely affect the tax status of municipal securities held by the fund.

Some of the fund’s income distributions may be subject to regular federal income tax, the AMT or Connecticut state personal income taxes, and distributions of any capital gains generally will be subject to regular federal income tax and Connecticut state personal income taxes. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Connecticut.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its objectives. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

For more information about the fund, please visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   15

More on fund management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of September 30, 2009, LMPFA’s total assets under management were approximately $182.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $506.4 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Management fee

The fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the fiscal year ended August 31, 2009, the fund paid a management fee equal to 0.39% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s current management agreement and subadvisory agreement is available in the fund’s Semi-Annual Report for the period ended February 28, 2009.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses are not expected to exceed 0.65% for Class A shares and 0.55% for Class I shares of the fund. This arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in a class’ total annual operating expenses exceeding this limit.

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a shareholder services and distribution plan for its Class A shares. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

16½   Western Asset / CitiSM Connecticut Tax Free Reserves

More on fund management cont’d

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   17

Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of the fund. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional Investors and Clients of Financial Intermediaries should refer to “Institutional Investors—eligible investors” below for a description of the classes available to them.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from the fund

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

The fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website.

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

18½   Western Asset / CitiSM Connecticut Tax Free Reserves

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• No initial sales charge • No contingent deferred sales charge, except if acquired through exchange • Generally higher annual expenses than Class I	None[2]

None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares which could be up to 1.00%. There is no contingent deferred sales charge after 1 year

				0.10% of average daily net assets	Class A shares of funds sold by the distributor

Class I	• No initial or contingent deferred sales charge	None	None	None	Class I shares of funds sold by the distributor
• Only offered to Institutional Investors, Clients of Eligible Financial Intermediaries and other eligible investors
• Generally lower annual expenses than Class A

1 Ask your Service Agent about the funds available for exchange.

2 Initial sales charges may apply if you exchange shares of the fund for shares of another fund sold by the distributor.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   19

Sales charges

Class A shares

You buy Class A shares at net asset value with no initial or contingent deferred sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within twelve months of the date you purchased shares of the original fund. Service Agents receive a service fee of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class I shares

Class I shares of the fund are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

20½   Western Asset / CitiSM Connecticut Tax Free Reserves

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another fund sold by the distributor subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   21

Institutional Investors – eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares, which are subject to a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and/or distribution fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes, please contact your Service Agent for additional details.

22½   Western Asset / CitiSM Connecticut Tax Free Reserves

Buying shares

Shares of the fund are offered continuously and purchases may be made on any day the fund is open for business, as described under “Share price/Fund business days” below.

The fund offers three classes of shares. Only Class A and Class I shares are offered through this Prospectus.

Generally

You may buy shares of the fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
	•	Name of fund being bought
	•	Class of shares being bought
	•	Dollar amount or number of shares being bought
	•	Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	For initial purchases, complete and send your account application to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504

Subsequent purchases should be sent to the same address.
Enclose a check to pay for shares, or if paying by wire, shareholders must call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholders Services at 1-888-425-6432.

Orders received by telephone after the time at which the fund calculates its net asset value on a day will not be processed and the investor must resubmit the order the following day.

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis

	•	The amount transferred must be at least $50
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   23

Effectiveness of purchase orders

Purchase orders for shares of the fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 12:00 noon (Eastern time)) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value. If you pay by check, your order is effective when the check clears.

If you are purchasing by wire and the fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

24½   Western Asset / CitiSM Connecticut Tax Free Reserves

Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor.
You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•

If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of the exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

	•	You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)
	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

You may place exchange orders by telephone if your account permits. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for information. Telephone exchanges may be made only between accounts that have identical registrations, and may be made on any day the fund is open for business.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:
Regular Mail:
Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504
Express, Certified or Registered Mail:
Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   25

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may sell or redeem shares on any day that the fund is open for business, as described under “Share price/Fund business day” below, at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If the shares are held by a fiduciary or corporations, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time (normally 12:00 p.m. noon Eastern time) that the fund calculates its net asset value on any day the fund is open for business, your sale or redemption proceeds normally will be sent that day, but in any event within seven days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your sale or redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

By mail	Contact your Service Agent, or if you hold your shares directly with the fund, write to the fund at the following address:
Regular Mail:
Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504
Express, Certified or Registered Mail:
Legg Mason Funds P.O. Box 55214 Boston, MA 02205-8504
Your written request must provide the following:
	•	The fund name, the class of shares being redeemed and your account number
	•	The dollar amount or number of shares being redeemed
	•	Signature of each owner exactly as the account is registered

	•	Signature guarantees, if applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold your shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time) for information.

	•	If you hold your shares directly with the fund, sales or redemptions of shares may be made by telephone in amounts up to $50,000 per day, on any day the NYSE is open for business

26½   Western Asset / CitiSM Connecticut Tax Free Reserves

Redeeming shares cont’d

•

Your sale or redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you when you authorize telephone sales and redemptions. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and you may be asked to provide other documents. Your Service Agent may charge a fee on a wire or an electronic transfer (ACH)

Automatic cash withdrawal plans	You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000.
The following conditions apply:

	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

	•	Each automatic redemption must be at least $50
	•	Your shares may not be represented by certificates
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon sale or redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence up to a maximum of 12% in one year

	•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   27

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using the fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

28½   Western Asset / CitiSM Connecticut Tax Free Reserves

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the funds described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   29

Dividends, distributions and taxes

Dividends

Each business day when the fund determines its net asset value, it calculates the fund’s net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. You will receive your dividends as full and fractional additional fund shares. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

You may receive three different types of distributions from the fund: exempt-interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. For other distributions, you will generally have to pay federal income taxes. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share. The following table summarizes the tax status to you of certain transactions related to the fund:

Transaction	Federal tax status	Connecticut personal income tax status
Redemption or exchange of shares	Usually no gain or loss, loss may result to extent of any contingent deferred sales charge	Usually no gain or loss, loss may result to extent of any contingent deferred sales charge

Exempt-interest dividends	Exempt from federal income tax	Exempt from personal income tax if from interest on Connecticut municipal securities

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain	Taxable

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income	Taxable

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund may realize capital gains on the sale of its securities. The fund anticipates that it will normally not earn or distribute any long-term capital gains. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Some exempt-interest dividends may be subject to the federal alternative minimum tax.

Exempt-interest dividends are taken into account in determining the amount of your social security and railroad retirement benefits, if any, that may be subject to federal income tax. In addition, you may not claim a deduction for interest on indebtedness you incurred or continued for the purpose of owning fund shares. Shareholders who are, or who are related to, “substantial users” of facilities financed by private activity bonds should consult their tax advisers before buying fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year may in certain circumstances be treated as received by shareholders in December for tax purposes.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the fund may be subject to federal withholding tax. Most fund distributions are expected to be exempt-interest dividends,

30½   Western Asset / CitiSM Connecticut Tax Free Reserves

Dividends, distributions and taxes cont’d

which are not subject to such withholding. To the extent that fund distributions consist of ordinary dividends or other payments that are subject to withholding, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, ordinary dividends that are designated by the fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the fund beginning before January 1, 2010. The fund does not expect to designate any dividends as interest-related dividends or short-term capital gain dividends.

If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends (including exempt-interest dividends) and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

State and local taxes

Generally, you will have to pay state or local taxes on fund dividends and other distributions. Except as noted below, fund dividends that are not taxable to you for federal income tax purposes may still be subject to tax under the income or other tax laws of state or local taxing authorities. You should consult your own tax adviser in this regard.

The fund expects that shareholders will not be subject to the Connecticut personal income tax on exempt-interest dividends received from the fund to the extent that those distributions are derived from interest on Connecticut municipal obligations or on obligations the interest on which Connecticut is prohibited from taxing by federal law, e.g., tax-exempt obligations that are issued by the governments of U.S. territories or possessions and their political subdivisions. Capital-gain dividends derived from Connecticut municipal obligations (but not capital gain dividends derived from obligations of U.S. territories or possessions and their political subdivisions) also are excluded from this tax.

Distributions by the fund derived from interest income, other than interest on Connecticut municipal obligations or on obligations issued by the governments of U.S. territories or possessions and their political subdivisions, that are treated as a preference item for federal income tax purposes may be subject to the net Connecticut minimum tax in the case of any shareholder subject to Connecticut personal income taxes and required to pay the federal alternative minimum tax.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   31

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV of $1.00 per share, but there is no guarantee that it will do so.

The fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. The fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, the fund will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event. In the event the NYSE does not open for business because of an emergency or other unanticipated event, the fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

The fund normally closes for business and calculates its NAV at 12:00 noon (Eastern time). On any day when the NYSE, the FRBNY or the bond markets (as recommended by the Securities Industry and Financial Markets Association) close early due to an unanticipated event, or if trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC, the fund reserves the right to close early and calculate its NAV as of the time of its early close.

To determine whether the fund is open for business, please call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 between 8:30 a.m. and 5:30 p.m. (Eastern time). You should contact your Service Agent to determine whether your Service Agent will be open for business.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

32½   Western Asset / CitiSM Connecticut Tax Free Reserves

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s and the predecessor fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the fund’s Annual Report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Western Asset Connecticut Money Market Class A Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.006	0.020	0.030	0.025	0.013

Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.020	0.030	0.025	0.013

Less distributions from:
Net investment income	(0.006)	(0.020)	(0.030)	(0.025)	(0.013)

Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.020)	(0.030)	(0.025)	(0.013)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.57%	2.05%	3.01%	2.50%	1.31%

Net assets, end of year (000s)	$134,674	$261,958	$224,181	$179,301	$127,635

Ratios to average net assets:
Gross expenses	0.68%[3,4]	0.61%[4]	0.65%[4,5]	0.67%[4]	0.67%

Net expenses[6,7]	0.62 [3,8]	0.60 [9]	0.61 [5,9]	0.61 [9]	0.64 [9]

Net investment income	0.69	1.95	2.97	2.49	1.36

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.63% and 0.57%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.68%, 0.60%, 0.63% and 0.62% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.65% and 0.61%, respectively.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class A shares will not exceed 0.65%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Western Asset / CitiSM Connecticut Tax Free Reserves  ½   33

For a share of each class of beneficial interest outstanding throughout each year ended August 31:

Western Asset Connecticut Money Market Class I Shares	2009	2008	2007	2006	2005

Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income	0.006	0.022	0,031	0.026	0.014

Net realized gain	—	0.000 [1]	0.000 [1]	0.000 [1]	0.000 [1]

Total income from operations	0.006	0.022	0.031	0.026	0.014

Less distributions from:
Net investment income	(0.006)	(0.022)	(0.031)	(0.026)	(0.014)

Net realized gains	—	(0.000)[1]	(0.000)[1]	—	—

Total distributions	(0.006)	(0.022)	(0.031)	(0.026)	(0.014)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[2]	0.64%	2.18%	3.12%	2.61%	1.43%

Net assets, end of year (000s)	$21,153	$44,712	$32,402	$36,339	$24,020

Ratios to average net assets:
Gross expenses	0.60%[3,4]	0.49%[4]	0.56%[4,5]	0.57%[4]	0.52%

Net expenses[6,7]	0.54 [3,8]	0.48 [9]	0.51 [5,9]	0.50 [9]	0.52 [9]

Net investment income	0.81	2.07	3.07	2.58	1.40

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.53% and 0.47%, respectively.

[4]

The gross expense ratio includes litigation fees. In the absence of these fees, the gross expense ratio would have been 0.59%, 0.48%, 0.54% and 0.51% for the years ended August 31, 2009, 2008, 2007 and 2006, respectively.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.51%, respectively.

[6]

As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Western Asset Connecticut Money Market Class I shares will not exceed 0.55%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

[9]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Western Asset / CitiSM

Connecticut Tax Free Reserves

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04052)
FD02332ST 12/09

December 29, 2009

Legg Mason Partners Money Market Trust

Western Asset / CitiSM Liquid Reserves
Class N (CIRXX)

Western Asset / CitiSM U.S. Treasury Reserves
Class N (CISXX)

Western Asset / CitiSM Tax Free Reserves
Class N (CIXXX)

Western Asset / CitiSM California Tax Free Reserves
Class N (CFAXX)

Western Asset / CitiSM Connecticut Tax Free Reserves
Class N (CFNXX), Western Asset Connecticut Money Market—Class A (CNNXX) and
Western Asset Connecticut Money Market—Class I (CCYXX)

Western Asset / CitiSM New York Tax Free Reserves
Class N (CIYXX)

55 Water Street
New York, New York 10041
1-800-625-4554
1-212-857-8181

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectuses for Class N shares of Western Asset / CitiSM Liquid Reserves (“Liquid Reserves”), Western Asset / CitiSM U.S. Treasury Reserves (“U.S. Treasury Reserves”), Western Asset / CitiSM Tax Free Reserves (“Tax Free Reserves”), Western Asset / CitiSM California Tax Free Reserves (“California Tax Free Reserves”), Western Asset / CitiSM Connecticut Tax Free Reserves (“Connecticut Tax Free Reserves”) and Western Asset / CitiSM New York Tax Free Reserves (“New York Tax Free Reserves” and, collectively, the “funds”) and for Western Asset Connecticut Money Market—Class A and Class I shares, each a separate class of Connecticut Tax Free Reserves, each dated December 29, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into each of the Prospectuses.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each of the funds assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor. Prior to June 1, 2009, Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were known as CitiSM Cash Reserves, CitiSM U.S. Treasury Reserves, CitiSM Tax Free Reserves, CitiSM California Tax Free Reserves, CitiSM Connecticut Tax Free Reserves and CitiSM New York Tax Free Reserves, respectively.

Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectuses and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors/prospectuses. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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MASTER/FEEDER STRUCTURE

Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves utilize a master/feeder structure by investing all of their investable assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each of Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio is a diversified, open-end management investment company. Tax Free Reserves Portfolio is a non-diversified, open-end management investment company. Each portfolio has the same investment objectives and policies as its corresponding fund.

The Trustees of the Trust believe that the aggregate per share expenses of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves and their corresponding portfolios will be less than or approximately equal to the expenses that each fund would incur if the assets of the fund were invested directly in the types of securities held by its portfolio. Each fund may withdraw its investment in its portfolio at any time, and will do so if the fund’s Trustees believe it to be in the best interest of the fund’s shareholders. If a fund were to withdraw its investment in its portfolio, the fund could either invest directly in securities in accordance with the investment policies described below or invest in one or more other mutual funds or pooled investment vehicles having similar investment objectives and policies. If a fund were to withdraw, the fund could receive securities from the portfolio instead of cash, causing the fund to incur brokerage, tax and other charges or leaving it with securities that may or may not be readily marketable or widely diversified.

Each portfolio may change its investment objective and certain of its investment policies and restrictions without approval by its investors, but a portfolio will notify its corresponding fund (which in turn will notify its shareholders) and its other investors at least 30 days (or, when required by law, at least 60 days) before implementing any change in its investment objective. A change in investment objective, policies or restrictions may cause a fund to withdraw its investment in its portfolio.

The portfolios, as series of a Maryland business trust, are not required to hold and have no intention of holding annual meetings of investors. However, when a portfolio is required to do so by law, or in the judgment of its Trustees it is necessary or desirable to do so, the portfolio will submit matters to its investors for a vote. When a fund is asked to vote on matters concerning its corresponding portfolio (other than a vote to continue the portfolio following the withdrawal of an investor), the fund will either hold a shareholder meeting and vote in accordance with shareholder instructions, or otherwise act in accordance with applicable law. Of course, the fund could be outvoted, or otherwise adversely affected, by other investors in the portfolio.

The portfolios may sell interests to investors in addition to the funds. These investors may be funds which offer shares to their shareholders with different costs and expenses than the funds. Therefore, the investment returns for all investors in funds investing in a portfolio may not be the same. These differences in returns are also present in other mutual fund structures.

Each portfolio is open for business on each day that its corresponding fund is open for business as set forth in the funds’ Prospectuses. Each portfolio determines its net asset value at the same time on each business day as its corresponding fund (typically 4:00 p.m. (Eastern time) in the case of Liquid Reserves Portfolio, 2:00 p.m. (Eastern time) in the case of U.S. Treasury Reserves Portfolio, or 12:00 noon (Eastern time) in the case of Tax Free Reserves Portfolio), but subject to certain exceptions as set forth in the fund’s Prospectuses (for each portfolio, the “NAV Calculation Time”). A fund may add to or reduce its investment in the portfolio on each business day. On each such business day, the value of each investor’s interest in the portfolio is determined at its NAV Calculation Time by multiplying the net asset value of the portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the portfolio is then re-computed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the portfolio as of its NAV Calculation Time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the portfolio as of its NAV Calculation Time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the portfolio by all investors in the portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the portfolio as of its NAV Calculation Time, on the following business day of the portfolio. Notwithstanding the foregoing, to the extent that a portfolio’s net asset value is determined at a time earlier than provided above, each of the determinations described above in this paragraph shall take place at the earlier time that the portfolio’s net asset value is determined. For more information, see the funds’ Prospectuses.

Information about other holders of interests in the portfolios is available from LMIS.

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Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves may, in the future, convert to a fund of funds structure. In a fund of funds structure, the funds invest all or a portion of their assets in multiple investment companies.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES
AND CERTAIN INVESTMENT LIMITATIONS

Each of Liquid Reserves and U.S. Treasury Reserves is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves (collectively, the “Tax Free Funds”) is classified as non-diversified under the 1940 Act.

The funds’ Prospectuses discuss each fund’s investment objective(s) and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus(es).

Investment Objectives

Liquid Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income as is consistent with the preservation of capital.

U.S. Treasury Reserves. The fund’s investment objective is to provide shareholders with liquidity and as high a level of current income from U.S. government obligations as is consistent with preservation of capital.

Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

California Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and California personal income taxes, preservation of capital and liquidity.

Connecticut Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from both federal and Connecticut personal income taxes, preservation of capital and liquidity.

New York Tax Free Reserves. The fund’s investment objectives are to provide shareholders with high levels of current income exempt from federal, New York State and New York City personal income taxes, preservation of capital and liquidity.

The investment objectives of the funds are non-fundamental and may be changed without shareholder or investor approval.

Principal Investment Strategies and Certain Investment Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

The Trust seeks to achieve the investment objective(s) of each of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves by investing all of their assets in Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively. Each portfolio has the same investment objectives and policies as its corresponding fund.

Since the investment characteristics of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves will correspond directly to those of the portfolios in which they invest, the following applies to both the funds and the portfolios, as applicable. A fund may withdraw its investment from its corresponding portfolio at any time, if the Trust’s Board of Trustees (the “Board”) determines that it is in the best interests of the fund to do so. If a fund were to then invest directly in securities, the fund’s assets would be invested in accordance with the applicable investment policies described below.

Liquid Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in the highest short-term rating category, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity

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on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if unrated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper and asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, U.S. states and municipalities, or may be issued or guaranteed by the governments of Western Europe, Australia, Japan and Canada. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks, such as certificates of deposit, fixed time deposits and bankers’ acceptances.

The fund limits its investments in U.S. bank obligations (including, for these purposes, their non-U.S. branches) to banks having total assets in excess of $1 billion and which are subject to regulation by an agency of the U.S. government. The fund may also invest in certificates of deposit issued by banks the deposits in which are insured by the Federal Deposit Insurance Corporation (“FDIC”), having total assets of less than $1 billion, provided that the fund at no time owns certificates of deposit with a principal amount in excess of the amount that is fully insured by FDIC insurance of any one of those issuers.

The fund limits its investments in “non-U.S. bank obligations” to U.S. dollar-denominated obligations of banks that at the time of investment are non-U.S. branches or subsidiaries of U.S. banks that meet the criteria in the preceding paragraphs or are U.S. or non-U.S. branches of non-U.S. banks that (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest non-U.S. banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the subadviser, are of an investment quality comparable with obligations of U.S. banks which may be purchased by the fund. These obligations may be general obligations of the parent bank, in addition to the issuing branch or subsidiary, but the parent bank’s obligations may be limited by the terms of the specific obligation or by governmental regulation. The fund also limits its investments in non-U.S. bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan, the Cayman Islands, the Bahamas and Canada. The fund does not purchase any bank obligation of any affiliate of the subadviser.

The fund limits its investments in non-U.S. government obligations to obligations issued or guaranteed by the governments of Western Europe (United Kingdom, France, Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Spain, Ireland and Austria), Australia, Japan and Canada. Generally, such obligations may be subject to the additional risks described in connection with the purchase of non-U.S. bank obligations.

The fund does not purchase securities which it believes, at the time of purchase, will be subject to exchange controls or non-U.S. withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the fund’s investments. In the event exchange controls or non-U.S. withholding taxes are imposed with respect to any of the fund’s investments, the effect may be to reduce the income received by the fund on such investments or to prevent the fund from receiving any value in U.S. dollars from its investment in non-U.S. securities.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s investment objectives or any of its investment policies.

U.S. Treasury Reserves

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund is permitted to maintain a weighted average maturity of up to 90 days, although under normal conditions, the fund will maintain a shorter maturity. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests all of its assets in direct obligations of the U.S. Treasury, including U.S. Treasury bills, notes and bonds. The fund will not enter into repurchase agreements. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

The approval of the fund’s shareholders would not be required to change the fund’s investment objectives or any of its investment policies. Likewise, the approval of the investors in the portfolio would not be required to change the portfolio’s

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investment objectives or any of its investment policies. If, however, either the fund or U.S. Treasury Reserves Portfolio were to change its investment policies so that more than 20% of its assets, under normal market conditions, could be invested in securities other than those issued or backed by the U.S. Treasury, the fund would give written notice to its shareholders at least 60 days prior to implementing the change.

Tax Free Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold. The maturities of variable rate instruments held by the fund are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal obligations and interests in municipal obligations (“municipal securities”) that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”). Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal taxes and/or the AMT, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund assets may also be invested in municipal securities which are subject to an AMT.

Each of the fund’s and portfolio’s policy to invest at least 80% of its assets, under normal circumstances, in certain municipal securities may not be changed without shareholder or investor approval.

California Tax Free Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity

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on a security is extended, a fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and California personal income taxes (“California municipal securities”). These municipal securities include debt obligations issued by California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S.banks.

In order for the fund to pay dividends that are exempt from federal tax and California personal income tax, the fund must continue to qualify as a “regulated investment company” for federal income tax purposes and at the end of each quarter of its taxable year at least 50% of the fund’s assets must be tax-exempt securities. In addition, in order for the fund to be eligible to pay dividends that are exempt from California personal income tax, at the end of each quarter of its taxable year at least 50% of the fund’s total assets must be invested in obligations, the interest on which is exempt from California taxation when received by an individual (“California Exempt-Interest Securities”).

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal tax the AMT and/or California state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in California municipal securities may not be changed without shareholder or investor approval.

Connecticut Tax Free Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and Connecticut personal income taxes (“Connecticut municipal securities”). These municipal securities include debt obligations issued by Connecticut and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in Connecticut municipal securities and other structured securities such as variable rate demand obligations, tender

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option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to regular federal tax, the AMT and/or Connecticut state personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in Connecticut municipal securities may not be changed without shareholder or investor approval.

New York Tax Free Reserves

Minimum credit quality. The fund invests in securities that, at the time of purchase, are rated in one of the two highest short-term rating categories, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which, under normal market conditions, invests at least 80% of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT, and New York state and New York City personal income taxes (“New York municipal securities”). These municipal securities include debt obligations issued by New York and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers. These securities include participation or other interests in New York municipal securities and other structured securities such as variable rate demand obligations, tender option bonds, partnership interests and swap-based securities, many of which may be issued or backed by U.S. or non-U.S. banks.

Some municipal securities, such as general obligation issues, are backed by the issuer’s taxing authority, while other municipal securities, such as revenue issues, are backed only by revenues from certain facilities or other sources and not by the issuer itself.

Under normal circumstances, the fund may invest up to 20% of its assets in investments whose interest may be subject to the AMT, regular federal tax and/or New York State and New York City personal income taxes, although for temporary or defensive purposes, the fund may invest an unlimited amount in such securities.

The fund may invest without limit obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. These include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

Circumstances in which the fund may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c)

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when, in the opinion of the subadviser, it is advisable to do so because of adverse market conditions affecting the market for municipal securities. The kinds of taxable securities in which the fund’s assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody’s, A-1+, A-1 or A-2 by Standard & Poor’s or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any municipal securities or obligations of the U.S. government or its agencies, instrumentalities, or authorities. See “Supplemental Information Regarding Investment Practices and Risk Factors” below for a description of these types of investments. As described above, the fund assets may also be invested in municipal securities which are subject to an AMT.

The fund’s policy to invest at least 80% of its assets, under normal circumstances, in New York municipal securities may not be changed without shareholder or investor approval.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT PRACTICES AND RISK FACTORS

The funds’ and the portfolios’ principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds and the portfolios. Throughout this section, references to a fund apply to and correspond to the fund’s corresponding portfolio. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (each fund other than U.S. Treasury Reserves)

The funds may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a

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higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with each fund’s investment objective and policies the fund also may invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration (each fund other than U.S. Treasury Reserves)

Up to 25% of a fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of a fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, a fund may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since a fund may hold investments in non-U.S. bank obligations, an investment in a fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S.

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withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by a fund.

Borrowings (each fund)

A fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (each fund other than U.S. Treasury Reserves)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts (each fund other than U.S. Treasury Reserves)

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

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Demand Instruments (each fund other than U.S. Treasury Reserves)

The funds may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. The funds currently are permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

See also “Municipal Securities—Demand Instruments.”

Floating Rate and Variable Rate Obligations (each fund other than U.S. Treasury Reserves)

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

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Foreign Investments (each fund other than U.S. Treasury Reserves)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations (each fund other than U.S. Treasury Reserves)

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category by the requisite nationally recognized statistical rating organizations (“NRSROs”) or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets (each fund)

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities (each fund)

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending.

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Money Market Instruments Generally (each fund other than U.S. Treasury Reserves)

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities (each fund other than U.S. Treasury Reserves)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Municipal Securities (each fund other than U.S. Treasury Reserves)

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the AMT.

Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

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Private Activity Bonds

Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the AMT that is imposed on individuals and corporations by the Internal Revenue Code of 1986, as amended (the “Code”), though for regular federal income tax purposes such interest will remain fully tax-exempt. Interest on all tax-exempt obligations (including private activity bonds) will be included in “adjusted current earnings” of corporations for AMT purposes.

Industrial Development Bonds

Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Tender Option Bonds

A tender option bond is a municipal bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the institution generally receives periodic fees equal to the difference between the municipal bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par. Thus, after payment of this fee, the security holder would effectively hold a demand obligation that bears interest at the prevailing short-term tax-exempt rate. (See “Structured Instruments” below.)

Municipal Leases

Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Participation Interests

Tax-exempt participation interests in municipal obligations (such as private activity bonds and municipal lease obligations) are typically issued by a financial institution. A participation interest gives a fund an undivided interest in the municipal obligation in the proportion that the fund’s participation interest bears to the total principal amount of the municipal obligation. Participation interests in municipal obligations may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a

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confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. A fund has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the fund’s participation in the security, plus accrued interest. A fund typically will exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the fund in order to facilitate withdrawals from the fund, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the fund’s high credit standards at the time of purchase of the participation interest.

Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of a fund. The issuer of the participation interest may bear the cost of insurance backing the participation interest, although a fund may also purchase insurance, in which case the cost of insurance will be an expense of the fund. Participation interests may be sold prior to maturity. Participation interests may include municipal lease obligations. Purchase of a participation interest may involve the risk that a fund will not be deemed to be the owner of the underlying municipal obligation for purposes of the ability to claim tax exemption of interest paid on that municipal obligation. (See “Banking Industry Concentration” above.)

Municipal Notes

There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Demand Instruments

Municipal bonds may be issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes.

These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

See also “Floating Rate and Variable Obligations” and “Demand Instruments.”

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Stand-By Commitments

Under a stand-by commitment a dealer agrees to purchase, at a fund’s option, specified municipal obligations held by a fund at a specified price and, in this respect, stand-by commitments are comparable to put options. A stand-by commitment entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A fund will be subject to credit risk with respect to an institution providing a stand-by commitment and a decline in the credit quality of the institution could cause losses to the fund.

A fund will generally acquire stand-by commitments to facilitate fund liquidity. The cost of entering into stand-by commitments will increase the cost of the underlying municipal obligation and similarly will decrease such security’s yield to investors. Gains, if any, realized in connection with stand-by commitments will be taxable.

Additional Risks Relating to Municipal Securities

Tax risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax and AMT purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal law risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and ratings risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix A for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Liquidity. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

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Taxable Municipal Obligations

The market for taxable municipal obligations is relatively small, which may result in a lack of liquidity and in price volatility of those securities, although the recently enacted federal Build America Bond program may increase the attractiveness of and the market for such obligations. Interest on taxable municipal obligations is includable in gross income for regular federal income tax and AMT purposes. While interest on taxable municipal obligations may be exempt from personal taxes imposed by the state within which the obligation is issued, such interest will nevertheless generally be subject to all other state and local income and franchise taxes.

Risks Inherent in an Investment in Different Types of Municipal Securities

General Obligation Bonds. General obligation bonds are backed by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors. Some such factors are the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control.

Industrial Development Revenue Bonds (“IDRs”). IDRs are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors, which may have an adverse impact on the credit quality of the particular company or industry.

Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The subadviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user

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charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase of equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments, which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rents cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

Capital Improvement Facility Bonds. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation on the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires more waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.

Moral Obligation Bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds is not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation or debt of the state. The agencies or authorities generally have no taxing power.

Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. government, or in some cases obligations guaranteed by the U.S. government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenue from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors and increased cost of maintenance or decreased use of a facility. The subadviser cannot predict what effect conditions may have on revenues which are required for payment on these bonds.

Special Tax Bonds. Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Examples of such special taxes are a tax on the rental of a hotel room, the purchase of food and beverages, the rental of automobiles or the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Therefore, payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

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Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects financed by bond proceeds are located. Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a state or local government’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between the attorneys general of 46 states (Florida, Minnesota, Mississippi and Texas all settled independently) and six other U.S. jurisdictions (including the District of Columbia, Puerto Rico and Guam), and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds, Brown & Williamson, and Lorillard). Subsequently, 34 smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 99%. The MSA basically provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. Annual payments are highly dependent on annual domestic cigarette shipments and inflation, as well as several other factors. As a result, payments made by tobacco manufacturers could be negatively impacted by a decrease in tobacco consumption over time. A market share loss by the MSA companies to non-MSA participating manufacturers would also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy could cause delays or reductions in bond payments.

Certain tobacco settlement revenue bonds are issued with “turbo” redemption features. Under this turbo structure, all available excess revenues are applied as an early redemption to the designated first turbo maturity until it is completely repaid, and then to the next turbo maturity until paid in full, and so on. The result is that the returned principal creates an average maturity that could be much shorter than the legal final maturity.

Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Therefore, additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.

Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

States and Other U.S. Territories

California. California Tax Free Reserves intends to invest a high proportion of its assets in California municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by California Tax Free Reserves or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of California municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of California, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the state of California’s credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does

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not purport to be complete. California Tax Free Reserves is not responsible for the accuracy, completeness or timeliness of this information.

Connecticut. Connecticut Tax Free Reserves intends to invest a high proportion of its assets in Connecticut municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Connecticut issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or Connecticut and the resulting impact on the state will not adversely affect the market value of Connecticut municipal obligations held by Connecticut Tax Free Reserves or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Connecticut municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of Connecticut, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of Connecticut’s credit and financial conditions, is based on information from statements of issuers of Connecticut municipal obligations, and does not purport to be complete. Connecticut Tax Free Reserves is not responsible for the accuracy, completeness or timeliness of this information.

New York. New York Tax Free Reserves intends to invest a high proportion of its assets in New York municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by New York Tax Free Reserves or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the state may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of New York municipal obligations. There is no obligation on the part of the state to make payments on those securities in the event of default.

For further information concerning the economy of New York, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the state of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. New York Tax Free Reserves is not responsible for the accuracy, completeness or timeliness of this information.

Other U.S. Territories. Each of the Tax Free Funds may invest a portion of its assets in the obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions (such as the U.S. Virgin Islands and Guam). Payment of interest and preservation of principal is dependent upon the continuing ability of such issuers and/or obligors of territorial, municipal and public authority debt obligations to meet their obligations thereunder. The sources of payment for such obligations and the marketability thereof may be affected by financial and other difficulties experienced by such issuers.

Puerto Rico. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, transportation, communications, public utilities and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Most external factors that affect the Puerto Rico economy are determined by the policies and performance of the United States. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico’s economy has been in a recession since late 2006, which has contributed to reduced government revenues.

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There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning obligations of the government of Puerto Rico, see Appendix F to this SAI. The summary set forth above and in Appendix F is included for the purpose of providing a general description of Puerto Rico’s credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations (and, in the case of the above summary, other information issued by the commonwealth) and does not purport to be complete. The fund is not responsible for the accuracy, completeness or timeliness of this information.

Guam. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam. The following is a brief summary of factors affecting the economy of Guam and does not purport to be a complete description of such factors.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Tokyo, Japan. In 2009, the population of Guam was estimated to be 178,430.

Guam’s economy depends in large measure on tourism and the U.S. military presence, each of which is subject to uncertainties as a result of global economic, social and political events. Tourism, particularly from Japan, where approximately 74% of visitors to Guam originated in 2008, represents the primary source of income for Guam’s economy. A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond Guam’s control, can adversely affect its tourism industry. Guam is also exposed to periodic typhoons, tropical storms, super typhoons and earthquakes. The U.S. military presence also affects economic activity on Guam in various ways. Economic, geopolitical, and other influences which are beyond Guam’s control could cause the U.S. military to reduce its existing presence on Guam or forgo any planned enhancements to its presence on Guam. Any reduction in tourism or the U.S. military presence could adversely affect Guam’s economy.

United States Virgin Islands. Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands. The following is a brief summary of factors affecting the economy of the U.S. Virgin Islands and does not purport to be a complete description of such factors.

The U.S. Virgin Islands consists of four main islands: St. Croix, St. Thomas, St. John, and Water Island and approximately 70 smaller islands, islets and cays. The total land area is about the size of Washington, D.C. The U.S. Virgin Islands is located 60 miles east of Puerto Rico and 1,075 miles south of Miami, Florida in the Caribbean Sea and the Atlantic Ocean. In 2009, the population of the U.S. Virgin Islands was estimated at 109,825.

With tourist visits of approximately two million annually, tourism accounts for a substantial portion of the Gross Domestic Product (GDP). A weak economy, war, epidemic outbreaks or the threat of terrorist activity, among other influences that are beyond the control of the Territory, can adversely affect its tourism. Tourism-related services help increase private sector employment. Other private sector employment includes wholesale and trade, manufacturing (petroleum refining, textiles, electronics, pharmaceuticals and watch assembly) and construction and mining. HOVENSA, one of the world’s largest petroleum refineries is located on the island of St. Croix and is the Territory’s largest private sector employer. The agricultural sector is small, with most of the islands’ food being imported. International business and financial services are small but growing components of the economy.

Repurchase Agreements (each fund other than U.S. Treasury Reserves)

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

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Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the funds. A fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the fund exceed 10% of the fund’s total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments. Although a qualifying repurchase agreement generally receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a fund’s or portfolio’s exercising its rights under the agreement.

Reverse Repurchase Agreements (each fund)

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, a fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Risks Associated With Sources of Liquidity or Credit Support (each fund other than U.S. Treasury Reserves)

Issuers of obligations may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts and demand features, and insurance, provided by domestic or foreign entities such as banks and other financial institutions. Changes in the credit quality of the entities providing the enhancement could affect the value of the securities or a fund’s share price. Banks and certain financial institutions are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent upon the availability and cost of capital for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations under a letter of credit. See also “Banking Industry Concentration.”

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Sovereign Debt (each fund other than U.S. Treasury Reserves)

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments (each fund other than U.S. Treasury Reserves)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

U.S. Government Obligations (each fund, U.S. Treasury Reserves with respect to U.S. Treasury securities only)

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)), U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

Forward Commitments and When-Issued Securities (each fund other than U.S. Treasury Reserves)

A fund may purchase municipal bonds on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. Although the funds will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the funds may sell these securities before the settlement date if deemed advisable by the subadviser.

Municipal bonds purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing municipal bonds on a “when-issued” or “forward delivery” basis can involve the risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

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Diversification

Liquid Reserves, U.S. Treasury Reserves, Liquid Reserves Portfolio and U.S. Treasury Reserves Portfolio are each currently classified as a diversified fund under the 1940 Act. This means that a fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, New York Tax Free Reserves, and Tax Free Reserves Portfolio are each currently classified as a non-diversified fund under the 1940 Act. A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, a non-diversified fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund may change its classification from non-diversified to diversified without shareholder approval.

Commodity Exchange Act Registration

Each fund and portfolio is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund and portfolio under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund and portfolio under the Commodity Exchange Act.

INVESTMENT POLICIES

Each fund and portfolio has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund or portfolio may not be changed without the vote of a majority of the outstanding voting securities of the fund or portfolio, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund or portfolio present at a fund or portfolio meeting, if the holders of more than 50% of the voting securities of the fund or portfolio are present or represented by proxy, or (b) more than 50% of the voting securities of the fund or portfolio. The Board may change non- fundamental restrictions at any time.

Whenever a fund is requested to vote on a change in the fundamental investment policies of a portfolio, the fund will either call a meeting of its shareholders and will vote its shares in the portfolio in accordance with instructions it receives from its shareholders, or vote its shares in a portfolio in the same proportion as the vote of all other investors in the portfolio.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s and portfolio’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s and portfolio’s fundamental investment policies are as follows:

(1) The fund or portfolio may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund or portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund or portfolio may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

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(4) The fund or portfolio may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund or portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund or portfolio may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The fund or portfolio may not purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that each fund, other than U.S. Treasury Reserves, and each portfolio other than U.S. Treasury Reserves Portfolio, may invest at least 25% of its assets in bank obligations issued by domestic banks, including, with respect to each of Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves, New York Tax Free Reserves and Tax Free Reserves Portfolio, bank participation interests in municipal obligations.

For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. If, however, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable SEC rules, be considered a separate security and treated as an issue of such government, other entity or bank.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently no fund or portfolio contemplates borrowing money for leverage, but if a fund or portfolio does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund or portfolio to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a fund or portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund or portfolio may be considered to be an underwriter under the 1933 Act.

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With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund or portfolio from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund and portfolio from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund and portfolio as to how to classify issuers within or among industries.

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Each fund’s and portfolio’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a fund’s and portfolio’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Additional Fundamental Investment Policy

As a fundamental policy, under normal market conditions, each Tax Free Fund and Tax Free Reserves Portfolio invests at least 80% of its assets in municipal obligations and interests in municipal obligations that pay interest that is exempt from federal income tax, including the AMT, and with respect to each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, that is also exempt from California, Connecticut and New York State and New York City personal income taxes, respectively.

Non-Fundamental Investment Policies

As an operating policy, no fund or portfolio may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at approximately the value carried on the fund’s or portfolio’s books).

MANAGEMENT

The business and affairs of each fund and each portfolio are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of each fund and each portfolio and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds and portfolios who are not “interested persons” of the funds or portfolios (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of each fund and each portfolio, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
A. Benton Cocanougher Born 1938	Trustee	Since 1991	Interim Dean, George Bush School of Government and Public Service, Texas	59	None

A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	59	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	59	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired	59	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	59	None
Interested Trustee and Officer:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

				135	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) or its predecessor (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti- Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason fund complex.

Officers of the funds and portfolios receive no compensation from the funds or portfolios, although they may be reimbursed by the funds or portfolios for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing

33

standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The portfolios are also governed by a Board, which has the same committees as the funds’ Board.

The Trust’s Board oversees all of the fixed income-type funds in the fund complex. The Board met 16 times during the funds’ and portfolios’ fiscal year ended August 31, 2009. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 4 and 6 times, respectively, during the funds’ and portfolios’ last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in Liquid Reserves	Dollar Range of Equity Securities in U.S. Treasury Reserves	Dollar Range of Equity Securities in Tax Free Reserves	Dollar Range of Equity Securities in California Tax Free Reserves	Dollar Range of Equity Securities in Connecticut Tax Free Reserves	Dollar Range of Equity Securities in New York Tax Free Reserves	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None	None	None	None	None
A. Benton Cocanougher	None	None	None	None	None	None	Over $100,000
Jane F. Dasher	None	None	None	None	None	None	Over $100,000
Mark T. Finn	None	None	None	None	None	None	Over $100,000
Rainer Greeven	None	None	None	None	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	None	None	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	None	None	None	None	$50,001-$100,000
Diana R. Harrington	None	None	None	None	None	None	Over $100,000
Susan M. Heilbron	None	None	None	None	None	None	$10,001-$50,000
Susan B. Kerley	None	None	None	None	Over $100,000	None	Over $100,000
Alan G. Merten	None	None	None	None	None	None	$50,001-$100,000
R. Richardson Pettit	None	None	None	None	None	None	Over $100,000
Interested Trustee:
R. Jay Gerken	None	None	None	None	None	None	Over $100,000

As of December 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager, subadviser or distributor of the funds.

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Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below.

Name of Trustee	Aggregate Compensation from Liquid Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from U.S. Treasury Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from California Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from Connecticut Tax Free Reserves for Fiscal Year Ended 08/31/09	Aggregate Compensation from New York Tax Free Reserves for Fiscal Year Ended 08/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Fiscal Year Ended 08/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Funds in Fund Complex Overseen by Trustee for Fiscal Year Ended 08/31/09
Independent Trustees:
Elliott J. Berv	$1,186	$2,488	$383	$215	$374	$861	$0	$267,000	60
A. Benton Cocanougher	1,301	2,725	421	237	411	946	0	292,000	60
Jane F. Dasher	1,186	2,488	383	215	374	861	0	284,000	60
Mark T. Finn	1,136	2,458	379	213	369	850	0	259,500	60
Rainer Greeven	1,186	2,488	383	215	374	861	0	259,500	60
Stephen Randolph Gross	1,255	2,630	406	228	397	912	0	280,500	60
Richard E. Hanson, Jr.	1,186	2,488	383	215	374	861	0	267,000	60
Diana R. Harrington	1,245	2,596	402	226	393	903	0	281,500	60
Susan M. Heilbron	1,186	2,488	383	215	374	861	0	267,000	60
Susan B. Kerley	1,149	2,488	383	215	374	861	0	263,500	60
Alan G. Merten	1,186	2,488	383	215	374	861	0	262,000	60
R. Richardson Pettit	1,186	2,488	383	215	374	861	0	265,500	60
Interested Trustee:
R. Jay Gerken(2)	0	0	0	0	0	0	0	0	137

(1)	Pursuant to prior retirement plans, the funds did not make any payments to former trustees for the fiscal year ended August 31, 2009.

(2)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

As of December 1, 2009, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of December 1, 2009, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name & Address	Percentage of Shares
Liquid Reserves	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation 1000 Technology Dr Saint Charles, MO 63368-2240	86.46%
	N	Citigroup Global Markets Inc. 333 West 34th St, 3rd Floor New York, NY 10001-2402	7.35%
U.S. Treasury Reserves	N	Citigroup Global Markets Inc. 333 West 34th St, 7th Floor New York, NY 10001-2402	87.10%

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Fund	Class	Name & Address	Percentage of Shares
	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq, 22nd Fl Long Island City, NY 11101-4302	9.11%
Tax Free Reserves	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq, 22nd Fl Long Island City, NY 11101-4302	76.62%
	N	Citibank NA Attn: Glencel Kinch & Dorsey Kim 399 Park Avenue, Bsmt LC New York, NY 10022-4686	18.58%
California Tax Free Reserves	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation 1000 Technology Dr Saint Charles, MO 63368-2240	66.98%
	N	Citibank NA 399 Park, Bsmt LC New York, NY 10022-4686	24.90%
Connecticut Tax Free Reserves	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq, 22nd Fl Long Island City, NY 11101-4302	69.42%
	N	Citibank NA 333 W 34th St, Fl 3 New York, NY 10001-2402	27.24%
New York Tax Free Reserves	N	Citicorp Mortgage Inc. Citigold MS 430 Attn: Reconciliation Attn: John Malandro 1 Court Sq, 22nd Fl Long Island City, NY 11101-4302	73.79%
	N	Citigroup Global Markets Inc. 333 West 34th St, 3rd Fl New York, NY 10001-2402	12.92%
	N	Citibank NA 399 Park, Bsmt LC New York, NY 10022-4686	5.42%

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INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and the portfolios and provides certain oversight services to the funds and the portfolios, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the fund’s or portfolio’s Board, to provide the fund or portfolio with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s or portfolio’s portfolio of securities and other investments consistent with the fund’s or portfolio’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund and portfolio pays the manager a fee computed daily at an annual rate of the fund’s or portfolio’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund or portfolio necessary for the operation of the fund or portfolio, such as (i) supervising the overall administration of each fund or portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s or portfolio’s transfer agents, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining each fund’s or portfolio’s existence; and (v) maintaining the registration or qualification of each fund’s or portfolio’s shares under federal and state laws.

Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund or portfolio on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund or portfolio, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the manager is not protected against any liability to the fund or portfolio to which the manager would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

Subject to such policies as the Board of a portfolio or a fund, as applicable, may determine, the manager manages the securities of and makes investment decisions for each portfolio. Currently, advisory services for each of Liquid Reserves, U.S. Treasury Reserves and Tax Free Reserves are provided through its corresponding portfolio, but the manager may, if requested by the Trustees, provide advisory services directly to such funds. In addition, the manager provides certain administrative services to each fund and each portfolio under the Management Agreements.

For its services under each Management Agreement, LMPFA receives a management fee that is calculated daily and payable monthly according to the following schedule, less the amount, if any, of the fund’s share of the management fees payable by the portfolio in which it invests:

0.450% of the first $1 billion of average daily net assets;
0.425% of the next $1 billion;
0.400% of the next $3 billion;
0.375% of the next $5 billion; and
0.350% of net assets in excess of $10 billion.

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Prior to August 1, 2006, CFM served as the manager of the funds and the portfolios. CFM is also a wholly-owned subsidiary of Legg Mason.

For the periods below, the funds and portfolios paid management fees (after fee waivers and/or expense reimbursements) to the manager as follows:

Fund	Fiscal Year
	2007	2008	2009
Liquid Reserves(1)	$4,430,981	$2,877,638	$2,477,273
Liquid Reserves Portfolio(1)	$43,681,085	$34,276,548	$29,301,621
U.S. Treasury Reserves(2)	$506,423	$2,140,155	$4,000,549
U.S. Treasury Reserves Portfolio(2)	$1,527,313	$9,139,696	$32,445,037
Tax Free Reserves(3)	$756,489	$831,158	$430,484
Tax Free Reserves Portfolio(3)	$2,400,518	$3,576,058	$3,672,164
California Tax Free Reserves(4)	$962,766	$952,347	$393,804
Connecticut Tax Free Reserves(5)	$1,629,000	$1,891,069	$1,164,120
New York Tax Free Reserves(6)	$3,777,231	$3,730,411	$2,002,944

(1)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by Liquid Reserves and/or reimbursed fund expenses in the amounts of $422,548, $454,116 and $672,050, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by Liquid Reserves Portfolio and/or reimbursed fund expenses in the amounts of $6,023,672, $12,773,898 and $1,694,655, respectively.

(2)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by U.S. Treasury Reserves and/or reimbursed fund expenses in the amounts of $221,363, $283,487 and $2,949,344, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by U.S. Treasury Reserves Portfolio and/ or reimbursed fund expenses in the amounts of $222,144, $506,058 and $1,564,658, respectively.

(3)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by Tax Free Reserves and/or reimbursed fund expenses in the amounts of $430,376, $406,861 and $477,267, respectively. For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by Tax Free Reserves Portfolio and/or reimbursed fund expenses in the amounts of $241,562, $207,849 and $238,820, respectively.

(4)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by California Tax Free Reserves and/or reimbursed fund expenses in the amounts of $328,207, $356,585 and $373,366, respectively.

(5)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by Connecticut Tax Free Reserves and/or reimbursed fund expenses in the amounts of $52,703, $0 and $170,141, respectively.

(6)

For the fiscal years ended August 31, 2007, August 31, 2008, and August 31, 2009, the manager waived advisory fees owed by New York Tax Free Reserves and/or reimbursed fund expenses in the amounts of $914,014, $806,993 and $1,057,077, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund and each portfolio as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides, with respect to the portion of the fund’s or portfolio’s assets allocated to it by the manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s or portfolio’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually with respect to a fund or portfolio (a) by the Board or by a majority of the outstanding voting securities of the fund or portfolio (as defined in the 1940 Act) and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of a fund or portfolio (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser

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without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund or portfolio and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund or portfolio, but the subadviser is not protected against any liability to the fund or portfolio or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, including the services of any consultants retained by the subadviser, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund or portfolio, net of any waivers and expense reimbursements. For the fiscal year ended August 31, 2009, the manager paid fees to the subadviser equal to $1,785,484, $2,800,887, $301,339, $275,663, $814,884 and $1,402,061 for its services relating to the Liquid Reserves, U.S. Treasury Reserves, Tax Free Reserves, California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves, respectively. For the fiscal year ended August 31, 2009, the manager paid fees to the subadviser equal to $20,511,135, $22,711,526 and $2,570,515 for its services relating to the Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio and Tax Free Reserves Portfolio, respectively.

Expenses

In addition to amounts payable under the Management Agreement and, with respect to each fund, the 12b-1 Plan (as discussed below), each fund and each portfolio is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund or portfolio; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s or portfolio’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s or portfolio’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s or portfolio’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders or the portfolio’s investors; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund or portfolio; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund or portfolio, if any; the fund’s or portfolio’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund or portfolio and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund or portfolio is a party and the legal obligation which the fund or portfolio may have to indemnify the fund’s or portfolio’s Board members and officers with respect thereto.

Management may agree to implement an expense cap or limitation, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the funds’ and portfolios’ Prospectuses. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class, or a meeting of investors of a portfolio (except to the extent relating to routine items such

39

as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time. Voluntary arrangements and certain contractual arrangements do not cover interest expenses.

These arrangements may be reduced or terminated in certain circumstances.

In order to implement an expense cap or limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed by the manager to the fund or portfolio during the same fiscal year if the fund’s or portfolio’s total annual operating expenses have fallen to a level below the expense cap or limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund or portfolio, in the fund’s or portfolio’s total annual operating expenses exceeding the expense cap or limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). For the period from December 1, 2005 to November 30, 2007, Citigroup Global Markets Inc. (“CGMI”) served as co-distributor of each fund, along with LMIS. Prior to December 1, 2005, CGMI served as distributor of each fund.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS also serves as exclusive Placement Agent with respect to each portfolio.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated. Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

40

Fund—Class	Total Service and/or Distribution as a Percentage of Daily Net Assets
Liquid Reserves
Class N	0.25%
U.S. Treasury Reserves
Class N	0.25%
Tax Free Reserves
Class N	0.25%
California Tax Free Reserves
Class N	0.25%
Connecticut Tax Free Reserves
Class N	0.25%
Western Asset Connecticut Money Market–Class A	0.10%
New York Tax Free Reserves
Class N	0.25%

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales -related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

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The following service and distribution fees were paid by the funds, after waivers, pursuant to the distribution plan in effect during the last three fiscal years:

Fund	Fiscal Year
	2007	2008	2009
Liquid Reserves
Class N	$3,560,517	$3,319,252	$2,288,854
U.S. Treasury Reserves
Class N	$519,847	$1,737,293	$3,685,839
Tax Free Reserves
Class N	$989,055	$1,031,914	$756,456
California Tax Free Reserves
Class N	$713,413	$727,184	$426,206
Connecticut Tax Free Reserves
Class N	$138,561	$139,059	$87,749
Western Asset Connecticut Money Market—Class A	$202,376	$243,139	$185,088
New York Tax Free Reserves	$2,599,337	$2,523,484	$1,700,012

For the fiscal year ended August 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fund / Class	Third Party Service Fees	Amortization	Marketing	Printing	Total
Liquid Reserves
Class N	$2,294,891	$0	N/A	$0	$2,294,891
U.S. Treasury Reserves
Class N	$3,604,486	$0	N/A	$0	$3,604,486
Tax Free Reserves
Class N	$761,296	$0	N/A	$0	$761,296
California Tax Free Reserves
Class N	$429,031	$0	N/A	$0	$429,031
Connecticut Tax Free Reserves
Class N	$88,654	$0	N/A	$0	$88,654
Western Asset Connecticut Money Market—Class A	$185,196	$0	N/A	$0	$185,196
New York Tax Free Reserves	$1,706,256	$0	N/A	$0	$1,706,256

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Dealer Commissions and Concessions

From time to time, the funds’ distributor or the manager, at their expense, may provide additional commissions, compensation or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of shares of the funds. Such concessions provided by the funds’ distributor or the manager may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more funds, and/or other dealer-sponsored events. From time to time, the funds’ distributor or manager may make expense reimbursements for special training of a dealer’ s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds and the portfolios. State Street, among other things, maintains a custody account or accounts in the name of the funds and the portfolios; receives and delivers all assets for the funds and the portfolios upon purchase and

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upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds and the portfolios; and makes disbursements on behalf of the funds and the portfolios. State Street neither determines the funds’ or the portfolios’ investment policies, nor decides which securities the funds and the portfolios will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds and the portfolios may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s and each portfolio’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, Quincy, Massachusetts 02171, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund and each portfolio.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ and the portfolios’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s and each portfolio’s financial statements and financial highlights for the fiscal year ending August 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the portfolios, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds or portfolios. All personnel must place the interests of clients first, must not act upon non-public information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the portfolios, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund and each portfolio to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds or portfolios. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund or portfolio, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be

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responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds and portfolios as required for the funds and portfolios to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s or portfolio’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund or portfolio voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectuses for a discussion of how to purchase fund shares. Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

Western Asset Connecticut Money Market—Class A. There are no minimum investment requirements for purchases of Western Asset Connecticut Money Market—Class A shares by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Systematic Investment Plan

Shareholders may purchase additional Western Asset Connecticut Money Market—Class A and Western Asset Connecticut Money Market—Class I shares of Connecticut Tax Free Reserves through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan, please see the Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a service agent or the transfer agent. Additional information is available from the fund or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Western Asset Connecticut Money Market—Class A shares acquired by exchange of shares of another fund sold by the distributor that were subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

The contingent deferred sales charge will be assessed on the net asset value of the shares at the time of purchase or redemption, whichever is less.

Western Asset Connecticut Money Market—Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase of the shares from the original fund.

In determining if a redemption of shares is subject to a contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares were initially acquired in a fund that charged a contingent deferred sales charge. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The distributor receives contingent deferred sales charges in partial consideration for its expenses incurred in selling shares.

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Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s or portfolio’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh day following receipt of the redemption request in good order, except as otherwise permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders of Western Asset Connecticut Money Market Class A and Class I shares, as described in the fund’s Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent.

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Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Involuntary Redemptions of Shares

Subject to applicable law, the Trustees may cause a shareholder’s shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder’s ownership is not in the best interests of the other shareholders of that fund (for example, in the case of a market timer).

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the applicable fund’s Prospectuses. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in another fund offered in the Western Asset / CitiSM Funds family of money market funds, with respect to Class N shares of the funds, and in another fund sold by the distributor, with respect to Western Asset Connecticut Money Market—Class A and Class I shares of Connecticut Tax Free Reserves, when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectuses describe the requirements for exchanging shares of the funds.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in the funds’ Prospectuses.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such time as is set forth in the funds’ Prospectuses. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, including its investment in its underlying portfolio, if any, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the

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determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. As of the date of this SAI, the Securities Industry and Financial Markets Association (SIFMA) recommends an early close to the bond markets on the business day following Thanksgiving Day and the business day preceding the following holidays (or the days on which they are observed): New Year’s Day, Good Friday, Memorial Day and Christmas Day.

The value of a portfolio’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the corresponding fund is determined. The net asset value of a fund’s investment in the corresponding portfolio is equal to the fund’s pro rata share of the total investment of the fund and of other investors in the portfolio less the fund’s pro rata share of the portfolio’s liabilities.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund or portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value (or deemed market value) of the securities held by a fund or portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the applicable Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund or portfolio would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by a fund or portfolio, the fund will, to the extent permitted by the Staff of the SEC, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

Pursuant to the rules of the SEC, the funds’ and portfolios’ Trustees have established procedures to stabilize the value of the funds’ and the portfolios’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund or portfolio, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund or portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund and each portfolio, the funds and portfolios do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders and the portfolios’ investors annually after the close of each fund’s and each portfolio’s fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in “Taxes.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund and each portfolio may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s or portfolio’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) and each portfolio will have a positive net income at the time of each determination thereof. If for any reason a fund’s, portfolio’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s or portfolio’s expenses exceeded its income, the fund or portfolio would first offset the negative amount with respect to each shareholder account in that fund or class or investor in that portfolio from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund or portfolio would reduce the number of outstanding fund shares of that fund, portfolio or class by treating each shareholder or investor as having contributed to the capital of the fund or portfolio that number of full and fractional shares in the shareholder’s or investor’s account which represents the shareholder’s or investor’s share of the amount of such excess. Each shareholder or investor would be deemed to have agreed to such contribution in these circumstances by investment in the fund or

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portfolio. In addition, even where a fund or portfolio does not have negative income, a fund or portfolio may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s and each portfolio’s portfolio decisions and the placing of each fund’s and each portfolio’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund or a portfolio either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund or portfolio and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund or portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s or portfolio’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund or portfolio may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds and portfolios.

Debt securities purchased and sold by a fund or portfolio generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund or portfolio will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund or for a portfolio as well as for one or more of the subadviser’s other clients. Investment decisions for a fund, for a portfolio and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each

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participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended August 31, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended August 31, 2007, August 31, 2008 and August 31, 2009, no fund paid any brokerage commissions for portfolio transactions.

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended August 31, 2007, August 31, 2008 and August 31, 2009, no fund paid any brokerage commissions to LMIS, CGMI or their respective affiliates.

During the fiscal year ended August 31, 2009, no fund held securities issued by the fund’s regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason family of funds, the funds’ boards have adopted policies and procedures developed by the funds’ manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The manager’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar-quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.

A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings)

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and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions to the policies are reported annually to each fund’s board.

Generally, the funds and portfolios disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. As an exception to the policy, a fund or portfolio may disclose its complete portfolio holdings earlier on that website.

Set forth below is a list, as of March 31, 2009, of those parties with whom the manager, on behalf of each fund and each portfolio, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholders Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter-End
Lipper	Quarterly	25 Days after Quarter-End
S&P	Quarterly	25 Days after Quarter-End
Morningstar	Quarterly	25 Days after Quarter-End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

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Portfolio holdings information for a fund or portfolio may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter-End
Mercer	Quarterly	25 Days after Quarter-End
eVestment Alliance	Quarterly	25 Days after Quarter-End
RogersCasey (equest)	Quarterly	25 Days after Quarter-End
Cambridge Associates	Quarterly	25 Days after Quarter-End
Marco Consulting	Quarterly	25 Days after Quarter-End
Wilshire	Quarterly	25 Days after Quarter-End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter-End
CheckFree (Mobius)	Quarterly	25 Days after Quarter-End
Nelsons Information	Quarterly	25 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter-End
Evaluation Associates	Quarterly	25 Days after Quarter-End
Watson Wyatt	Quarterly	25 Days after Quarter-End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter-End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

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The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the funds and their shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in a fund may have on their own tax situations.

Each of the funds has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund’s gross income, the amount of fund distributions (as a percentage of a fund’s overall income, and in the case of a Tax Free Fund, as a percentage of its tax-exempt income), and the composition of the fund’s portfolio assets. Provided all such requirements are met and all of a fund’s net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid by the fund. If a fund should fail to qualify as a regulated investment company for any year, the fund would incur a regular corporate federal and state income tax upon its taxable income and fund distributions would generally be taxable as ordinary dividend income to shareholders and would generally be subject to withholding at the rate of 30% in the case of shareholders who are neither citizens nor residents of the United States. Under some circumstances, a fund may qualify for treatment as a regulated investment company but still determine not to distribute, or to defer the distribution of, some portion of its income. In such a case, the fund may be required to pay federal income or excise taxes on the undistributed portion of its income.

On August 31, 2009, the unused capital loss carryforwards of the funds were approximately $616,070 for Liquid Reserves, $0 for U.S. Treasury Reserves, $56,260 for Tax Free Reserves, $0 for California Tax Free Reserves, $0 for Connecticut Tax Free Reserves and $912 for New York Tax Free Reserves. For federal income tax purposes, these amounts are available to be applied against future realized gains, of the applicable fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

Fund Name	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017
Liquid Reserves	$0	$0	$248,378	$0	$367,692
Tax Free Reserves	$36,737	$226	$0	$0	$19,297
New York Tax Free Reserves	$0	$0	$0	$912	$0

Investment income received by Liquid Reserves from non-U.S. investments may be subject to foreign income taxes withheld at the source; Liquid Reserves does not expect to be able to pass through to shareholders any foreign tax credit or deduction with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle Liquid Reserves to a reduced rate of tax or an exemption from tax on these investments. It is not possible to determine Liquid Reserves’ effective rate of foreign tax in advance since that rate depends upon the proportion of the Liquid Reserves Portfolio’s assets ultimately invested within various countries.

The portion of Tax Free Reserves’ distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the fund’s assets consists of tax-exempt securities at the close of each quarter of the fund’s taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal AMT, and all exempt-interest dividends may increase a corporate shareholder’s AMT. Unless the fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the fund of net investment income made during each fiscal year of the fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the fund on their federal income tax returns.

Because each fund expects to earn primarily interest income, it is expected that no fund distributions will qualify for the dividends received deduction for corporations. For the same reason, the funds do not expect any distributions to be treated as “qualified dividend income,” which is taxed at reduced rates.

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THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust.

Prior to reorganization of each fund as a series of Legg Mason Partners Money Market Trust, the funds were series of CitiFunds Trust III, a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to October 23, 2000, Liquid Reserves and U.S. Treasury Reserves were called CitiFunds Cash Reserves and CitiFunds U.S. Treasury Reserves, respectively, and prior to January 2, 1998, were called Landmark Cash Reserves and Landmark U.S. Treasury Reserves, respectively. Prior to December 7, 2001, Tax Free Reserves was organized as a separate business trust under the laws of the Commonwealth of Massachusetts. The predecessor of Tax Free Reserves was organized on June 21, 1985 and was the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. Prior to December 7, 2001, each of California Tax Free Reserves, Connecticut Tax Free Reserves and New York Tax Free Reserves were organized as series of a separate business trust called CitiFunds Multi-State Tax Free Trust. CitiFunds Multi-State Tax Free Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 30, 1985.

Each fund is an open-end, management investment company.

The Trust is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

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Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay

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shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

With respect to funds in a master/feeder structure, the master fund (called a portfolio) in which a fund invests is a series of Master Portfolio Trust, a Maryland business trust and is also governed by a declaration of trust similar to the Declaration. Whenever a vote is submitted to a portfolio’s investors, the fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and

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CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

The funds (other than Western Asset Connecticut Money Market—Class A shares of Connecticut Tax Free Reserves) are not Affected Funds and therefore did not implement the transfer agent arrangements described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit.

After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the

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Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of Liquid Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five- year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Liquid Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Liquid Reserves, are incorporated by reference into this SAI (Filed on November 4, 2009; Accession Number 0000930413-09-005554).

The audited financial statements of U.S. Treasury Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of U.S. Treasury Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of U.S. Treasury Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005594).

57

The audited financial statements of Tax Free Reserves (Statement of Assets and Liabilities as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm) and of Tax Free Reserves Portfolio (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the Annual Report to Shareholders of Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005601).

The audited financial statements of California Tax Free Reserves (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of California Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005580).

The audited financial statements of Connecticut Tax Free Reserves (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of Connecticut Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-005595).

The audited financial statements of New York Tax Free Reserves (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended August 31, 2009, Statements of Changes in Net Assets for each of the years in the two-year period ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), which are included in the Annual Report to Shareholders of New York Tax Free Reserves, are incorporated by reference into this SAI (Filed on November 5, 2009; Accession Number 0000930413-09-00579).

58

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Description of Moody’s Investors Service, Inc.’s US Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-1

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-3

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A-4

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

A-5

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

A-6

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Long-Term IDR categories below ‘B’.

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

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RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

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Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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APPENDIX B

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

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Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

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Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

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2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

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3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

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APPENDIX C

ADDITIONAL INFORMATION CONCERNING CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of California (“California” or the “State”). The sources of payment for California municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, and except as noted below in this paragraph, is derived solely from information contained in official statements relating to debt offerings by the State, the most recent such statement being dated November 4, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. The fund has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the fund does not undertake any obligation to update such information. Such information is included herein without the express authority of any California issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. A housing downturn that began in California in the fall of 2005 and worsened in 2006 and 2007 was instrumental in slowing average monthly job growth from 27,300 in 2005 to 5,400 in 2007 to a negative (job loss) of 38,500 per month in 2008. On February 27, 2009, the Governor proclaimed a state of emergency due to statewide drought conditions in California. The drought is a result of three years of below-average rainfall and limitations on export of water from the Sacramento-San Joaquin River Delta. In his proclamation, the Governor requested that urban water users reduce water use by 20 percent, and directed the Department of Water Resources to, among other things, cooperate with local water agencies to implement aggressive water conservation efforts, and facilitate water transfers to respond to emergency conditions which may arise.

The State’s July 1, 2008 population of about 38.1 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2008, the five-county Los Angeles area accounted for 48 percent of the State’s population, with over 18.0 million residents, and the eleven-county San Francisco Bay Area represented 20 percent, with a population of nearly 8.0 million.

In the 2009-10 May Revision of the Initial 2009 Budget Act (the “2009-10 May Revision”), the Department of Finance projected that the California economy would contract sharply in calendar year 2009 and grow slowly in 2010, with the State’s unemployment rate increasing in both years.

National Economy. As of November 2009, the national economy has slowed further since the 2009-10 May Revision, although there have been an increasing number of signs that the rate of decline is moderating. In particular, national economic output fell at a much lower rate in the second quarter of 2009 than in the two preceding quarters. Unemployment continues to increase, payroll employment continues to fall, and credit remains tight, but the rate at which jobs are being lost has declined considerably and more and more financial markets are getting back to normal operation.

After increasing modestly in the first quarter of 2009, consumer spending fell in the second quarter. However, the decline in the second quarter was considerably smaller than the declines in the third and fourth quarters of 2008. With consumer spending tenuous, business investment in new equipment, software, and nonresidential structures continued to fall in the second quarter.

Residential construction continued to be a significant drag on national economic growth in the second quarter of 2009. Residential real estate markets, however, are starting to improve. As of November 2009, existing home sales have increased and home prices have stabilized in both the nation and California.

International trade contributed to national economic growth in the second quarter of 2009, but only because imports fell more than exports.

National labor markets have provided some of the best evidence that the rate of contraction of the economy is slowing. After increasing every month from August 2008 to January 2009, monthly job losses have trended lower in the months from February to September 2009. As of November 2009, the national unemployment rate continues to trend upward, but the rate of increase has slowed. In September 2009, the national unemployment rate was 9.8 percent.

California Economy. There have also been signs that the economic contraction has slowed in California since the 2009-10 May Revision. The largest monthly job loss was 114,000 in February 2009. The job losses in the following four months were all between 60,000 and 70,000. July 2009 brought a significantly smaller loss of approximately 38,500 and August, approximately 7,200, but September brought a bigger decline of approximately 39,300, in part because of earlier starts in the school year in many areas of the State. As of November 2009, California’s unemployment rate continued to trend upward, but as in the nation, the rate of increase has slowed in recent months. As of September 2009, the unemployment rate was 12.2 percent compared to 7.8 percent in September 2008. The U.S. unemployment rate in September 2009 was 9.8 percent.

Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009, but the rate of contraction declined in the third quarter. Taxable sales fell sharply in the first two quarters of 2009.

As of November 2009, the State’s housing sector is showing some signs of recovery. Prices of existing homes increased for the sixth consecutive month in August 2009, unsold inventory has declined, and the number of days needed to sell a home has fallen. However, additional foreclosures may result from the resetting of adjustable rates on “Alt-A” and other adjustable rate mortgages between 2010 and 2013. The impact of the resetting may be mitigated by the fact that the resets are spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

The value of private-sector nonresidential building for which permits were issued in the first seven months of 2009 was down sharply from the previous year.

Made-in-California exports were down 23 percent from their year-ago level in the first half of 2009. The decline was widely spread across countries, reflecting the global nature of the economic downturn. Large declines in technology and machinery exports were instrumental in the decline of overall exports in the first two quarters of 2009.

State Financial Pressure

The State, as the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. As a result of continuing weakness in the State economy as of November 2009, State tax revenues have declined precipitously, resulting in large budget gaps and cash shortfalls. The 1.8 percent revenue decline in the first quarter of 2009 was the largest in 40 years, but the fall in the second quarter was considerably smaller.

Taxable sales fell sharply in the first half of 2009. The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The State’s unemployment rate increased from 6.1 percent at the start of 2008 to 12.2 percent in September 2009.

The weak economy resulted in a dramatic reduction in State tax revenues in 2008 and 2009. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for the two fiscal years 2008-09 and 2009-10. After protracted negotiations, the Legislature adopted the February 2009 budget package, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act, on February 19, 2009. The package was signed by the Governor on February 20, 2009. This package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing.

By May 2009, continued economic decline with consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The Amended 2009 Budget Act addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act), and significant cuts in a wide variety of programs.

The sharp drop in revenues at the start of the 2008-09 fiscal year resulted in a significant depletion of cash resources to pay the State’s obligations, requiring the state first to defer certain payments, and then to issue registered warrants in order to manage its cash resources. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. Full payments resumed in March 2009, and the State was able to pay all its obligations through June 30, 2009, including repayment of $5.5 billion of 2008-09 revenue anticipation notes. However, by July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. With enactment of the Amended 2009 Budget Act in late July 2009, and the ability to issue $1.5 billion of interim 2009-10 revenue anticipation notes, the State has been able to call all its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants this year was only the second time the State has issued state registered warrants to such types of State creditors since the 1930s.

As a result of the cash pressure facing the State, on December 17, 2008, the Pooled Money Investment Board (“PMIB”) voted to significantly curtail loans from the State’s Pooled Money Investment Account (“PMIA”) thereby postponing or stopping thousands of infrastructure projects statewide. The PMIA customarily made such loans to provide temporary funding for projects and programs prior to permanent financing through the issuance of State general obligation bonds or lease revenue bonds.

Governor Schwarzenegger also ordered unpaid furloughs of State employees each month, commencing on February 1, 2009, as well as layoffs of State agency and department employees. If the three-day per month furlough remains in effect for all of fiscal year 2009-10, as of November 2009, it is projected to reduce General Fund payroll expenditures by approximately $1.278 billion or 14 percent of General Fund payroll expenditures. Various litigation has been brought challenging the furlough program, which, if successful, could adversely affect the State’s financial condition.

The Legislature adopted a number of bills on or before September 11, 2009 in the regular legislative session and in a special session of the Legislature dealing with fiscal matters.

As of November 2009, there can be no assurances that the fiscal stress and cash pressures facing the State will not continue or become more difficult, or that continuing declines in State tax receipts or other impacts of the current economic recession will not further materially adversely affect the financial condition of the State. The Department of Finance has projected that multi-billion dollar budget gaps will occur annually through at least fiscal year 2012-13 without further corrective actions.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate

“proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

Proposition 98 and K-14 Funding

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding (the “Proposition 98 Guarantee”). Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 40 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Appropriations Limit to K-14 schools in Test 1 years when additional monies are available. No such transfers are anticipated during fiscal years 2008-09 and 2009-10.

In the February 2008 fiscal emergency special session, the Legislature adopted legislation that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding. The State has since reconciled final Proposition 98 appropriations for the 2007-08 fiscal year. As a result, the final 2007-08 Proposition 98 Guarantee was $56.6 billion and the General Fund share was $42.0 billion; moreover, Proposition 98 appropriations exceeded the minimum guarantee by $183 million.

In February 2009, the State adopted a budget package that included funding the Proposition 98 Guarantee for both the 2008-09 and 2009-10 fiscal years at the minimum-required levels of $50.7 billion and $56.0 billion, respectively. The Initial 2009 Budget Act reduced 2008-09 Proposition 98 appropriations by $7.3 billion from the $58.1 billion assumed in the 2008 Budget Act through a combination of payment deferrals ($3.2 billion), fund re-designations ($1.7 billion), and program reductions ($2.4 billion). In comparison to the 2008-09 revised Proposition 98 spending level, the Initial 2009 Budget Act included an additional $4.6 billion to backfill prior-year one- time solutions and $252 million to fund growth adjustments. The 2009-10 Proposition 98 appropriation level reflected an additional $702 million in program reductions.

Since the adoption of the Initial 2009 Budget Act, the State’s revenues have continued to decline. To continue funding at the minimum-required funding levels, in July 2009, the Legislature adopted and the Governor signed legislation to further reduce Proposition 98 funding levels for both the 2008-09 and 2009-10 fiscal years. As of November 2009, the 2008-09 Proposition 98 funding level is established in statute at $49.1 billion. This reflects another $1.6 billion reduction beyond the Initial 2009 Budget Act. Furthermore, the Amended 2009 Budget Act reduces 2009-10 appropriations by $5.6 billion through a combination of payment deferrals ($1.8 billion), program reductions ($2.8 billion), and a technical adjustment related to the failure of Proposition 1C (The Lottery Modernization Act) ($1.1 billion).

Legislation specifies a total maintenance factor balance for the 2008-09 fiscal year of $11.2 billion, which includes balances from previous fiscal years. This Legislation further clarifies that payments of this maintenance factor that are required by Proposition 98 for a particular year be in addition to the Test 2 or the Test 1 level, whichever is higher. This maintenance factor is slated to be repaid in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Specifically, the maintenance factor repayment is calculated as half the difference between the percentage increase in per capita General Fund revenue growth and per capita personal income growth multiplied by the General Fund subject to the State Appropriations Limit. The State estimates that approximately $1.2 billion of this amount will be restored to the Proposition 98 budget in 2009-10. Repayment amounts for future years cannot be determined until certain Proposition 98 factors (e.g. per capita personal income and per capita General Fund revenue growth factors) are available.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.1 billion in 2005-06, was the subject of a lawsuit brought by the California Teachers Association (“CTA”), which has been settled. The terms agreed upon consist of retiring this approximately $2.7 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid. Due to the State’s severe revenue decline, the Amended 2009 Budget Act suspended this payment for the 2009-10 fiscal year.

The CTA lawsuit settlement was ratified by legislation enacted in September of 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, which became effective on January 1, 2007. Of the $1.258 billion in additional funds raised from the refinancing, which was completed on March 14, 2007, the first $900 million offset initial costs of the settlement.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by the Proposition 98 minimum guarantee for those years due to changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation from $150 million to $133.2 million for 2006-07. Chapter 79, Statutes of 2006, appropriated $133.2 million for the remaining balance of the 2006-07 allocation and $150 million for the 2007-08 allocation. However, legislation related to the 2008 Budget Act suspended the 2008-09 allocation. As a result, the outstanding settle-up balance as of the 2008 Budget Act was $1.1 billion. The February 2009 Budget Package used the $1.1 billion in settle-up monies to pay for school district revenue limit costs in the 2008-09 fiscal year. The Amended 2009 Budget Act has further clarified that Proposition 98 appropriations for the 2006-07 fiscal year are $212 million below the amounts required by the Proposition 98 minimum guarantee. The State has indicated that this amount should be appropriated by the Legislature beginning in the 2014-15 fiscal year.

In March 2007, a series of reports, which had been requested by the California P-16 Council (an advisory committee to the Superintendent of Public Education) and the Governor’s Committee on Education Excellence, was released on the financing and governance of K-12 public education in California and the quality of teachers and administrators. The reports included recommendations for changes in education governance, including reforms and an expectation that schools use resources more effectively, prior to adding the suggested additional funding levels. The Governor has stated that he believes reform is needed to make better use of existing resources; however, the Administration has made no commitment to provide any additional funding.

As of November 2009, most Proposition 98 mandates have been deferred, rather than suspended. However, a recent court ruling now requires the State to fully reimburse schools for the costs of all education mandates. The annual cost of reimbursing schools for existing mandates would be in the hundreds of millions of dollars. The Amended 2009 Budget Act continues to defer mandate costs.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”), when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide a continuing appropriation from the General Fund of all debt service payments on general obligation bonds, subject only to the prior application of monies in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, the appropriation to pay debt service on the general obligation bonds cannot be repealed until the principal and interest on the bonds has been paid. Certain general obligation bond programs, called “self-liquidating bonds,” receive revenues from specified sources so that monies from the General Fund are not expected to be needed to pay debt service, but the General Fund is liable as a back-up if the specified revenue source is not sufficient. The principal self-liquidating bond programs are the State’s Economic Recovery Bonds, supported by a special sales tax, and veterans general obligation bonds, supported by mortgage repayments from housing loans made to military veterans.

As of October 1, 2009, the State had outstanding $68,362,254,045 aggregate principal amount of long-term general obligation bonds, of which $58,532,634,045 were payable primarily from the State’s General Fund, and $9,829,620,000 were self-liquidating bonds payable first from other special revenue funds. As of October 1, 2009, there were unused voter authorizations for the future issuance of $54,525,414,000 of long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, $1,341,710,000 is for general obligation bonds payable first from other revenue sources.

Variable Rate General Obligation Bonds

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of November 5, 2009, (taking into account a bond transaction which sold on October 29, 2009 and is expected to be delivered on November 5, 2009) the State expects to have outstanding $5,588,440,000 principal amount of variable rate general obligation bonds (which includes a portion of the Economic Recovery Bonds described below), representing about 7.9 percent of the State’s total outstanding general obligation bonds as of that date.

Under State law, except for the Economic Recovery Bonds, the State must pay the principal of any general obligation bonds which are subject to optional or mandatory tender, and which are not remarketed or, if applicable, purchased by financial institutions which provide liquidity support to the State. The State has not entered into any interest rate hedging contracts in relation to any of its variable rate bonds.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. As of November 2009, it was the State’s policy to use commercial paper notes for a portion of the interim funding of voter-approved projects. The balance of such funding has in the past been done through internal loans from the State’s Pooled Money Investment Account. The State then issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes (and internal loans). Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This maximum amount may be increased or decreased in the future. As of October 26, 2009, $1,116,960,000 aggregate principal amount of general obligation commercial paper notes were outstanding. Commercial paper notes are not included in the calculation of permitted variable rate indebtedness described above under “Variable Rate General Obligation Bonds.”

Bank Arrangements

In connection with the letters of credit or other credit facilities obtained by the State in connection with variable rate obligations and the commercial paper program, the State has entered into a number of reimbursement agreements or other credit agreements with a variety of financial institutions. These agreements include various representations and covenants of the State, and the terms (including interest rates and repayment schedules) by which the State would be required to repay any drawings (including drawings resulting from any failed remarketings) on the respective letters of credit or other credit enhancement to which such credit agreements relate. To the extent that any variable rate obligations cannot be remarketed over an extended period (whether due to reductions in the credit ratings of the institution providing credit enhancement or other factors), interest payable by the State pursuant to the reimbursement agreement or credit agreement would generally increase over 2009 market levels relating to the variable rate obligations, and the principal repayment period would generally be shorter (typically less than five years) than the repayment period otherwise applicable to the variable rate obligation. On occasion the State’s variable rate obligations have not been remarketed resulting in draws on the applicable credit facilities.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency, the California State University, or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix C, “lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the lease payments providing the security are payable from the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Lease payments in connection with certain of the lease-purchase financings are payable from special funds rather than the General Fund. In addition, legislation enacted in 2008 provides California’s court system with increased fees which would be used to support up to $5 billion of lease revenue bond authority to expand and repair its infrastructure to address significant caseload increases and reduce delays. (Additional legislative authorization is required prior to the issuance of lease revenue bonds for the court system and therefore the $5 billion of lease revenue bond authority is not included within the authorized but unissued authorization set forth below.) The State had $7,956,646,500 General Fund-supported lease-purchase obligations outstanding as of October 1, 2009. The State Public Works Board, which is authorized to sell lease revenue bonds, had $11,610,524,671 authorized and unissued as of October 1, 2009.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had approximately $53 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2009.

Future Issuance Plans

Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease revenue bonds, which are paid solely from the General Fund. This new authorization substantially increased the current amount of such General Fund-supported debt authorized and unissued to about $64.8 billion as of October 1, 2009. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds that may be approved. The Amended 2009 Budget Act assumes that approximately $13.4 billion of general obligation bonds and $1.1 billion of lease revenue bonds will be issued in fiscal year 2009-10.

Disruptions in financial markets and uncertainties about the State’s budget condition have caused significant disruptions over the past year in the State’s bond issuance program. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued $6.54 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the State’s history (excluding Economic Recovery Bonds). A few weeks later, the State took advantage of a new federal program called “Build America Bonds” (“BABs”) to issue $6.86 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury is slated to repay to the State an amount equal to 35 percent of the interest cost on the BABs. This would result in a net interest expense lower than what the State would have had to pay for tax-exempt bonds at that time and in that amount. In October 2009, the State issued $2.825 billion of federally taxable general obligation bonds, of which $1.75 billion were BABs. BABs may be issued by the State through December 31, 2010 (unless Congress extends the program). The State has indicated that it will consider issuing additional BABs as market conditions warrant.

Based on Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, as of November 2009, the State Treasurer has estimated that the aggregate amount of outstanding general obligation and lease revenue bonds based on voter and legislative authorizations as of November 2009 is estimated to peak at approximately $111.8 billion by June 2016, compared to the total outstanding amount as of November 2009 of about $66.5 billion. The annual debt service cost on this amount of debt is estimated by the State Treasurer to peak in 2017-18 at approximately $9.75 billion, compared to about $5.9 billion budgeted in fiscal year 2009-10. (These estimates do not include Economic Recovery Bonds, described below, or veterans general obligation bonds supported by mortgage repayments from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.)

The Administration also has proposed several new bond initiatives, including $9.3 billion for water, $23.9 billion for K-12 schools and higher education, and $7.7 billion for various lease revenue bond-funded programs. To the extent that voters approve additional general obligation bonds at future elections and the Legislature authorizes additional lease revenue bonds consistent with those supported by the Administration, debt service would increase commensurately.

In light of the substantial drop in General Fund revenues since fiscal year 2007-08 and the projections for substantial new bond sales in the future, the ratio of debt service on general obligation and lease revenue bonds supported by the General Fund, to annual General Fund revenues, can be expected to increase significantly in future years.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters on March 2, 2004. Proposition 57 authorized the issuance of up to $15 billion in Economic Recovery Bonds (“ERBs”) to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax that became effective July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State’s full faith and credit and payable from the General Fund in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

In May and June 2004, the State issued $10.896 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion. In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor’s Budget, the State issued approximately $3.179 billion of additional ERBs on February 14, 2008, generating net proceeds of $3.313 billion which were transferred to the General Fund. No further ERBs can be issued under Proposition 57, except for refunding bonds which may be issued in the future. (The Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of specified surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in the Budget

Stabilization Account (“BSA”) created under the Balanced Budget Amendment (“Proposition 58”). As of June 30, 2009, funds from these sources have been used for early retirement of approximately $3.5 billion of bonds during fiscal years 2005-06 through 2008-09, including $1.495 billion which was transferred from the BSA in 2006- 07 ($472 million) and 2007-08 ($1.023 billion).

The Governor suspended both the 2008-09 and 2009-10 BSA transfers due to the condition of the General Fund.

Because of the sharp reduction in taxable sales as a result of the economic recession, as of November 2009, the one-quarter cent Special Sales Tax Revenues (“SSTRs”) collected from the one-quarter cent tax dedicated to repayment of the ERB debt had decreased to a level which provided very little coverage above the required debt service amounts. This has twice caused the State to temporarily access the coverage account (reserve fund) for the ERBs (which has an approximate balance of $302 million) - once in the amount of $13.3 million on December 24, 2008, to fill up a debt service account for January 1, 2009, and once on June 24, 2009, in the amount of $64.5 million, as required under the master indenture for the ERBs. In both instances, the coverage account was fully replenished by the end of the actual debt service period.

As reported by the State on June 25, 2009, the estimate of SSTRs for the semi-annual debt service period ending January 1, 2010, will not be sufficient to pay at least 100 percent of the estimated required semi-annual payments for the same period. The Department of Finance estimated that SSTRs for that period would be approximately $566,000,000, compared to estimated requirements to pay debt service and other expenses of $596,796,000, as estimated by the State Treasurer’s Office. Actual sales tax receipts from May 2009 through August 2009 averaged approximately 6 percent below the 2009-10 May Revision projections. To the extent that actual SSTRs fall short of the State’s May Revision revenue estimate beyond August 2009, the shortfall will increase.

As of November 2009, the State was restructuring the ERBs to take account of the reduced levels of SSTRs by reducing annual debt service requirements, so as to restore positive coverage levels and reduce the likelihood of future draws on the coverage account. An ERB refunding bond issuance in the amount of $3,435,615,000.00 was sold on October 29, 2009 and was expected to be issued on November 5, 2009.

Tobacco Settlement Revenue Bonds

In 1998, the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). In 2004, two of the four original PMs merged. Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers are to be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the participating manufacturers’ payments for decreases in cigarette shipment volumes by the settling participating manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A Bonds”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B Bonds”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation from the General Fund in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested General Fund appropriation.

In August 2005, the Series 2003B Bonds were refinanced with a series of refunding bonds (“Series 2005A Bonds”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which amount was deposited into the General Fund. In March 2007, the State completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which were used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these monies were used for General Fund expenses in 2007-08.

Under the MSA, the Independent Auditor calculates each year whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers (“NPMs”) and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar years 2003, 2004, and 2005 payments, respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year’s scheduled payment. In April 2008, the PMs made this assertion for the 2006 calendar year, and a final decision in favor of the PMs was issued at the end of March 2009. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs’ annual payments for those years. As a result, the tobacco settlement revenues due to the State in April 2006 were reduced by $50.9 million, in April 2007 by $44 million, in April 2008 by $33.9 million, and in April 2009 by $32.8 million (which represented receipts from 2005, 2006, 2007 and 2008, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007, 2008 and 2009 was in excess of the required debt service payments. In February 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment rather than one for each state.

The State Attorney General is working, in tandem with the other states’ Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and the State has indicated that neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the Legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Through November 2009, tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State’s covenant to request an appropriation has never been invoked.

Flood Litigation Settlement

In 2006, the State settled a lawsuit (referred to as the Paterno case) arising from liability for past flood damages through a stipulated judgment in the amount of $428 million, which provided for the State to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The Legislature has included the required annual installment in each budget act since the settlement was approved. This matter is not treated as a “debt” of the State for any legal or constitutional purposes.

Obligations in Connection with Proposition 1A of 2004

The Amended 2009 Budget Act provides for state borrowing, pursuant to Proposition 1A of 2004, of approximately $1.935 billion of local property tax revenues. In accordance with Proposition 1A of 2004, the State is required to repay such revenues (plus interest at a rate to be determined by the Director of Finance, and certain other amounts) no later than June 2013. Legislation implementing the borrowing in the Amended 2009 Budget Act provides authority to local governments to sell their right to receive state repayment to a joint powers authority, which would issue bonds backed by the State’s repayment obligation. The repayment obligation is to include interest and issuance costs for the joint powers authority bonds. The State has indicated that it is its understanding that the joint powers authority described above intends to sell and issue the bonds backed by the State’s repayment obligation in November 2009.

Cash Flow Borrowings and Cash Management

The majority of the State’s General Fund revenues are received in the latter part of the fiscal year. Expenditures from the General Fund occur more evenly throughout the fiscal year. The State’s cash flow management program customarily addresses this timing difference by making use of internal borrowing and by issuing short-term notes in the capital markets. As further described herein, external borrowing is typically done with RANs that are payable later in the fiscal year in which they are issued. The State also is authorized under certain circumstances to issue RAWs that are payable in the succeeding fiscal year, as well as registered refunding warrants (“Refunding RAWs”) issued to refund RAWs.

RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State; (iii) reimburse local governments for certain reductions in ad valorem property taxes (as required by Section 25.5 of Article XIII of the State Constitution), or make required payments for borrowings secured by such repayment obligation; (iv) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (v) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease payments to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately.

The State has employed additional cash management measures during some fiscal years; all of the following techniques were used during fiscal year 2008-09 and, as of November 2009, to that point during fiscal year 2009-10:

•	The State Controller has delayed certain types of disbursements from the General Fund.

•	Legislation has been enacted during the fiscal year increasing the State’s internal borrowing capability, and the state has increased the General Fund’s internal borrowings.

•	Legislation has been enacted deferring some of the State’s disbursements until later in the fiscal year, when more cash receipts are expected, or into the succeeding fiscal year.

In addition, as noted below, the State was required to issue registered warrants for a time in July and August 2009 because of insufficient cash resources.

Internal Borrowing. As of November 2009, the General Fund is authorized by law to borrow from more than 700 of the State’s approximately 1,300 other funds in the State Treasury (the “Special Funds”). Total borrowing from Special Funds must be approved by the PMIB, and, as of November 2009, is limited by the PMIB to approximately $21 billion. The Legislature may from time to time adopt legislation establishing additional authority to borrow from Special Funds. The State has historically made extensive use of its internal borrowing capability to provide cash resources to the General Fund.

One fund from which monies may be borrowed to provide additional cash resources to the General Fund is the BSA, a reserve fund established in 2004 by Proposition 58. However, during fiscal year 2009-10, there have been no funds available in the BSA. The State also may transfer funds into the General Fund from the State’s Special Fund for Economic Uncertainties, which is not a Special Fund.

External Borrowing. As noted above, issuance of RANs is a normal part of the State’s annual cash flow management program. RANs have been issued in 22 of the last 23 fiscal years. In fiscal year 2008-09, the State issued $5.5 billion of RANs, which matured and were paid prior to June 30, 2009. On September 29, 2009, the State issued $8.8 billion of RANs, which are scheduled to mature in May and June 2010.

If the State determines that additional cash resources are needed for its cash management program during fiscal year 2009-10, the State may seek additional external borrowing. The State has indicated that, if it expects it that it can repay such additional borrowing by June 30, 2010, the State plans to issue additional RANs. The State also may issue RAWs maturing in the 2009-10 or the succeeding fiscal year. The issuance of RAWs would result in adding cash resources to the Unapplied Money in the General Fund, which could permit the State to pay its obligations in fiscal year 2009-10, including the 2009-10 Series A Notes and any RANs issued in fiscal year 2009-10 after the issuance of the 2009-10 Series A Notes. The State also is authorized to issue Refunding RAWs to refund maturing RAWs. The State issued RAWs to bridge short-term cash flow shortages in 1992, 1993, 1994, 2002 and 2003.

Payment Deferrals. From time to time, the Legislature changes by statute the due date for various payments, including those owed to public schools, universities and local governments, until a later date in the fiscal year, or even into the following fiscal year, in order to more closely align the State’s revenues with its expenditures. This technique has been used several times through the enactment of budget bills in fiscal year 2008-09 and 2009-10. Some of these statutory deferrals were made permanent, and others were implemented only for one fiscal year. One effect of these deferrals has been to reduce the State’s need for external borrowing to bridge its cash flow deficit during the fiscal year.

In addition, State law gives the State Controller some flexibility as to how quickly the State must pay its bills. For instance, income tax refunds for personal income taxes are not legally due until 45 days after the return filing deadline, which is normally April 15. Accordingly, while the State has typically paid tax refunds as returns are filed, it can conserve cash by withholding refund payments until after the April 15 due date. Payments to vendors generally must be made within 45 days of receipt of an invoice. The State may delay payment until the end of this period, or it may even choose to make these payments later and pay interest. These delays are only used if the State Controller foresees a relatively short-term cash flow shortage. Such an instance occurred in February 2009, when the State Controller delayed making about $2.9 billion of tax refunds, and another $1.3 billion of vendor and other payments. Enactment of budget solutions in February 2009 allowed all the delayed payments to be made up in March 2009. The State does not delay making payments for which, under state or federal law, a definitive due date is set.

Recent Developments

On September 30, 2009, the Department of Finance obtained preliminary data on revenue collections for personal income taxes in the month of September 2009 suggesting a shortfall in quarterly estimated payments of nearly $1 billion, or about 33 percent below Department of Finance projections. Some portion of the shortfall could result from incomplete implementation by individuals of new tax policies and rules enacted in February 2009 and from adjustments to estimated tax payments in September 2009 based on final filings of returns for the 2008 tax year. The Department cannot predict if this apparent shortfall is indicative of full year results.

The Department of Finance recently released its Finance Bulletin for October 2009 (the “October Bulletin”), which describes September 2009 receipts on the agency cash basis. Results contained in the October Bulletin take into account the $3 billion reduction to the revenue forecasts contained in the 2009- 10 May Revision described herein. This reduction is assumed to occur throughout fiscal year 2009-10 in amounts proportional to major tax collections throughout the fiscal year, but is not allocated among individual revenue line items. For September 2009, the unallocated revenue reduction was calculated at $331 million, reducing the total General Fund revenue forecast for August 2009 from $9.755 billion to $9.424 billion. Preliminary General Fund agency cash for August 2009 was $8.614 billion, or $810 million below the Amended 2009 Budget Act forecast, which includes the unallocated revenue adjustment. On the same adjusted basis, year-to-date revenues through September 2009 are $948 million below the $20.415 billion forecast.

The October Bulletin noted that September 2009 personal income taxes were approximately $1 billion, or 19.4 percent, below 2009-10 May Revision projections (approximately $1.2 billion, or 11.2 percent, below projections on a year to date basis). In addition, the October Bulletin stated that September sales and use tax collections were approximately $53 million, or 2.4 percent, below projections (approximately $302 million, or 4.5 percent, below projections on a year to date basis). The October Bulletin also noted that September corporation taxes were approximately $189 million, or 10.8 percent, below projections (approximately $61 million, or 3.0 percent, below projections on a year to date basis).

Legislation enacted November 4, 2009 (SB X7 2) authorizes submission to the voters at the statewide election on November 2, 2010 of a ballot measure to approve the issuance of $11.14 billion in general obligation bonds. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Funds generated by bond sales may be used for a wide variety of purposes including improvement of California’s water supply systems, drought relief, and groundwater protection.

SOURCES OF TAX AND OTHER REVENUE

The following is a summary of the State’s major tax revenues and tax laws. In 2007-08, approximately 90 percent of the State’s General Fund revenues and transfers were derived from personal income taxes, corporation taxes, and sales and use taxes.

Amended 2009 Budget Act Tax—New Revenues

The Amended 2009 Budget Act includes several major changes in General Fund revenues described below. The Amended 2009 Budget Act did not include any additional tax increases over those provided for pursuant to the Initial 2009 Budget Act, though it does include certain tax law changes intended to increase tax compliance and accelerate some revenues that were not in the Initial 2009 Budget Act.

As part of the Amended 2009 Budget Act, the Department of Finance assumed that revenues in fiscal year 2009-10 would be $3.0 billion lower than the level assumed in the 2009-10 May Revision forecast. The Department of Finance also revised revenues prior to 2008-09 upward by $1.3 billion to account for a prior-year adjustment that affects the beginning balance, and reduced 2008-09 revenues by $1.8 billion, for an aggregate reduction over all fiscal years of $3.5 billion. The change for years prior to 2008-09 is related to the 2008 Budget Act provision that imposed a 20 percent penalty for corporations that understate their tax liability by $1 million or more. The penalty revenues, which were received in 2008-09 but attributable to prior years, resulted in a positive $1.3 billion prior-year adjustment to corporation tax revenues for years prior to 2008-09. The Department of Finance assumed a $1.8 billion reduction to revenues in 2008-09 from the 2009-10 May Revision forecast based on the trends seen in May and June tax collections. For 2008-09 and 2009-10, the revenue reductions were not allocated to any specific revenue source.

In the following paragraphs, the additional amounts expected to be generated from the respective tax law changes were derived from the 2009-10 May Revision, and do not take into account the $3.0 billion reduction for 2009-10 described above.

•

Temporary Sales Tax Increase: Effective April 1, 2009, the General Fund sales and use tax rate was temporarily increased by 1 cent, from 5 percent to 6 percent. This tax increase is to be in effect through June 30, 2011. At the time of adoption, this tax law change was expected to generate additional sales tax revenues of $1.203 billion in 2008-09 and $4.533 billion (net of $213 million transferred to the Transportation Investment Fund under Proposition 42) in 2009-10 for the General Fund.

•

Vehicle License Fees: Effective May 19, 2009, vehicle license fees were temporarily increased from 0.65 percent to 1.15 percent with 0.35 percent going to the General Fund and 0.15 percent going to the Local Safety and Protection Account for local law enforcement grant programs previously funded from the General Fund. Vehicle license fees apply to the value of the vehicle (initially its market value and then subject to a standard depreciation schedule). This increase is scheduled to remain in effect through June 30, 2011. At the time of adoption, this law change was expected to generate additional revenues of approximately $360 million in 2008-09 and $1.6 billion in 2009-10.

•

Personal Income Tax Surcharge: The Amended 2009 Budget Act provides for a temporary addition of 0.25 percent to each personal income tax rate for tax years 2009 and 2010. At the time of adoption, this change was expected to generate approximately $2.8 billion of additional General Fund revenues in 2009-10.

•

Dependent Exemption Credit Reduction: The Amended 2009 Budget Act includes a temporary reduction in the Personal Income Tax exemption credit for dependents to the amount provided for the personal credit for tax years 2009 and 2010 from $309 to $99 (tax year 2008 values). At the time of adoption, this change was expected to generate approximately $1.4 billion of additional General Fund revenues in 2009-10.

The Amended 2009 Budget Act includes tax law changes affecting the General Fund as described below.

•

Non-Retailer Registration for Use Tax: Under current law, non-retailers–those who do not sell tangible personal property–are not required to register with the Board of Equalization (“BOE”). This law change will require non-retailers that hold a business license and have at least $100,000 in gross receipts to register with the BOE and submit a return that details purchases made during the year that were subject to the use tax yet for which no use tax was paid. This law change is expected to increase General Fund sales and use tax revenue by $26 million in 2009-10 and $123 million in 2010-11, with increasing amounts thereafter.

•

Accelerate Estimated Tax Payments: Under current law, individuals and corporations are required to pay 30 percent each with the first two estimated payments, and 20 percent each for the last two estimated payments. Under this law change, beginning with the 2010 tax year, the first quarter estimated payment percentage will remain at 30 percent, the second quarter will increase to 40 percent, the third estimated payment will be eliminated, and the fourth quarter estimated payment will increase from 20 percent to 30 percent. This law change is expected to accelerate $610 million into 2009-10 ($250 million in personal income tax receipts and $360 million in corporate tax receipts).

•	Accelerate Wage Withholding: This tax law change will increase current wage withholding rates by 10 percent and is expected to accelerate $1.7 billion of personal income tax receipts into 2009-10.

•

Require Backup Withholding: Under current federal law, gambling winnings reported on Internal Revenue Service (“IRS”) Form W2G and payments made by banks and businesses reported on various IRS 1099 forms may be subject to backup withholding on those payments. Payments reported on IRS 1099 forms include payments to independent contractors, rents, commissions, and royalty payments. This law change will conform state law to federal law by requiring a withholding rate of 7 percent for state purposes whenever it is required for federal purposes. This law change is expected to increase personal income tax revenues by $32 million in 2009-10.

State Office Building Sales Program. Legislation enacted in 2009 authorizes the Department of General Services to dispose of eleven specific state office buildings through a sale, lease, or a sale with an option to lease back. If successfully implemented, the sale of these state office buildings could generate one-time revenues of approximately $600 million over three fiscal years, starting in fiscal year 2010-11.

The sections below captioned “Sales and Use Tax “and “Corporation Tax “include descriptions of several pending lawsuits relating to various taxes. The Amended 2009 Budget Act does not include any funds to offset a negative outcome in any of these pending matters.

On September 29, 2009, Governor Schwarzenegger issued an executive order convening a special session of the Legislature to consider and act upon legislation to revise the state tax system. The Governor had previously ordered the creation of the Commission on the 21st Century Economy (the “Commission”), and directed the Commission to prepare a report to the Governor and to the Legislature with recommendations to change the State’s tax laws to, among other things, stabilize state revenues and reduce volatility and ensure that the tax structure is fair and equitable. The Commission issued its report on September 29, 2009 which, among other things, recommended a reduction in the personal income tax, the elimination of the corporation tax and state sales tax, and the establishment of a business net receipts tax. The Commission report stated that the recommendations are intended to be revenue neutral.

Sources of Tax Revenue

Personal Income Tax

The California personal income tax, which accounted for 53 percent of General Fund revenues and transfers in 2007-08, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent. (For tax years 2009 and 2010, the rates will range from 1.25 percent to 9.55 percent.) The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 48.1 percent of the total personal income tax in tax year 2007.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxable income over $1 million in addition to the 9.3 percent rate (9.55 percent for tax years 2009 and 2010). The surcharge became effective on January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past ten years. The Amended 2009 Budget Act assumes that capital gains will account for 5.5 percent of General Fund revenues and transfers in 2008-09 and 3.6 percent in 2009-10.

Sales and Use Tax

The sales and use tax (referred to herein as the “sales tax”), which accounted for 26 percent of General Fund revenues and transfers in 2007-08, is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

The California use tax is imposed at the same rates as the regular sales tax on consumers of tangible personal property that is used, consumed, or stored in the State. Use tax applies to purchases from out-of-state vendors that are not required to collect tax on their sales. Use tax also applies to most leases of tangible personal property.

As of April 1, 2009, the breakdown of the base state and local sales tax rate of 8.25 percent was as follows:

•	6 percent imposed as a State General Fund tax (this tax rate is scheduled to return to 5 percent on July 1, 2011);

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s ERBs (the “special sales tax”).

Existing law provides that 0.25 percent of the base state and local sales tax rate may be suspended in any calendar year upon certification by the Director of Finance, by November 1 in the prior year, that both of the following have occurred: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent special sales tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent special sales tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the previous May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2009.

Existing law provides that the special sales tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all ERBs and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all ERBs and related obligations to final maturity. At such time, the special sales tax will terminate and the city and county portion of taxes under the uniform local sales and use tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election (“Proposition 1A of 2004”), amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Following a 2008 appellate court decision that two Dell entities improperly collected sales and use tax on optional service contracts that were sold with computers, and remitted such tax to the BOE, the State expects a judgment requiring the BOE to refund the tax with interest. Plaintiffs estimate that the refund amounts could be over $150 million payable from the General Fund. As of November 2009, identification and notification of consumers affected by the decision and thus due a refund is unresolved. The State has indicated that BOE expects that the refunds will likely occur no earlier than the 2009-10 fiscal year.

Corporation Tax

The corporation tax accounted for 12 percent of General Fund revenues and transfers in 2007-08. Corporation tax revenues are derived from the following taxes:

1.

The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.

Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.	The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.

A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first year of incorporation.

5.	Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.

Fees paid by limited liability companies (“LLCs”), which account for 2.8 percent of corporation tax revenue, are considered “corporation taxes.” Three separate cases have been filed challenging the constitutionality of the LLC fee. Two have been resolved and one is pending.

In California Taxpayers Association v. Franchise Tax Board, California Taxpayers Association (“Cal-Tax”) challenged the constitutionality of the corporate understatement penalty that was enacted in Chapter 1, Statutes of 2007-08 First Extraordinary Session (SB X1 28, 2008 Budget Act Trailer Bill) and sought an injunction precluding the Franchise Tax Board from enforcing the statute. The trial court ruled for the State and Cal-Tax has appealed. If Cal-Tax prevails in its appeal, there is the potential for a loss of approximately $500 million per year in accelerated revenue beginning in 2010-11. However, most of this revenue would be recovered over subsequent years.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

The Board of Equalization ruled in December 2006 that the premium tax insurers pay should be calculated on a cash basis rather than the accrual method required by the Department of Insurance. This ruling is expected to result in a total loss of $349 million spread over several years; the impact is estimated to be $15 million in 2008-09, $212 million in 2009-10 and $121 million in 2010-11.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the California estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the California estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with California’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenues. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for 34 percent of all special fund revenues in fiscal year 2007-08. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2007-08, $8.6 billion was derived from the ownership or operation of motor vehicles. About $3.4 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners. Vehicle license fees were increased temporarily as part of the Initial 2009 Budget Act.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.

Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.

Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.	Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

American Recovery and Reinvestment Act

Congress enacted the American Recovery and Reinvestment Act in February 2009 (“ARRA”), which provides approximately $787 billion of economic stimulus actions in the form of direct payments from the federal government and tax relief to individuals and businesses nationwide. The stimulus bill provides about $330 billion in aid to states, about $170 billion for federal projects and non-state aid, and about $287 billion of tax relief.

The California Recovery Task Force estimates ARRA will have an $85.4 billion effect in California, including $55.2 billion in state aid and an additional $30.2 billion in tax relief. The Recovery Task Force believes that over the 18 month course of ARRA, Californians can expect to see a $19.5 billion investment in health and human services, an $11.8 billion investment in education, a $5.2 billion investment in labor and workforce development, and a $4.7 billion investment in transportation infrastructure.

The Amended 2009 Budget Act includes an estimated $4.9 billion of federal stimulus revenues being available to offset General Fund expenditures in the 2009-10 fiscal year.

STATE EXPENDITURES

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax monies, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post- Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the Amended 2009 Budget Act.

Pursuant to statutory changes made in conjunction with the February 2009 Budget Package, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent flows to the General Fund, and 0.15 percent supports various law enforcement programs previously funded by the State General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November 2004 election approved Proposition 1A of 2004. Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties, and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The state mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

In light of the fiscal situation, the Amended 2009 Budget Act authorizes the State to exercise its Proposition 1A borrowing authority. This borrowing is estimated to generate $1.935 billion, planned to be used to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation specifies the borrowed sums will be repaid, with interest, no later than June 30, 2013.

The enabling legislation also creates a securitization mechanism for local governments to sell their right to receive the State’s payment to a local government-operated joint powers agency, which can then issue bonds with an aggregate principal amount not to exceed $2.25 billion. Pursuant to Proposition 1A of 2004, the State is required to repay the local government borrowing (which in turn will be used to repay the bonds of the joint powers authority) no later than June 30, 2013.

The Amended 2009 Budget Act also contains a shift of $1.7 billion in redevelopment agency funds from 2009-10 revenue and reserves in 2009-10 and $350 million in 2010-11. These revenues are then shifted to schools that serve the redevelopment areas. This frees an equal amount of base property tax that is shifted to the Supplemental Education Revenue Augmentation Funds in each county that are set up in the Proposition 1A legislation and used for the same purposes. The enabling legislation allows redevelopment agencies to borrow from parent agencies. (The Legislature did not pass clean-up legislation during the regular session ended on September 11, 2009 to authorize redevelopment agencies to borrow from low and moderate income housing accounts, which may cause some agencies to be unable to make their full payment to the Supplemental Education Revenue Augmentation Fund in 2009-10; thus, some portion of the $1.7 billion budget solution may not be achieved in 2009- 10. The State has indicated that it is likely that these funds could be paid in later years as agencies receive new revenues with which to make the payments.)

The California Redevelopment Association, which includes a number of redevelopment agencies among its members, has filed a lawsuit challenging the $1.7 billion shift described above. (A group of counties subsequently filed a separate lawsuit challenging the shift.) The 2008 Budget Act included a shift of $350 million of redevelopment agency monies. The California Redevelopment Association challenged that shift, and a trial court held that the legislation providing for the shift was invalid, which prevented the State from shifting the funds for the 2008-09 fiscal year, and the State withdrew its appeal of the decision. The State has subsequently enacted legislation that addresses the concerns noted by the trial court. The Amended 2009 Budget Act does not assume any State General Fund Proposition 98 cost reduction from the 2008-09 legislation.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system is slated to receive approximately $2.8 billion in state resources in 2008-09 and $2.5 billion in 2009-10, as well as $499 million in resources from the counties in each fiscal year. The Amended 2009 Budget Act reflects $393 million in General Fund reductions, $100 million of which is a one-time reduction. In addition, recent legislation provides California’s court system with increased fees and fines to expand and repair its infrastructure to address significant caseload increases and reduce delays. The fees raised by this legislation are intended to support up to $5 billion in lease revenue bonds. Additional legislative authorization is required prior to the issuance of such lease revenue bonds.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, CalWORKs replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to increase in 2009-10. CalWORKs caseload projections are 508,000 cases in fiscal year 2008-09 and 587,000 cases in 2009-10. Even with the increase in caseload, this still represents a major decline in caseload from the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994- 95. Since CalWORKs’ inception in January 1998, caseload will have declined by over 8 percent.

The federal Deficit Reduction Act of 2005 (“DRA”) included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload is subject to 50 percent work participation level requirement beginning in federal fiscal year (“FFY”) 2007.

As of November 2009, current policies are not expected to increase work participation rates enough to meet the federal requirement for at least 50 percent work participation among all families. Although the State has not received official notice from the federal government, as of November 2009, data indicates that California will fail to meet the work participation rate for FFY 2007, the first year for which the DRA’s changes were effective. Additionally, the State has indicated that it is not likely to meet the rate for FFY 2008. As a result, California’s required Maintenance of Effort (“MOE”) has increased to 80 percent of FFY 1994 historic expenditures rather than the 75 percent MOE level California is required to meet when work participation rates are achieved. The Amended 2009 Budget Act continues to reflect an increase of MOE spending by $179.5 million in 2008-09 and 2009-10, to $2.9 billion, to reflect this penalty.

Considerable improvement in work participation rates must be achieved to avoid additional federal penalties, which could cost the State and counties more than $1.5 billion over a five-year period, beginning in 2010-11. Efforts to address improving work participation began during 2006-07, and the State is continuing to identify and evaluate additional options that place greater emphasis on work participation and reduce reliance upon public assistance to significantly improve the ability of the State and counties to meet federal work requirements in the TANF program.

The Initial 2009 Budget Act included a four percent grant reduction in order to maintain CalWORKs spending within the available funding levels. This reduced the maximum grant for a family of three from $723 per month to $694 per month. Further, the cost of living adjustment (“COLA”) was suspended for the 2009-10 fiscal year. These measures are estimated to provide net General Fund savings of approximately $150 million in 2009-10. The Amended 2009 Budget Act includes an additional $509.6 million in reductions which reflect (1) prioritizing resources for employment services and child care to recipients who are working ($370.3 million), (2) utilizing federal stimulus funds to create subsidized employment slots ($60.1 million), (3) rejecting mid-year increases to the county single allocation in 2008-09 to enable this funding to offset General Fund costs in 2009-10 ($42.6 million), (4) offsetting General Fund costs with employment training funding on a one-time basis ($20 million), and (5) reflecting a reduced caseload projection ($16.6 million).

In addition to addressing the need for short-term savings, the Amended 2009 Budget Act includes significant long-term reform efforts for the CalWORKs program, including:

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Restructuring time limits by requiring the adults in families that have received aid for a cumulative 48 months within a 60-month period to “sit out” and not receive aid for 12 months. After 12 months have passed, the adults can receive another 12 months of aid–for a total lifetime maximum of 60 months. Any month in which the adult is in sanction status for not meeting work requirements will now count toward the 60-month cumulative time on aid.

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Requiring all non-exempt recipients who are not meeting work requirements to meet face-to-face twice a year for a review with county employees. If a recipient does not attend the review without good cause, the family’s monthly grant will be reduced by 50 percent.

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Strengthening the sanction process for adults who do not comply with program requirements by removing the adult portion of the grant if the adult refuses to comply within a cumulative total of three months. If, after another three cumulative months, the adult does not comply, the child-only portion of the grant will be reduced by 25 percent. If, after another three cumulative months, the adult does not comply, another 25 percent will be removed from the child-only portion, for a total reduction of 50 percent to the child-only grant. These sanctions will also apply to families that have reached their 60-month cumulative time on aid and are not complying with work participation requirements, provided counties make available to these families necessary child care services.

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Reducing by 25 percent the child-only grant for non-work-eligible adults, unless they meet work participation requirements. Counties may, at their own expense, provide services to enable these adults to meet program participation requirements. If they are successful in meeting program requirements, the child-only grant will continue to be provided at its full value.

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Eliminating the statutory COLA for CalWORKs. This statutory COLA was placed in law in the early 1970s. The COLA has been suspended during many of the years in which the State faced large budget deficits.

Nationwide, ARRA appropriated a combined total of $5 billion for a new TANF Emergency Contingency Fund (“ECF”) for FFYs 2009 and 2010. A state can receive an ECF allocation for (1) caseload increases, (2) increased expenditures for non-recurrent short term benefits, and/or (3) increased expenditures for subsidized employment. Through the ECF, a state can be reimbursed for 80 percent of expenditures in FFY 2009 and FFY 2010 that exceed the level of state expenditures in each of these areas in FFY 2007 or FFY 2008, whichever is lower (California uses FFY 2007). The Amended 2009 Budget Act reflects total ECF funding of $845.6 million.

The Amended 2009 Budget Act includes total CalWORKs program expenditures of $7.4 billion in state, local, and federal funds. The amount budgeted includes $6.1 billion for CalWORKs program expenditures within the Department of Social Services budget, $133 million in county expenditures, and $1.2 billion in other programs. The Amended 2009 Budget Act also includes a TANF reserve of $32.8 million, which is available for unanticipated needs.

Health Programs

Medi-Cal—Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, hospice, skilled nursing care, and early periodic screening, diagnosis and treatment. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by capitated payments from managed care plans. As of November 2009, approximately 3.6 million Medi-Cal beneficiaries (more than half of the people receiving Medi-Cal benefits and services) were enrolled in managed care plans.

Medi-Cal expenditures are estimated to be $39.2 billion ($12.9 billion from the General Fund) in 2008-09 and $39.3 billion ($10.9 billion from the General Fund) in 2009-10. The net increase of $100 million of Medi-Cal expenditures in 2009-10, when compared to revised 2008-09, is due primarily to budgeting for an increase in caseload and managed care capitation rate adjustments offset by budget reductions of $1.4 billion that includes the following:

•	The receipt of federal funds that are past due or authorized through waivers from the federal government.

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Suspension of the five percent statutory rate adjustment for AB 1629 (which enacted the Skilled Nursing Facility Quality Assurance Fee Program) skilled nursing facilities and non-AB 1629 intermediate care providers, and expansion of AB 1629 fees to include Medicare revenues.

•	Savings attributable to pharmacy reforms.

•	A reduction to county administration.

•	A reduction of funding for private hospitals.

•	Savings attributable to the expansion of anti-fraud efforts.

•	Savings due to adult day health care reform and other budget balancing reductions.

Litigation is pending with respect to certain cost reductions implemented by the State. In one of the cases, Independent Living Center of Southern California, et al. v. Shewry, et al., the plaintiffs challenged certain payment reductions implemented by the State. The preliminary estimate of the General Fund impact of a recent appellate court ruling in this litigation is $56 million, which is not included in the revised 2009-10 budget (and for a total General Fund impact of up to $252.1 million including budgeted funds).

The Amended 2009 Budget Act includes additional funding of $386.4 million ($193.2 million from the General Fund) to provide rate adjustments for Medi-Cal managed care plans, which, as of November 2009, is consistent with current State policy.

Average monthly caseload in Medi-Cal was estimated at 6.88 million in 2008-09. Caseload is expected to increase in 2009-10 by approximately 301,200 or 4.4 percent, to 7.19 million eligible people.

The Family Planning, Access, Care and Treatment (“Family PACT”) Waiver program provides family planning services for low-income Californians. The State accesses $315 million a year in federal funds for the program. Under this waiver, California receives 90 cents on the dollar. As a result of continuing negotiations with the federal Centers for Medicare and Medicaid Services (“CMS”), the waiver has been operating on a month-to-month waiver extension basis since November 2004. On September 3, 2008, CMS sent the State final terms and conditions requiring California to make certain changes, including the implementation of more restrictive eligibility requirements, or the State would no longer be eligible for the matching federal dollars. However, on January 14, 2009, CMS sent another letter extending the waiver until March 31, 2009 to allow additional time for negotiation between the State and CMS. On March 31, 2009, CMS granted a six-month waiver extension from April 1 until September 30, 2009. Absent any change in law, the program will automatically be funded with General Fund dollars if the federal dollars are no longer available for California.

The 2008 Budget Act required the Department of Health Care Services (“DHCS”) to achieve estimated savings of $323.3 million through unallocated reductions as a result of historical expenditure trends in the program. The savings did not materialize for 2008-09, but did in prior years. In November 2007, DHCS noted similar concerns while initially reporting achieved savings of $195.2 million of $331 million expected for 2007-08. At year end, DHCS did achieve the full $331 million General Fund savings plus an additional $265 million General Fund savings. The Amended 2009 Budget Act assumes that DHCS will once again achieve the $323.3 million in savings in 2009-10.

On February 17, 2009, President Obama signed ARRA, which enhances California’s Federal Medical Assistance Percentage (“FMAP”) for the Medi-Cal program. The measure provides an across-the-board increase in FMAP to all states. Furthermore, states with significant changes in unemployment would be eligible for an additional FMAP increase determined through a formula.

SSI/SSP—The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The Amended 2009 Budget Act includes $3.0 billion from the General Fund for the SSI/SSP Program in 2009-10, 16.7 percent less than the revised 2008 Budget Act funding level of $3.6 billion. The average monthly caseload in this program is estimated to be 1.3 million recipients in 2009-10, a 2.4 percent increase over the revised 2008-09 projected level. The February 2009 Budget Package discontinued pass-through of the January 2009 federal SSI COLA, effective May 1, 2009. Discontinuing the federal SSI COLA, which was provided January 1, 2009, is projected as of November 2009 to result in General Fund savings of $60.6 million in 2008-09 and $362.9 million annually beginning in 2009-10. Savings are generated by reducing the state SSP portion of the total monthly grant by the amount of the SSI increase attributable to the federal COLA.

The Amended 2009 Budget Act further reduces maximum SSI/SSP grant levels by 2.3 percent, now projected to result in General Fund savings of $230.7 million annually beginning in 2009-10. The Budget Amendments also suspend the state

SSP COLA for June 2010, which is projected to result in General Fund savings of $27 million in 2009-10 and over $324 million annually thereafter.

The Amended 2009 Budget Act further reduces monthly SSP grants for individuals by five dollars and grants for couples to the federal minimum. These reductions are expected to result in over $100 million of General Fund savings in 2009-10, growing to approximately $150 million annually thereafter. Additionally, the Amended 2009 Budget Act permanently eliminates the statutory requirement to provide an annual SSP COLA, resulting in significant General Fund cost avoidance in the out-years.

Department of Corrections and Rehabilitation

California Department of Corrections and Rehabilitation (“CDCR”) Budget—The Amended 2009 Budget Act includes total operating expenditures of $8.1 billion for CDCR from all funding sources. Of this amount, $7.9 billion comes from the General Fund. This total includes funds for debt service payments, personal services costs, and operating expenses and equipment. The CDCR budget includes funding for over 62,000 personnel years at a total cost for salaries and benefits of approximately $6.2 billion. Lease payments and bond insurance costs total $261.9 million, and the remaining funds are budgeted for operating expenses and equipment.

The Amended 2009 Budget Act includes reductions for CDCR totaling $1.2 billion. Of these savings, approximately $600 million would require further legislative approval to implement and would be achieved through, among other things, prison and parole reforms. (Legislative action on September 11, 2009 resulted in fewer reforms than assumed in the Amended 2009 Budget Act, and is therefore expected to generate less savings. The savings loss is estimated at $233.4 million.) Other adjustments include a 10 percent reduction to CDCR’s medical budget (savings of $180.8 million in 2009-10), a General Fund reduction of $50 million in 2009-10 that is to be achieved through the establishment of maximum reimbursement rates for medical providers, and elimination of General Fund support for local juvenile probation activities and the operation of camps and ranches ($75.5 million in 2008-09 and $181.3 million in 2009-10).

Litigation Concerning Prison Medical Care Services—In April 2001, a class-action lawsuit, now known as Plata v. Schwarzenegger, was filed in federal court contending that the State was in violation of the Eighth and Fourteenth Amendments to the U.S. Constitution by providing inadequate medical care to prison inmates. Three other cases are pending in federal court challenging the adequacy of services to prisoners for mental health care, dental health care, and disability rights. The four cases are coordinated among the courts, but the lead action has been delegated to the Plata court. On June 30, 2005, the Plata court ordered the establishment of a receivership to take control of the CDCR’s medical care system due to the State’s delay in successfully implementing the changes required by the Stipulated Agreement for Injunctive Relief, entered into as the settlement of the Plata v. Schwarzenegger case. A medical care receiver (“Receiver”) was appointed by the Plata court in February 2006, and given broad authority over CDCR’s medical care program. A nonprofit corporation, the California Prison Health Care Receivership Corp. (“CPR”) has been established to “house the activities of” the Receiver.

Since the Receiver was appointed, he proposed and subsequently revised plans for, among other things, design and construction of health-related facilities and housing for up to 10,000 inmates with medical or mental health care needs, and supporting infrastructure and ancillary facilities, at existing state correctional facilities statewide or at other appropriate State owned real property, as well as improvements to health care facilities at existing prison facilities statewide. The Plata court approved the Turnaround Plan of Action on June 16, 2008, but the Legislature did not approve funding for the plan. The plan and subsequent correspondence and court filings indicated that the Receiver wished to have about $390 million in funding during fiscal year 2008-09, with substantially higher amounts needed in subsequent years, with a potential total construction cost of approximately $8 billion.

Court pleadings by the Receiver sought to compel the State to make payments directly from the State Treasury to start to fund the Receiver’s construction programs. The State objected to this motion and, following several hearings, the court ordered the State to pay the Receiver $250 million by the end of December 2008. The State appealed this order and the federal Ninth Circuit Court of Appeals dismissed the appeal as premature.

The State’s motion asking the Plata court to terminate the Receivership was denied. The State appealed this denial and a hearing on the appeal was heard in the Ninth Circuit Court of Appeals in September 2009. Pending the outcome of these court proceedings, as of November 2009, the Receiver continues to develop his construction plan. Some additional facilities for medical care of prisoners are included in a broader prison construction financing program described below.

The Amended 2009 Budget Act includes $1.6 billion for the Receiver, which is a decrease of $206 million compared to the 2008 Budget Act. The decrease is primarily due to the ten percent reduction mentioned above. These funds are to be used to fund ongoing medical services to prisoners.

As the court-appointed Receiver continues to address the delivery of medical services to inmates, additional cost pressures could be placed on the State’s General Fund resources.

Ruling Concerning Prison Overcrowding—On August 4, 2009, a panel of three federal judges issued a ruling related to the class action lawsuits over medical care (Plata) and mental health care (Coleman v. Schwarzenegger). The ruling found that overcrowding is the primary cause of unconstitutional medical and mental health conditions in California’s state prisons. The ruling requires the State, within 45 days, to submit a plan to reduce the state prison population to 137.5 percent of the system’s design capacity within two years, a reduction of approximately 46,000 inmates. The State has filed a prisoner-release plan with the three-judge panel and appealed the order to the U.S. Supreme Court.

The ruling will not result in the immediate release of any prisoners, only the preparation of a population reduction plan. As of November 2009, the Legislature was considering proposed prison reform legislation which, if fully enacted, would reduce the prison population by 27,000 inmates by 2009-10, and by a total of 43,000 by 2011-12. The fiscal and policy impact of the three-judge panel ruling is therefore unknown at this point, being dependent on the outcome of pending reform legislation, the pace of currently authorized prison construction, the timing of any future order to implement a population reduction plan, and the outcome of potential legal appeals to such an order.

Prison Construction Program

On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) (“AB 900”), which provides for a critical expansion of capacity in the State prison system and additional funds for county jails. In addition to construction funding, AB 900 emphasized expanding rehabilitative programs and measuring outcomes through performance goals to reduce the high rate of recidivism among adult offenders.

The central feature of AB 900 is authorization for issuance of a total of up to $7.4 billion of lease revenue bonds by the State Public Works Board in two phases. Prison Phase I, which may be implemented immediately, authorizes approximately $3.6 billion to finance (i) up to 12,000 new state prison beds to replace temporary housing for inmates in public spaces not designed for such uses, (ii) up to 6,000 re-entry beds for the incarceration of inmates who have served the majority of their terms near the communities into which they will eventually be released, and (iii) up to 6,000 medical, dental and mental health spaces. Prison Phase II may be implemented after a designated three-member panel certifies that about one-third of the spaces specified in Prison Phase I are under construction and other specified rehabilitative program requirements have been met. Prison Phase II, which must be commenced by January 1, 2014, authorizes up to approximately $2.5 billion for (i) up to an additional 4,000 beds at existing state prisons, (ii) up to an additional 2,000 medical, dental and mental health beds, and (iii) up to an additional 10,000 spaces in re-entry housing.

AB 900 also authorizes funding for acquisition, design and construction of county jail facilities, subject to a 25 percent local match and certain designated priorities and standards. Prison Phase I authorizes up to $750 million of lease revenue bonds for county jail facilities, which must be issued by June 30, 2017. Upon certification that certain benchmarks are met for commencement of construction under Prison Phase I and county jails, up to $470 million in additional funds for county jails will be available under Prison Phase II.

Implementation of AB 900 has been delayed for several reasons, including the need to obtain necessary technical corrections to clarify the scope of the legislation. The Legislature passed the necessary technical corrections in February 2009 and the Administration expects to begin implementing the construction programs within the constraints of cash available for interim financing.

Litigation challenging the constitutionality of the lease revenue bond financing method included in AB 900 was dismissed by the trial court judge and the dismissal was upheld on appeal.

In addition to authorization for new bonds, AB 900 appropriated $50 million from the General Fund for CDCR to expand rehabilitative programs and $300 million to complete various infrastructure and capacity improvements.

Pension Trusts

The principal retirement systems in which the State participates are the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”). The assets and liabilities of the funds administered by CalPERS and CalSTRS, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds. The University of California maintains a separate retirement system. Information about this system may be obtained directly from the University of California.

CalPERS

CalPERS administers the Public Employees’ Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2008, included 1,048 school districts and 1,571 public agencies. As of June 30, 2008, PERF had 1,126,133 active and inactive program members and 476,252 benefit recipients. The projected payroll for state employees covered by PERF for fiscal year 2008-09 was approximately $15.5 billion.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from employer contributions, including contributions by the State, and employee contributions. State contributions are made from the General Fund, special funds, and non-governmental cost funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund. The Amended 2009 Budget Act provides for payment of all required contributions in fiscal year 2009-10.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits), contribute to PERF based upon required contribution rates. Approximately 6 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions are to be repaid over the next thirty years through contributions toward the unfunded liability.

The State and Schools Actuarial Valuation for the year ended June 30, 2008 uses the Market Value Asset (“MVA”) basis to report the funded status of the system rather than the Actuarial Value of Assets (“AVA”) basis as used in previous years. The State notes that CalPERS is monitoring the funded status of the plan using the market value of assets to ensure that the new rate stabilization methods do not impair the security of benefits. The MVA funded ratios are more volatile than the actuarial funded ratios due to the smoothing effects of the actuarial value. Using the MVA basis in times when returns are profitable gives the perception of a larger funded status. However, a much lower funded status will be shown if the market slows down and returns decline. The AVA is used for rate setting purposes because it maintains some consistency over fluctuating markets through rate smoothing.

The State contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. The most recent valuation, based on data through June 30, 2008, showed an accrued unfunded liability allocable to state employees of $18.338 billion (AVA basis) and $16.293 billion (MVA basis). The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The weighted rates of return experienced by PERF over the past ten years, five years, and three years (in each case through fiscal year 2007-08) have been 6.5 percent, 10.7 percent, and 8.1 percent, respectively.

On July 21, 2009, CalPERS released its preliminary 2008-09 investment performance, noting a decline in the market value of its assets of 23.4 percent for the one-year period ending June 30, 2009.

Because of the rate stabilization methods adopted by the Board in April 2005, the impact of current market returns on employer rates for the future should be mitigated. The negative 5.1 percent return for fiscal year 2007-08 uses up about 13 percent of the 14 percent set aside for the “rainy day” fund. The remaining one percent was used in developing employer contribution rates for the 2009-10 fiscal year. It is important to note that, as described in CalPERS Comprehensive Annual Financial Report for the Fiscal Year Ended June 30, 2008, in recent years, the demographic experience of most plans translated to increases in employer rates.

When CalPERS sets rates, the actuarial value of assets cannot be more than 120 percent of the market value nor less than 80 percent of the market value. Any asset value changes outside these ranges would result in a greater impact on future employer contribution rates.

A preliminary estimate from CalPERS is that the funded status based on the market value of assets has fallen from 84.9 percent to 55.4 percent with an unfunded actuarial liability (“UAL”) of $50.6 billion, based on the market value of assets and assuming a 7.75 percent rate of return. If a more conservative 5 percent rate of return is assumed, then the UAL would be significantly increased.

CalPERS’ policies with respect to contribution rates should mitigate short-term increases in the State’s required annual contribution to CalPERS. While this should limit increases in the State’s required annual contribution to CalPERS in the near term, absent extraordinary investment returns (over and above the 7.75 percent assumed by CalPERS), it is expected to result in significantly higher required contributions in future fiscal years. Depending on actual investment returns and other factors, the State’s required annual contribution (which is estimated to be $3.1 billion for fiscal year 2009-10) could increase by 50 percent or more.

The level of future required contributions depends on a variety of other factors, including future investment portfolio performance, and additional potential changes in retirement benefits. There can be no assurance that the required annual contribution to CalPERS will not continue to significantly increase, and that such increases will not materially adversely affect the financial condition of the State.

CalSTRS

CalSTRS administers the Teachers’ Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program, and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. Actuarial valuations of the DB Program are released in the summer of each calendar year and based on data through June 30 of the preceding fiscal year. As of June 30, 2008, the DB Program had approximately 1,400 contributing employers, approximately 609,375 active and inactive program members and 223,968 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. As of November 2009, the contribution rate to the DB Program was 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. The contribution rate to the SBMA is 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year less $66.4 million in fiscal year 2008-09, $70 million in 2009-10, $71 million in 2010-11, and $72 million thereafter.

The information relating to CalSTRS does not take into account any potential impact of negative investment returns of CalSTRS since June 30, 2008. CalSTRS has reported that its investment portfolio had a value of about $118.8 billion on June 30, 2009, compared to a value of $162.2 billion on June 30, 2008, a loss of about 27 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation of the DB Program, based on data through June 30, 2007, showed an actuarial accrued unfunded liability of $20.7 billion. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past ten years and five years (in each case through fiscal year 2006-07) was 13.2 percent and 9.4 percent, respectively.

Other Post-Employment Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. It is anticipated that these costs will continue to grow in the future.

As of June 30, 2008, approximately 138,250 retirees were enrolled to receive health benefits and 112,636 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in the Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

Negotiations with insurance providers in 2009 produced an overall annual employer contribution rate increase of 2.9 percent for health benefits. The final employer contribution rates for 2010 were adopted by the CalPERS Board on June 17, 2009.

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 established standards for the measurement, recognition, and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments are required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and (iii) provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements were effective for the State in the fiscal year beginning July 1, 2007. The State included the first actuarial computation of its liability for post-employment health care benefits in the Comprehensive Annual Financial Report for the year ended June 30, 2008, prepared by the State Controller’s Office and released in March 2009.

On May 7, 2007, the State Controller’s Office released a report by the private actuarial firm, Gabriel, Roeder, Smith & Company, tasked with calculating the State’s liability for these benefits. The report was based on a variety of data and economic, demographic and health care trend assumptions described in the report. The actuarial valuation contained in the report covers the cost estimates for existing employees and retirees. The main objective of the report was to estimate the Actuarial Accrued Liability (“AAL”), which is the present value of future retiree healthcare costs attributable to employee service earned in prior fiscal years.

The report looked at three different scenarios: (i) continuation of the “pay-as-you-go” policy; (ii) a “full funding” policy under which assets would be set aside to prepay the future obligations, similar to the way in which pension obligations are funded; and (iii) a “partial funding” policy, a hybrid of the two scenarios. According to the actuarial valuation as of July 1, 2007, the current pay-as-you go funding policy results in an AAL of $47.88 billion, an annual required contribution of $3.59 billion, estimated employer contributions of $1.36 billion and an expected net other post-employment benefits (“OPEB”) obligation of $2.23 billion for the fiscal year ending June 30, 2008.

The long-term costs for other post-employment benefits may negatively affect the State’s financial reports and impact its credit rating if the State does not adequately manage such costs. On May 23, 2008, the Governor released a statement endorsing the recommendations made by the Public Employee Post-Employment Benefits Commission, a group charged with identifying and comparing the advantages and disadvantages of various approaches for unfunded post-employment benefits, and proposing a plan to address unfunded post-employment benefits. Among other steps, the Governor directed the Department of Finance and the Department of Personnel Administration (“DPA”) to research and provide options to allow the State to begin pre-funding OPEB obligations, provided such a plan does not include raising taxes or dipping into the General Fund.

The Department of Finance and DPA identified four options that present opportunities for reducing the State’s current and future actuarial liabilities including the use of lower cost health plan options, active employee contributions to an OPEB trust fund, increasing the vesting period for lifetime health benefits from a graduated schedule at 10 years to 25 years, and a variety of incentives designed to promote longer careers. Implementing the recommended options concurrently could potentially reduce the State’s AAL.

On February 24, 2009, the State Controller’s Office released the second report by Gabriel, Roeder, Smith & Company calculating the State’s liability for post-employment healthcare benefits. According to the actuarial valuation as of June 30, 2008, the “pay-as-you-go” funding produced an actuarial accrued liability of $48.22 billion, an annual required contribution of $3.72 billion, estimated employer contributions of $1.36 billion and an expected net OPEB obligation of $4.71 billion for fiscal year end June 30, 2009. The valuation depended primarily on the interest discount rate assumption used to develop the present value of future benefits and on the assets available to pay benefits. The discount rate represents the long-term expectation of the earnings on the State’s General Fund, which is invested in short-term securities in the PMIA. The State has indicated that the State Controller’s Office plans to issue an actuarial valuation report annually.

THE BUDGET PROCESS

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes, restricted the use of the State’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in State taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1998, which raised taxes on tobacco products and mandated how the additional revenues would be expended.

Recent Constitutional amendments approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits; Proposition 49, approved in 2002, which requires the expansion of funding for before and after school programs; Proposition 63, approved in 2004, which imposes a surcharge on taxable income of more than $1 million and earmarks this funding for expanded mental heath services; Proposition 1A of 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A of 2006, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation.

These approved constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the State to enact a balanced budget, and establish a special reserve and restricts certain future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004-05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve BSA be established. The BSA is funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited.

Proposition 58 also prohibits certain future borrowing to cover fiscal year end budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

Senate Constitutional Amendment No. 4 (also known as Proposition 1A of 2004), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State is able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship and two-thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The State also is not able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expands the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A of 2004 further requires the State to reimburse cities, counties, and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years. The Amended 2009 Budget Act defers payment of these claims and refinances the balance owed over the remaining payment period. The remaining estimated cost of claims for mandated costs incurred prior to the 2004-05 fiscal year is $983 million.

As of November 2009, in light of the current fiscal situation, the Amended 2009 Budget Act authorizes the State to exercise its borrowing authority under Proposition 1A of 2004. This borrowing is estimated to generate $1.935 billion that the State plans to use to offset State General Fund costs for a variety of court, health, corrections, and K-12 programs. The enabling legislation specifies the borrowed sums will be repaid, with interest, no later than June 2013.

The enabling legislation also creates a securitization mechanism for local governments to borrow against the State’s repayment obligation whereby a local government-operated joint powers authority may issue bonds with an aggregate principal amount not to exceed $2.250 billion. The State has indicated that it will fully pay these bonds no later than June 30, 2013.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program Act of 2002,” was approved by the voters on November 5, 2002, and required the State to expand funding for before and after school programs in the State’s public elementary, middle and junior high schools. The increase was first triggered in 2006-07, which increased funding for these programs to $550 million. These funds are part of the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, expenditures can only be reduced in certain low revenue years.

Mental Health Services (Proposition 63)

On November 2, 2004, the voters approved Proposition 63, the Mental Health Services Act, which imposes a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. Proposition 63 also prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003-04. Additionally, Chapter 20, Statutes of 2009 makes allowable administrative changes to Proposition 63 to streamline and make more efficient administrative processes and to clarify the role of the Mental Health Services Oversight and Accountability Commission.

Transportation Financing (Proposition 1A of 2006)

On November 7, 2006, voters approved Proposition 1A of 2006, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Provisions of the State Constitution enacted as Proposition 42 in 2002 permitted the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declared that the transfer would result in a “significant negative fiscal impact” on the General Fund and the Legislature agreed with a two-thirds vote of each house. The new measure modified the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.359 billion. The 2006 Budget Act fully funded the Proposition 42 transfer at $1.415 billion for 2006-07, and also included $1.415 billion ($1.215 billion from the General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. The 2007 Budget Act fully funded the Proposition 42 transfer at $1.439 billion and the required repayment for remaining Proposition 42 debts at $83 million for 2007-08. The 2008 Budget Act fully funds the Proposition 42 transfer for 2008-09 at $1.320 billion with another $83 million to repay a portion of past suspensions. The Amended 2009 Budget Act fully funds the Proposition 42 transfer in 2009-10 at $1.441 billion with another $83 million to repay a portion of past suspensions.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2007-08

Following a half decade of strong economic and revenue growth in the late 1990s and into 2000, during fiscal year 2001-02, as the State and national economies fell into a recession and the stock markets dropped significantly, the State experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of revenue anticipation warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

The State’s economy rebounded during the 2004-05, 2005-06 and 2006-07 fiscal years, with the result that General Fund revenues were substantially higher in each year than had been projected at the start of the year. This allowed the budgets in these years to end with substantial positive balances (although the positive balance declined from approximately $9.9 billion at the end of fiscal year 2005-06 to approximately $3.5 billion at the end of fiscal year 2006-07). The State continued to utilize a combination of expenditure cuts, cost avoidance, internal and external borrowing, fund shifts, and one-time measures such as securitization of tobacco settlement revenues and sale of Economic Recovery Bonds, to produce balanced budgets. The 2005 Budget Act relied much less on one-time measures than the budgets of the immediately preceding years, but did include receipt of $525 million from refinancing of tobacco securitization bonds.

Final estimates relating to the 2006-07 fiscal year, as released in the 2007-08 Governor’s Budget in January 2008, showed that the State experienced more favorable results than were projected at the time the 2006 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated increases in tax revenues, the Administration estimated that the fund balance at June 30, 2006 was about $3.487 billion, of which $3.0 billion was in the Special Fund for Economic Uncertainties, compared to the original 2006 Budget Act estimate of $1.6 billion in the Special Fund for Economic Uncertainties.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act included the largest reserve of any budget act in the State’s history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor’s Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action.

Under the 2007 Budget Act as originally enacted, General Fund revenues and transfers were projected to increase by 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

2008 Budget Act

The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations). This was the longest delay in adopting a budget in modern history.

The 2008 Budget Act as originally enacted resolved the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provided a modest reserve of $1.7 billion for fiscal year 2008-09, but projected a deficit of $1.0 billion in 2009-10.

Under the 2008 Budget Act as originally enacted, General Fund revenues and transfers were projected to decrease 1.0 percent, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contained General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve was projected to be $1.7 billion, a decrease of $1.4 billion or 45 percent compared to the June 30, 2008 reserve. The February 2009 Budget Package made major changes to the 2008 Budget Act.

The 2008 Budget Act as originally enacted contained the following major General Fund components:

1.

Budget Reform—The State indicated that the Governor’s highest budget priority for fiscal year 2008-09 was to enact reforms in the State’s budget system. In response, the Legislature approved an historic constitutional amendment, to be considered by the people on the next statewide ballot after November 2008. (The February 2009 Budget Package provided for a revised version of budget reform, Proposition 1A of 2009, which was included in the May 19, 2009 special election. The voters rejected this measure.)

2.

Addressing the Deficit—The 2008 Budget Act resolved the $17.3 billion budget deficit for the combined 2007-08 and 2008-09 fiscal years identified in the 2008-09 May Revision (after implementation of the $7.0 billion in actions taken during the February 2008 fiscal emergency special session of the Legislature described below) and provided a modest reserve of $1.7 billion for fiscal year 2008-09 in part via $8.0 billion in expenditure reductions which account for 46 percent of all solutions. As a result of these reductions, this budget intended to hold General Fund spending to virtually no growth in fiscal year 2008-09, $103.4 billion in 2008-09 compared to $103.3 billion in 2007-08. Additional solutions included $8.4 billion in revenue increases, $700 million in borrowing, and a reduction in the reserve of $306 million. The following were the major elements of the $8.4 billion revenue increase: Corporate Penalty for Understatement of Tax ($1.510 billion), Net Operating Loss Suspension and Carryback ($1.265 billion), Tax Credit Limitation and Usage Modification ($615 million), Limited Liability Corporations Payment Date Change ($360 million), Accelerated Estimated Payments ($1.270 billion), Remove Estimated Payment Option for High Income Taxpayers ($1.035 billion), and Accrual Change ($1.856 billion). The 2008 Budget Act also contained transfers and loans of $855 million to the General Fund from various special funds; savings of $340 million from the delay in enactment of the 2008 Budget Act and an Executive Order by the Governor reducing the use of certain part-time state employees; use of $500 million of sales taxes on gasoline to offset certain General Fund costs associated with transportation activities; and $200 million of certain other one-time budgetary actions. Of the $24.3 billion budget deficit identified in the 2008-09 May Revision, $7.0 billion (including the $3.313 billion issuance of Economic Recovery Bonds) of the deficit was addressed in February 2008 during a fiscal emergency special session.

3.

Cash Flow Management—Under the 2008 Budget Act, the Legislature approved a plan to improve cash management to smooth cash flow imbalances and to reduce the amount of external borrowing the State would need to meet its cash needs in 2008-09. To smooth out the cash flow imbalances, certain payments for the following programs were shifted during the year: Education (K-12, excluding Child Development), the University of California, Community Colleges, the Williamson Act, and Citizens’ Option for Public Safety/Juvenile Justice Crime Prevention Act. The plan was intended to reduce the amount of external borrowing by $3 billion to $4 billion in 2008-09, and was expected to result in savings of tens of millions of dollars, depending on interest rates and external borrowing issuance timing.

4.

Proposition 98—The Proposition 98 Guarantee for 2008-09 was projected to grow to $58.1 billion, which is $1.3 billion above the 2008-09 May Revision. The 2008 Budget Act appropriated $58.1 billion, of which $41.9 billion was from the General Fund and $16.1 billion was from local revenue.

5.

K-12 Education—Total expenditures from all sources for K-12 education programs in 2008-09 were projected to be $71.9 billion ($42 billion from the General Fund). This reflected an increase of $3.4 billion over the 2008-09 Governor’s Budget. Total per-pupil expenditures were projected to increase by $110 to $12,152 in 2008- 09 compared with the 2007-08 level, which includes funds provided for prior year settle-up obligations.

6.

Higher Education—The 2008 Budget Act reflected a total funding level of $20.7 billion, including $14.2 billion from General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflected an increase of $751.3 million (including $386 million from General Fund and Proposition 98 sources) above the revised 2007-08 level.

7.

Health and Human Services—The 2008 Budget Act included $31 billion from the General Fund for Health and Human Services programs, which was an increase of $1.6 billion from the revised 2007- 08 estimate. Total funding from all state funds for Health and Human Services programs was $39.4 billion. The major General Fund workload adjustments included the following: (a) an increase of $556.7 million in the CalWORKs program, primarily due to depletion of federal funding that has historically been carried over from year to year; (b) an increase of $187.7 million for health programs and an increase of $52.5 million for human services programs attributable to enrollment, caseload, and population driven changes; (c) an increase of $169.8 million for required managed care rate adjustments; and (d) an increase of $22.4 million for statutorily required COLAs for Skilled Nursing Facilities. The 2008 Budget Act reflected expenditure reductions due to policy adjustments, including (a) $985.8 million from reducing provider payment rates in the Medi-Cal program; (b) $313.3 million for fully suspending the June 2008 and June 2009 state COLAs from the Supplemental SSI/SSP program; (c) $171.9 million from fully suspending the July 2008 COLA for the CalWORKs program; and (d) $22.5 million from placing limitations on the rates managed care plans pay to non-contract hospitals for emergency care services in the Medi-Cal program.

8.

Transportation Funding—The 2008 Budget Act included $1.42 billion to fully fund Proposition 42 in 2008-09. Proposition 1A of 2006 was passed in November 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A of 2006, the 2008 Budget Act repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continued to be delayed, the Governor’s Budget proposed to use the $100 million in tribal gaming compact revenues that would be received in 2008-09 until the bonds were sold, to repay past loans made from the State Highway Account and the Traffic Congestion Relief Fund. Proposition 1B was also passed in November 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008 Budget Act appropriated $4.7 billion in Proposition 1B funding. The 2008 Budget Act also appropriated $1.5 billion in General Fund relief from sales tax revenues, including revenues from the “spillover” (the amount that gasoline sales tax revenues at the 4.75 percent rate exceed the amount generated from sales tax on all other goods at the 0.25 percent rate). Of this amount, $593 million was to be redirected from local transit grants through the State Transit Assistance program to reimburse the General Fund for its Home-to- School Transportation and State special schools costs out of the Public Transportation Account. Additionally, the remaining $939 million was to be redirected from both local transit grants and State capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

9.

Budget Stabilization Account—Under normal circumstances, the State would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the $24.3 billion budget deficit, the 2008 Budget Act suspended this transfer to the BSA for the 2008-09 fiscal year.

10.

Modernization and Securitization of the California Lottery—The 2008 Budget Act included legislation (which was further modified in the February 2009 Budget Package) to modernize and permit securitization of revenues from the State Lottery, but this proposal was rejected by the voters on May 19, 2009.

Fiscal Year 2008-09 Revised Estimates in the Amended 2009 Budget Act

Since the enactment of the 2008 Budget Act, economic conditions in the State worsened considerably from projections. The 2009-10 Governor’s Budget projected that the State would end fiscal year 2008-09 with no reserve, compared to the original estimate of $1.7 billion at the time of the 2008 Budget Act. Subsequent projections prepared in connection with the Initial 2009 Budget Act estimated a total reserve deficit on June 30, 2009 of $3.4 billion, down $5.1 billion from the 2008 Budget Act estimate.

Given the dramatic decline in General Fund revenues and the emergence of a $41.6 billion combined current and budget year General Fund gap, the Governor called three special sessions of the Legislature on November 6, December 1, and December 19, 2008 to take actions on various budget items in order to reduce expenditures in 2008-09 and address the State’s cash shortage. The Legislature passed on February 19, 2009 and the Governor signed on February 20, 2009 the Initial 2009 Budget Act that addressed the combined deficit of $41.6 billion in fiscal years 2008-09 and 2009-10.

As the recession deepened throughout the spring, revenues continued to erode and the budget had again fallen out of balance. On July 1, 2009, the Governor declared a fiscal emergency and called a special session of the Legislature to solve the new $24.3 billion deficit. The Legislature passed on July 24, 2009 and the Governor signed on July 28, 2009 the Amended 2009 Budget Act.

The prior year’s resources available balance in the Amended 2009 Budget Act reflects a net increase of $72 million for fiscal year 2008-09 since the 2008 Budget Act. This balance is primarily made up of the following components:

•	$807.3 million net increase in revenues in 2007-08 and 2008-09;

•	$397.6 million increase in Proposition 98 expenditures in 2007-08;

•	$1.580 billion increase in prior year Proposition 98 settle-up payments;

•	$1.209 billion decrease in non-Proposition 98 expenditures; and

•	$33.4 million increase to beginning balance for 2006-07 and prior adjustments.

As of the adoption of the Amended 2009 Budget Act, General Fund revenues and transfers for fiscal year 2008-09 were projected at a revised $84.1 billion, a decrease of $17.9 billion compared with 2008 Budget Act estimates. This change is primarily made up of the following components:

•	$10.4 billion decrease in personal income tax;

•	$3.3 billion decrease in corporation tax;

•	$2.5 billion decrease in sales and use tax;

•	$1.9 billion decrease in miscellaneous revenues; and

•	$231.8 million increase in transfers and loans.

Under the Amended 2009 Budget Act, General Fund expenditures for fiscal year 2008-09 were projected at $91.5 billion, a decrease of $11.9 billion compared with 2008 Budget Act estimates. This primarily includes a decrease of $10.4 billion in expenditure reductions offset by, among other things, $2.8 billion of federal stimulus funds and $1.5 billion in increased taxes.

Cash Management in Fiscal Year 2008-09

The 2008-09 Governor’s Budget identified a prospective cash flow shortfall in light of deteriorating economic conditions. The State shored up cash resources by issuing the remainder of the authorized Economic Recovery Bonds in February 2008, which generated about $3.3 billion of new cash for the General Fund. The State also permanently transferred $1.5 billion to the General Fund from the BSA. As part of the legislation adopted in the February 2008 fiscal emergency special session, bills were passed to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual revenue anticipation note issue could be sold.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of revenue anticipation notes to allow an adequate cash management cushion during fiscal year 2008-09. The State issued $5 billion of RANs in late October 2008. The State did not access the public market for a planned second sale following the release of reduced projections of revenues, which resulted in the Governor calling a special session of the Legislature in November 2008. Without the additional money from a second revenue anticipation note sale, and without legislative action to resolve the budget shortfalls, the State Controller announced that, starting in February 2009, the State would begin taking unusual steps to manage and conserve cash so that the highest priority payments, such as payments to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met in February and March 2009. As a result, the State Controller deferred making payments, such as for tax refunds, certain vendor payments and payments to counties for certain social services during the month of February 2009, totaling almost $4.2 billion (of which $2.9 billion were tax refunds).

The February 2009 Budget Package included several bills to improve the State’s cash management resources, including authorization of additional internal borrowings from special funds and the deferral of certain payments to schools and local governments. In addition, the State received early payment from the federal economic stimulus bill and issued $500 million of new revenue anticipation notes. All these actions allowed the State to repay all deferred payments in March 2009 and pay all its other obligations through June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes.

AMENDED 2009 BUDGET ACT

The State’s budget for fiscal year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in stock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Because of strong disagreement in the Legislature as to the amount of corrective actions which would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full budget act for fiscal year 2009-10.

Initial 2009 Budget Act

The Initial 2009 Budget Act was adopted by the Legislature on February 19, 2009, along with a number of implementing measures, and signed by the Governor on February 20, 2009. In February 2009, the State enacted $36 billion in solutions to what was then estimated to be a $42 billion General Fund budget gap for the combined 2008-09 and 2009-10 fiscal years. It also provided for five budget-related measures that would have provided an estimated $6 billion in additional budget solutions, to be placed before the voters on May 19, 2009. These measures were all rejected by the voters.

Under the Initial 2009 Budget Act, based on then-current assumptions about the State’s financial circumstances, and assuming receipt of approximately $8.0 billion of federal stimulus funds to offset General Fund costs ($4.9 billion of which is assumed to be received in fiscal year 2009-10) and voter approval of various ballot measures, General Fund revenues and transfers were projected to increase by 9.3 percent, from $89.4 billion in fiscal year 2008-09 to $97.7 billion in fiscal year 2009-10. The Initial 2009 Budget Act contained General Fund appropriations of $92.2 billion, compared to $94.1 billion in 2008-09, a 2.0 percent decrease. The June 30, 2010 total reserve was projected to be $2.1 billion, an increase of $5.5 billion compared to the estimated June 30, 2009 reserve deficit of negative $3.4 billion. The Amended 2009 Budget Act reflects vetoes by the Governor of $1.305 billion in appropriations from the General Fund, special funds, and bond funds (including $957.2 million in General Fund appropriations).

After adoption of the Initial 2009 Budget Act, the State continued to experience continuing significant declines in revenues and other financial pressures. On May 14, 2009, the Governor released the 2009-10 May Revision. Together with subsequent revisions, the 2009-10 May Revision identified a further budget shortfall through the 2009-10 fiscal year of approximately $24 billion.

Amended 2009 Budget Act

On July 24, 2009, the Legislature approved the amendments to the Initial 2009 Budget Act and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act includes another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the 2009-10 May Revision.

Under the Amended 2009 Budget Act, General Fund revenues and transfers are projected to increase by 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. The Amended 2009 Budget Act contains General Fund appropriations of $84.6 billion in 2009-10, compared to $91.5 billion in 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve is projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion.

The Amended 2009 Budget Act contains the following major General Fund components:

1.

Addressing the Deficit—The $60 billion in budget solutions adopted for the combined fiscal years 2008-09 and 2009-10 ($36 billion in solutions were adopted in February 2009 and $24 billion in July 2009) are wide-ranging and touch all three of the State’s major revenue sources (personal income taxes, corporation taxes and sales and use taxes). Spending cuts are implemented in virtually every State program that receives General Fund support. The budget solutions include spending reductions of $31.0 billion (52 percent of total solutions). The spending reductions consist primarily of reductions in education spending under Proposition 98 ($14.9 billion reduction), higher education ($3.3 billion reduction), employee compensation ($2.0 billion reduction), and reductions in other spending due to the use of redevelopment agency revenues and fund balances to pay costs that would otherwise be payable from the General Fund ($1.7 billion reduction). The budget solutions also include an estimated receipt of $8.0 billion (13 percent of total solutions) of federal stimulus funds which are slated to be used to offset General

Fund expenditures. Additional solutions include $12.5 billion of tax increases (21 percent of total solutions), and $8.4 billion of other solutions (14 percent of total solutions). Significant elements of the other budget solutions include:

•

Proposition 1A of 2004 Borrowing from Local Governments—The Amended 2009 Budget Act authorizes the State to exercise its borrowing authority under Proposition 1A of 2004 to borrow from local agencies up to 8 percent of their 2008-09 property tax revenues. This borrowing is estimated to generate $1.935 billion that will be used to offset State General Fund costs for a variety of court, health, corrections and K-12 programs. The enabling legislation specifies that the borrowed sums will be repaid by the State, with interest, no later than the end of June 2013.

•

Redevelopment Agency Borrowing—The Amended 2009 Budget Act also contains a shift of $1.7 billion in local redevelopment agency funds to the State from current revenues and reserves in 2009-10 and $350 million in 2010-11. Under the Amended 2009 Budget Act, these revenues are ultimately shifted to schools that serve the redevelopment areas. An association of redevelopment agencies, and a group of counties, have filed separate suits to block this transfer, which, if successful, could adversely affect the State’s financial condition. (The Legislature did not pass clean-up legislation during the regular session ended on September 11, 2009 to authorize redevelopment agencies to borrow from low and moderate income housing accounts, which may cause some agencies to be unable to make their full payment to the Supplemental Education Revenue Augmentation Fund in 2009-10; thus, some portion of the $1.7 billion budget solution may not be achieved in 2009-10. The State has indicated that it is likely that these funds could be paid in later years as agencies receive new revenues with which to make the payments.)

•

Payroll Shift—One-time savings of $1.618 billion ($937.6 million General Fund) from shifting the June payments for employee payroll and active and retiree health to July each year beginning with the pay period ending June 30, 2010. This payment shift excludes the University of California, California State University, Community Colleges, the Legislature, the California Exposition and State Fair, and local trial courts.

•	State Compensation Insurance Fund Sale—One-time revenues of $1 billion from the sale of certain assets of the State Compensation Insurance Fund (“SCIF”).

2.

Federal Stimulus—The Amended 2009 Budget Act assumed the receipt of at least $8 billion from the American Recovery and Reinvestment Act of 2009 to offset General Fund expenditures in fiscal years 2008-09 and 2009-10. Final estimates put this amount at about $8.1 billion. As of the end of August 2009, approximately $5 billion has been received by the State.

3.

Cash Flow Management—The deterioration of revenues resulted in a cash shortage in 2008-09 and 2009-10. In order to manage cash flow and provide for timely payments of the State’s obligations, the Amended 2009 Budget Act includes a number of cash solutions to better balance timing of receipts and disbursements.

4.	Proposition 98—The Proposition 98 Guarantee for 2009-10 is projected to be $50.4 billion, of which $35.0 billion is the General Fund portion.

5.

K-12 Education—The Amended 2009 Budget Act includes $66.7 billion for K-12 education programs for 2009-10, of which $35.0 billion is funded from the General Fund. This reflects a decrease of $1.8 billion or 2.6 percent below the revised 2008-09 budget. Total per-pupil expenditures are projected to decrease by $262 to $11,259 in 2009-10.

6.

Higher Education—The Amended 2009 Budget Act reflects a total funding of $20.9 billion, including $12.5 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research). This reflects an increase of $1.416 billion (including $248.6 million General Fund and Proposition 98 sources) above the revised 2008-09 estimate.

7.

Health and Human Services—The Amended 2009 Budget Act includes $24.8 billion in non-Proposition 98 General Fund expenditures for Health and Human Service Programs for 2009-10, which is a decrease of $3.9 billion or 13.5 percent from the revised 2008-09 estimate. Due to the State’s severe fiscal shortfall, the Initial 2009 Budget Act included $2.4 billion in proposed General Fund expenditure reductions in Health and Human Services programs in 2009-10, and the Amendments to the 2009 Budget Act include an additional $3.4 billion in 2009-10 General Fund expenditure reductions in these programs. Unlike the budget enacted by the Legislature in February 2009, the Amended 2009 Budget Act reflects significant General Fund relief for Health and Human Services programs resulting from the American Recovery and Reinvestment Act of 2009.

8.

Transportation Funding—The Amended 2009 Budget Act includes $1.441 billion of General Fund expenditures to fully fund local transportation programs under Proposition 42 in 2009-10. Proposition 1B, passed in November 2006, provides $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in a budget act. The Amended 2009 Budget Act appropriates $4.2 billion of funds from the Proposition 1B bond authorization. Additionally, the Amended 2009 Budget Act directs $953 million of funds from sales tax on fuels to offset costs of programs otherwise likely to be funded from the General Fund, such as debt service on transit bonds and other transportation programs. Of this amount, approximately $816 million is for uses substantially similar to those that are the subject of litigation related to the 2008 Budget Act. On September 30, 2009 the State Supreme Court denied review of an adverse Court of Appeal decision in this case.

9.

Budget Stabilization Account—Under normal circumstances, the State would set aside a specified portion of estimated annual General Fund revenues for fiscal year 2009-10 in the BSA for reserves that may be used to offset future shortfalls in the General Fund. Given the magnitude and urgency of the State’s ongoing financial stress, the Amended 2009 Budget Act continues to suspend the transfer to the BSA for the 2009-10 fiscal year.

10.

Prison Funding—The Amended 2009 Budget Act includes $7.9 billion in General Fund expenditures for the California Department of Corrections and Rehabilitation. In arriving at this figure, a total of $1.2 billion of savings for CDCR operations was assumed. Approximately $600 million of these savings require further legislative approval to implement and is slated to be achieved through, among other things, prison and parole reforms. (Legislative action on September 11, 2009 results in fewer reforms than assumed in the Amended 2009 Budget Act, and is therefore expected to generate less savings. The savings loss is estimated at $233.4 million.)

Cash Management in Fiscal Year 2009-10

The State entered fiscal year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of revenue anticipation notes issued in fiscal year 2008-09. In addition, significant payments to public schools had been deferred from the end of fiscal year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additional budget solutions for 2009-10 had not been adopted.

Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

With the adoption of the Amended 2009 Budget Act, the State was able to undertake its normal external borrowing program for fiscal year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim Revenue Anticipation Notes (the “Interim Notes”) on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants. All outstanding registered warrants became subject to redemption on September 4, 2009 and ceased to accrue interest on September 3, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

As of November 2009, the issuance of the $8.8 billion of 2009-10 revenue anticipation notes, together with projected internal borrowings, is expected to provide sufficient cash in the General Fund to meet the State’s cash management plan for fiscal year 2009-10. The cash flow projections of the Department of Finance indicate that the State will have approximately $10.4 billion of available internal borrowings from special funds as of June 30, 2010, after repayment of all 2009-10 revenue anticipation notes. However, these cash flow projections are subject to a variety of assumptions and risks.

As of November 2009, the State’s fiscal officers were continuing to closely monitor developments which may impact the State’s cash management requirements, including monthly cash receipts and further analysis of all legislation enacted through September 11, 2009, in the then current regular session of the Legislature (and including legislation adopted in a special session of the Legislature which remains open). If these officers determine that additional external borrowing would be advisable, the State could seek to issue additional revenue anticipation notes to supplement its cash management program for fiscal year 2009-10. In this regard, the State Controller sent a letter on September 14, 2009 to Legislative leaders, the Governor and the State Treasurer indicating that he would monitor any actions taken in coming weeks by the

Legislature to address potential shortfalls in cash management actions taken up through September 11, 2009. If the State Controller feels that further external borrowing is needed, he indicated he would issue a new demand to the State Treasurer by November 16, 2009 for the issuance of additional revenue anticipation notes. There can be no assurance that any additional revenue anticipation notes can be issued in the future.

Budget Risks

The Amended 2009 Budget Act and the State’s cash management plan are based on a variety of assumptions. In the event actual circumstances or conditions differ from those assumptions, the State’s financial condition could be materially adversely impacted. The Amended 2009 Budget Act provides for a reserve of $500 million. The potential financial implications of one or more of the following risks exceed such reserve.

There can be no assurance that the financial condition of the State will not be further materially and adversely affected by actual conditions or circumstances, including but not limited to those described below.

Budget risks include, but are not limited to, the following:

•

The underlying economic forecast and revenue projections on which the Amended 2009 Budget Act was based were prepared in April 2009 for the 2009-10 May Revision. (Since the release of the 2009-10 May Revision, certain economic indicators have shown a lower level of activity than forecast.) The Amended 2009 Budget Act assumed decreased revenues of $3.0 billion for fiscal year 2009-10 (as compared to the 2009-10 May Revision). However, there can be no assurances that revenues will not be significantly less than projected in the Amended 2009 Budget Act.

•

Potential revenue loss resulting from employee furloughs in the Franchise Tax Board and the Board of Equalization was not included in the revenue assumptions contained in the Amended 2009 Budget Act. The Amended 2009 Budget Act assumes these entities could manage the furlough to prevent revenue loss. However, as of November 2009, recent indications show that this assumption is not realistic. As of November 2009, the State estimates that furloughs, on an accrual basis, will result in a General Fund budgetary revenue loss of $367 million in 2009-10 and $420 million in 2010-11. This estimate assumes the Board of Equalization will implement voluntary leave programs, hiring freezes, and other production-reducing savings initiatives to meet the required budgetary savings, in accordance with public statements by the elected Board members.

•	Delays in or inability of the State to implement budget solutions, or increased costs, as a result of current or future litigation, including litigation related to:

•

the use of vehicle fuel tax revenue (up to $1 billion potential General Fund impact); on September 30, 2009, the Supreme Court denied the State’s petition for review of an adverse Court of Appeals decision in this case;

•	the Governor’s furlough of state employees ($1.3 billion potential General Fund impact);

•	certain vetoes made by the Governor in connection with the Amended 2009 Budget Act ($489 million potential General Fund impact); and

•	the State’s shifting of $1.7 billion of redevelopment agency funds to pay costs otherwise payable from the General Fund.

•	Requirements that the State expend monies for prison healthcare improvements, under orders of a federal court, in amounts in excess of that set forth in the Amended 2009 Budget Act.

•

Delay in sale and/or lower sale price than the $1 billion estimated in the Amended 2009 Budget Act for the sale of SCIF’s assets. The Insurance Commissioner has filed suit to prevent this sale from occurring.

•

Inability to obtain the entire $1 billion for Medi-Cal “federal flexibility and stabilization” that is included in the Amended 2009 Budget Act. As of November 2009, the State was working with the federal government to attain $1 billion in federal flexibility that could be in the form of new money or flexibility from federal restrictions on formulas or administrative requirements in law.

•

Inability to obtain legislative approval for $600 million in solutions for CDCR that was expected to result in savings to the General Fund. These savings were intended to be achieved through, among other things, prison and parole reforms. (Legislative action on September 11, 2009 resulted in fewer reforms than assumed in the Amended 2009 Budget Act, and is therefore expected to generate less savings. The savings loss is estimated at $233.4 million.)

Future Deficits

Since many of the actions taken to balance the Amended 2009 Budget Act were either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases or the limited receipt of federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in 2010-11 and subsequent years. The Department of Finance has projected that, using expenditure obligations under existing law and various assumptions concerning revenues in future years, the State would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year) of $7.4 billion in fiscal year 2010-11, $15.5 billion in 2011-12 and $15.1 billion in 2012-13. These projections assume, for instance, that transfers to the BSA will be suspended in each of these coming years, and that the State will ultimately prevail in the pending and threatened litigation described above concerning budget actions.

The financial condition of the state is subject to a number of other risks in the future, including particularly potential significant increases in required state contributions to the Public Employees’ Retirement System, increased financial obligations related to Other Post-Employment Benefits, and increased debt service.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as of November 2009, as reported by the Office of the Attorney General.

Budget-Related Litigation

Actions Challenging Governor’s Line-Item Vetoes

Two cases challenge the $489 million in line-item vetoes the Governor made to the Amended 2009-10 Budget Act: Steinberg v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509721), and St. John’s Well Child and Family Center, et al. v. Schwarzenegger, et al. (California Court of Appeal, First Appellate District, Case No. A125750). Both actions maintain that because the Legislature only reduced existing appropriations in the budget revision bill without making any new appropriations, the Governor was not entitled to use his line-item veto power. Both cases seek writ relief directing the State Controller to enforce the existing appropriations as reduced by the Legislature and to declare the line-item vetoes void. The Court of Appeal gave permission to the Steinberg petitioners to intervene in the St. John’s action, making it likely that the legitimacy of the vetoes will be decided in the appellate court.

Action Regarding Proposition 98 School Funding

In Dart, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-488173), plaintiffs contend that due to reductions in education funding in the state budget, the State is required by Proposition 98 to create a $10 billion “maintenance factor” for fiscal year 2008-09, representing an amount that must be restored in future budgets for K-14 education funding, and asserting a declaration regarding the State’s Proposition 98 obligations in future fiscal years under certain circumstances. The State is seeking dismissal of the case based in part on recently enacted legislation creating a maintenance factor for fiscal year 2008-09. Plaintiffs have requested dismissal of the action.

Action Challenging Proposed Sale of State Compensation Insurance Fund Assets

In Poizner v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000310- CU-WM-GDS), the State Insurance Commissioner challenges the proposed sale of a portion of SCIF, a public enterprise providing workers’ compensation insurance to California employers, asserting that the proposed sale would violate the California Constitution.

Action Challenging Budget Bill

In Lord, et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509770), petitioners are a correctional officer and the employee organization designated as the exclusive bargaining representative of the officer and other correctional law employees. Petitioners allege that a State budget implementation bill enacted in July 2009, A.B.X4 12, violates the California Constitution provision which requires that a statute embrace one subject expressed in its title. The bill includes budget-related changes to statutes intended to reduce State expenses and increase State revenues, including deferral of payment of state employee compensation for the month of June 2010 from June 30 to July 1, authorization to sell a portion of SCIF’s assets and liabilities, and elimination of a rural health care subsidy paid to the petitioner and other state employees. Petitioners seek a declaration that the bill is unconstitutional. If petitioners are successful, this case could invalidate the entire bill.

Action Challenging Use of Vehicle Fuel Tax Revenue

In Shaw, et al. v. People ex rel. Chiang, et al. (Sacramento County Superior Court, Case No. 07CS01179), the plaintiffs challenge certain provisions of the 2007 Budget Act and related legislation. Plaintiffs assert that approximately $1.2 billion in sales and use taxes collected on vehicle fuel were improperly appropriated to: (1) reimburse past debt service payments and to make current debt service payments on various transportation bonds; and (2) to fund various other transportation programs. The trial court concluded: (1) the $409 million reimbursement to the General Fund from the Public Transportation Account for past debt service payments was illegal; and (2) the remaining $779 million in challenged appropriations are lawful. On appeal, the Court of Appeal held that the entire $1.2 billion at issue had been improperly appropriated (California Court of Appeal, Third Appellate District, Case No. C058479). The California Supreme Court denied the State’s petition for review (California Supreme Court, Case No. S175357). The matter has been remanded to the trial court for further proceedings consistent with the Court of Appeal’s decision.

Actions Challenging Required Contribution by Redevelopment Agencies

Petitioners in California Redevelopment Association, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000359), challenge the constitutionality of legislation that required that local redevelopment agencies remit a total of $1.7 billion in fiscal year 2009-10 and $350 million in fiscal year 2010-11 to county education funds. Petitioners are asking the trial court to enjoin implementation of the legislation.

A second case challenging the constitutionality of this legislation and seeking to enjoin its implementation has been filed by seven counties. County of Los Angeles, et al. v. Genest, et al. (Sacramento County Superior Court, Case No. 34-2009-80000362).

Actions Regarding Furlough of State Employees

In several cases, petitioners challenge the Governor’s executive orders directing the furlough without pay of state employees. The first order, issued on December 19, 2008, directed furloughs for two days per month, effective February 1, 2009 through June 30, 2010. The second, issued on July 1, 2009, required a third furlough day per month, effective through June 30, 2010.

In four cases, the trial court upheld the Governor’s authority to order furloughs. Professional Engineers in California Government (“PECG”), et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2008-80000126-CU-WM-GDS); California Attorneys, Administrative Law Judges and Hearing Officers in State Employment (“CASE”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000134-CU-WM-GDS); Service Employees International Union, Local 1000 (“SEIU”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000135-CU-WM-GDS); and California Correctional Peace Officers’ Association (“CCPOA”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000137-CU-WM-GDS). Three of the petitioners, PECG, CASE, and SEIU, have appealed. (California Court of Appeal, Third Appellate District, Case Nos. C061011, C061009, and C061020, respectively).

Two pending cases involve the application of the furlough order to employees of SCIF. In CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509205), the trial court ruled that the furlough order did not apply to attorneys employed by SCIF. The State appealed (California Court of Appeal, First Appellate District, Case No. A125292). In SEIU v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509580), plaintiff challenged the order as applied to other SCIF employees based on SCIF’s governing statutes which prohibit the State from “adjusting” its staffing levels. The trial court ruled that the furlough order did not apply to the SCIF employees. The State is appealing this decision.

The remaining cases are pending in the trial court.

In California Association of Psychiatric Technicians (“CAPT”) v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000148-CU-WM-GDS); CDF Firefighters v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-00032732-CU-WM-GDS), and International Union of Operating Engineers v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CGC-09-492675), petitioners challenge the furlough order as applied to their respective members. In CCPOA v. Schwarzenegger, et al. (Alameda County Superior

Court, Case No. RG-09-441544), petitioner alleges that the furloughs are a de facto salary cut in violation of Government Code 19826 because their members (correctional officers) cannot take their furlough days off due to operational needs. CASE v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09- 509629) challenges the July 1, 2009 executive order implementing the third furlough day.

In California Professional Public Employees Association, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009-80000308), petitioners allege the State is violating Labor Code Section 212 by permitting some employees to “accrue furlough days.”

Walker, et al. v. Schwarzenegger, et al. (Sacramento County Superior Court, Case No. 34-2009- 80000150-CU-WM-GDS) alleges that the furlough order is invalid because it does not comply with State law requirements for promulgating regulations.

In CASE v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-453982); Union of American Physicians and Dentists (“UAPD”) v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456684); SEIU v. Schwarzenegger, et al. (Alameda County Superior Court, Case No. RG-09-456750); California Association of Professional Scientists (“CAPS”), et al. v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509695); and International Union of Operating Engineers v. Schwarzenegger, et al. (Los Angeles County Superior Court, Case No. BC423409), the employee organizations allege that the Governor illegally furloughed employees who are paid from special funds because the deficit stems from General Fund deficiencies and therefore furloughing employees who are paid with special funds will not result in any benefit or cost savings.

In Board of Administration of the California Public Employees’ Retirement System v. Schwarzenegger (San Francisco County Superior Court, Case No. CPF-09-509754), plaintiff alleges that the furloughs unlawfully interfere with its ability to carry out its constitutional obligation to its participants and beneficiaries.

In California Medical Association v. Schwarzenegger, et al. (San Francisco County Superior Court, Case No. CPF-09-509896), the plaintiff challenges the Governor’s furlough orders, and asserts that the furloughs interfere with the California Medical Board’s timely performance of its regulatory functions.

In a separate action, Schwarzenegger, et al. v. Chiang, et al. (Sacramento County Superior Court, Case No. 34-2009-80000158-CU-WM-GDS), the Governor is seeking an order to compel the State Controller to implement the reduction in wages as a result of the reduced work time (furlough) with respect to employees of other statewide elected executive branch officers, including the Lieutenant Governor, State Controller, Secretary of State, State Treasurer, Superintendent of Public Instruction, Insurance Commissioner, and Attorney General. The trial court ruled in favor of the Governor, and the State Controller, Lieutenant Governor, Secretary of State, Attorney General, State Treasurer, Superintendent of Public Instruction and State Board of Equalization have appealed (California Court of Appeal, Third Appellate District, Case No. C061648).

Action Challenging Issuance of Registered Warrants

In Baird v. Chiang, et al. (U.S. District Court, Northern District, Case No. CV 09 3482 CW), filed as a class action on behalf of persons or entities issued registered warrants as payment upon state contracts, plaintiff asserts that the issuance of registered warrants violates the U.S. Constitution and state law. Plaintiff seeks an injunction against further issuance of registered warrants and immediate payment of outstanding warrants.

Tax Cases

A pending case challenges the fee imposed by the State tax code upon LLCs registered in California, alleging that it discriminates against interstate commerce and violates the U.S. Constitution, is an improper exercise of the State’s police powers, and has been misapplied by the Franchise Tax Board. Bakersfield Mall LLC v. Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-462728). Bakersfield Mall was filed as a purported class action on behalf of all LLCs operating solely in California. Plaintiff has filed an amended complaint to allege that not all of its income is derived solely from sources in California, which would call into question the class plaintiff purports to represent. If Bakersfield Mall proceeds as a class action, the claimed refunds could be significant.

Plaintiff in River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783) challenges the constitutionality of the penalty assessed under the State’s tax amnesty program. Under the amnesty program, for taxable years beginning before January 1, 2003, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the tax years for which amnesty was allowed. The program also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005, on any unpaid tax liabilities ultimately determined to be due for tax years 2002 and earlier for which amnesty could have been requested. The trial court granted summary judgment for the State. Plaintiff appealed (California Court of Appeal, First Appellate District, Case No. A123316). The potential fiscal impact of the case is dependent on further court rulings, but is estimated to be in excess of $300 million.

Nortel Networks Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 341568) and Lucent Technologies, Inc. v. State Board of Equalization (Los Angeles County Superior Court, Case No. BC 402036), tax refund cases, involve the interpretation of certain statutory sales and use tax exemptions for “custom-written” computer software and licenses to use computer software. In Nortel, the trial court ruled in favor of plaintiff and the State Board of Equalization appealed (California Court of Appeal, Second Appellate District, Case No. B213415). The ruling, if applied to other similarly situated taxpayers, could have a significant negative impact, in the range of approximately $500 million annually, on tax revenues.

In two cases, Abbott Laboratories v. Franchise Tax Board (Los Angeles County Superior Court, Case No. BC 369808) and River Garden Retirement Home v. California Franchise Tax Board (San Francisco County Superior Court, Case No. CGC-07-467783), plaintiffs are challenging the denial of a deduction for dividends under Revenue and Taxation Code Section 24402. After Section 24402 was held to be unconstitutional because it allowed a dividend deduction only to the extent the dividends were paid from income previously taxed by California, the Franchise Tax Board allowed a deduction for all dividends for years in which the normal 4-year statute of limitations prevented additional assessments and denied the deduction for all dividends in years in which the 4-year statute was still open. In Abbott Laboratories, plaintiff asserts that the proper remedy is to allow a deduction for all dividends based upon a judicial reformation of the statute on constitutional grounds. The trial court dismissed the complaint, and the dismissal was upheld on appeal (California Court of Appeal, Second Appellate District, Case No. B204210). The California Supreme Court denied plaintiffs’ petition for review (California Supreme Court, Case No. S175798). In River Garden, the trial court sustained the demurrer of the Franchise Tax Board on this same issue and the plaintiff appealed; plaintiff also challenges the tax amnesty penalty, as described above. An adverse ruling in these matters, applied in the context of other statutes, could have a significant revenue impact.

In Computer Service Tax Cases (Dell, Inc. v. State Board of Equalization), the Court of Appeal ruled that the State Board of Equalization improperly collected sales and use tax on optional service contracts that Dell sold with computers (Judicial Council Coordination Proceeding No. 4442, San Francisco County Superior Court, Case No. CGC-03-419192 and California Court of Appeal, First Appellate District, Case No. A118657). The decision is expected to lead to a judgment requiring the Board to refund the tax with interest. The amount of the refund has not been determined but, with interest, may exceed $250 million.

Petitioners in California Taxpayers Association v. Franchise Tax Board (Sacramento County Superior Court, Case No. 34-2009-800000168-CU-WM-GDS) challenge Revenue and Taxation Code Section 19138, which imposes a penalty for large understatement of corporate tax, alleging it violates the State and federal constitutions, and was not properly enacted. The trial court ruled in favor of the Franchise Tax Board. Petitioner has appealed (California Court of Appeal, Third Appellate District, Case No. C062791). An adverse ruling enjoining collection of the tax could have a significant impact on tax revenue.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. The Atlantic Richfield Company (“ARCO”) is a party as the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement between the State and ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but, as of November 2009, the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has sued the State, the State Water Resources Control Board, and the Lahontan Regional Water Quality Control Board, seeking to recover past and future costs, based on the settlement agreement, the State’s ownership of the property, and the State’s allegedly negligent past clean up efforts. Atlantic Richfield Co. v. State of California (Los Angeles County Superior Court, Case No. BC 380474). It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Pacific Lumber Company, et al. v. State of California, et al. (Sacramento County Superior Court, Case No. 34-2009-00042016), plaintiffs are seeking injunctive relief and damages against the State for an alleged breach of the Headwaters Agreement. The Headwaters Agreement was reached in 1996, and involved the sale of certain timberlands by plaintiffs to federal and State agencies. Plaintiffs allege that the State’s environmental regulation of plaintiffs’ remaining timberlands since the Headwaters Agreement constitutes a breach of the Agreement. The State denies plaintiffs’ allegations. The current plaintiffs are successors in interest to the original plaintiffs, who are debtors in a bankruptcy proceeding. In that proceeding, the debtors have claimed that the value of the litigation ranges from $626 million to $639 million in the event liability is established. As of November 2009, it is unknown what the fiscal impact of this matter might be upon the General Fund.

In City of Colton v. American Professional Events, Inc. et al. (Los Angeles County Superior Court, Case No. BC 376008), two defendants in an action involving liability for contaminated groundwater have filed cross complaints seeking indemnification from the State and the Regional Water Quality Control Board in an amount of up to $300 million.

Escheated Property Claims

In three cases, plaintiffs claim that the State has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Suever v. Connell (U.S. District Court, Northern District, Case No. C03-00156 RS); and Taylor v. Chiang (U.S. District Court, Eastern District, Case No. S-01-2407 WBS GGH). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). It is not styled as a class action suit, but in addition to seeking damages, the case seeks a common fund recovery and injunctive relief. After the trial court’s initial interim order that the State pay interest on certain claims made before the amendment to CCP 1540 was reversed on appeal (California Court of Appeal, Third Appellate District, Case No. C052813), the matter is again pending in the trial court.

Both Suever and Taylor are styled as class actions but as of November 2009, no class has been certified. Like the plaintiffs in Trust Realty Partners, the Suever and Taylor plaintiffs argue that the State’s failure to pay interest on claims paid violated their constitutional rights. In Suever, the district court concluded that the State is obligated to pay interest to persons who reclaim property that has escheated to the State, but its ruling did not specify the rate at which interest must be paid. The district court certified this issue for appeal. Plaintiffs in Suever and Taylor also assert that for the escheated property that has been disposed of by the State, plaintiffs are entitled to recover, in addition to the proceeds of such sale, any difference between the sale price and the property’s highest market value during the time the State held it; the State asserts that such claims for damages are barred by the Eleventh Amendment. The district court granted the State’s motion for summary judgment on this claim in Suever, and plaintiffs appealed. The Ninth Circuit ruled against plaintiffs on the two consolidated Suever appeals, holding that the State is not required to pay interest and that the Eleventh Amendment bars plaintiffs from suing in federal court for anything other than the return of their property or the proceeds of its sale. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-015884). The Ninth Circuit denied plaintiffs’ request for rehearing.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), plaintiffs seek damages, asserting that the use by CDCR of a body-imaging machine to search visitors entering state prisons for contraband violated the rights of the visitors. This matter was certified as a class action. The trial court granted judgment in favor of the State. Plaintiffs’ appeal has been dismissed (California Court of Appeal, Second Appellate District, Case No. B190431) and the trial court denied plaintiffs’ motion for attorneys’ fees. Plaintiffs may seek further review of the trial court’s rulings. If plaintiffs were successful in obtaining an award of damages for every use of the body-imaging machine, damages could be as high as $3 billion.

Plaintiff in Gilbert P. Hyatt v. Franchise Tax Board (State of Nevada, Clark County District Court, Case No. A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff alleges a number of separate torts involving privacy rights and interference with his business relationships arising from the audit. The trial court ruled that plaintiff had not established a causal relation between the audit and the loss of his licensing business with Japanese companies; the Nevada Supreme Court denied review of this ruling. The economic damages claim exceeded $500 million. On the remaining claims, the jury awarded damages of approximately $387 million, including punitive damages, and over $1 million in attorneys’ fees. The total judgment with interest is approximately $490 million. The State appealed and the Nevada Supreme Court has granted a stay of execution on the judgment pending appeal. The State has indicated that it will vigorously pursue its appeal.

Actions Regarding Medi-Cal Reimbursements and Fees

In Orinda Convalescent Hospital Inc., et al. v. Department of Health Services et al. (Sacramento County Superior Court, Case No. 06CS01592), plaintiffs challenge a quality assurance fee charged to skilled nursing facilities and a Medi-Cal reimbursement methodology applicable to such facilities that was enacted in 2004, alleging violations of the federal and State constitutions and State law. Plaintiffs seek a refund of fees paid and to enjoin future collection of the fee. If an injunction against collection of the fee is issued, it could negatively affect the State’s receipt of federal funds. As of November 2009, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

Two pending cases challenge state legislation requiring reductions in Medi-Cal reimbursements to providers. In Independent Living Center of Southern California, et al. v. Shewry, et al. (U.S. District Court, Central District, Case No. CV 08-3315 CAS (MANx)), health care advocates, Medi-Cal providers and Medi-Cal recipients challenge various 10 percent rate reductions, the 10 percent “actuarial equivalent” managed care rate reductions, the hold on payments to providers for one month prior to January 2009, and delays in the annual cost of living adjustments in the state-funded SSI/SSP. Plaintiffs seek injunctive relief to prevent implementation of these measures. The district court granted in part a preliminary injunction, requiring the State, as of August 18, 2008, to pay the rates in effect prior to the 10 percent reduction. The district court thereafter issued a second preliminary injunction, restoring the rates in effect prior to the reduction, as of November 2008, for two additional categories of services. The State and plaintiffs appealed and the Ninth Circuit affirmed the preliminary injunctions. (U.S. Court of Appeals, Ninth Circuit, Case No. 08-56422.) The Ninth Circuit also found that the district court erred in making the injunction effective as of August 18, 2008, and that the injunction should apply to services rendered on or after July 1, 2008. The State has filed petitions for rehearing. The Ninth Circuit has denied one petition, and the second is still pending. A final decision adverse to the State in this matter could result in additional costs to the General Fund of $56 million.

In California Medical Association, et al. v. Shewry, et al. (Los Angeles County Superior Court, Case No. BC 390126), professional associations representing Medi-Cal providers seek to enjoin implementation of the 10 percent Medi-Cal rate reductions planned to go into effect on July 1, 2008, alleging that the legislation violates federal Medicaid requirements, state laws and regulations, and the California Constitution. The trial court denied plaintiffs’ motion for a preliminary injunction. Plaintiffs filed an appeal, which was dismissed at their request. (California Court of Appeal, Second Appellate District, Case No. B210440.) Plaintiffs have indicated that they will file an amended petition seeking the retrospective relief the Ninth Circuit awarded in the Independent Living case, above, after final disposition of that case. A final decision adverse to the State in this matter could result in costs to the General Fund of $508.2 million.

In Centinela Freeman Emergency Medical Associates, et al. v. David Maxwell-Jolly, et al. (Los Angeles County Superior Court, Case No. BC 406372), filed as a class action on behalf of emergency room physicians and emergency department groups, plaintiffs claim that Medi-Cal rates for emergency room physicians are below the cost of providing care. Plaintiffs seek damages, injunctive relief, and a writ of mandate based on alleged violations of state law and the federal and state Constitutions. As of November 2009, it is unknown what fiscal impact this case would have on the State’s General Fund.

Action to Increase Amount of State Aid for Dependent Children

In a statewide class action, Katie A., et al. v. Bonta, et al. (U.S. District Court, Central District, Case No. CV 02-05662 AHM (SHx)), plaintiffs seek to expand Medicaid-covered services for mentally disordered children in foster care. The district court issued a preliminary injunction ordering the State defendants to provide additional services to class members. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to a consensus on whether the court should appoint a special master. On appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-55559), the Ninth Circuit reversed the decision of the district court and remanded the matter for further proceedings. Plaintiffs filed another motion for preliminary injunction in the district court. The district court vacated the motion without prejudice and appointed a special master to assist the parties in resolving differences. As of November 2009, it is unknown what financial impact this litigation would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In litigation filed in November 2007, California School Boards Association, et al. v. State of California, et al. (San Diego County Superior Court, Case No. 37-2007-00082249-CU-WM-CTL), plaintiffs, including the San Diego County Office of Education and four school districts, allege the State has failed to appropriate approximately $900 million for new State-required programs or services in violation of the California Constitution. Plaintiffs sought declaratory and injunctive relief, including an order compelling reimbursement. The trial court ruled that the legislature had improperly failed to fund State education mandates, but refused to grant writ relief for the $900 million sought by the plaintiffs. The State has appealed the ruling regarding the failure to fund mandates, and plaintiffs filed a cross-appeal of the denial of an order to pay $900 million allegedly owed (Court of Appeal, Fourth Appellate District, Case No. D055659). The trial court judgment has been stayed pending resolution of the appeal. As of November 2009, it is unknown what fiscal impact this matter would have upon the State’s General Fund.

In Department of Finance v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01432), the Department of Finance is seeking to overturn a determination of the Commission on State Mandates that a state law requiring the development of a behavioral intervention plan for certain children receiving special education services exceeds the federal requirements for individualized education plans and therefore is an unfunded state mandate. The parties have reached a settlement agreement, subject to legislative approval, under which the State would pay school districts $510 million in retroactive reimbursements over six years starting in fiscal year 2011-12, and which would permanently increase the special education funding formula by $65 million annually, beginning in fiscal year 2009-10. If the Legislature does not approve the settlement, trial in this matter is set for December 2010.

In January 1987, the Commission on State Mandates determined that a test claim known as Graduation Requirements constitutes a reimbursable state-mandated program by requiring completion of a second science course for graduation from high school. An eligible claimant is any school district or county office of education as defined in Government Code Section 17519, except for community college districts, that incur increased costs as a result of the mandate. In November 2008, following court action on consolidated cases involving challenges to the State Controller’s Office reduction of claims (San Diego Unified School District, et al. v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento County Superior Court, Case No. 05CS01401)), the Commission adopted revised parameters and guidelines which included a reasonable reimbursement methodology for claiming increased teacher costs. (CSM 4181A, 04-PGA-30, 05-PGA-05, and 06-PGA-05). Historically, education-related state mandate claims are funded from monies provided to meet the Proposition 98 Guarantee. The Commission’s adoption of the revised parameters and guidelines could result in a reimbursement requirement that exceeds the funding available through the Proposition 98 Guarantee in any one fiscal year. As of November 2009, the Department of Finance was preparing to appeal the Commission’s decision.

Actions Relating to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged in three pending cases, as described below. A decision unfavorable to the State in the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Southern District, Case No. 04 CV 1151 W (WMc)) plaintiff (the “Rincon Band” or “Rincon”) sought an injunction against implementation of the Amended Compacts on grounds that their execution and ratification by the State constituted an unconstitutional impairment of the State’s compact with the Rincon Band. The Rincon Band asserts that its compact contains an implied promise that the State would not execute compacts or compact amendments with other tribes that would have an adverse impact on the Rincon Band’s market share by allowing a major expansion in the number of permissible gaming devices in California. The complaint also asserts that the State breached Rincon’s compact, principally by incorrectly calculating the total number of gaming device licenses the State is authorized to issue tribes with compacts identical to Rincon’s compact and by failing to negotiate a compact amendment with the Rincon Band in good faith. The district court dismissed the impairment of contract claims, the claim regarding the total number of gaming device licenses, and a claim for damages sought for a separate alleged breach of compact but did not dismiss Rincon’s other breach of compact claims, including a claim that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The district court entered a separate judgment with respect to the dismissed claims, and Rincon appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). On appeal, the Rincon Band did not challenge the validity of the

Amended Compacts. The Ninth Circuit reversed the dismissal of the claim involving the authorized number of gaming device licenses and affirmed the dismissal of Rincon’s claim for damages. The U.S. Supreme Court denied the State’s petition for certiorari, seeking review of the Ninth Circuit’s decision to allow the challenge to the number of authorized gaming device licenses to proceed in the absence of other tribal parties.

Hollywood Park Land Company, LLC, et al. v. Golden State Transportation Financing Corporation, et al. (Sacramento County Superior Court, Case No. 06AS00166) is an action brought by various horse racetrack interests, challenging the validity of the proposed issuance of tribal gaming bonds. Plaintiffs claim that the bonds violate provisions of the California Constitution and seek injunctive relief. The Gabrielino-Tongva Tribe and a tribal councilman filed a notice of appearance and contest the validity of the bonds and the bond contracts. Additionally, they seek a declaration that provisions of the Amended Compacts are invalid and void and a declaration that California Code of Civil Procedure Section 1811, which addresses remedies for alleged violation of tribal gaming compacts, violates the due process rights of the tribe and its members. The trial court granted judgment in favor of the defendants; the Court of Appeal upheld the dismissal (California Court of Appeal, Third Appellate District, Case No. C057166).

In San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Southern District, Case No. 06 CV 0988 LAB AJB), plaintiff seeks a declaration that more aggregate slot machine licenses are available for issuance to all tribes that signed compacts with the State (the 1999 Compact) than the number of such licenses determined by the State in 2002. Should relief be granted and more licenses become available, the Five Tribes’ obligations to continue to fund State transportation bonds under the Amended Compacts would be rendered uncertain because the Amended Compacts contemplated that the license pool created by the 1999 Compact would remain fixed at the number determined by the State. An expanded license pool would thus present questions about the Five Tribes’ monetary obligations that would presumably be required to be addressed by amendment of the Amended Compacts. The district court dismissed the complaint, and plaintiff appealed (U.S. Court of Appeals, Ninth Circuit, Case No. 07-55536). The Ninth Circuit reversed the district court order and remanded the matter to the district court.

In a separate action, Twenty-Nine Palms Band of Mission Indians v. Schwarzenegger, et al. (U.S. District Court, Central District, Case No. EDCV 08-1753 VAP), plaintiff tribe seeks an injunction and a declaration that (1) monetary distributions made to tribe members and derived from its casino gambling operation profits, and (2) income earned by tribe members by means of employment at the tribe casino are exempt from state taxation based upon the federal Constitution and the federal Indian Gaming Regulatory Act. As of November 2009, it is unknown what the fiscal impact of this matter might be upon the General Fund, should the plaintiff obtain a favorable ruling that may be applicable to other similarly situated taxpayers.

Prison Healthcare Reform and Reduction of Prison Population

The adult prison health care delivery system includes medical health care, mental health care and dental health care. The annual budget for this system, which is operated by CDCR and affects approximately 33 prisons throughout the State, exceeds $2 billion. There are three significant cases pending in federal district courts challenging the constitutionality of prison health care. Plata v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 01-1351 TEH) is a class action regarding the adequacy of medical health care; Coleman v. Schwarzenegger (U.S. District Court, Eastern District, Case No. CIV S-90-0520 LKK JFM P) is a class action regarding mental health care; and Perez v. Tilton (U.S. District Court, Northern District, Case No. C 05-05241 JSW) is a class action regarding dental health care. A fourth case, Armstrong v. Schwarzenegger (U.S. District Court, Northern District, Case No. C 94-02307 CW) is a class action on behalf of inmates with disabilities alleging violations of the Americans with Disabilities Act and Section 504 of the Rehabilitation Act. In Plata the district court appointed a Receiver, who took office in April 2006, to run and operate the medical health care portion of the health care delivery system. The Plata Receiver and the Special Master appointed by the Coleman court, joined by the court representatives appointed by the Perez and Armstrong courts, meet routinely to coordinate efforts in these cases. As of November 2009, ongoing costs of remedial activities have been incorporated into the State’s budget process. However, as of that date, it is unknown what financial impact this litigation would have on the State’s General Fund, particularly in light of the unprecedented step of appointing a Receiver of medical health care. The Receiver filed a motion in the Plata case, asking the court to hold the Governor and State Controller in contempt of court for failing to fund prison healthcare capital projects the Receiver wishes to construct and to order the State to pay $8 billion to fund such projects. On October 27, 2008, the district court ordered the State to transfer $250 million to the Receiver. The court indicated it would proceed later with the additional amounts requested by the Receiver. The State appealed that order and the Ninth Circuit Court of Appeals dismissed the State’s appeal for lack of jurisdiction, stating that the order to pay $250 million was an interim order in the contempt proceedings. The district court has also denied the State’s motion to terminate the Receiver, and the State has appealed that order.

In Plata and Coleman, discussed above, a three-judge panel was convened to consider plaintiffs’ motion for a prisoner-release order. The motions alleged that prison overcrowding was the primary cause of unconstitutional medical and mental health care. After a trial, the panel ordered the State to prepare a plan for the release of approximately 46,000 prisoners over two years. The State has filed a prisoner-release plan with the three-judge panel and filed an appeal in the U.S. Supreme Court.

Actions Seeking Americans with Disabilities Act Compliance for Pedestrian Facilities

The State highway system includes approximately 2,500 miles of conventional (non-freeway) highways that include sidewalks and other pedestrian facilities. The Department of Transportation’s (“CalTrans”) current design standards include Americans with Disabilities Act (“ADA”)-compliant standards for new construction, but a significant portion of previously-constructed intersections at existing locations either remain to have curb ramps installed, or have previously-installed ADA curb ramps that need modification to meet evolving ADA standards. In addition, appellate decisions have extended the applicability of ADA requirements to sidewalks. Californians for Disability Rights, Inc., et al. v. California Department of Transportation, et al. (U.S. District Court, Northern District, Case No. C 06-5125 SBA and Alameda County Superior Court, Case No. RG 08376549) are class actions on behalf of mobility-impaired and visually-impaired Californians alleging violations of the ADA and Section 504 of the Rehabilitation Act regarding these pedestrian facilities. The lawsuits attempt to accelerate and expand the Department’s ongoing ADA efforts on existing facilities. Funding for both new construction and remedial work associated with such efforts comes from the State Highway Account. Since 1995, the Department’s ADA compliance costs have exceeded $100 million. As of November 2009, the exact additional financial impact of this litigation on the State Highway Account is unknown, but it is possible that any additional costs required by the courts could be funded by shifting money from other transportation projects rather than an increase in total state transportation expenditures.

Construction-Related Actions Against the Department of Transportation

Willemsen, et al. v. State of California, et al. (San Bernardino County Superior Court, Case No. RCV 071843) is an inverse condemnation action, nuisance and negligence action arising out of construction, maintenance and operation of a state highway. Owners of 595 homes seek damages, alleging excessive dust and noise as well as structural damage to some of the homes.

A pending litigation matter, Otay River Constructors v. South Bay Expressway, et al. (San Diego County Superior Court Consolidated Action, Case No. GIC 869386), relates to an agreement between CalTrans and South Bay Expressway (“SBX”) for the design, construction and operation of a private-public partnership project in San Diego County. SBX contracted with Otay River Constructors (“ORC”) for the design and construction of the project, consisting of: (1) the privately-funded toll road initially contemplated by the parties; and (2) the publicly and privately funded gap and connector project to connect the toll road to existing state highways. ORC sued SBX, alleging cost overruns on the gap/connector project were caused by SBX, and SBX cross-complained against CalTrans for breach of contract and indemnification, seeking $295 million in damages. As of November 2009, trial has been set for January 2010. In separate pending arbitration relating to the toll road, SBX is seeking approximately $278 million in damages based on the same theories as in the gap/connector litigation. As of November 2009, ORC has filed a motion to join this arbitration with the litigation.

* * * * *

RATING AGENCIES’ ACTIONS

As of November 23, 2009, Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation bonds, respectively, BBB, A and Baa1. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

ADDITIONAL INFORMATION CONCERNING
CONNECTICUT MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Connecticut Municipal Obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the state of Connecticut (the “State”) and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of State general obligation bond issues, the most recent such official statement (or supplement thereof) being dated December 8, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy and timeliness of this information. Such information is included herein without the express authority of any Connecticut issuer.

STATE ECONOMY

Connecticut is highly urbanized, with a 2008 population density of 723 persons per square mile, as compared to 86 for the United States as a whole. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State’s residents, historically among the highest in the nation, increased in every year from 1997 to 2007 with the exception of 2002, rising from $34,375 to $55,180. However, pockets of significant unemployment and poverty exist in several of the State’s most important cities and towns.

Manufacturing continues to be of prime economic importance to Connecticut despite a continuing downward employment trend over the past five decades. The State’s manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines and submarines) being the dominant industry, followed by fabricated metals, computers and electronics, and machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only approximately 11.3% of total non-agricultural employment in Connecticut in 2006; it was 10.1% for the nation. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector’s significance in Connecticut’s economy since the early 1980s. The average annual unemployment rate in Connecticut decreased from 4.8% in 1997 to 2.3% in 2000 but rose to 7.6% for the first six months of 2009. On a preliminary basis, Connecticut’s unemployment rate for September 2009 was 8.4% as compared to a national level of 9.8% for the same period. In May 2005 the U.S. Department of Defense announced its preliminary list of bases recommended for closure or realignment, which included for closure the U.S. Naval Submarine Base New London in Groton, Connecticut. The closure of the base could have a significant impact on the economy of Southeastern Connecticut. In August 2005 the Base Realignment and Closure (“BRAC”) Commission recommended that the U.S. Naval Submarine Base New London be removed from the list of bases recommended for closure and realignment. The President of the United States and Congress accepted the BRAC Commission’s recommendation and the base was not closed in that round of closings.

Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

FISCAL CONDITION IN RECENT YEARS

General Fund Operations for Fiscal Years 1990-91 through 2008-09

At the end of fiscal year 1990-91, the State’s General Fund had an accumulated unappropriated deficit of approximately $965.7 million. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State’s budgetary method of accounting, of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million, $250 million, $262.6 million, $312.9 million, $71.8 million, $300.4 million, and $30.7 million, respectively. The General Fund ran operating deficits in fiscal years 2001-02 and 2002-03 of approximately $817.1 million and $96.6 million, respectively. The fiscal year 2001-02 deficit was met by the transfer of the $594.7 million balance in the Budget Reserve Fund and the issuance on December 19, 2002 of Economic Recovery Notes to meet the remainder of the deficit. The fiscal year 2002-03 deficit was met by the issuance on June 24, 2004 of additional Economic Recovery Notes. For the subsequent four fiscal years ending June 30, 2007, the General Fund ran operating surpluses of $302.2 million, $363.9 million, $446.5 million and $269.2 million, respectively. These surplus balances have been transferred to the Budget

Reserve Fund, bringing the balance in the Budget Reserve Fund to $1,381.7 million. Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to 10% of General Fund expenditures, must be deposited into the Budget Reserve Fund. Pursuant to the Comptroller’s financial statements provided on December 31, 2008, the General Fund had an operating surplus of $99.4 million for fiscal year 2007-08. The entire surplus has been reserved for fiscal year 2008-09 spending.

The State is required to adopt a fiscal year budget under which (i) the amount of general budget expenditures do not exceed estimated revenues and (ii) year-over-year increases in general budget expenditures do not exceed specified limits. The General Assembly adjourned its legislative session on June 6, 2007 without the adoption of a biennial budget for fiscal years 2007-08 and 2008-09. In a June 2007 special session, the General Assembly passed, and the Governor subsequently signed into law on June 26, 2007, the biennial budget for fiscal years 2007-08 and 2008-09. The budget for fiscal year 2007-08 includes General Fund revenues of $16,315.6 million and net appropriations of $16,314.9 million, resulting in a projected surplus of $0.7 million. The budget for fiscal year 2008-09 includes General Fund revenues of $17,073.1 million and net appropriations of $17,072.3 million, resulting in a projected surplus of $0.8 million. In a September 2007 special session, the General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for fiscal year 2008-09 to $0.1 million. The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated fiscal year 2006-07 General Fund surplus funds to pay for various spending items including, $300 million to fund a portion of the State’s contribution to the Teachers’ Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million and (iii) a transfer of $80 million of the anticipated fiscal year 2006-07 General Fund surplus to the budget for the fiscal year ending June 30, 2009, resulting in a net reduction in the anticipated fiscal year 2006-07 surplus of $790.3 million. According to estimates of the Office of Fiscal Analysis, approximately $471.9 million of the appropriations are for one-time purposes and approximately $318.4 million of the appropriations are for on-going purposes. The budget is $690.4 million above the expenditure cap in fiscal year 2007-08 and $28.9 million below the expenditure cap in fiscal year 2008-09. However, in accordance with the provisions of Article XXVIII of the Amendments to the Constitution, the Governor issued a declaration to exceed the State’s expenditure cap in fiscal year 2007-08. This declaration has been ratified by a three-fifths vote of each house of the General Assembly.

The General Assembly did not make any midterm budget adjustments for fiscal year 2008-09 in the legislative session which ended May 7, 2008. However, in subsequent special sessions, $79 million was appropriated for energy relief programs in fiscal year 2008-09 and fiscal year 2007-08 surplus of $83.4 million plus the transfer of $16 million pursuant to Section 91 of Public Act No. 07-1 of the June Special Session, was transferred for use in fiscal year 2008-09. In addition, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Pursuant to the Comptroller’s unaudited preliminary financial results dated September 1, 2009, the Comptroller estimated the General Fund balance for fiscal year 2008-09 to have a deficit of $925.9 million. The Comptroller indicated in her letter that under House Bill No. 6802, the General Assembly approved additional carry forward authority which is accounted for as part of fiscal year 2008-09 deficit and therefore increases the deficit. Accordingly the fiscal year 2008-09 deficit would increase to $947.6 million upon the act becoming law. House Bill No. 6802 did become law after the date of the Comptroller’s September 1, 2009 results. In December 2009 the State issued notes in an amount sufficient to cover the amount of the deficit in the General Fund for fiscal year 2008-09 and additional amounts as the Treasurer determined to pay the costs of issuance of such notes and interest payable or accrued on such notes through June 30, 2011.

Budget for Fiscal Years 2009-10 and 2010-11

On June 3, 2009, the General Assembly adjourned their regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, each house of the General Assembly did pass resolutions calling for a special session in order to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for fiscal years 2009-10 and 2010-11 which was subsequently vetoed by the Governor. The State continued to run its operations pursuant to Executive Orders which were issued by the Governor covering the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009. Authorization to pay debt service on the State’s general obligation bonds remained unaffected.

In a June 2009 special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million. The budget was $852.4 million below the expenditure cap in fiscal year 2009-10 and $587.0 million below the expenditure cap in fiscal year 2010-11.

The enacted biennial budget raises net revenues from three major resources: (i) federal grants pursuant to The American Recovery and Rehabilitation Act of 2009 of $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11, (ii) transfers from other State funds to the State’s General Fund and securitizations, including Budget Reserve Fund transfers of $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and securitizing $1,290.7 million of future revenue sources in fiscal year 2010-11, and (iii) net increases in taxes and miscellaneous fees. The significant tax changes include: (i) an increase in the highest income tax rate to 6.5% from 5% raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11, (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on certain companies, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11, (iii) an increase in the cigarette tax, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11, (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the estate and gift tax resulting in a revenue loss of approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11, and (2) a reduction in the sales and use tax rate effective January 1, 2010 to 5.5% from 6% resulting in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulative monthly financial statement issued by the Comptroller before June 30, 2010 indicates that the estimated gross tax revenue to the General Fund for the 2009-10 fiscal year is at least 1% less than the adopted gross tax revenue to the General Fund for such fiscal year, the sales and use tax rate will either remain at or as of July 1, 2010 revert to 6%. Pursuant to Public Act No. 09-3 of the June 2009 Special Session, since the Comptroller has certified that state tax revenues for fiscal year 2009-10 will not be within 1 percent of original projections, the plan to reduce the State sales tax rate by 0.5 percentage points will not take effect in January 2010.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units including wage freezes and a Retirement Incentive Plan are expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs include (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both HUSKY A and HUSKY B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions include cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designed to improve kindergarten through grade three reading is eliminated, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In addition, the budget for fiscal year 2010-11 requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that will result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations. The budget also requires the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a plan to sell assets of the State that will result in net proceeds of up to $15.0 million to be used as general revenues of the State during fiscal year 2009-10 and $45.0 million to be used as general revenues of the State during fiscal year 2010-11. In addition, the budget for fiscal year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.

General Fund Operations for Fiscal Years 2009-10 and 2010-11

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the current recession. These challenges for the State include a past fiscal year deficit, a projected current fiscal year deficit, and future fiscal year projected current services deficits, among other issues. The State Office of Policy and Management monitors such matters and generally issues a report on the twentieth day of each month estimating the current fiscal year deficit. The State Comptroller issues a similar report on or about the first day of each month. From time to time the legislature’s Office of Fiscal Analysis also issues reports covering these matters.

Pursuant to statute, the Office of Policy and Management provides estimates to the Comptroller by the twentieth day of each month of revenues and expenditures for the current fiscal year for use by the Comptroller in preparing the Comptroller’s monthly report. In the monthly estimates provided by the Office of Policy and Management on November 20, 2009 for the General Fund for fiscal year 2009-10, as of the period ending October 31, 2009, the General Fund was estimated to have a deficit of $466.5 million. This estimate does not reflect the elimination of the planned 0.5 percentage point sales tax reduction pursuant to Public Act No. 09-3 of the June Special Session which is projected to generate an additional $129.5 million. In the Comptroller’s monthly report dated December 1, 2009, the Comptroller estimated a General Fund deficit for fiscal year 2009-10 deficit of $549.5 million, as of the period ending October 31, 2009. This estimate reflects the elimination of the planned 0.5 percentage point sales tax reduction. Whenever the Comptroller’s cumulative monthly financial statement indicates a projected General Fund deficit greater than 1% of the total General Fund appropriations, pursuant to statute the Governor is required within thirty days to file another report with the joint standing committees of the General Assembly on appropriations and on finance, revenue and bonding which includes a plan to modify agency allotments to the extent necessary to prevent a deficit. The Governor is required to file such report as a result of the deficit projection included in the Comptroller’s November 1, 2009 report. The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year. On November 24, 2009, the Governor delivered her plan to address a potential deficit of $466.5 million in the General Fund for fiscal year 2009-10 to the General Assembly. The elimination of the sales tax rate reduction will preclude an estimated revenue loss of $129.5 million, leaving a deficit of $337.0 million still to be closed. The deficit mitigation plan includes spending cuts made under the Governor’s authority and those requiring legislative approval, additional fund transfers, and a 3 percent reduction in municipal aid.

In accordance with Section 2-36b of the Connecticut General Statutes, the director of the legislative Office of Fiscal Analysis on November 13, 2009 and the Secretary of the Office of Policy and Management on November 15, 2009, each submitted a fiscal accountability report for the current biennium and the next ensuing three fiscal years. The Office of Fiscal Analysis projected General Fund deficits for fiscal years ending June 30 of 2010, 2011, 2012, 2013 and 2014 of $385.9 million, $286.7 million, $3,282.0 million, $3,023.6 million and $3,191.9 million, respectively. For such years, the Office of Policy and Management projected General Fund deficits of $337.0 million, $107.4 million, $3,024.0 million, $2,633.9 million and $2,581.7 million, respectively. These projections are only estimates and the information in each of the fiscal accountability reports contains only estimates and no assurances can be given that future events will materialize as estimated or that subsequent estimates, adjustments or actions of the General Assembly will not indicate changes in the final result of such fiscal years. The fiscal accountability report is on a current services basis, so its figures may not reflect any deficit reduction programs initiated in the current budget biennium. Under the balanced budget and expenditure cap provisions, the State will be required to eliminate the projected deficits and over-expenditures in its future adopted budgets.

Pursuant to Public Act 09-214, beginning October 15, 2009 the Office of Policy and Management and the legislature’s Office of Fiscal Analysis are required to issue quarterly consensus revenue estimates for the current biennium and the next three ensuing fiscal years. Prior to the issuance of the fiscal accountability report discussed above, on October 15, 2009 the first such consensus revenue estimates were issued. The General Fund revenue estimates for fiscal years ending June 30 of 2010, 2011, 2012, 2013, and 2014 were $17,204.0 million, $17,432.7 million, $15,794.8 million, $16,755.5 million and $17,485.7 million, respectively. The consensus revenue estimates show flat net tax revenues for the current biennium and then significant tax revenue growth for the next three fiscal years. These trends are offset by a decline in other revenue sources for the fiscal years ending June 30 of 2012, 2013 and 2014. This is due in part to the inclusion in fiscal years 2009-10 and 2010-11 of federal stimulus funds, use of the $1,381.7 million balance in the Budget Reserve Fund, $1,300.0 million of borrowings in the form of securitization of future revenue sources for fiscal year 2010-11, and $60 million of asset sales, and the assumption that those sources will not be available in the ensuing fiscal years.

Financial Statement Filings

In July 2003, the State implemented the first phase of a new, fully integrated, Internet based, financial management and human resources system. The implementation problems with the financial management software system caused a delay in the preparation of financial statements and reports for fiscal years 2004-05 and 2005-06. The Comptroller’s Office has completed the audited legal accounting basis (modified cash) financial statements and audited statements prepared in accordance with generally accepted accounting principles (GAAP) for the State for fiscal year 2005-06. There was a delay of the State’s submission to the U.S. Department of Health & Human Services of its Single Audit for the 2006-06 fiscal year pursuant to OMB Circular No. A-133. The State received an extension until May 31, 2007, and the State submitted the Single Audit before that date. The State was unable to make timely provision to the nationally recognized municipal securities repositories (the “NRMSIRs”) by February 28, 2005, February 28, 2006 or February 28, 2007, respectively, of audits of its financial statements for fiscal years 2003-04, 2004-05 and 2005-06 and, for fiscal years 2003-04 and 2004-05, of certain operating data comparisons, as required by the State’s various continuing disclosure agreements entered into in accordance with Securities and Exchange Commission Rule 15c2-12 in connection with certain of its prior bond issues. On or prior to February 28, 2005, February 28, 2006 and February 28, 2007, respectively, the State filed with the NRMSIRs various financial statements and certain other operating data for fiscal years 2003-04, 2004-05 and 2005-06, which had not been audited, but which the State believed to be accurate in all material respects. The State did file the audited financial statements with the NRMSIRs promptly after the audits became available. The State complied with its annual filing requirements for fiscal years 2006-07 and 2007-08.

State Direct and Contingent Debt Obligations

The State’s primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 2009, the State had authorized direct general obligation bond indebtedness, including pension obligation, UConn 2000 and tax increment bonds, totaling approximately $28,254.2 million, of which approximately $25,343.8 million had been approved for issuance by the State Bond Commission and approximately $24,224.1 million had been issued. As of October 15, 2009, net State direct general obligation indebtedness outstanding (including lease financings, tax incremental financings and CHFA supportive housing bonds but not including CCEDA bonds) was approximately $13,920.2 million. On June 18, 2009, pursuant to the Treasurer’s request and the Governor’s approval to borrow funds on a temporary basis from time to time on behalf of the State, the Treasurer arranged with a group of banks a 364- day revolving credit facility in the amount of $580.0 million.

In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority and the Capital City Economic Development Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of October 1, 2009, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,492.6 million.

The State is obligated to various cities, towns and regional school districts to fund certain of the costs of construction and alteration of school buildings or to support part of the debt service payments on municipal and district debt issued to fund the State’s share of such costs. As of June 30, 2009, the Commissioner of Education estimates that current grant obligations under the progress payment basis program established in 1997 are approximately $2,450.0 million. The State has authorized new school construction grant commitments in connection with this program of $400.0 million which take effect in fiscal year 2009-10. As of June 30, 2009, the State is obligated under the pre-1997 debt service subsidy basis program for approximately $371.0 million in aggregate principal installment and interest payments with respect to municipal and district debt. Funding for these payments may come from future State direct general obligation bond sales. No new grant commitment can be authorized under the pre-1977 program.

Pension and OPEB Liabilities

The State Employees’ Retirement Fund is the largest retirement system maintained by the State with approximately 53,196 active members, 1,592 inactive (vested) members and 38,093 retired members as of June 30, 2008. With the exception of fiscal year 2003-04, since fiscal year 1978-79 payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 19, 2008 indicated that, as of June 30, 2008, the State Employees’ Retirement Fund had unfunded accrued liabilities of $9,253.1 million and a funded ratio of 51.9% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $897.4 million for fiscal year 2009-10, and (iii) $944.1 million for fiscal year 2010-11. The State met its annual contribution requirements of $663.9 million for fiscal year 2006-07 and of $716.9 million for fiscal year 2007-08. It is anticipated that the employer contribution requirement of $753.7 million for fiscal year 2008-09 will be fully met from the budgeted State contribution amount and grant reimbursements from Federal and other funds.

The Teachers’ Retirement Fund provides benefits for any teacher, principal, supervisor or superintendent in the public school systems of the State, with certain exceptions. As of June 30, 2008, there were approximately 61,421 active and former employees with accrued and accruing benefits and approximately 28,609 retired members. With the exception of fiscal years 2003-04 and 2004-05, since fiscal year 1978-79 payments into the fund and investment income in each fiscal year have been sufficient to meet benefits paid from the fund in that year. The most recent actuarial valuation dated November 12, 2008 indicated that, as of June 30, 2008, the Teachers’ Retirement Fund had unfunded accrued liabilities of $6,530.0 million and a funded ratio of 70.1% on a projected basis. The actuarial valuation determined the following employer contribution requirements: (i) $559.2 million for fiscal year 2009-10, and (iii) $581.6 million for fiscal year 2010-11. The budgeted State contribution of $412.1 million for fiscal year 2006-07 was less than the actuarial valuation amount of $425.3 million. To meet the State’s annual contribution requirement for fiscal years 2007-08 and 2008-09, $518.6 million and $539.3 million, respectively, have been appropriated. In April 2008 the State issued $2,276.6 million taxable general obligation bonds to partially fund the unfunded accrued liability in the Teacher’s Retirement Fund and to pay other costs related to the financing. $2,000.0 million of the proceeds of the pension obligation bonds were deposited into the Teachers’ Retirement Fund. The legislation authorizing the issuance of the pension obligation bonds requires the State while the bonds are outstanding to annually appropriate the actuarially-determined annual required contribution to the Teachers’ Retirement Fund, subject to certain exceptions for emergency or extraordinary conditions.

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State finances the cost of such benefits on a pay-as-you-go basis; therefore the State will need to make significant General Fund appropriations for such benefits each fiscal year. The amount of $484.2 million has been appropriated for such purpose for fiscal year 2008-09. Implementation of Governmental Accounting Standards Board Statement No. 45 regarding accounting and financial reporting for postemployment benefits other than pensions requires the State to obtain an analysis of the unfunded actuarial accrued liability of such post-retirement health care and life insurance benefits and to recognize the annual required contributions to fund those actuarial liabilities in its financial statements commencing with those for fiscal year 2007-08. In an actuarial report dated March 2007, the actuarial accrued liability for post-retirement health care and life insurance benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, was estimated as of April 1, 2006 to range from $11.4 billion to $21.7 billion. The amounts depend upon various assumptions including those with respect to medical cost inflation rates, the establishment of a trust to fund those liabilities, the amount of initial and annual amounts deposited in such a trust and discount rates. The amount of the annual required contribution under these various assumptions ranges from $1.0 billion to $1.6 billion for fiscal year 2006-07, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30, 2008. The report indicates an actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year 2007-08 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year 2006-07. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year 2007-08.

The State makes a General Fund appropriation to the Teachers’ Retirement Fund to cover one-third of retiree health insurance costs plus any balance of that cost that is not funded from the amounts available in the Teachers’ Retirement Health Insurance Fund. The amount of $24.4 million has been appropriated for such purpose for fiscal year 2008-09. No fund has been established for the accumulation of assets with which to pay such benefits in future years; therefore, significant General Fund appropriations will be required for each fiscal year. Implementation of GASB Statement No. 45 requires the State to obtain an analysis of the unfunded actuarial accrued liability of such retiree health insurance benefits and to recognize the annual required contribution to fund that actuarial liability in its financial statements commencing with those for fiscal year 2007-08. The State Teachers’ Retirement Board has received an actuarial valuation of the State’s liability with respect to post-retirement health care benefits for members of the Teachers’ Retirement Fund. The report indicates an actuarial accrued liability as of June 30, 2008 of $2.3 billion on an unfunded basis, based upon certain stated assumptions including a 4.5% earnings assumption and a 30 year amortization period and no valuation assets available to offset the liabilities of the plan. The actuarial valuation determined a $116.7 million employer contribution requirement for fiscal year 2008-09 and a $121.3 million employer contribution requirement for fiscal year 2009-10, based on an individual entry-age actuarial cost method and level percent-of-payroll contributions.

LITIGATION

The State, its officers, and its employees are defendants in numerous legal proceedings. Although it is not possible to determine the outcome of these legal proceedings, the State’s Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State’s financial position: (i) a suit claiming that the State is in breach of a judicially and legislatively approved settlement to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools (the court has approved settlements of this action between the plaintiffs and the State and between the City of Hartford and the parties); (ii) purported class-actions on behalf of laid-off State employees alleging that they were laid off in violation of their constitutional rights and of state law, and claiming back wages, damages, attorneys’ fees, and costs; (iii) claims against the State filed by three manufacturers that agreed to participate in the 1998 Master Settlement Agreement (“MSA”) entered into by Connecticut and nearly all other states and territories to resolve litigation claims against the major domestic tobacco manufacturers, contending that the State has not diligently enforced its obligations under the MSA to enforce statutory requirements against non-participating manufacturers, which claims the Connecticut Supreme Court ruled in December 2008 the MSA required be arbitrated and which arbitration could result in the reduction or elimination of payments that the State receives under the MSA for any year that the State was found not to have diligently enforced its obligations; (iv) a purported class-action on behalf of similarly situated students in selected school districts claiming that the State’s primary statutory mechanism for the distribution of State aid for public schools currently fails to ensure both substantially equal educational opportunities and a suitable education for these students as purportedly reflected by both the educational challenges they face and their poor performance on State standardized measures, and seeking a declaratory judgment, an injunction against the operation of the current system, an order that a new system be devised, the appointment of a special master to oversee such activities, continuing court jurisdiction and attorneys’ fees and costs; (v) a dispute over the terms of an Exit Plan with respect to judicial oversight of the operations of the State’s Department of Children and Families pursuant to a 1991 federal court-ordered consent decree in an action involving a plaintiff class of children in the child welfare system; (vi) litigation involving claims by Indian tribes and alleged Indian tribes to state land or sovereignty over portions of the state’s land area; (vii) arbitration proceedings initiated by a contractor against the State’s Department of Transportation pursuant to state statute alleging breaches of contract in connection with a construction project in Bridgeport; (viii) a state court eminent domain case arising from the condemnation by the State’s Department of Transportation of a rock quarry in Brookfield; (ix) a purported class-action on behalf of individuals with mental illness in nursing facilities in the state claiming that the State has violated the Americans with Disabilities Act by failing to provide services to them in the most integrated setting appropriate to their needs and (x) a Federal District Court action brought by retired State employees claiming that the State Employees Retirement Commission’s members have breached their fiduciary duties and federal law by failing to apply retroactively to the plaintiffs and to others similarly situated the recent decision of the Connecticut Supreme Court in Longley v. State Employees Retirement Commission that the Commission had not properly interpreted and applied state law by failing to add final, prorated longevity payments to the Longley plaintiffs’ salary in their final year of employment for the purpose of calculating their “base salaries” under the State Employees Retirement Act.

CONNECTICUT MUNICIPAL BONDS

General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality’s property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut’s manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

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RATING AGENCIES’ ACTIONS

As of December 8, 2009, the State’s general obligation bonds were rated Aa3 by Moody’s Investors Service (“Moody’s”) and AA by both Standard & Poor’s Rating Services (“S&P”) and Fitch Ratings (“Fitch”). Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the State’s bonds.

ADDITIONAL CONSIDERATIONS

Connecticut Municipal Obligations also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Connecticut State personal income taxes. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

ADDITIONAL INFORMATION CONCERNING
NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of New York (“New York” or the “State”). The sources of payment for New York municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last two paragraphs hereof, is derived solely from information contained in official statements relating to offerings of New York bond issues, the most recent such official statement being dated May 29, 2009, as supplemented as of November 3, 2009. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any New York issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

CURRENT ECONOMIC OUTLOOK

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

The National Economy

As of November 2009, the longest and most severe recession since the 1930s appears to be coming to an end. Federal stimulus programs, combined with the reemergence of the world’s large developing economies, are having a positive impact on residential housing investment, export growth, and consumer spending. The demand for autos and housing and related consumer expenditures engendered by these programs is likely to result in economic growth of over 3.0 percent for the third quarter of 2009, representing a substantial upward revision from the First Quarterly Update to the official statement, released by the State of New York in July 2009 (“First Quarterly Update”). However, these data indicate that the U.S. economy is not likely to reach its long-term trend growth rate for some time. Although the pace of job losses has diminished, as of November 2009, employment is still falling and the unemployment rate is expected to remain close to 10 percent throughout much of 2010. Therefore, it is unlikely that the labor market will be able to support a strong rebound in consumer demand, which accounts for two-thirds of the economy, anytime soon. Real U.S. Gross Domestic Product (“GDP”) is now projected to rise 2.3 percent for 2010, following a decline of 2.5 percent for 2009.

Although the outlook for 2010 GDP growth has improved since July 2009, the same cannot be said for the labor market. As of November 2009, nonfarm employment is projected to fall 3.8 percent for the year, followed by a decline of 0.7 percent for 2010. The weak labor market is having a correspondingly negative impact on income growth. Wage growth for 2009 has been revised down to a decline of 4.5 percent, though the greater part of this modification is due to an unprecedentedly large revision by the U.S. Department of Commerce, Bureau of Economic Analysis based on more complete wage data from the Quarterly Census of Employment and Wages. Wage growth for the first quarter of 2009 was revised down from a decline of 4.0 percent to a much greater decline of 13.6 percent, likely a reflection of the large decline in bonus payments in New York and other states. Total personal income, of which wages is the largest component, is projected to rise 2.5 percent in 2010, following a decline of 2.2 percent in 2009. In addition to falling employment and income, households appear to be constraining their spending in order to save more and reduce their record debt levels. Consequently, the outlook for household spending has improved only marginally since July 2009. Real consumption spending is projected to rise 1.4 percent for 2010, following a decline of 0.7 percent for 2009.

With households unlikely to become the economy’s growth engine until the labor market strengthens further, the momentum necessary to sustain the economy’s nascent recovery is likely to come from other sources. As of November 2009, stronger than expected global growth and a weaker U.S. dollar have improved the outlook for export growth since July 2009, with real U.S. exports projected to grow 7.0 percent in 2010, following a more moderate decline of 10.7 percent for 2009. In addition, the Federal stimulus package appears to be having a stronger impact than anticipated earlier, and is likely to continue to do so. It is reported that of the $792 billion authorized by Congress to be disbursed over a roughly two-year period, about 56 percent in combined spending and tax cuts remains available to be spent over the remainder of 2009 and 2010 and will be a sustaining force over the near-term forecast horizon. In addition, what has already been the steepest inventory correction since the 1930s was made even steeper by the unexpectedly strong response to the “cash for clunkers” program. Recent industrial production data, as well as national and regional manufacturer survey results, indicate that businesses are responding to low inventory levels by ramping up production in autos and other sectors. These forces support the State’s Division of the Budget’s (“DOB”) outlook for a sustained if less than robust economic recovery for the remainder of 2009 and 2010.

The weakness of the labor market is a signal that businesses are engaged in an effort to reduce costs and bolster productivity growth. The result of this effort has become manifest in stronger growth in corporate profits than anticipated in July 2009. As of November 2009, U.S. corporate profits, including the capital consumption and inventory valuation adjustments, are projected to grow 9.3 percent in 2010, following a more moderate decline of 8.6 percent in 2009. An improved outlook for corporate profits more generally has resulted in significantly stronger equity market growth. As of November 2009, the S&P 500 is projected to rise 17.3 percent in 2010, following a decline of 23.4 percent in 2009. Though the recent improvement in equity prices is due in part to market fundamentals pertaining to business costs and profits, the recent 60 percent increase in equity prices has no doubt also been fueled by speculation and is likely unsustainable over the near-term. Consequently, DOB’s outlook for equity markets calls for much lower growth going forward.

As of November 2009, DOB’s outlook calls for a weak but sustained economic recovery that is likely just getting underway. However, with over seven million jobs lost since December 2007, and continued deleveraging among both households and businesses, there are many risks to the forecast. The health of the banking system remains fragile, particularly at the regional level where weakness in the commercial real estate sector has raised the risk of loan defaults. Consequently, consumer credit continues to remain weak, likely due to both tight lending conditions on the part of banks and higher desired savings rates among households. Although the absence of wage pressure continues to justify a benign inflation outlook, rising commodity prices remain a risk and could force the Federal Reserve to tighten earlier than expected. A historically large Federal deficit and weak U.S. dollar also contribute to both inflation risk and, therefore, interest rate risk, going forward. In addition to the weakness in the private labor market, there are risks within the public sector, normally a stabilizing force during economic downturns, as state and local governments confront their own budgetary deficits. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

The New York State Economy

As of November 2009, recent data indicate that the New York State economy deteriorated more quickly during the first half of 2009 than had been anticipated in July 2009 when the First Quarterly Update was released. The declines in private sector employment and wages for the first quarter of 2009 were steeper than originally anticipated, and there are preliminary indications that the same is true for the second quarter as well. These developments reinforce the notion that though the State recession started fully eight months after the U.S. as a whole, it is both catching up quickly and likely to last longer. As of November 2009, State employment is projected to decline 0.5 percent for 2010, following a decline of 2.3 percent for 2009. Private sector employment is projected to fall 0.6 percent for 2010, following a decline of 2.8 percent for 2009. Job declines continue to be led by the manufacturing, construction, and financial services sectors, all of which pay salaries that are higher than the statewide average. Declines in financial services employment appear to be having a large impact on household spending, as evidenced by the unprecedented large declines observed in taxable sales, particularly downstate.

The impact of the downturn on State wages appears to be even greater than estimated in July 2009. State wages fell 15.0 percent in the first quarter of 2009, about two percentage points greater than the July 2009 estimate and the largest quarterly decline in wages in the history of the Quarterly Census of Employment and Wages (“QCEW”) data. The unprecedented decline in State wages estimated for the first quarter of 2009 largely reflects the impact of securities industry losses on bonus compensation. As of November 2009, DOB projects a decline of 5.8 percent in total State wages for 2009, which would also be the largest annual decline in the history of QCEW data. Financial market weakness in early 2009, along with a steep decline in high-value real estate market transactions, has also resulted, as of November 2009, in a downward revision to the level of capital gains realizations estimated for 2009.

Going forward, the improvement in both equity markets and financial sector profits would seem to present some room for optimism for the 2009-10 bonus season. The industry’s stellar profit performance in the second quarter is in large part due to the low borrowing costs engendered by the Federal Reserve’s historically low interest rate target, as well as its quantitative easing programs. However, efforts by the Federal government to constrain executive compensation represent a countervailing force. Consequently, as of November 2009, DOB still projects growth in total State wages of 2.1 percent for 2010, with finance and insurance bonuses now projected to fall 22.0 percent for the 2009-10 State fiscal year.

As of November 2009, DOB’s outlook for the State economy calls for the recession to end by the second half of 2010. However, there exists significant downside risk to the projected timing and strength of the coming recovery, given the historically unprecedented decline in wages being witnessed during the current recession. The declines appear to be greatest among the State’s high-wage economic sectors, heightening the risk to revenues. As always, all of the risks to the U.S. forecast apply to the State forecast as well, although financial market uncertainty poses a particularly large degree of risk for New York. A larger than anticipated correction to the recent equity market rally could result in a reversal in the recovery of Wall Street profits and a larger decline in 2009-10 bonuses.

As of November 2009, weak credit market conditions and rising debt default rates are expected to continue to put downward pressure on the State’s income and tax base by continuing to depress household spending and real estate activity. Real estate market risks are particularly great in the commercial sector where high-value transactions contribute significantly to state and local government revenues, in part through taxable capital gains realizations. Declines in capital gains realizations tend to reduce taxable income among taxpayers paying the highest marginal rates and, as a result, have a disproportionately large impact on personal income tax receipts. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with other stronger financial market activity, could result in higher wage and bonus growth than projected.

FINANCIAL PLAN RESERVES AND RISKS

The Updated Financial Plan forecast is subject to many complex economic, social, and political risks and uncertainties, many of which are outside the ability of the State to control. These include, but are not limited to: the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2009 wage and bonus activity on State collections; increased demand in entitlement and claims-based programs such as Medicaid, public assistance and general public health; access to the capital markets in light of disruptions in the municipal bond market; litigation against the State, including, but not limited to, potential challenges to the constitutionality of certain tax actions authorized in the budget, the method of calculating the local share of the amount of Medicaid spending that is paid for by the Federal government (known as “FMAP”), and a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006; and actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules.

The forecast contains specific transaction risks and other uncertainties including, but not limited to, approval and implementation of the deficit reduction plan (the “DRP”); the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of certain available fund balances to the General Fund, at the levels projected as of November 2009. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in 2009 and beyond.

An additional risk is the potential cost of collective bargaining agreements and salary increases for judges (and possibly other elected officials) in 2009-10 and beyond. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by settled unions, it would result in added costs of approximately $250 million through 2010-11 (assuming a retroactive component for fiscal years prior to 2009-10), and $140 million in both 2011-12 and 2012-13. DOB has included a spending reserve to finance the costs of a pattern settlement for all unsettled unions, the largest of which represents costs for fiscal years 2009-10 and 2010-11 for the New York State Correctional Officers and Police Benevolent Association (“NYSCOPBA”). There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

There can be no assurance that the Legislature or other parties will approve actions (a) on the timetable assumed in the Updated Financial Plan, (b) at levels sufficient to close the estimated budget gap in 2009, or (c) that the administrative savings to close the gap, such as those described above relating to State agency operations, will be achieved at the level estimated in the Updated Financial Plan.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. Special considerations include the following:

2009 Budget Gap

The Governor has proposed approximately $3.2 billion in actions to eliminate the estimated 2009 budget gap. Approximately three-quarters of the proposed actions require the approval of parties, including the State Legislature and officials at other levels of government that are outside the control of the executive.

There can be no assurance that the budget gaps in 2009 or subsequent years will not increase materially from November 2009 projections. If an increase were to occur, the State would be required to take additional gap-closing actions. These may include, but are not limited to, additional reductions in State agency operations; deferral of planned payments to the State retirement system, school districts, vendors, local governments, service providers, or other entities; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In many cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the executive.

State Workforce Reductions Initiatives

On March 24, 2009, the Executive Branch announced that it would implement a workforce reduction plan (“WRP”). DOB expected that the WRP would result in a State workforce reduction equivalent to approximately 8,700 employees, and would generate savings of approximately $160 million in 2009-10 growing to over $300 million in 2010-11. On April 7, 2009, DOB directed all State agencies to prepare WRPs to be submitted to DOB by April 21, 2009. The State workforce subject to Executive control finished 2008-09 at 136,490 positions compared to the Executive Budget estimate of 137,745, a decline of 1,255. In 2009-10, this portion of the workforce was expected to be reduced to 128,803 positions, a reduction of 7,687.

As of November 2009, the Financial Plan has been revised to reflect the agreement between Governor Paterson and the State’s two largest public employee unions (the Civil Services Employees Association (“CSEA”) and the Public Employees Federation (“PEF”)) in order to achieve alternative savings through measures other than potential layoffs. The agreement assumed $260 million in savings over the next two years through a severance payment program, the elimination of funded vacancies, and employee attrition. The DOB-approved agency plans would achieve those $260 million in cost-reductions and are reflected in the Financial Plan. The State continues to work toward enactment of Tier V and the implementation of Voluntary Reduction in Work Schedule, which are the other components of the agreement. As such, they are not yet reflected in the Financial Plan.

Labor Settlements

As of May 2009, the State had reached labor settlements with several labor unions: the Civil Service Employees Association, the Public Employees Federation, the United University Professions (the “UUP”), District Council 37, and the Police Benevolent Association. Under the terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for the UUP), employees will receive pay increases of 3 percent annually in 2007-08 through 2010-11 and 4 percent in 2011-12. Pursuant to the Governor’s directive, most non-unionized “management/confidential” will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in 2009-10.

As of October 2008, the State had reached a labor settlement with the union representing New York State Troopers. The union ratified the contract and, as of October 2008, DOB expected the Legislature to authorize a pay bill later in the 2008-09 fiscal year. In 2008-09, the General Fund costs of the agreement were expected to be financed in their entirety with existing reserves earmarked for this purpose. In addition, DOB recalculated the expected impact of the existing labor settlement with UUP based on updated information.

As of May 2009, other unions representing uniformed correctional officers, graduate students, and security/park police had not reached settlements with the State. The Enacted Budget Financial Plan included a spending reserve of approximately $400 million in 2009-10 and $275 million in both 2010-11 and 2011-12 to finance potential agreements with unsettled unions. The reserve was calculated on the assumption that the agreements would have terms and conditions comparable to the contracts that have been ratified by other unions, including CSEA and PEF. As of November 2009, the recent binding arbitration awards for Corrections Officers and Supervisors and the settlement with investigators and senior investigators in the Division of State Police add costs above the pattern of settlements. The costs of the awards are accounted for in the Updated Financial Plan projections. However, it is possible that additional increases will be granted to these unions as part of ongoing negotiations (as well as the unions that cover graduate students and Park Police).

School Supportive Health Services

The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services has conducted six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of May 2009, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (“CMS”) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While, as of May 2009, CMS had not taken any action with regard to the disallowances recommended by OIG, CMS was deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits.

Federal Regulations

Federal regulations pose a risk to State finances, particularly in the area of health care. CMS has attempted to promulgate regulations that, among other actions, seek to limit reimbursement to public providers to actual costs. These regulations were under a Congressional moratorium until July 1, 2009. Although the moratorium on regulations governing public provider cost limits, graduate medical education and rehabilitation services was not extended, the Federal Stimulus bill contained a “Sense of the Congress” provision that the Secretary of Health and Human Services should not promulgate these three regulations in final form. However, Congress also required that an independent assessment of these regulations be conducted to better understand the impact nationwide. Lewin and Associates was retained by CMS to complete this review, and, as of November 2009, a draft report is expected to be released before the end of 2009. Based on data provided by New York State to Lewin and Associates, these regulations, if implemented, would result in a decrease in Federal aid to New York State of some $2.4 billion – $1.7 billion associated with limiting public provider reimbursement to cost and $700 million stemming from the graduate medical education regulation and the rehabilitation services regulation. These reductions would impact a myriad of State services and programs, including hospitals, clinics, nursing homes, mental hygiene services, EI Program and schools.

New York City Personal Care Audit

The OIG of the United States Department of Health and Human Services released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG called for the State to repay an estimated $815 million in Federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health (“DOH”) disagree with these findings and, as of May 2009, were in the process of conducting their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. As of May 2009, OIG had shared no additional comments.

Debt Reform Cap

Projections as of May 2009 reflected that the level of State-supported debt outstanding and debt service costs would continue to remain below the limits imposed by the Debt Reform Act of 2000 (the “Debt Reform Act”) through 2011-12. However, the State has entered into a period of significantly declining debt capacity. Based on the personal income and debt outstanding forecasts, as of May 2009, the State was expected to exceed the debt outstanding cap in 2012-13 by approximately $300 million. As of May 2009, the State expected to propose actions in the 2010-11 Executive Budget in order to stay within the statutory limitations.

Based on the updated forecasts in the Updated Financial Plan, as of November 2009, debt outstanding and debt service costs over the plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the debt outstanding cap is expected to decline from $6.8 billion in 2009-10 to $52 million in 2012-13. The projections represent a decline in projected debt capacity as compared to the First Quarterly Update, which estimated that about $762 million in capacity would be available in 2012-13. The revisions primarily reflect the timing of bonding for City University of New York (“CUNY”) and economic development purposes, as offset by a slightly improved forecast for State personal income in future years. The changes to the debt reform projections over the last few quarters demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. Measures to adjust capital spending and debt financing practices may be needed for the State to stay in compliance with the legal debt limit.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent of General Fund spending and can be used only to cover unforeseen year-end deficits.

As of May 2009, the State had projected that General Fund reserves would total $1.4 billion at the end of 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves included a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

As of May 2009, the designated reserves consisted of $78 million in the Community Projects Fund to finance existing “member-item” initiatives, and $73 million set aside for debt management purposes.

Other Financial Plan Risks

The Financial Plan forecast contains specific transaction risks and other uncertainties, including, but not limited to, the development of new video lottery terminal (“VLT”) facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the WRP and the transfer of available fund balances to the General Fund, at the levels projected as of May 2009. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan in the year 2009.

Finally, there can be no assurance that (1) receipts will not fall below projections, requiring additional budget-balancing actions in the year 2009, and (2) the gaps projected for future years will not increase materially from the projections set forth herein.

As of May 2009, the recent market volatility and the decline in the market value of many equity investments have negatively impacted the assets held for the New York State and Local Retirement Systems (the “Systems”). In DOB’s view, these or subsequent downturns in financial markets will not affect the State’s contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns will result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. For fiscal year 2011, the Office of the State Comptroller (“OSC”) anticipates a significant increase in contributions as compared to fiscal year 2010.

2009-10 ENACTED BUDGET FINANCIAL PLAN OVERVIEW

The Enacted Budget for 2009-10 contained a plan to close the largest budget gap ever faced by the State. As of May 2009, the combined current-services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37 percent of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

The combined current-services gap for 2008-09 and 2009-10 grew steadily over 2008-09, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets. The current recession has been characterized by a loss of vast sums of wealth from depressed equity and real estate markets. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed nationwide since the third quarter of calendar year 2007. The DOB expects this to have a substantial impact on taxable income and, by extension, State tax receipts. To understand the impact of the downturn on income, a comparison to the last recession is instructive: New York State adjusted gross income fell by $28 billion in 2001 and another $21 billion in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. In contrast, gross income losses of $52 billion in 2008-09 and $53 billion in 2009-10–or more than twice the last recession–were projected as of May 2009.

Addressing the Budget Gaps

The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan for 2008-09 (the “2008-09 DRP”). The 2008-09 DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budget Financial Plan included $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the 2008-09 DRP, for a total of $13.9 billion in gap-closing actions. (The gap-closing plan described herein refers to the combined actions taken in the 2008-09 DRP and the Enacted Budget for 2009-10, unless otherwise noted.)

To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year). The most significant actions include freezing the foundation aid and Universal Pre-Kindergarten education aid programs at 2008-09 levels; eliminating the Middle-Class School Tax Relief (“STAR”) rebate program (but maintaining the STAR exemption program that was expected to provide $3.5 billion in property tax relief); instituting Medicaid cost-containment; reducing the size of the State workforce; and increasing personal income tax rates on high-income earners.

In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the Federal American Recovery and Reinvestment Act of 2009 (“ARRA”) to stabilize State finances and help prevent reductions in essential services. This extraordinary aid consists of $5 billion in State savings resulting from a temporary increase in FMAP and $1.15 billion in Federal aid provided by the ARRA State Fiscal Stabilization Fund (“SFSF”) to restore proposed reductions in education, higher education, and other essential government services.

Budget Outcomes

As of May 2009, DOB estimated that, after gap-closing actions and Federal aid, the General Fund and the Health Care Reform Act (“HCRA”) Financial Plan for 2009-10 would be balanced, and would leave budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in 2012-13. As required by law, the State ended the 2008-09 fiscal year in balance in the General Fund and HCRA. The State received $1.3 billion in Federal aid under ARRA in 2008-09, of which $624 million was used to eliminate the 2008-09 gap, and $675 million was applied to close a portion of the 2009-10 gap. Based on DOB’s estimates as of May 2009, the cumulative budget gap for the five-year period (2008-09 through 2012-13) had been reduced from $85.2 billion to $24.6 billion, a reduction of approximately $60.6 billion–or over 70 percent–from the current-services forecast. (The State has indicated that estimates beyond 2009-10 are meant to provide a general perspective on the State’s long-term operating forecast, and are revised and updated quarterly.)

Annual growth of the State-financed portion of the budget–that is, spending financed directly by State residents through State taxes, fees, and other revenues–held nearly flat. As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion in 2009-10, an increase of $301 million (0.6 percent) from 2008-09 results. As of May 2009, projected General Fund spending for 2009-10 was reduced by $8.7 billion compared to the current-services forecast. As of May 2009, State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. As of May 2009, State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

Elements of the Gap-Closing Plan

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State’s growing budget gaps. Over 2008-09, however, the precipitous decline in actual and projected receipts caused by the economic downturn has been the dominant cause of the extraordinary increase in the budget gaps. This is illustrated by looking at the combined budget gap for 2008-09 and 2009-10. In May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. In contrast, the $15 billion incremental increase to the combined gap since that time is almost entirely due to the worsening outlook for receipts.

Accordingly, as of May 2009, the gap-closing plan under the State’s control (that is, excluding Federal aid) was weighted toward spending restraint, but also relied on substantial tax and fee increases. Actions to restrain spending constituted approximately 46 percent of the State portion of the gap-closing plan. Actions to increase receipts constituted approximately 39 percent of the plan. Non-recurring resources made up the remainder.

Spending Restraint

Under the Enacted Budget, actions to restrain General Fund spending were to affect most activities funded by the State. As of May 2009, General Fund spending in the Enacted Budget Financial Plan was projected to total $54.9 billion in 2009-10, an increase of $301 million over 2008-09 results. General Fund spending was reduced by $8.7 billion from 2009 services levels.

The most significant actions recommended in the Enacted Budget Financial Plan to restrain General Fund spending included the following:

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A reduction of $2.0 billion in Medicaid/HCRA spending through cost-containment measures, including rate reductions; updating the base year on which rates are calculated; re-establishing certain industry assessments; financing a greater share of Medicaid spending through HCRA; eliminating a planned human services Cost-of- Living Adjustment (“COLA”) in 2009-10; and other targeted public health and aging reductions. In addition, the Enacted Budget authorized savings actions to fully eliminate the HCRA operating deficit, including an increase in the Covered Lives Assessment, instituting a tax on for-profit Health Maintenance Organizations (“HMOs”), and increasing certain surcharges;

•

A reduction of $1.7 billion in STAR spending by eliminating the Middle-class STAR program (but maintaining the STAR exemption program that would continue to provide tax relief); reducing the personal income tax credit for New York City taxpayers; and adjusting the timing of reimbursement to New York City;

•

A reduction of $948 million in School Aid spending on a State fiscal year basis by maintaining selected aids at 2008-09 school year levels; extending the phase-in of foundation aid and the Universal Pre-Kindergarten (“UPK”) program from four to seven years; and authorizing additional lottery games that would increase projected resources available to education;

•

A reduction of $392 million in mental hygiene spending by eliminating a cost-of-living increase for providers; instituting programmatic reforms to align reimbursement with actual costs (including closing, consolidating, and restructuring facility operations, thereby reducing the planned workforce by 865 positions); maximizing available Federal aid; and other measures;

•

A reduction of $252 million in higher education spending through tuition increases at public universities approved by the State University of New York (“SUNY”) and CUNY Boards of Trustee; reducing support for the four statutory colleges at Cornell University and the College of Ceramics at Alfred University; assessments on the SUNY and CUNY research foundations; inclusion of public sector pension income in Tuition Assistance Program (“TAP”) determinations; and other savings;

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A reduction of $217 million in public safety spending by closing three prison camps and various annexes in correctional facilities; improving parolee release and violation processes; eliminating farm operations at correctional facilities; reducing programs for inmates; and other operational changes;

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A $192 million reduction of human services spending by increasing the level of Federal funding that local districts are required to spend on child welfare services, eliminating the human services COLA; lowering reimbursement for optional, community-based preventative services; closing or downsizing 11 underutilized facilities (8 residential facilities and 3 non-residential facilities); and other measures;

•

A reduction of $152 million in transportation spending by reducing the General Fund subsidy to the Dedicated Highway and Bridge Trust Fund (“DHBTF”) (which was to be made possible by an increase in certain fees) and to transit systems; and lowering spending on Department of Transportation (“DOT”) operations consistent with overall reduction in planned capital activities;

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A reduction of $134 million in member item funding by eliminating deposits into the Community Projects Fund for the Governor and Assembly that had been authorized in prior years. The Enacted Budget included $170 million in new member item deposits split equally between the Senate and Assembly. The new legislative deposits were scheduled to be made in 2010-11 and 2011-12. The Governor had not accepted any new member-item funding as of May 2009;

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A reduction of $97 million in local government aid by holding aid and incentive payments for cities, towns, and villages outside of New York City at 2008-09 levels; reducing VLT aid; and other measures; and

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A reduction of $28 million in other education aid by reducing funding for, among other things, attendance-taking requirements at non-public schools, library aid, prior-year claims, and supplemental funding for certain after-school programs.

The gap-closing plan counted on savings from instituting the WRP. The WRP was to reduce the State Executive Branch workforce by approximately 8,700 unionized employees through attritions, layoffs, and abolitions of funded vacancies. These reductions were to be in addition to those that the DOB expected to result from the facility closures and other actions affecting the workforce that were approved in this budget.

The Executive Budget had proposed achieving workforce savings without a substantial reduction in force through, among other things, the elimination of a planned 3 percent general salary increase for State employees in 2009-10 and a one-week wage deferral payable upon separation from State service. The State’s public employee unions rejected the proposals. Pursuant to the Governor’s directive, most non-unionized “management/confidential” employees in 2009-10 were not slated to receive the planned general salary increase, merit awards, longevity payments, and performance advances and therefore were not slated to be subject to the layoffs required in the WRP.

The Enacted Budget Financial Plan was slated to finance a larger share of economic development projects with ongoing resources rather than with long-term debt, starting in fiscal year 2010-11, to help relieve pressure on the State’s statutory debt cap and realize debt service savings in future years. The determination to allocate the “pay-as-you-go resources” to economic development takes into account that projects in this area typically have above-average financing costs.

The Enacted Budget Financial Plan included a modest level of new initiatives in 2009-10, the costs of which were counted against the savings actions presented in the Financial Plan. The most significant initiatives included a new low-cost student loan program to which the State was scheduled to make an initial contribution of $50 million in 2009-10; extension of a program to assist homeowners facing foreclosure; an increase in the basic public assistance grant of 10 percent annually over the next three years; and additional funding for Health Care Equity and Affordability Law for New Yorkers (“HEAL-NY”), quality incentive pools for nursing homes and home care agencies, and other health initiatives.

Revenue Actions

The State has indicated that balancing the budget exclusively through spending reductions in 2009-10 would have required an extraordinary retrenchment in State services. Absent any actions to raise receipts, DOB estimated that General Fund spending would have had to be reduced by nearly $18 billion from the level required to meet existing commitments–and by almost $9 billion from 2008-09 results–to achieve a balanced budget in 2009-10. The State has indicated that spending reductions of this magnitude would be in direct conflict with Federal efforts to stimulate the economy during a severe recession, raise grave health and public safety concerns, and place additional pressure on local property taxes. Therefore, to maintain essential services and assist residents affected by the economic downturn, the Enacted Budget included a package of tax increases and other revenue enhancements to help close the budget gap and address the further deterioration in the revenue base.

The most significant actions included:

•

Temporary Personal Income Tax Increase ($3.9 billion): The Enacted Budget increases the State personal income tax rate for higher-income filers for a three-year period from tax year 2009 through tax year 2011. The Enacted Budget increases the rate for married couples filing jointly from 6.85 percent to 7.85 percent with incomes above $300,000 and to 8.97 percent for filers with incomes above $500,000;

•

Increased Utility Assessment ($557 million): The Enacted Budget increases the regulatory fee on public utilities, including electric, gas, and water. The action was expected to pay for State regulatory and management oversight by raising the fee from 1/3 of 1 percent to 1 percent of intrastate revenues, expanding the fee to include energy service companies, and establishing an additional 1 percent State energy and utility service conservation assessment, which is due to expire on March 31, 2014. In recognition of the competitive nature of the telecommunications industry, telecommunications utilities regulated under Public Service Law Section 18-A are exempted from this temporary assessment;

•

Bottle Bill ($115 million): The Enacted Budget expands the 5-cent deposit on carbonated beverages to include bottled water, and mandates that the State retain 80 percent of all unclaimed bottle deposits;

•

High-Income Itemized Deductions ($140 million): The Enacted Budget limits the ability of taxpayers with incomes over $1 million to reduce their tax liability by claiming itemized deductions. As of May 2009, taxpayers with incomes over $525,000 are allowed to claim 50 percent of the value of itemized deductions. To sustain philanthropic giving, charitable deductions are excluded from this provision and may still be claimed as itemized deductions for the purposes of State income taxes;

•

Empire Zones ($90 million): The Enacted Budget decertifies “shirt-changers” (that is, firms that change their names to maximize Zone benefits without providing any economic benefit) and firms producing less than $1 in actual investment and wages for every $1 in State tax incentives. Under the Enacted Budget, the Empire Zone program is due to sunset on June 30, 2010–one year earlier than in current law;

•

Non-LLC Partnerships ($50 million): The Enacted Budget imposes a new fee on non-LLC partnerships equal to fee amounts that apply as of May 2009 to LLCs. Fee amounts are expected to range from $1,900 to $4,500. Unlike LLCs, partnerships with New York-source gross income under $1 million would be exempt;

•	Transportation Services ($26 million): The Enacted Budget broadens the sales tax base to cover certain transportation-related services, such as limousine and black car services, but excludes taxis;

•

Beer/Wine Tax ($14 million): The Enacted Budget increases the excise tax on wine and beer. The tax on wine would increase from 18.9 cents per gallon to 30 cents per gallon, and the beer tax would increase from 11 cents per gallon to 14 cents per gallon. This translates into approximately 2 cents per bottle of wine and one and one-half cents per six pack of beer. These taxes were last increased in 1991, and are still among the lowest in the nation; and

•

License Plates ($129 million starting in 2010-11): Effective April 1, 2010, the license plate reissuance fee is increased from $15 to $25, with revenues directed to the General Fund. License plates were last reissued in 2001.

Other revenue actions included increases in the bond issuance charge for public authorities and industrial development agencies; fines related to certain motor vehicle violations; real property transfer fees paid whenever a deed is recorded; and fees for license suspension. The Financial Plan also included a potential franchise payment in 2011-12 related to the development of a new VLT facility. In addition, the Enacted Budget included $350 million in new authorization for the State’s film tax and television production credit, which is intended to help keep entertainment industry jobs in New York State.

The Enacted Budget Financial Plan did not include approximately $1.2 billion in tax and fee proposals that had been proposed in the Executive Budget. Extraordinary Federal aid was used to eliminate these tax proposals.

Non-Recurring Resources

The two-year gap-closing plan included approximately $1 billion in non-recurring resources in 2008-09 and a comparable amount in 2009-10. The 2008-09 gap had to be closed within a three-month period, which severely limited the types of savings measures that were possible.

The largest non-recurring actions over the two year period included:

•

Delay of the 53rd Medicaid Cycle Payment ($400 million): The 2009-10 fiscal year included 53 weekly cycle payments, compared to the typical 52 payments. This action delays the payment of a 53rd cycle until fiscal year 2011-12;

•

Increase Business Tax Prepayment ($333 million): This action increases the mandatory first installment of tax due from certain business taxpayers from 30 percent to 40 percent of the previous year’s tax liability. For most taxpayers, this installment is due in March with the filing of the previous year’s tax return. This will not change the amount of tax liability, but simply the timing of payments;

•

New York Power Authority Excess Resources ($476 million): This action authorizes the transfer of $476 million to the General Fund (of which $306 million was received in 2008-09 and $170 million is planned in 2009-10). Of this amount, $215 million represents funds that were reserved by NYPA to pay for the disposal of waste at a Federal repository. It was anticipated that NYPA would not need these funds for several years. The remaining transfer represents assets not anticipated to be necessary to meet NYPA’s short term operating, capital or debt service costs;

•

Equipment Financing ($104 million): This action authorizes the use of bond financing for eligible capital projects that were originally planned to be paid for with cash resources. DOB plans to make an annual determination on the financing for equipment, depending on Financial Plan needs, market conditions and debt management considerations; and

•

City University (no net impact): To realize the benefit of health care savings in the 2008-09 DRP that were applicable to the final quarter of the 2008-09 fiscal year, but where the cash savings would occur in 2009-10, the State adjusted its reimbursement schedule to New York City related to the City University. Certain payments that were due in the first quarter of 2009-10, but that had been budgeted in 2008-09, are scheduled to be made on their statutory due dates, not ahead of schedule. No net impact was expected over the two fiscal years.

Other non-recurring resources consist of transfers of existing fund balances, cost-recoveries for overpayments in prior years, and other routine transactions.

Extraordinary Federal Aid

The gap-closing plan included $6.15 billion in fiscal relief that the Federal government is providing to the State under ARRA to stabilize State finances and help prevent reductions in essential services. Direct Federal aid for fiscal relief consists of the increase in the Federal matching rate for eligible State Medicaid expenditures and funds provided through the SFSF to restore proposed reductions in education and higher education and to maintain other essential government services. By law, the direct Federal fiscal relief must be used effectively and expeditiously to promote economic recovery, and may not be allocated for other purposes, such as funding reserves or paying down debt.

The ARRA increased the Federal government contribution, or matching rate, on eligible State Medicaid expenditures for the period from October 1, 2008 through December 31, 2010. The FMAP benefit to the State in 2008-09 totaled $1.3 billion, and, as of May 2009, was projected at $3.7 billion in 2009-10. In the Financial Plan, every $1 increase in the Federal matching rate corresponded to a $1 decrease in required State support for Medicaid, thus creating General Fund fiscal relief. In addition, since all Federal Medicaid payments must flow through the State’s Financial Plan, the increase in FMAP was slated to result in an increase in the “pass-through” of more Federal aid to counties and New York City, which contribute to the financing of the State’s Medicaid program. This pass-through amount totaled $440 million in 2008-09 and was projected as of May 2009 at $1.4 billion in 2009-10.

As of May 2009, the SFSF was expected to provide $1.15 billion in fiscal relief in 2009-10. The SFSF consists of two parts: an Education Fund, which must be used to restore proposed reductions in education and higher education, and an Other Governmental Services Fund, which must be used to maintain essential government services. As of May 2009, direct Federal fiscal relief from the Education Fund was projected to total $876 million in 2009-10. As of May 2009, fiscal relief from the other Governmental Services Fund was expected to total $274 million in 2009-10. This aid adds $1.15 billion in spending to the All Funds budget.

Lastly, as of May 2009, a substantial amount of Federal aid was expected to flow to the State–and through the State Financial Plan to end recipients–that has no direct impact on the State’s budget gaps. In addition, Federal spending is affected by the timing of certain transactions, including the approval of State health care initiatives, and the Federal match on spending restorations authorized in the Enacted Budget. In 2009-10, the State expects to receive extraordinary Federal aid of approximately $4.6 billion. Extraordinary Federal aid increases the State’s All Funds budget, but has no relationship to the gap-closing plan. In addition, a substantial amount of other Federal aid that affects spending from Federal funds, but which has no impact on the budget gaps, is expected to pass through the State’s All Funds Financial Plan in 2009-10 and 2010-11. Most of this is related to the ARRA, but also reflects the timing of Federal aid payments, changes in distribution patterns, and other factors.

Spending Levels

As of May 2009, General Fund disbursements, including transfers to other funds, were expected to total $54.9 billion, an increase of $301 million (0.6 percent) from 2008-09 results. Projected General Fund spending has been reduced as of

May 2009 by $8.7 billion compared to the current-services forecast. State Operating Funds spending, which excludes Federal operating aid and capital spending, was projected to total $78.7 billion in 2009-10, an increase of $574 million (0.7 percent) over 2008-09 results. State Operating Funds spending in the Enacted Budget Financial Plan was reduced by $9.4 billion compared to the current-services forecast.

The Federal ARRA and other Federal aid were slated to substantially increase All Funds spending in 2009-10. In total, Federal aid was responsible for $7.2 billion of the projected All Funds increase above the Executive Budget proposal. In addition, growing costs in Medicaid caseload and utilization trends, which are directly related to the economic downturn, added an additional $1.4 billion in projected costs on an All Funds basis. Therefore, extraordinary Federal aid and accelerating Medicaid entitlement costs together comprised $8.6 billion of the projected total increase in All Funds spending.

Updated Budget Gaps (Before Actions)

As of November 2009, DOB now estimates that the General Fund has a budget gap of $3.2 billion in the 2009-10 fiscal year, an increase of $1.0 billion from the First Quarterly Update.(1) As of November 2009, the budget gap for 2010-11, which the Governor must address in his Executive Budget due in January 2010, is projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years are also estimated to be higher than in the First Quarterly Update, and are projected, as of November 2009, at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

The growth in the 2009-10 budget gap compared to the First Quarterly Update is mainly due to a reduction in estimated annual receipts from the personal income tax and business taxes, based on actual collections experience through the first half of fiscal year 2009-10, and updated economic information. In 2010-11 and thereafter, the increase in the budget gaps reflects the recurring impact of 2009-10 receipts reductions, as collections grow off a lower tax base, and increases in projected disbursements, especially for activities that are sensitive to the economic downturn (e.g., community college enrollment, pensions and fringe benefits, and reimbursement-based programs affected by accelerated claims from localities). As of November 2009, DOB expects to next revise its Financial Plan projections in January 2010 with the release of the 2010-11 Executive Budget.

Deficit Reduction Plan to Address 2009-10 Fiscal Year Gap

The Governor has proposed a Deficit Reduction Plan (“DRP”) to eliminate the $3.2 billion budget gap in 2009-2010. The Governor has called the Legislature into special session to be held in November 2009 to act on the proposals in the DRP that require legislative approval.

The proposed DRP consists of across-the-board reductions to most local aid programs ($1.3 billion); across-the-board reductions to State agency operating budgets ($500 million); enhanced audit and recovery activities in the areas of tax compliance and Medicaid fraud, including a tax amnesty program ($400 million); the transfer of available resources from the Battery Park City Authority ($300 million); a franchise payment for VLT development rights at Aqueduct Racetrack ($200 million); transfers of certain available resources from other funds of the State and public authorities ($175 million); and other actions ($200 million).

For presentation purposes, the DRP is divided into two parts: actions that can generally be implemented administratively by the Executive and actions that require the approval of the Legislature or other outside parties. The administrative actions, which DOB estimates total approximately $800 million, include the following:

•

Agency Operations Reductions: The Governor has ordered an 11 percent reduction to agency operating budgets. The reductions are expected to save approximately $450 million annually. These savings are reflected in the agency operating totals of the Updated Financial Plan. For the most part, the State agency reductions do not require legislative approval. The main exception is CUNY, which, because of the structure of its appropriations, requires the approval of the Legislature. However, to ensure treatment on parity with SUNY, the Financial Plan assumes that the CUNY reduction will be approved.

(1) The budget gap represents the difference between estimated disbursements and the resources expected to be available to pay for them.

•

Medicaid Fraud: The Governor has ordered the State Office of the Medicaid Inspector General to enhance activities to eliminate fraud, waste and abuse, with a goal of identifying an additional $150 million in savings in the 2009-10 fiscal year.

•

Debt Management: As of November 2009, the State is realizing savings compared to its debt service estimates from refundings, the use of Build America Bonds (“BABs”), and relatively low interest rates on its variable rate bonds.

•	18-A Assessment: This reflects an upward reestimate in the amount of revenue generated from an increased assessment on utilities enacted in 2009-10.

•	Workers’ Compensation Surplus Recapture: Certain insurers have indicated their intention to remit excess funds under legislation enacted as part of the 2009-10 Budget.

•	Dormant Funds: Certain moneys held in dormant accounts are to be made available to the General Fund.

Actions requiring approval of the Legislature or other outside parties are estimated to total approximately $2.3 billion and include:

•

Local Assistance Reductions: The DRP proposes a 10 percent reduction to all remaining, undisbursed local assistance spending in the 2009-10 fiscal year for most programs. School aid would be limited to 4.5 percent reduction of remaining undisbursed scheduled payments for the 2009-10 fiscal year (an annualized impact of 3 percent based on projected Enacted Budget 2009-10 full school year spending). This school aid reduction is to be achieved by a one-time Gap Elimination Adjustment (“GEA”), which results in a per-pupil reduction adjusted for school district wealth, student needs, and residential tax burden. The size of the GEA for high-needs districts is also to be limited to 1.4 percent of total General Fund expenditures. This is expected to result in a reduction of $686 million on a school year basis ($480 million in the 2009-10 fiscal year) from current levels. Reductions to the STAR program and to programs that would directly cause mandated cost shifts to New York City and counties were not recommended in the DRP.

•	Battery Park City Authority: The State would receive $300 million in excess revenues from the Authority. This is subject to agreement with New York City and the Authority.

•

Tax Audit/Amnesty: An amnesty program would partially forgive accrued penalty and interest on long-outstanding State tax liabilities in order to encourage individuals to resolve unpaid claims. For assessments between three years and six years overdue, penalty and interest would be reduced by 50 percent. For assessments overdue more than six years, penalty and interest would be reduced by 80 percent.

•

VLT Franchise Payment: The DRP assumes that the winning Aqueduct VLT bidder will make a franchise payment of at least $200 million in the 2009-10 fiscal year. The Financial Plan had assumed that this payment would be made in 2010-11.

•	Regional Greenhouse Gas Initiative (“RGGI”): This proposal would transfer $90 million in RGGI proceeds and $10 million from the Environmental Protection Fund (“EPF”) to the General Fund.

•	Dormitory Authority: The State would receive $26 million from the Authority.

•

Other Actions: This includes a number of potential actions that may be implemented to achieve savings in the 2009-10 fiscal year. Potential actions include the in-sourcing of information technology activities pursuant to legislation to modernize civil service rules; further controls on specific agency activities; the use of funds currently earmarked for debt management purposes; and other initiatives. DOB believes that savings of approximately $150 million from these or comparable actions, some of which require legislative approval, can be achieved in the 2009-10 fiscal year.

DOB estimates that approximately $2.3 billion of the $3.2 billion in DRP proposals (or approximately 75 percent) will require the approval of the Legislature or other levels of government, or both. These include the reductions to local aid programs, use of authority resources, authorization for the tax amnesty program, and approval of the VLT franchise payment. DOB expects that approximately $800 million in DRP actions, including most of the reductions in State agency operations (with the exception of CUNY), can be implemented administratively.

The four-year Financial Plan projections by agency and Financial Plan category set forth in the Updated Financial Plan reflect only the impact of DRP actions that DOB believes can be implemented administratively. Actions that require the approval of the Legislature or other parties, such as the proposed reductions in local assistance spending, are not reflected in the detailed projections, but only displayed as a potential benefit in closing the 2009-10 fiscal year deficit.

DOB expects to reflect the multi-year impact of any DRP actions approved by the Legislature or other outside parties in the updated Financial Plan projections that will accompany the 2010-11 Executive Budget.

Recent Operating Results and Cash Position

As of November 2009, the State’s cash position continues to be a significant concern. General Fund operating results through September 2009 appear better than projected in the First Quarterly Update, but this was due to management actions to maintain adequate operating margins and routine variances in the timing of disbursements that are not expected to affect annual spending levels. For example, as of November 2009, the State plans to make its contribution of approximately $960 million to the State Retirement System on March 1, 2010, the statutory payment date, rather than in September 2009, as it had originally planned. Excluding the impact of cash management actions and routine timing variances, DOB estimates that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels.

The Enacted Budget provides authorization for the General Fund to borrow resources temporarily from other funds in the State’s Short-Term Investment Pool (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. Through the first six months of 2009-10, the General Fund used this authorization to meet certain payment obligations in May, June, and September 2009. In each case, the STIP loans were repaid by the end of the month. As of November 2009, DOB expected that the General Fund would continue to rely on this borrowing authority at times during the remainder of the 2009-10 fiscal year. As of November 2009, the cashflow forecast projects that, if no action is taken by the Legislature on the DRP in November 2009, the General Fund will end November 2009 with a negative balance of approximately $150 million, and December 2009 with a negative balance of approximately $1.1 billion. As of November 2009, DOB expects the General Fund will return to a positive month-end balance in January 2010, reflecting the timing of personal income tax receipts.

The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). However, as of November 2009, the available balances on hand in STIP have declined compared to recent years and DOB believes that during the period from Mid-December 2009 to early January 2010, available daily balances in STIP may not be sufficient to make scheduled payments. As of November 2009, the cashflow forecast projects that the governmental funds closing balance, absent action on the DRP, will approach zero at the end of December 2009. DOB estimates that this balance could improve by $200 million to $400 million if the Legislature enacted the DRP, as proposed, in Mid-November 2009.

As of November 2009, DOB has indicated that it will continue to closely monitor and manage the General Fund cash flow during the remaining months of the 20091-10 fiscal year and expects to continue to take cash-management actions, such as altering the timing of discretionary payments, in an effort to maintain adequate operating balances. In addition, as of November 2009, the State has indicated that it is reserving money to make the debt service payments scheduled for November and December 2009 that are financed with General Fund resources. DOB has indicated that it plans to again reserve money in January 2010 for payments due in the final quarter of the 2009-10 fiscal year. As of November 2009, money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

The Structural Budget Gap

As of November 2009, the State has indicated that the incremental increases in the General Fund budget gaps identified in recent quarterly updates are largely due to reductions in projected receipts. However, sustained growth in spending commitments in major programs and activities over the four-year Financial Plan period is the principal contributor to the State’s long-term structural budget gaps. The State-financed portion of the budget has grown faster than both personal income and inflation during the period from fiscal years 2000-01 to 2009-10, and is projected to do so over fiscal years 2009-10 to 2012-13, absent measures to control spending. From 2009-10 through 2012-13, General Fund disbursements are projected to increase at an average annual rate of approximately 8.0 percent; State Operating Funds disbursements, which capture activity in State special revenue funds and debt service funds, as well as the General Fund, are projected to increase at 6.3 percent annually(2). In comparison, State tax receipts over the plan period are projected to

(2) Adjusted to exclude the impact of Federal stimulus funding. The unadjusted growth rates are approximately 11 percent in the General Fund and 8.4 percent in State Operating Funds.

grow at 3.9 percent annually, consistent with DOB’s economic forecast for the recession and recovery. Accordingly, it is expected that the 2010-11 Executive Budget will propose substantial reductions in State spending commitments.

2009-10 Projected General Fund Closing Balance

As of November 2009, DOB estimates that the General Fund will end the 2009-10 fiscal year with a balance of $1.4 billion, essentially unchanged from the First Quarterly Update. The estimate assumes the successful implementation of the DRP to eliminate the 2009-10 budget gap (now estimated at $3.2 billion) without the use of existing reserves. Money currently identified for debt reduction may be used as part of the DRP, which would reduce the closing balance.

The estimated closing balance, assuming successful actions to close the 2009-10 gap, includes $1.0 billion in the State’s Tax Stabilization Reserve, which can be used to finance an unanticipated deficit at the end of the fiscal year, $175 million in the Rainy Day Reserve, which can be used to respond to an economic downturn if certain criteria are met, $72 million in the Community Projects Fund, which is reserved to finance existing “member item” initiatives, $73 million for debt management purposes, and $21 million in the Contingency Reserve Fund for litigation risks.

General Fund Operating Results

General Fund operating results through September 2009 were $710 million better than projected in the First Quarterly Update, but this was due primarily to management actions to maintain adequate operating margins and routine variances in the timing of disbursements that are not expected to affect annual spending levels. The most significant action was to change the State’s planned contribution of approximately $960 million to the State Retirement System to March 1, 2010, the statutory payment date, from September 2009, where it was originally planned. Excluding the impact of management actions and timing variances, DOB estimates that the General Fund operating results through September 2009 would have been approximately $700 million to $800 million below planned levels.

Through September 2009, General Fund tax receipts including transfers were $763 million below the projections included in the First Quarterly Update and $2.4 billion below the initial projections. Lower personal income tax revenue represents nearly all of the variance from Plan. This decline was partly offset by higher non-tax revenue.

Spending results through September 2009 were below the forecast set forth in both the First Quarterly Update ($1.3 billion) and the Enacted Budget ($1.9 billion). The majority of the spending variances reflect management actions and routine changes in the expected timing of payments. The most significant variances include:

•	The decision to hold the State’s pension payment ($846 million), as well as the Judiciary pension payment ($113 million), until March 1, 2010.

•	Payments related to the NYSCOPBA collective bargaining settlements (including retroactive payments) that were planned in September but did not occur until October ($258 million).

•	A public assistance payment ($170 million) that was expected at the end of September, but not processed until October 1.

Additional information on operating results and explanations on variances are provided below.

Summary of General Fund Receipts Variance from Plan

The variance in personal income tax collections was comprised of lower than expected withholding ($221 million); estimated payments ($564 million) due to greater-than expected weakness in both the base and the temporary surcharge on high-income taxpayers; other payments ($22 million); and higher than planned refunds ($2 million). These negative variances were partially offset by a net positive variance of $40 million resulting from the Revenue Bond Tax Fund (“RBTF”) dedication and subsequent post debt-service transfer to the General Fund.

The user taxes and fees shortfall was due to the sales tax ($75 million) as the result of a significant decline in consumer demand. This was partially offset by positive variances in cigarette, tobacco, and alcoholic beverage taxes and fees totaling $21 million and a net positive variance of $15 million resulting from the Local Government Assistance Corporation (“LGAC”) dedication and subsequent post debt-service transfer to the General Fund.

Business tax receipts were $41 million below forecast as a result of lower gross receipts ($171 million) driven by weaker than expected calendar filer estimated payments in September 2009, particularly for both the corporate franchise tax and the bank tax. This variance is partly offset by favorable timing-related variances in audit collections and refunds totaling $130 million. This is primarily due to collections from a financial services audit that was expected to be received later in the fiscal year.

The above declines were partly offset by higher collections for estate tax receipts ($48 million); 18-A utility assessments ($45 million); abandoned property ($41 million); and various fees and reimbursements. These increases are partly offset by the delay of planned fund sweeps ($80 million) and lower than-expected Bottle Bill receipts ($29 million).

Summary of General Fund Spending Variances from Plan

Local Assistance spending through September 2009 totaled $16.1 billion, consistent with the First Quarterly Update. Higher than planned spending for school aid, including the UPK program and the Board of Cooperative Educational Services ($88 million), and Medicaid, due to higher-than-projected weekly cycle payments ($65 million), was offset by the timing of a public assistance payment originally scheduled for September 2009 ($170 million) which was delayed until October 2009.

Personal Service spending was lower due to the processing of the NYSCOPBA collective bargaining settlement ($258 million). Non-personal service spending was lower in the areas of Corrections ($29 million), SUNY ($21 million), and public health ($18 million). General Service Charge (“GSC”) spending was lower due to the movement of the pension payment. Transfers to Other Funds were lower than planned due mostly to the timing of the State-share of Medicaid reimbursements for State-operated facilities and mental hygiene programs.

General Fund Annual Change

Through September 2009, receipts were $4.2 billion, or 14.3 percent, below the same period in 2008. This annual decline is almost entirely attributable to the drop in personal income tax collections ($4.2 billion), as well as lower sales tax collections.

As of September 2009, spending was $1.8 billion, or 6.8 percent, lower than the prior year. This is due primarily to the timing of the pension payment; reductions in Medicaid spending resulting from the FMAP increase that lowers State spending; ongoing efforts to reduce agency operational spending; and reductions in transfers to other funds to support capital projects spending and State share Medicaid costs. These declines are partly offset by expected growth in school aid, higher education, and mental hygiene spending.

All Governmental Funds

All Funds receipts through September 2009 fell below the First Quarterly Update projections by $2.4 billion due to the decline in tax receipts described above, as well as $1.9 billion in lower Federal grants due to the timing of reimbursements.

State Operating Funds spending was $1.3 billion below the First Quarterly Update projections due almost entirely to the General Fund spending variances described above and lower debt service spending resulting from refundings and lower interest rates on variable rate bonds.

Capital Projects spending was below the First Quarterly Update projections due to delayed spending in the areas of Housing and Community Renewal, Environmental Conservation and Health and Social Welfare. The Federal Operating variance is largely attributable to slower-than-expected spending of Federal ARRA funds for education.

2009-10 FINANCIAL PLAN DISBURSEMENTS FORECAST

The spending forecast as of May 2009 for each of the State’s major financial plan categories follows. Projected current-services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions, and changes in Federal law. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

As of May 2009, General Fund disbursements, including transfers to other funds, were projected to total $54.9 billion in 2009-10, an increase of $301 million from 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, was projected to total $78.7 billion in 2009-10. The General Fund and State Operating Funds spending totals are reduced by the increase in FMAP. The projected receipt of extraordinary Federal aid in 2009-10 adds approximately $7.2 billion to the All Funds projected spending total.

Grants to Local Governments

Grants to Local Governments (“Local Assistance”) include payments to local governments, school districts, health care providers, and other local entities, as well as certain financial assistance to, or on behalf of, individuals, families, and nonprofit organizations. Local Assistance comprises 71 percent of All Funds spending.

In 2009-10, All Funds spending for local assistance was proposed, as of May 2009, to total $93.2 billion. Total spending is comprised of State aid to medical assistance providers and public health programs ($40.5 billion); State aid for education, including to school districts, universities, and tuition assistance ($34.3 billion); temporary and disability assistance ($4.8 billion); mental hygiene programs ($3.9 billion); transportation ($3.1 billion); children and family services ($2.7 billion); and local government assistance ($1.1 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State Operations

As of May 2009, State Operations spending was for personal service and non-personal service costs. Personal service costs, which account for approximately two-thirds of State Operations spending, include salaries of State employees of the Executive Branch, Legislature, and Judiciary, as well as overtime payments and costs for temporary employees. Non-personal service costs, which account for the remaining one-third of State Operations, represent other operating costs of State agencies, including real estate rental, utilities, contractual payments (i.e., consultants, information technology and professional business services), supplies and materials, equipment, telephone service and employee travel.

Approximately 93 percent of the State workforce is unionized. The largest unions include CSEA, which primarily represents office support staff and administrative personnel, machine operators, skilled trade workers, and therapeutic and custodial care staff; PEF, which primarily represents professional and technical personnel (i.e., attorneys, nurses, accountants, social workers, and institution teachers); UUP, which represents faculty and non-teaching professional staff within the State University system; and NYSCOPBA, which represents security personnel (correction officers, safety and security officers).

The State workforce subject to Executive control (i.e., OSC, Law, SUNY/CUNY, and excluding the Legislature, Judiciary, and contractual labor), was projected as of May 2009 to total 128,803 full-time employees (“FTEs”) in 2009-10, a decrease of 7,687 from 2008-09 levels. Decreases are expected in nearly all agencies, mainly as a result of facility closures and the WRP.

As of May 2009, State Operations spending, which was projected to total $19.9 billion in 2009-10, financed the costs of Executive agencies ($17.8 billion), and the Legislature and Judiciary ($2.1 billion). The largest agencies in dollar terms and staffing levels include SUNY ($5.3 billion; 40,609 FTEs), Correctional Services ($2.4 billion; 29,175 FTEs), Mental Hygiene ($3.1 billion; 38,160 FTEs), DOH ($800 million; 5,441 FTEs), and State Police ($715 million; 5,607 FTEs).

State Operations spending by category, based upon prior year spending trends, is allocated among employee regular salaries (69 percent), overtime payments (3 percent), contractual services (19 percent), supplies and materials (4 percent), equipment (2 percent), employee travel (1 percent), and other operational costs (2 percent).

The State Operating Funds spending increase of $373 million (2.4 percent) in State Operations is primarily driven by a reserve to finance potential collective bargaining agreements with unsettled unions ($424 million), SUNY ($300 million), State Police ($86 million), Department of Taxation and Finance ($47 million), and stem cell research ($38 million) offset by a planned workforce reduction and a decline in State share Medicaid payments to State-owned mental hygiene facilities due to increased Federal Medicaid participation.

General State Charges

General State Charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, Social Security, health insurance, workers’ compensation and unemployment insurance. Fixed costs include State taxes paid to local governments for certain State-owned lands, and payments related to lawsuits against the State and its public officers.

For most agencies, employee fringe benefit costs are paid centrally from appropriations made to General State Charges. These centrally-paid fringe benefit costs represent the majority of General State Charges spending. However, certain agencies, such as the Judiciary and SUNY, directly pay all or a portion of their employees’ fringe benefit costs from their respective budgets. Employee fringe benefits paid through the General State Charges account are paid from the General Fund in the first instance and then partially reimbursed by revenue collected from fringe benefit assessments on Federal funds and other special revenue accounts. The funding source of fringe benefit costs directly paid by certain agencies is dependent on the respective agencies’ funding sources. Fixed costs are paid in full by General Fund revenues from the General State Charges account.

As of May 2009, All Funds spending on General State Charges was expected to total $5.7 billion in 2009-10, and included health insurance spending for employees ($1.7 billion) and retirees ($1.1 billion), pensions ($1.1 billion) and Social Security ($962 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (i.e., the Empire State Development Corporation (“ESDC”), the Dormitory Authority of the State of New York (“DASNY”), and the Thruway Authority (“TA”), subject to an appropriation). Depending on the credit structure, debt service is financed through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

As of May 2009, All Funds debt service was projected at $5.1 billion in 2009-10, of which $1.8 billion was to be paid from the General Fund through transfers and $3.4 billion from other State funds. The General Fund transfer primarily finances debt service payments on general obligation and service contract bonds. Debt service is paid directly from other State funds for the State’s revenue bonds, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and mental health facilities bonds.

The Enacted Budget Financial Plan includes $12 million in savings from debt management actions. Legislation was enacted to provide greater flexibility in administering the Personal Income Tax Revenue Bond program by permitting DASNY and ESDC to issue bonds for any authorized Personal Income Tax Revenue Bond purpose. This was expected to result in improved scheduling and sizing for Personal Income Tax Revenue Bond sales, producing savings through efficiencies in bond pricing and administration. Administrative actions to reduce costs were to be continued. These included a goal of selling 25 percent of bonds on a competitive basis, market conditions permitting, and maximizing refunding opportunities, including through consolidated service contract structures.

Capital Projects

The Capital Projects Fund Group accounts for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. Spending from appropriations made from over 30 capital projects funds are financed from four sources: annual State taxes or dedicated miscellaneous receipts, grants from the Federal government, the proceeds of notes or bonds issued pursuant to general obligation bond acts which are approved by the State voters, and the proceeds of notes or bonds issued by public authorities pursuant to legal authorization for State capital spending.

As of May 2009, All Funds capital spending was expected to total $8.8 billion in 2009-10. Transportation spending, primarily for improvements and maintenance to the State’s highways and bridges, continued to account for the largest share (51 percent) of this total. The balance of projected spending was slated to support capital investments in the areas of economic development (14 percent), education (11 percent), mental hygiene and public protection (7 percent), and parks and the environment (10 percent). The remainder of projected capital projects spending was spread across health and social welfare, general government and other areas (7 percent). As of May 2009, State funds were expected to increase by $937 million, or 19 percent, primarily attributable to changes in transportation spending for the Five-Year Capital Plan ($200 million), education spending for SUNY and infrastructure improvements for private colleges and universities ($295 million), and economic development for previously authorized projects ($195 million). Federal ARRA funds represented 98 percent of the annual change in Federal spending. These funds were projected to increase Federal spending by $1.0 billion, providing significant investments in the State’s capital infrastructure. Nearly half of this amount was slated to be directed to DOT for infrastructure improvement.

Other Financing Sources/(Uses)

As of May 2009, the most significant General Fund transfers to other funds in 2009-10 included transfers for State share Medicaid ($2.4 billion), general debt service ($1.8 billion), and capital projects ($551 million, including $168 million for Pay-As-You-Go (“PAYGO”) projects and a $383 million subsidy to the DHBTF). Judiciary funding included money transferred to the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund ($149 million). Also included in General Fund transfers to other funds were transfers representing payments for patients residing in State-operated health and SUNY facilities ($193 million), and SUNY hospital subsidy payments ($135 million).

In Special Revenue Funds, transfers to other funds included transfers to the Debt Service Funds representing the Federal share of Medicaid payments for patients residing in State-operated health and mental hygiene facilities and community homes, and patients at SUNY hospitals ($3.5 billion), a transfer from HCRA to the Capital Projects Fund to finance anticipated non-bondable spending for HEAL-NY ($140 million) and transfer of monies from several Special Revenue accounts in excess of spending requirements ($1.0 billion).

Capital Projects funds transfers included transfers to the General Debt Service Fund from the DHBTF ($1.0 billion), and transfers from the Hazardous Waste Remedial Fund ($27 million), and the Environmental Protection Fund ($95 million), to the General Fund.

Debt Service Fund transfers to the General Fund included tax receipts in excess of debt service requirements for general obligation, LGAC and Personal Income Tax Revenue Bonds ($10.4 billion). Transfers to Special Revenue Funds represented receipts in excess of lease/purchase obligations that are used to finance a portion of the operating expenses for DOH, mental hygiene, and SUNY ($3.8 billion).

General Fund Disbursements Revisions

As of November 2009, General Fund disbursements, including transfers to other funds, are estimated to total $54.6 billion in the 2009-10 fiscal year, a decrease of approximately $450 million from the First Quarterly Update. Revisions to the operating forecast, based on updated information, have increased estimated spending by approximately $100 million, but these changes are more than offset by the expected implementation of the administrative spending reductions in the DRP (e.g., reductions in State agency operating spending, Medicaid fraud savings and debt management):

•	Health Care (including Medicaid): Changes in this area comprise the most significant spending revisions across the plan period and include the following:

•

The State reimburses counties for services under the General Public Health Works (“GPHW “) and Early Intervention (“EI”) programs, on a formula basis. As of November 2009, based on a review of prior-year claims and recent service trends, cost estimates have increased for these programs ($35 million in 2009-10; $105 million in 2010-11; $125 million in 2011-12, and $170 million in 2012-13).

•

The Health Care Reform Act (“HCRA”) is expected to provide additional financing of State Medicaid costs that would otherwise have been paid for by the General Fund ($37 million in 2009-10; $3 million in 2010-11; $18 million in 2011-12, and $61 million in 2012-13) based on revised operating projections.

•

As of November 2009, Securing Federal approval of a State Plan Amendment related to certain long-term care initiatives is now expected to occur too late to provide savings in the 2009-10 fiscal year, but is expected to provide savings next year, if approved (a cost of $29 million in 2009-10 and savings of $29 million in 2010- 11).

•

Other revisions to the health care forecast over the Plan period include: additional costs in 2009-10 for the payment of prior-year liabilities under the human services cost-of-living adjustment ($27 million); increased spending for the Family Health Plus (“FHP”) Employer Buy-In program to provide premium subsidy payments for child care workers ($8 million in 2010-11; $16 million in 2011-12; and $14 million in 2012-13); annual reductions attributable to projected Medicaid costs for services provided through the mental hygiene system ($70 million in 2009-10; $57 million in 2010-11; and $20 million annually thereafter); and elimination of budgeted savings from a proposed assessment on out-of-State insurers that was ultimately not approved by the Legislature ($135 million annually starting in 2010-11).

•

Higher Education: As of November 2009, the impact of the current economic recession is evident in recent upward trends in student enrollment in the State University of New York (“SUNY”) and CUNY community colleges. This is expected to result in higher base aid provided by the State to these institutions ($51 million in 2010-11; and $62 million in both 2011-12 and 2012-13). Similarly, increased spending under the Tuition Assistance Program (“TAP”)

grant award program is expected due to the increased enrollment in institutions of higher education ($23 million in 2009-10; $53 million in 2010-11; and $6 million in both 2011-12 and 2012-13). In addition, SUNY and CUNY senior college operational costs in the outyears of the Financial Plan are projected to exceed the estimates in the First Quarterly Update primarily due to higher fringe benefit costs.

•

Criminal Justice: Projected spending for the Department of Correctional Services and Division of Parole has been revised across the plan period to reflect efforts to achieve savings through alternatives to proposed layoffs.

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School Aid: The September 2009 update to the school aid database resulted in higher projected costs of $75 million in 2010-11, based on additional claims filed since the May 2009 update, and updated wealth and demographic information reported by school districts. These additional costs are primarily driven by growth in foundation aid and special education aid, with supplemental claims from New York City representing nearly 70 percent of the increased fiscal year liability. Based on statute, additional school year obligations from 2009-10 and earlier years are to be paid in State fiscal year 2010-11. As in prior years, the updated school district data and additional claims have resulted in a significant cost increase to the State’s multi-year Financial Plan, subsequent to the Enacted Budget agreements.

•

Transportation: The General Fund subsidy provided to DHBTF has been revised across the plan period as a result of changes in estimated spending levels for projects, debt service costs, available bond proceeds, and other receipts.

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Mental Hygiene: The 2009-10 and 2010-11 savings primarily reflect efforts to reduce non-personal service costs by 11 percent and reduce workforce costs from the ongoing hiring freeze and severance plan. Higher costs beginning in 2010-11 are expected as a result of a rise in fringe benefit and indirect costs.

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GSCs: In 2010-11, the State’s contribution to the New York State and Local Employees’ Retirement System and the New York State and Local Police and Fire Retirement System is slated to increase approximately 55 percent above the 2009-10 fiscal year level, with large increases projected for future years as well. Additional costs above the First Quarterly Update forecast have been included as a result of an increase in the 2010-11 employer contribution rates from the original forecast provided by the Office of the State Comptroller. In addition, as of November 2009, the State plans to make its pension contribution on March 1, 2010, rather than September 2009. The estimated cost of not pre-paying the contribution is approximately $30 million. The State also plans to make its 2010-11 contribution in March 2011, rather than pre-paying it, which results in additional 2010-11 costs of approximately $50 million.

Other changes to the GSC forecast of spending include additional costs for taxes on State-owned lands in 2009-10 as well as multi-year revisions to the forecast for health insurance costs for State employees and retirees, fixed costs and fringe benefit escrow receipts.

•

Other Spending Revisions: As of November 2009, revisions based on recent program trends and operating results to date have been made in numerous programs and activities, including environmental protection, social services, disaster assistance, economic development, general government, and local government aid. The most noteworthy multi-year changes include lower than projected child welfare services spending; additional State spending to replace or compensate for reductions in available Federal Temporary Assistance for Needy Families moneys for ongoing welfare programs, including summer youth employment, supplemental homeless intervention, supportive housing for families, wage subsidy and wheels to work; higher than anticipated court security contract payments and fringe benefit costs for the Judiciary; and additional spending under the Back-to-School Assistance program, which was financed entirely through a private donation and Federal resources (reflected in miscellaneous receipts).

Annual Spending Growth

The annual growth in State Operating Funds and All Funds disbursements is significantly affected by the Mobility Tax, enacted in the first quarter of fiscal year 2009-10. This revenue source is collected by the State on behalf of, and disbursed in its entirety to, the Metropolitan Transportation Authority (“MTA”). Due to the requirements of the enabling legislation, as of November 2009, the tax is reflected in the State’s operating funds, increasing both receipts and disbursements by $1.6 billion. Excluding the new tax, as of November 2009, State Operating Funds disbursements in 2009-10 are projected to grow by two-tenths of one percent compared to 2008- 09.

As of November 2009, General Fund disbursements, including transfers to other funds, are projected at $54.6 billion in 2009-10, unchanged from 2008-09. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by $1.8 billion (2.3 percent) and total $80.0 billion in 2009-10 (with the new MTA tax). All Governmental Funds spending, the broadest measure of spending that includes State

Operating Funds, capital spending, and Federal grants, is projected to total $133.2 billion in 2009-10, an increase of $11.6 billion. Three-quarters of the All Funds increase is attributable to growth in Federal aid.

Updated All Funds Disbursements Projections

As of November 2009, All Funds spending is projected to total $133.2 billion in 2009-10, a decline of $284 million from the First Quarterly Update. Higher expected spending on an All Funds basis primarily for health care, welfare, mental hygiene, and criminal justice, is more than offset by expected administrative DRP actions.

State Operating Funds Budget

As of November 2009, the changes to the State Operating Funds forecast primarily reflect the General Fund revisions and DRP actions described earlier, which are partially offset by reductions in Other State Funds spending, the largest being STAR. Other changes include revisions to public health and stem cell research based upon activity and spending trends to date.

Capital Budget

As of November 2009, capital spending is projected to total $8.1 billion in 2009-10, a decrease of $402 million from the First Quarterly Update. This reflects a timing re-estimate regarding Federal spending on transportation projects supported by ARRA funds, as well as revised spending estimates in several New York State Economic Development programs. The capital spending projections conform to the reporting of actual results in the State’s cash basis of accounting.

Federal Operating Budget

As of November 2009, DOB has increased the annual estimate for Federal Operating spending by over $600 million compared to the First Quarterly Update. The changes are largely driven by an increase in Medicaid costs resulting from higher than projected utilization, and increased spending for the Back-to-School Assistance program supported by ARRA funds.

OUTYEAR PROJECTIONS

The outyear forecast for 2010-11 is based on assumptions of economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities. DOB believes the estimates of annual change in receipts and disbursements that constitute the current-services gap forecast are based on reasonable assumptions and methodologies.

As of November 2009, DOB projects budget gaps of $6.4 billion in 2010-11, $14.3 billion in 2011-12, and $19.1 billion in 2012-13. The projected budget gaps reflect the recurring benefit of administrative actions expected to be taken as part of the 2009-10 DRP, but not any potential recurring savings from DRP actions that require the approval of the Legislature or other parties outside the Executive’s control.

As of November 2009, General Fund spending is projected to grow at an average annual rate of 11.1 percent from 2009-10 through 2012-13. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower Federal matching rate for Medicaid expenditures on January 1, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2009-10 and 2010-11, General Fund spending is expected to grow at approximately 8.0 percent on a compound annual basis. The spending growth is driven by, among other things, Medicaid, including the State-financed cap on local Medicaid spending; pensions; education; employee and retiree health benefits; and human services programs.

The receipts growth over the plan period is consistent with DOB’s economic forecast for the recession and recovery. The temporary personal income tax increase, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12.

In evaluating the State’s operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future fiscal condition is likely to diminish further into the planning period. Accordingly, in terms of the outyear projections, 2010-11 is the most relevant from a planning perspective, since any gap in that year must be closed with the next Executive Budget and the variability of the estimates is likely to be less than in later years. The State will provide quarterly revisions to its multi-year estimates.

OUTYEAR RECEIPTS/PROJECTIONS

Overview of Revenue Situation

The economic slowdown has broadened to virtually every sector of the New York State economy except for education, health care and social assistance. As a result, as of May 2009, DOB anticipated that weaker employment, declining corporate earnings, reduced household spending and lower real estate activity would negatively impact State revenue in 2009-10.

Base receipt growth over the period 2006-07 to 2008-09, supported by a strong financial services sector and real estate market, averaged 5.3 percent. However, as of May 2009, the decline in economic activity was estimated to negatively impact receipt growth for 2009-10 and 2010-11. As a result, base tax receipts (adjusting for law changes) were expected to fall 6.5 percent in 2009-10 and grow by 4.8 percent in 2010-11.

The negative impact of the depressed equity and real estate markets on the State’s economy in general and the financial services industry in particular is expected to result in major declines in bonus payouts during the 2009-10 fiscal year (down 20 percent from prior year) and reduced growth in business tax receipts over the remaining years of the Financial Plan.

The volatile real estate and financial markets represent even greater risks to revenues due to the high concentration of taxable income among a relatively small segment of the taxpaying population.

The decline in the residential housing market is projected to largely eliminate the surge in taxable capital gains realizations associated with real estate sales that characterized the last few years.

As of May 2009, the economy was expected to continue to decline, and as a result, 2009-10 growth in personal income tax withholding and sales tax collections was projected to be weak absent the legislation enacted with the Budget.

The combined impact of the declining real estate and financial markets and the deepening recession was expected to result in estimated declines in personal income tax liability of 9.8 percent in the 2008 tax year, and 11.7 percent in the 2009 tax year, before the impact of the temporary rate increase effective in 2009.

The broadening impact of the economic slowdown has reduced consumption of durable goods, non-durable goods and taxable services. In addition, the outlook for the nominal value of cars purchased and disposable income have deteriorated, all negatively impacting growth in the sales tax revenue base.

The large audit settlements associated with financial service industry firms continued into 2008-09 but are expected to be largely concluded before 2009-10, and this loss of resources must be compensated for by other tax compliance actions included with the Budget.

Fiscal Year 2009-10 Overview

As of May 2009, total All Funds receipts were expected to total nearly $130.6 billion, an increase of $11.3 billion over 2008-09 projections.

As of May 2009, total General Fund receipts were projected to reach $56.9 billion in 2010-11, $58.4 billion in 2011-12 and $58.2 billion in 2012-13. Total State Funds receipts were projected to be approximately $85.9 billion in 2010-11, $89.0 billion in 2011-12 and $88.6 billion in 2012-13.

As of May 2009, total All Funds receipts in 2010-11 were projected to reach $134.6 billion, an increase of $4.0 billion, or 3 percent over 2009-10 estimates. All Funds receipts in 2011-12 were expected to decrease by $2.4 billion (1.7 percent) over the prior year. In 2012-13, receipts were expected to decrease by $1.1 billion (0.8 percent) from 2011-12 projections.

As of May 2009, All Funds tax receipts were expected to increase by 6.2 percent in 2010-11, 3.3 percent in 2011-12, and 0.3 percent in 2012-13.

Personal Income Tax

As of May 2009, All Governmental Funds (“All Funds”) personal income tax receipts, which reflect gross payments minus refunds, were estimated at $37.2 billion for 2009-10, a $398 million increase from the prior year. This was primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget Plan. The increase was expected to be partially offset by decreases in extension payments and final payments for tax year 2008 of $2.5 billion (53 percent) and $565 million (22.6 percent), respectively. The decrease reflected the extraordinarily weak settlement in tax year 2008 returns attributable to the declining economy. As of May 2009, estimated payments for tax year 2009 were projected to increase by $50 million (0.6 percent), with the increase entirely due to the impact of the temporary tax rate increase. As of May 2009, receipts from delinquencies were projected to increase $166 million over the prior year while refunds were estimated to decline by $339 million (4.7 percent).

As of May 2009, All Funds income tax receipts of $40.1 billion for 2010-11 were projected to increase by $2.9 billion (7.7 percent) from 2009-10. Gross receipts were projected to grow by 7.9 percent, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0 percent), extension payments of $1.2 billion (52.0 percent) and withholding of $437 million (1.4 percent). Most of the increases in estimated payments and withholding were due to the enacted personal income tax temporary increase. As of May 2009, payments from final returns for tax year 2009 were projected to increase by $157 million (8.1 percent) and receipts from delinquencies were projected to increase by $54 million (4.8 percent) over the prior year. Refunds were estimated to grow by $603 million or 8.8 percent, largely reflecting the impact of tax reductions contained in the Federal ARRA that affect the State’s tax base.

General Fund income tax receipts are the net of deposits to the School Tax Relief (“STAR”) Fund, which provides property tax relief, and RBTF, which supports debt service payments on State personal income tax revenue bonds. As of May 2009, General Fund income tax receipts of $24.4 billion for 2009-10 were expected to increase by $1.2 billion or 5.2 percent from the prior year. This increase reflects a decrease in STAR deposits of $910 million as a result of elimination of both the STAR rebate program and associated enhanced New York City STAR credit for 2009-10, partly offset by an increase in deposits to RBTF of $100 million.

As of May 2009, General Fund income tax receipts of $26.6 billion for 2010-11 were projected to grow by $2.2 billion, or 9.0 percent over 2009-10. Along with the increase in All Funds receipts noted above, a marginal decrease of $44 million in STAR deposits was projected. Deposits to the RBTF were expected to increase by 7.7 percent, the same percentage increase as projected for net collections since the deposit equals 25 percent of net collections.

As of May 2009, All Funds income tax receipts of $41.5 billion for 2011-12 were projected to increase by $1.4 billion, or 3.4 percent over the prior year. Gross receipts were projected to increase by 3.7 percent and reflect withholding that was projected to grow by 4.1 percent ($1.3 billion). As of May 2009, total estimated taxes on prior and current year liabilities were expected to increase by an estimated 1.9 percent ($252 million). Payments from final returns were expected to increase by 7.2 percent ($166 million). Delinquencies were projected to increase by $38 million or 3.3 percent over the prior year. Growth in total refunds was projected to increase by $369 million or 5.0 percent over the prior year.

As of May 2009, General Fund income tax receipts of $27.4 billion for 2011-12 were projected to increase by $835 million, or 3.1 percent from 2010-11. General Fund projected receipts for 2011-12 reflected a $197 million increase in STAR deposits, and a $342 million increase in deposits to the RBTF.

As of May 2009, All Funds income tax receipts for 2012-13 were projected to be $40.6 billion. General Fund receipts were projected at $26.6 billion. Both figures reflected declines from the prior year due to the expiration of the temporary personal income tax increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in 2011-12).

User Taxes and Fees

As of May 2009, All Funds user taxes and fee receipts for 2009-10 were estimated to be approximately $14.4 billion, an increase of $371 million or 2.6 percent from 2008-09. Sales tax receipts were expected to increase by $162 million from the prior year due to a base decline of over 2 percent, which is more than offset by tax law changes. Non-sales tax user taxes and fees were estimated to increase by $209 million from 2008-09 mainly due to tax law changes in motor vehicle fees.

As of May 2009, General Fund user taxes and fee receipts were expected to total $8.5 billion in 2009-10, an increase of $159 million or 1.9 percent from 2008-09. The increase largely reflects an increase in receipts due to sales tax receipts ($86 million), motor vehicle fees ($61 million) and alcoholic beverage taxes ($29 million), partially offset by a decrease in cigarette tax collections ($21 million).

As of May 2009, All Funds user taxes and fee receipts for 2010-11 were projected to be $14.8 billion, an increase of $418 million, or 2.9 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees. General Fund user taxes and fee receipts were projected to total $8.8 billion in 2010-11, an increase of $299 million, or 3.5 percent from 2009-10. This increase largely reflects fee and tax law changes in sales and use tax collections and motor vehicle fees.

As of May 2009, All Funds user taxes and fees were projected to increase by $491 million in 2011-12 and then increase by $414 million in 2012-13. This reflects the proposed fee and tax law changes becoming fully effective.

Business Taxes

As of May 2009, All Funds business tax receipts for 2009-10 were estimated at $7.7 billion, an increase of $72 million, or 0.9 percent from the prior year. The estimates reflected a net increase in receipts of $585 million resulting from tax law changes. The increase in the prepayment rate from 30 percent to 40 percent for most business taxpayers and the imposition of the insurance premiums tax on for-profit HMOs were the major tax law changes. Absent these provisions, All Funds business tax receipts were expected to decline by $513 million or 6.7 percent. The majority of this decline is in the corporate franchise tax and the bank tax. As of May 2009, corporate profits were expected to decline by 22 percent in calendar year 2009 although the related revenue decline was expected to be far less due to a higher proportion of taxpayers filing under non-income tax bases. Bank tax receipts in 2008-09 were bolstered by one-time receipts from the three month reopening of the Voluntary Compliance Initiative. This program, which allowed taxpayers to voluntarily report the use of IRS designated tax shelters, accounted for $370 million, or 81 percent of All Funds audit collections of $455 million. As of May 2009, bank tax audit collections were expected to fall to $71 million in 2009-10. Excluding Enacted Budget provisions, corporation and utilities tax receipts were expected to grow 4.6 percent as revenue from the telecommunication sector remains strong and the insurance tax is expected to remain virtually unchanged.

As of May 2009, All Funds business tax receipts for 2010-11 of $8.0 billion were projected to increase by $369 million, or 4.8 percent over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7 percent in corporate franchise tax and bank tax receipts, respectively.

As of May 2009, General Fund business tax receipts for 2009-10 of $5.5 billion were estimated to decrease by $61 million, or 1.1 percent below 2008-09 results. The projected General Fund decrease in business tax receipts is larger than the projected All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs is dedicated to the HCRA. Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

As of May 2009, General Fund business tax receipts for 2010-11 of $5.8 billion were projected to increase by $333 million, or 6.1 percent over the prior year. Corporate franchise tax and bank tax receipts were projected to increase by 10.1 percent and 9.9 percent, respectively as the economy begins to recover.

As of May 2009, All Funds business tax receipts estimated for 2011-12 and 2012-13 reflected trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. Business tax receipts were projected to increase to $8.2 billion (1.6 percent) in 2011-12, and $8.7 billion (6.4 percent) in 2012-13. General Fund business tax receipts over this period were expected to increase to $5.9 billion (1.7 percent) in 2011-12 and $6.4 billion (8.0 percent) in 2012-13.

Other Taxes

As of May 2009, All Funds other tax receipts for 2009-10 were estimated to be $1.4 billion, down $532 million or 28.2 percent from 2008-09 receipts. This decrease reflects a 17.6 percent decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47 percent decline in real estate transfer tax collections as a result of conditions in the real estate and credit markets as of May 2009. General Fund other tax receipts were expected to total $982 million in fiscal year 2009-10, reflecting a $205 million decline in estate tax collections.

As of May 2009, All Funds other tax receipts for 2010-11 were projected to be $1.4 billion, up $65 million or 4.8 percent from 2009-10, reflecting growth in the real estate transfer tax of 23.5 percent, reflecting the beginning of a rebound in the residential and commercial markets, partially offset by a 2.4 percent decline in estate tax collections. General Fund other tax receipts were expected to total $959 million in fiscal year 2010-11, a decrease of $23 million which is attributable to a projected decline in the estate tax.

As of May 2009, the 2011-12 All Funds receipts projection for other taxes was nearly $1.6 billion, up $144 million or 10.1 percent from 2010-11 receipts. Growth in the estate tax was projected to follow expected increases in household net worth as equity prices begin to rebound. Receipts from the real estate transfer tax were projected to increase, reflecting the continued improvement in the residential and commercial markets.

As of May 2009, the 2012-13 All Funds receipts projection for other taxes of $1.7 billion was up $142 million or 9.1 percent from 2011-12 receipts.

Miscellaneous Receipts and Federal Grants

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. As of May 2009, All Funds miscellaneous receipts were projected to total $22.2 billion in 2009-10, an increase of $2.1 billion from 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing; growth in SUNY tuition, fee, patient, and other income ($459 million); increased lottery receipts, including VLT ($213 million); and growth in HCRA receipts ($470 million). Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. As of May 2009, All Funds Federal grants were projected to total $47.7 billion in 2009-10, an increase of $8.9 billion from 2008-09 results driven by receipt of Federal ARRA monies.

As of May 2009, General Fund miscellaneous receipts collections were estimated to be approximately $3.4 billion in 2009-10, up $276 million from 2008-09 results. This projected increase is primarily due to actions taken with the 2009-10 Enacted Budget.

As of May 2009, All Funds miscellaneous receipts were projected to total $21.7 billion in 2010-11, a decrease of $532 million from 2009-10 levels, driven by General Fund changes of $359 million primarily due to the loss of several one-time receipts including payments related to New York Power Authority (“NYPA”), augmented by a decline in programs financed with authority bond proceeds ($150 million).

As of May 2009, All Funds Federal grants were projected to total $48.5 billion in 2010-11, an increase of $800 million from 2009-10, reflecting an increase in Federal ARRA funding.

As of May 2009, General Fund miscellaneous receipts and Federal grants were projected to be $3.0 billion in each year beginning in 2010-11.

As of May 2009, All Funds miscellaneous receipts were projected to increase by $921 million in 2011-12 and decline by $609 million in 2012-13 driven by the one-time receipt of franchise fees related to the development of VLT facilities ($370 million).

The loss of Federal ARRA aid drives the All Funds Federal grant projected declines of $5.4 billion in 2011-12 and $706 million in 2012-13, estimated as of May 2009.

November 2009 Updates

As of November 2009, General Fund receipts, including transfers from other funds, were estimated to total $51.7 billion, a decrease of $658 million from the amount projected in the First Quarterly Update. Tax receipts, excluding the impact of revisions to the School Tax Relief program (“STAR”) and debt service (which are unrelated to underlying collection experience), were revised downward by $1.2 billion. This was offset in part by higher miscellaneous receipts ($169 million), lower estimated spending in STAR ($85 million), and the expected implementation of administrative DRP actions affecting receipts ($272 million).

As of November 2009, the receipt estimates for the 2009-10 fiscal year were revised downward, as the New York State economy deteriorated more quickly than anticipated during the first half of 2009. As of November 2009, estimated General Fund tax receipts in the 2009-10 fiscal year have been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in personal income tax collections. In addition, the anticipated increase in personal income tax collections due to the high income surcharge has not fully materialized as expected, although some of the shortfall may be due to timing. In the absence of the surcharge enacted in 2009- 10 and other law changes, it is estimated that personal income tax liability for 2009 would have fallen 14.5 percent. In 2009-10, the downward revisions to the personal income tax forecast are partly offset by a decline in the amount to be deposited into the STAR Fund.

As of November 2009, projected business tax collections for 2009-10 had been lowered by $133 million compared to the First Quarterly Update, mainly due to overall economic weakness. Furthermore, sales tax collections were weaker than forecast as the historic decline in State wages estimated for the 2009-10 fiscal year was having an even more adverse impact on State household spending than expected, particularly for automobiles and other large consumer items.

As of November 2009, General Fund miscellaneous receipts and transfers from other funds had been revised upward by approximately $400 million from the First Quarterly Update. Higher levels of indirect cost reimbursements, additional revenues from assessments on utility companies, revenue collected from legal settlements, additional workers’ compensation surplus revenue remittance, and various changes to transfers account for the improvement.

2010-11 Tax Receipts

As of November 2009, General Fund tax receipts estimates for 2010-11 have been reduced by $1.5 billion compared to the First Quarterly Update. The lower personal income tax base for the 2009-10 fiscal year is estimated to account for most of this downward revision. All Funds net personal income tax receipts for 2010-11 are projected to increase by $2.9 billion (8.4 percent) over the prior year to $38.0 billion, with withholding growth of $1.5 billion (5.2 percent), which primarily reflects a recovery in wage growth consistent with the expected pace of the State’s economic recovery and application of higher withholding rates to first quarter 2010 bonus payments. Estimated tax payments of $8.6 billion are projected for tax year 2010, or $1.0 billion (13.2 percent) above the prior year. This increase reflects an expected acceleration in capital gains realizations as taxpayers are expected to react to the scheduled expiration of lower Federal capital gains tax rates at the end of 2010.

As of November 2009, General Fund business tax receipts for 2010-11 are projected to increase by $296 million, or 5.6 percent, from 2009-10, to $5.6 billion, representing a downward revision of $80 million compared with the First Quarterly Update, due primarily to the weaker 2009-10 base.

General Fund user taxes and fees receipts, including transfers, are projected to total $10.7 billion in 2010-11, an increase of $430 million or 4.2 percent from 2009-10. This estimate is roughly $30 million below the First Quarterly Update.

2009-10 All Funds Receipts Overview

As of November 2009, All Funds receipts are projected to total $128.9 billion for 2009-10, comprising tax receipts ($59.4 billion), Federal grants ($48.1 billion) and miscellaneous receipts ($21.4 billion).

As of November 2009, the receipts estimates for 2009-10 have been revised downward significantly. 2009-10 All Funds tax receipt estimates have been lowered by $1.2 billion since the First Quarterly Update, due almost entirely to a reduction in the personal income tax. As of November 2009, the anticipated increase in personal income tax collections due to the recently enacted high-income surcharge has not fully materialized as expected, partially due to timing. In addition, the historic decline in State wages estimated for 2009-10 is having an even more adverse impact on State household spending than expected, particularly for autos and other big-ticket items. Business tax collections were weaker than anticipated in the First Quarterly Update, mainly due to the overall weakness of the economic environment.

The total All Funds receipts estimate of $128.9 billion represents an increase of $9.6 billion, or 8 percent, above 2008-09 results. This growth is comprised of decreases in taxes ($954 million or 1.6 percent), and increases in miscellaneous receipts ($1.3 billion or 6.6 percent), and Federal grants ($9.3 billion or 23.8 percent).

Total State Funds receipts are estimated at $80.6 billion, an expected increase of $343 million, or 0.4 percent, from 2008-09 actual results. State Funds miscellaneous receipts are estimated to increase $1.3 billion, or 6.4 percent.

Total General Fund receipts, including transfers, are estimated at $51.7 billion, a decrease of $2.1 billion, or 3.9 percent, from 2008-09 results. The decline in General Fund tax receipts is estimated at 2.7 percent. General Fund miscellaneous receipts are estimated to decrease by 0.3 percent.

After controlling for the impact of Tax Law changes, base tax revenue is estimated to decline 11.0 percent for fiscal year 2009-10. It is estimated that personal income tax liability for 2009 could have fallen by 14.5 percent in the absence of the enacted surcharge and other law changes.

Fiscal Year 2010-11 Overview

As of November 2009, total All Funds receipts are expected to reach nearly $133.6 billion in fiscal year 2010-11, an increase of $4.7 billion, or 3.7 percent, from 2009-10 estimated receipts. All Funds tax receipts are projected to increase by nearly $4.0 billion or 6.7 percent. All Funds Federal grants are expected to increase by $800 million, or 1.7 percent. All Funds miscellaneous receipts are projected to decrease by $19 million, or 0.1 percent.

Total State Funds receipts are projected to be $84.6 billion, an increase of $4.0 billion, or 4.9 percent from 2009-10 estimated receipts.

Total General Fund receipts (including transfers from other funds) are projected to be nearly $54 billion, an increase of $2.3 billion, or 4.4 percent from 2009-10 estimated receipts. General Fund tax receipts are projected to increase by 7.6 percent from 2009-10 estimates, and General Fund miscellaneous receipts are projected to decrease by 13.7 percent. The decline in General Fund miscellaneous receipts largely reflects the loss of anticipated receipts from New York City.

After controlling for the impact of policy changes, base tax revenue is expected to grow by 5.5 percent for fiscal year 2010-11.

Change from First Quarterly Update

All Funds receipts estimates have been revised downward significantly for fiscal year 2009-10. As of November 2009, tax receipts to date for fiscal year 2009-10, in many revenue categories, have fallen below expectations. As a result of these and other factors outlined below, All Funds tax estimates for the year have been revised downward by $1.2 billion from the First Quarterly Update. Miscellaneous receipts have been revised downward by $50 million, while Federal grants have been revised up by $288 million.

As of November 2009, the downward revision to General Fund receipts for fiscal year 2009-10 is $652 million, reflecting a $865 million decrease in taxes.

The downward revisions alluded to above are primarily due to:

•	A weaker economic condition and changes in the timing of personal income tax collections related to the temporary rate increase.

•	Weaker than expected to date business tax collections, due to the overall weak economic environment.

General Fund Outyear Receipts Projections

General Fund receipts over the plan period are affected by the economic outlook, the expiration of the personal income tax surcharge at the end of calendar year 2011, and the changes in the level of non-tax resources available to finance General Fund disbursements. The economic forecast calls for a recession with employment losses continuing through the third quarter of 2010, a historic decline in State wages of 4.8 percent in 2009, and low wage growth of 2.1 percent for 2010. This lowers the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2010-11 is expected to grow consistent with projected growth in the U.S. and New York economies.

OUTYEAR DISBURSEMENTS PROJECTIONS

As of November 2009, DOB forecasts General Fund spending of $60.3 billion in 2010-11, an increase of $5.7 billion (10.4 percent) over estimated 2009-10 levels. Growth in 2011-12 is projected at $9.4 billion (15.6 percent) and in 2012-13 at $5.1 billion (7.3 percent). The growth levels are based on current services projections, as modified by the administrative DRP actions contained in the Mid-Year Financial Plan. They do not reflect the potential impact of DRP actions that require the approval of the Legislature or other parties.

General Fund Grants to Local Governments

Annual growth in local assistance is driven primarily by Medicaid (including administrative costs and local cost sharing), school aid and aid for children and family services.

Medicaid

The State share of Medicaid is financed with a combination of General Fund and HCRA resources. Also, the Federal government is financing an additional share of Medicaid costs through December 31, 2010, which temporarily lowers the State’s costs for the program.

The General Fund growth trends over the plan period are affected by the availability of HCRA resources and the expiration of Federal aid. As of November 2009, General Fund spending for Medicaid is expected to more than double over the next two years, growing by $2.5 billion in 2010-11, $5.0 billion in 2011-12, and another $1.1 billion in 2012-13. These estimates reflect the loss of the enhanced FMAP provided through ARRA that is expected to reduce State share spending in 2009-10 and 2010-11 (through December 31, 2010).

Overall Medicaid growth results, in part, from the combination of projected increases in recipients, service utilization, and medical care cost inflation that affect nearly all categories of service (e.g., hospitals, nursing homes). The State cap on local Medicaid costs and takeover of local FHP costs are projected to increase spending by roughly $484 million between 2010-11 and 2011-12 and roughly another $497 million from 2011-12 to 2012-13. In 2011-12, an extra weekly payment to providers adds an estimated $400 million in base spending across all categories of service. The remaining General Fund growth is primarily attributable to changes in the resources in other State Funds available to lower General Fund costs, primarily HCRA financing.

As of November 2009, the number of Medicaid recipients is expected to grow to 4.81 million in 2010-11, an increase of 9.8 percent from the estimated 2009-10 caseload of 4.38 million.

School Aid

Projected school aid spending reflects expected increases in foundation aid, universal pre-kindergarten expansion, and expense-based aids such as building aid, transportation aid, and excess cost aids. On a school year basis, school aid is projected at $22.5 billion in 2010-11, $24.2 billion in 2011-12, and $26.3 billion in 2012-13.

School aid has two principal State funding sources: the General Fund and the Lottery Fund. When lottery revenues decline during a fiscal year from the level projected at the Enacted Budget agreement, the General Fund is required by law to fund the difference (the “lottery aid guarantee”). This is the case in 2009-10, with core lottery revenue projections revised downward by $131 million since budget enactment. In addition, ARRA funding is expected to be available to help finance spending in the 2009-10 and 2010-11 school years.

As of November 2009, revenues from core lottery sales are projected to remain flat in 2010-11, followed by an increase of $32 million in 2011-12, and $41 million in 2012-13 (totaling $2.2 billion in 2012-13). Revenues from VLTs are projected to increase by $174 million in 2010-11, by $38 million in 2011-12, and by $48 million in 2012-13 (totaling $738 million in 2012-13). As of November 2009, the Financial Plan assumes a one-time franchise payment from the sale of VLT development rights at Aqueduct in 2010-11, where operations are expected to begin in 2011. However, the DRP proposes that the VLT franchise payment be finalized in 2009-10, which would increase lottery resources in 2009-10 and reduce them by a similar amount in 2010-11.

Mental Hygiene

As of November 2009, mental hygiene spending was projected to total $2.3 billion in 2010-11, $2.4 billion in 2011-12, and $2.6 billion in 2012-13. Sources of growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office of Mental Retardation and Developmental Disabilities NYS-CARES program; the New York/New York III Supportive Housing agreement and community bed expansion in the Office of Mental Health pipeline that are under development as of November 2009; and several chemical dependence treatment and prevention initiatives in the Office of Alcoholism and Substance Abuse Services, including treatment costs associated with recent changes to the Rockefeller Drug Laws.

Social Services

As of November 2009, local assistance spending for children and family services is projected to grow by $148 million from 2009-10 to 2010-11, and over $200 million annually through 2012-13. This is primarily the result of growth in local claims-based programs and statutory cost of living adjustments.

Welfare spending is projected to total $1.5 billion in 2010-11, growing to $1.7 billion by 2012-13. The estimates assume growth in the State’s public assistance caseloads, based on the latest economic forecast and updated program data.

Temporary and Disability Assistance

As of May 2009, spending was projected at $1.3 billion in 2010-11, and was expected to increase to $1.4 billion by 2012-13, primarily as the result of an expected decrease in Federal offsets, which would increase the level of General Fund resources needed to fund existing commitments.

Higher Education

As of November 2009, spending is projected to decrease in 2010-11 by $180 million, followed by growth of $162 million in 2011-12, and another $89 million in 2012-13. The annual decline in 2010-11 is primarily attributable to the deferral of approximately $300 million in CUNY spending from 2008-09 to 2009-10, which inflates the 2009-10 base relative to 2010-11.

State Operations

As of November 2009, State Operations spending was expected to total $8.9 billion in 2010-11, an annual increase of $462 million (5.4 percent). In 2011-12, spending is projected to grow by another $181 million (2.0 percent) to a total of $9.1 billion, followed by another $128 million (1.4 percent) for a total of $9.3 billion in 2012- 13. The personal service projections reflect both the impact of ratified labor contracts and potential spending for unions that have yet to reach agreements (with costs calculated assuming settlements comparable to those already reached); the workforce reduction initiatives; salary adjustments for performance advances, longevity payments and promotions; and adjustments to staffing levels. Inflationary increases for non-personal service costs are expected to result in higher spending in all years. Additional growth is driven by spending for ongoing initiatives, including the civil commitment program for sexual offenders.

General State Charges

As of November 2009, General State Charges were projected to total $4.4 billion in 2010-11, $5.1 billion in 2011-12 and $5.9 billion in 2012-13. The projected annual increases are due mainly to anticipated cost increases in the State’s pension contribution for State employees and retirees.

The State’s 2009-10 Employees’ Retirement System pension contribution rate as a percentage of salary is expected to grow from 7.3 percent in 2009-10 to 24.1 percent in 2012-13. The Police and Fire Retirement System pension contribution rate is expected to be 15.3 percent in 2009-10, growing to 33.1 percent by 2012-13. Pension costs in 2010-11 are projected to total $1.7 billion, an increase of $474 million over 2009-10. In 2011-12, costs are projected to increase by an additional $612 million to total $2.3 billion. In 2012-13, they are expected to increase by $688 million to total $2.9 billion. Growth in all years is driven by anticipated increases in the employer contribution rate. The projections do not reflect the benefit of proposals to create a new tier of pension benefits or amortize a portion of future costs.

As of November 2009, spending for employee and retiree health care costs is expected to remain stable through 2012-13, with an average annual premium increase of approximately 9.0 percent.

Transfers to Other Funds

General Fund transfers help finance certain capital activities, pay debt service for bonds that do not have dedicated revenues, and finance a range of other activities. Highlights include:

•

Debt Service: Transfers pay for debt service for general obligation bonds, as well as certain lease-purchase and service contract bonds. As the State retires service contract bonds and issues more personal income tax revenue bonds, this transfer will go down over time.

•

Capital Projects: The General Fund subsidizes the expenses of the DHBTF, and finances certain “hard dollar” capital spending. The DHBTF subsidy increases as the cumulative expenses of the fund (capital and operating expenses of the Department of Transportation and the Department of Motor Vehicles, debt service on DHBTF bonds and transfers for debt service on bonds that fund the Consolidated Highway Improvement Programs and local transportation programs) continue to exceed current and projected revenue deposits and bond proceeds. As of

November 2009, the General Fund subsidy is projected at $766 million for 2010-11 and $859 million for 2011-12, with additional growth thereafter.

•

Medicaid Share Transfer: Increased FMAP reduces the State share of Medicaid spending at State-operated mental hygiene facilities through 2010-11. Beginning in 2011-12, these ARRA moneys are no longer expected to be available, increasing the General Fund transfer.

•

All Other Transfers: These provide funding for specific purposes, including Mental Hygiene activities and the State’s financial management system. Additionally, the General Fund will make annual transfers to approximately a dozen other purposes, including, but not limited to: the Court Facilities Incentive Aid Fund, New York City County Clerks Fund, and Judiciary Data Processing Fund; the Department of Health and SUNY for payments related to patients residing in State-operated facilities; and subsidy payments for SUNY hospitals.

As of May 2009, transfers to other funds were estimated at $6.4 billion in 2010-11, an increase of $932 million over 2009-10. As of May 2009, transfers to other funds were expected to increase by $874 million in 2011-12. As of May 2009, transfers in 2012-13 were expected to increase by $425 million, mainly to supplement resources available to the mental hygiene system and subsidize the DHBTF, as well as funding for stem cell research.

PRIOR FISCAL YEARS

General Fund 2006-07 through 2008-09

The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State’s largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund monies are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In some cases, the fiscal year results provided below may exclude certain timing-related transactions which have no net impact on operations.

Recent Trends

Following a period of solid operating results from 2003-04 through 2006-07, State finances began to lose momentum during 2007-08, preceding the State economy’s contraction and concomitant decline in revenues during 2008-09. As a result, the State’s General Fund closing balance has declined by more than $1 billion since 2006- 07, from $3.0 billion in 2006-07, to $2.8 billion in 2007-08, and to $1.9 billion in 2008-09.

2008-09 Fiscal Year

The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State’s initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included a dedicated balance of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, $21 million in the contingency reserve fund to guard against litigation risks, $145 million the Community Projects Fund and $503 million in general reserves, $163 million of which, as of May 2009, DOB expected to use for payments initially planned for 2008-09 that were delayed until 2009-10. The year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

The State ended 2007-08 in balance. Receipts in 2007-08 were $578 million lower than the State’s initial projections while disbursements for the year finished at $299 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State’s rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), $21 million in the Contingency Reserve Fund, $340 million in the Community Projects Fund and $1.2 billion in general reserves, $122 million of which DOB expected to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

DOB reported a 2006-07 General Fund surplus of $1.5 billion. Results for 2006-07 were $1.5 billion higher than the balanced Enacted Budget as a result of receipts revisions over initial projections ($1.4 billion) and changes to reserve fund balances ($767 million), partly offset by higher than initially projected disbursements ($607 million). Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

The General Fund ended the 2006-07 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the State’s rainy day reserve fund (after an $87 million deposit at the close of 2006-07), $21 million in the Contingency Reserve Fund, and $278 million in the Community Projects Fund. The closing balance also included $1.7 billion in general reserves.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-07, an increase of $4.2 billion from 2005-06 results. Tax receipts increased by $3.4 billion, transfers increased by $419 million, and miscellaneous receipts increased by $239 million.

General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were School Aid, Medicaid, and higher education programs.

State Operating Funds 2006-07 through 2008-09

The State Operating Funds portion of the Financial Plan is comprised of the General Fund and funds specified for dedicated purposes, but excludes capital project funds and Federal Funds.

Recent Trends

State Operating Funds spending increased from $77.0 billion in 2007-08 to $78.2 billion in 2008-09, an increase of $1.2 billion or 1.5 percent. Excluding transfers to other funds, the General Fund portion of State Operating Funds decreased by $2.2 billion. At the same time, there was higher annual spending for programs supported by special revenues ($2.9 billion) and debt service funds ($450 million), more than offsetting the General Fund decline. The largest contributors to the spending increase included additional School Aid ($1.7 billion) and additional debt service payments ($426 million), partly offset by reduced Medicaid spending ($800 million) which was primarily attributable to the State’s receipt of Federal ARRA funds at the end of 2008-09 that offset State Operating Funds spending for Medicaid.

Over the three-year period beginning in 2006-07, State Operating Funds spending grew by an average of 3.1 percent annually. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under HCRA and through the use of Federal ARRA funds, and the creation of the STAR program that is funded by directing personal income tax receipts to a special revenue fund.

2008-09 Fiscal Year

State Operating Funds receipts totaled $75.2 billion in 2008-09, a decrease of $371 million from the 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in 2008-09, an increase of $1.2 billion from the 2007-08 results. School aid was the largest source of annual program growth.

The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion. In addition to the $1.9 billion General Fund balance, the State’s special revenue funds had a closing balance of $2.5 billion and the debt service funds had a closing balance of $298 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($742 million) and ongoing HCRA programs ($240 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2007-08 Fiscal Year

State Operating Funds receipts totaled $75.6 billion in 2007-08, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with a State Operating Funds cash balance of $6.9 billion. In addition to the $3.0 billion General Fund balance, the State’s special revenue funds had a closing balance of $3.7 billion and the debt service funds had a closing balance of $233 million. The fund balance in the special revenue funds largely reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The largest fund balances have been dedicated to finance ongoing HCRA programs ($706 million) and the operations and activities of SUNY campuses and hospitals ($685 million). The remaining special revenue fund balances have been held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflected the timing of bond sales.

State Operating Funds receipts totaled $72.6 billion in 2006-07, an increase of $4.5 billion from the 2005-06 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating funds also increased. Actual State Operating Funds disbursements totaled $73.5 billion in 2006-07, an increase of $7.2 billion from the 2005-06 results. School aid, Medicaid, STAR, and higher education were the main sources of annual program growth.

All Funds 2006-07 through 2008-09

The All Funds Financial Plan includes Federal aid received by the State and capital project funds, making it the broadest measure of the State budget. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

Recent Trends

All Funds spending totaled $121.6 billion in 2008-09, $5.5 billion (4.8 percent) higher than in 2007-08. The State Operating Funds component of All Funds spending increased by $1.2 billion, as described above, and was complemented by an increase in capital project disbursements of $699 million (11 percent), which supported economic development and transportation projects. Federal operating funds spending increased by $3.6 billion (11 percent), which is due primarily to growth in Medicaid, welfare, and public health.

2008-09 Fiscal Year

The State ended the 2008-09 fiscal year with an All Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2008-09 totaled $119.2 billion, an increase of $3.8 billion over 2007-08 results. Annual growth in Federal grants ($3.9 billion) and miscellaneous receipts ($421 million) was partially offset by a decline in tax receipts ($534 million), largely attributable to business tax declines. All Funds disbursements for 2008- 09 totaled $121.6 billion, an increase of $5.5 billion over 2007-08 results. The annual change reflected growth in School Aid, Medicaid, transportation aid, economic development aid and other State programs.

2007-08 Fiscal Year

The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflected growth in School Aid, school tax relief, transportation aid and other State programs.

2006-07 Fiscal Year

The State ended the 2006-07 fiscal year with an All Funds cash balance of $6.8 billion. Along with the $6.9 billion State Operating Funds balance described above, the Federal operating funds had a closing balance of $336 million, offset by a negative balance in the capital projects funds of $432 million. The fund balance in the Federal operating funds partly reflected the timing of receipts and disbursements (e.g., dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund resulted from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2006-07 totaled $112.4 billion, an increase of $5.4 billion over 2005-06 results. Strong growth in tax collections and moderate growth in Federal grants were partially offset by a decline in miscellaneous receipts. All Funds disbursements for 2006-07 totaled $112.8 billion, an increase of $8.4 billion over 2005- 06 results. The annual change reflected growth in Medicaid, School Aid, higher education, school tax relief and other State programs.

AUTHORITIES AND LOCALITIES

Public Authorities

For the purposes of this disclosure, public authorities refer to certain of the State’s public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2008, each of the 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

The staffs of the New York State Financial Control Board, the Office of the State Deputy Comptroller for the City of New York, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. As of November 2009, the City of Buffalo operates under a control board, and the counties of Nassau and Erie as well as the cities of New York and Troy have boards in advisory status. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2009-10 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the State or Federal government may reduce (or in some cases eliminate) funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt and includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. As of May 2009, total outstanding State-related debt equaled $52.1 million.

The State indicated in May 2009 that it had never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and had never been called upon to make any direct payments pursuant to its guarantees.

State-Supported Debt Outstanding

State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State’s legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

General Obligation Financings

Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The State Constitution provides that general obligation bonds must be paid in equal annual principal installments or installments that result in substantially level or declining debt service payments, mature within 40 years after issuance, and begin to amortize not more than one year after the issuance of such bonds. However, general obligation housing bonds must be paid within 50 years after issuance, with principal commencing no more than three years after issuance. Regardless, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes (“TRANs”), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes (“BANs”). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State’s ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created LGAC. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General Obligation Bonds Outstanding

As of May 2009, general obligation debt was authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projected that approximately $599 million in general obligation bonds would be issued in 2009-10.

State Personal Income Tax Revenue Bond Financing

Legislation enacted in 2001 provided for the issuance of State Personal Income Tax Revenue Bonds by DASNY, the New York State Environmental Facilities Corporation (“EFC”), the Housing Finance Agency (“HFA”), the New York State Thruway Authority (“Thruway Authority”) and the Urban Development Corporation (“UDC”), (collectively, the “Authorized Issuers”).

The legislation provides that 25 percent of State Personal Income Tax receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State Personal Income Tax Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of Personal Income Tax receipts to be deposited into the RBTF by removing an exclusion for personal income tax amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State Personal Income Tax Revenue Bonds, the legislation requires that Personal Income Tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual Personal Income Tax receipts or (ii) $6 billion.

The first State Personal Income Tax Revenue Bonds were issued on May 9, 2002, and between that time and May 2009, all of the Authorized Issuers have issued State Personal Income Tax Revenue Bonds. As of May 2009, Personal Income Tax Revenue Bonds have been issued to support programs related to six general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment, Transportation and Health Care. For the first time in 2007-08, State personal income tax bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program. As of May 2009, State Personal Income Tax Revenue Bonds were expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State Personal Income Tax Revenue Bonds were outstanding. The 2009-10 Enacted Budget projected that $4.1 billion of State Personal Income Tax Revenue Bonds would be issued in 2009-10.

In addition, the 2009-10 Enacted Budget authorized the use of personal income tax revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 State fiscal year, credit spreads diverged by more than 100 basis points for highly rated credits like personal income tax and lower rated credits like Mental Health. If this trend continues, the State may temporarily use State Personal Income Tax Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

2009-10 State Borrowing Plan

The Enacted Plan reflected the expectation that State Personal Income Tax Revenue Bonds would continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s 2009-10 borrowing plan projected new issuance of $599 million in general obligation bonds; $577 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; and $4.1 billion in State Personal Income Tax Revenue Bonds to finance various capital programs.

State Personal Income Tax Revenue Bond borrowings included issuances by: (i) DASNY for school construction (“EXCEL”), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, health care grants under the Health Care Efficiency and Affordability Law for New Yorkers Capital Grant Program, cultural education storage facilities, Judicial Training Academies and library facilities; (ii) the Thruway Authority for Consolidated Highway Improvement Programs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions, State Police and Division of Military and Naval Affairs facilities, Office of Technology facility, Office of General Services Capital and Agriculture and Markets; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control, Hazardous Waste Remediation, and West Valley; and (v) HFA for housing programs.

In addition, personal income tax bonds could be issued by more than one authority for certain State programs, to include: the Community Enhancement Facilities Assistance Program for economic development purposes which could be issued by DASNY, UDC and HFA; the Strategic Investment Program for environmental, historic preservation, economic development, arts, and cultural purposes, which could be issued by DASNY, UDC and EFC; and the Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which could be issued by DASNY and UDC; and Buffalo Inner Harbor, Roosevelt Island Operating Corporation, Sematech and 2008 & 2009 Economic Development Initiatives, which could be issued by DASNY and UDC.

The projections of State borrowings for the 2009-10 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the 2009-10 fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State’s borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is slated to increase gradually until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and is slated to increase gradually until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, as of May 2009, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33 percent of personal income and debt service on such debt at 1.48 percent of total governmental receipts, compared to the caps of 3.32 percent for each.

As of May 2009, 2009 projections estimated that debt outstanding and debt service costs would continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. As of May 2009, available cap room, in regards to debt outstanding, was expected to decline from 0.74 percent ($6.8 billion) in 2009-10 to only 0.08 percent ($763 million) in 2011-12, a decrease of 88 percent or $6 billion. In addition, debt outstanding was projected to exceed the cap by 0.03 percent ($314 million) in 2012-13 and by 0.04 percent ($384 million) in 2013-14. As of May 2009, the State planned to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

Interest Rate Exchange Agreements and Net Variable Rate Obligations

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20 percent of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. As discussed below, as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20 percent of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through 2012-13.

Interest Rate Exchange Agreements

As of March 31, 2009 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority, had entered into a notional amount of $3.99 billion of interest rate exchange agreements that were subject to the interest rate exchange agreement cap, or 8.5 percent of total debt outstanding.

As of May 2009, the State was repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Of this amount, the bankruptcy of Lehman Brothers Holdings, Inc. resulted in the automatic termination of approximately $565 million notional amount of swaps. Given the dislocations in the underlying variable rate markets as of May 2009 and recent experience with the existing portfolio of swaps, as of May 2009, the State had no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding at March 31, 2009 involved eight different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that ranged between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $577 million—the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State’s termination amounts would decline. The State has indicated that it plans to continue to monitor and manage counterparty risk on a monthly basis.

As of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association (“BMA”) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor) and, since entered into prior to April 1, 2009, are considered “excluded agreements” under the legislation, and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State’s synthetic variable rate swaps was $30 million, the total amount the State would receive from the collective authorized issuers should all swaps be terminated. The swaps do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are in at least the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (“ISDA”) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

Net Variable Rate Obligations

As of March 31, 2009, the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 3.8 percent of total debt outstanding. That amount includes $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations described above (see “Interest Rate Exchange Agreements”).

As of May 2009, the State’s policy is to count 35 percent of the notional amount of outstanding 65 percent of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the potential that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65 percent of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

In addition to the variable rate obligations described above, as of May 15, 2009, the State had $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds as of May 15, 2009. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013 at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations described above result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year would not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. As explained below, these proceedings could adversely affect the State’s finances in the 2009-10 fiscal year or thereafter.

For the purpose of the matters described below, the State defines “material and adverse developments” as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State’s ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State’s ultimate legal position. The State has indicated that it intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

As of May 2009, except as described below, there is no material litigation involving the State’s constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State’s power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

The State is party to other claims and litigation, which either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or which the State has determined do not meet the materiality threshold described in the first paragraph of this section. Although the amounts of potential losses, if any, resulting from this litigation are not presently determinable, it is the State’s opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position in the 2009-10 fiscal year or thereafter.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Financial Plan. The State believes that the 2009-10 Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

Real Property Claims

In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs’ motion to strike the State’s defenses and counterclaims. The District Court also denied the State’s motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs’ claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. As of May 2009, the case awaited decision by the Second Circuit.

Other Indian land claims include Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., and The Onondaga Nation v. The State of New York, et al. both in the United States District Court for the Northern District of New York.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the Oneida case.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. As of May 2009, the motion was fully briefed and awaiting decision.

Cayuga Indian Nation of New York, et al. v Pataki, et al., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (“NIA”) (first enacted in 1790 and now codified at 25 U.S.C. § 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After 2 lengthy trials, in 2001 the District Court denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the Cayuga action, based upon the intervening Supreme Court decision in Oneida Indian Nation v. City of Sherrill, 544 U.S. 197 (2005), which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. Cayuga Indian Nation v. Pataki, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in City of Sherrill applied to the Cayugas’ possessory claim and required dismissal of the entire lawsuit, including plaintiffs’ claim for money damages and their claim for ejectment. The Court also held that the United States’ complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but became active when the Cayuga plaintiffs filed a FRCP 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn’s chamber seeking a stay of the 60 (b)(6) motion until after the Second Circuit decides the appeal in the Oneida Land Claim case. The motion is premised on Judge Kahn’s ruling in Oneida, discussed above, that in spite of the Second Circuit decision in Cayuga, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas’ motion for relief from judgment has been suspended, pending the outcome of the Oneida appeal that was argued on June 3, 2008.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by a December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff’s claims. On January 12, 2009, the Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and, as of November 2009, briefs were fully submitted and oral argument was scheduled for December 2, 2009.

In Grand River Ent. v. King, a cigarette importer raises the same claims as those brought by the plaintiffs in Freedom Holdings, in a suit against the attorneys general of thirty states, including New York. As of November 3, 2009, the parties were cross-moving for summary judgment in the United States District Court for the Southern District of New York, and briefing was scheduled to be completed on November 4, 2009.

State Medicaid Program

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello.

Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

West Valley Litigation

In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable under the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) for the State’s response costs and for damages to the State’s natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants’ responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non- binding arbitration and early neutral evaluation.

As a result of mediation, the parties filed a proposed Consent Decree on October 27, 2009, resolving part of the litigation. An order pursuant to the proposed Consent Degree would settle the claims for CERCLA allocation of costs and the obligations of the United States under the West Valley Demonstration Project by allocating among the parties specific percentages of the cost of each potential remedy for the various structures and contaminated areas on the site. The claim for natural resource damages would be dismissed pursuant to a tolling agreement that would give the plaintiffs three years in which to file a new action or seek another tolling period. As of November 2009, the claim regarding the Federal government’s obligation to pay fees for disposal of high level radioactive waste from the West Valley Demonstration Project under the Nuclear Waste Policy Act is neither settled nor dismissed and will remain in litigation.

As of November 2009, the State has indicated that the parties were expected to ask the court to allow a thirty day period for the public to send comments to the State regarding the terms of the proposed Consent Decree. The State indicated that it would review the comments and, if appropriate, move for entry of the Consent Decree.

Bottle Bill Litigation

In International Bottled Water Association, et al. v. Paterson, et al., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State’s Bottle Bill enacted on April 7, 2009 as part of the 2009-2010 budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments which requires that the plaintiffs and other beverage manufacturers and distributors place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the District Court granted a preliminary injunction that (1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law’s requirements.

The State defendants moved to modify the preliminary injunction. On August 13, 2009, the Court modified the injunction so that its provisions applied only to water bottles, stating that the injunction would dissolve by October 22, 2009 unless the bottlers showed cause that due process required that the injunction should continue. On October 23, 2009, after reviewing the parties’ submissions, the Court lifted the injunction, allowing most parts of the state law requiring a five cent deposit on water bottles to take effect October 31, 2009. The Court’s decision, however, permanently enjoined the State from implementing a provision that required water bottles to bear a New York-exclusive universal product code on each bottle.

Representative Payees

In Weaver v. State of New York, filed in the New York State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the Federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants.

On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) the claimant failed to file a motion to certify the class in a timely manner and (ii) the claimant’s failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act §11(b). The claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed the claimant’s cross-motions, and has submitted a motion for summary judgment. On July 7, 2009, the claimant moved to amend the complaint.

On October 14, 2009, the claimant filed an amended complaint that, among other things, added a claimant, changed the class representative, revised the definition of the proposed class of claimants to include only inpatients treated at Office of Mental Health facilities, and dropped certain claims. The Court of Claims has directed the State to resubmit its motion to dismiss the class claims, which, as of November 2009, was scheduled to be argued December 16, 2009. After the court rules on the motion to dismiss, the State has indicated that it will file an answer with respect to the individual claims. After the answer is filed, the parties can move for summary judgment and, if necessary, move to certify the class.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of November 23, 2009. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX F

ADDITIONAL INFORMATION CONCERNING
PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”). The sources of payment for Puerto Rico municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth and certain of its municipalities and public authorities. This summary does not purport to be a complete description and, with the exception of the last paragraph hereof, is derived solely from information contained in official statements relating to offerings of Puerto Rico bond issues, the most recent such official statement being dated September 11, 2009. Any estimates of future results and other projections are statements of opinion made by the Commonwealth in, and as of the date of, such official statements and are subject to risks and uncertainties that may cause actual results to differ materially. None of the funds has independently verified, and the funds are not responsible for, the accuracy, completeness or timeliness of this information, and the funds do not undertake any obligation to update such information. Such information is included herein without the express authority of any Puerto Rico issuer and is provided without regard to any events that have occurred since the date of the most recent statement.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the U.S. Census Bureau, its population was 3,954,037 as of July 1, 2008. Puerto Rico’s constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. The relationship between the United States and Puerto Rico is referred to as commonwealth status.

The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth exercises virtually the same control over its internal affairs as do the 50 states. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner that has a voice in the House of Representatives but no vote (except in House committees and subcommittees to which he belongs). Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget (“OMB”) and Government Development Bank for Puerto Rico (“Government Development Bank” or “GDB”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. OMB prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

OVERVIEW OF ECONOMIC AND FISCAL CONDITION

Puerto Rico’s economy has been in a recession, which commenced in the fourth quarter of fiscal year 2006. Although Puerto Rico’s economy is closely linked with the United States economy, for fiscal years 2007 and 2008, Puerto Rico’s real gross national product decreased by 1.9% and 2.5%, respectively, while the United States economy grew at a rate of 1.8% and 2.8%, respectively, during the same periods. As of April 2009, recent projections of the Puerto Rico Planning Board (the “Planning Board”) indicate that the economic contraction has accelerated in fiscal year 2009, with an expected further reduction in real gross national product of 3.4%. While this trend was expected to continue in fiscal year 2010, the expected positive impact of the U.S. federal and local economic stimulus measures discussed below led the Planning Board to announce on April 29, 2009 revised projections for fiscal year 2010 reflecting a projected increase in real gross national product of 0.1%.

The Commonwealth is experiencing a fiscal crisis as a result of the structural imbalance between recurring government revenues and expenses. The structural imbalance has been exacerbated during fiscal years 2008 and 2009, with recurring government expenses significantly higher than recurring revenues, which have declined as a result of the multi-year economic contraction mentioned above. In order to bridge the deficit resulting from the structural imbalance, the government has used non-recurring measures, such as borrowing from GDB or in the bond market, and postponing the payment of various government expenses, such as payments to suppliers and utilities providers. As of April 30, 2009, the estimated structural deficit for fiscal year 2009 was projected to be $3.2 billion.

Rating Downgrades

The continued fiscal imbalance led to successive downgrades in the Commonwealth’s general obligation debt ratings, by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”) in fiscal year 2004. Each of the rating agencies has a stable outlook on the Commonwealth’s general obligation debt, as of September 2009.

Fiscal Year 2009 Estimated Structural Deficit

For fiscal year 2009, estimated revenues of the General Fund (the primary operating fund of the Commonwealth) are $7.6 billion as of April 2009 (down from the original budgeted revenues of $8.5 billion). Although budgeted expenditures for the fiscal year were $9.5 billion, the government has identified additional expenses for fiscal year 2009 that were not included in the budget. Unbudgeted expenses for fiscal year 2009 are estimated at $1.4 billion. Thus, the resulting estimated structural deficit for fiscal year 2009 is $3.2 billion as of April 2009.

General Fund Revenues

Preliminary General Fund revenues for the first nine months of fiscal year 2009 (from July 2008 through March 2009) were $5.44 billion, a decline of 4.9% from the $5.72 billion for the same period in the prior fiscal year. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession.

Fiscal Stabilization Plan

The new government administration, which commenced on January 2, 2009 and controls the Executive and Legislative branches of government, has developed and commenced implementing a multi-year plan designed to achieve fiscal balance and restore economic growth. The fiscal stabilization plan seeks to achieve budgetary balance on or before fiscal year 2013, while addressing expected fiscal deficits in the intervening years through the implementation of a number of initiatives, including the following: (i) a $2 billion operating expense-reduction plan during fiscal year 2010, through government reorganization and reduction of operating expenses, including payroll which is the main component of government expenditures; (ii) a combination of temporary and permanent tax increases, coupled with additional tax enforcement measures; and (iii) a bond issuance program through Puerto Rico Sales Tax Financing Corporation (“COFINA” by its Spanish-language acronym). The Commonwealth has indicated that, before the temporary measures expire in 2013, the administration intends to design and adopt a comprehensive reform of the tax system and a long-term economic development plan to complement the economic reconstruction and supplemental stimulus initiatives described below. The proceeds expected to be obtained from the COFINA bond issuance program will be used to repay existing government debt (including debts with GDB), finance operating expenses of the Commonwealth for fiscal years 2009 through 2011 (and for fiscal year 2012, to the extent included in the government’s annual budget for such fiscal year), including costs related to the implementation of a workforce reduction plan, the funding of an economic stimulus plan, as described below, and for other purposes to address the fiscal imbalance while the fiscal stabilization plan is being implemented. The fiscal stabilization plan seeks to safeguard the investment grade ratings of the Commonwealth’s general obligation debt and lay the foundation for sustainable economic growth. Legislation has already been enacted authorizing the implementation of all the measures in the fiscal stabilization plan and the Office of Management and Budget (“OMB”) has certified projected savings of $237 million for fiscal year 2010 from implemented measures to date.

Economic Reconstruction Plan

The new administration has also developed and commenced implementing a short-term economic reconstruction plan. The cornerstone of this plan is the implementation of U.S. federal and local economic stimulus programs. Puerto Rico is slated to benefit from the American Recovery and Reinvestment Act of 2009 (“ARRA”) enacted by the U.S. government to stimulate the U.S. economy in the wake of the global economic downturn. Puerto Rico expects to receive approximately

$5.0 billion from ARRA during the next two fiscal years, which includes tax relief, expansion of unemployment benefits and other social welfare provisions, and domestic spending in education, health care, and infrastructure, among other measures. The Commonwealth has indicated that the administration will seek to complement the U.S. federal stimulus with additional short- and medium-term supplemental stimulus measures seeking to address specific local challenges and providing investment in strategic areas. These measures include a local $500 million economic stimulus plan to supplement the federal plan. In addition, to further stimulate economic development and cope with the fiscal crisis, the administration is in the process of establishing a legal framework to authorize and promote the use of public-private partnerships to finance and develop infrastructure projects and operate and manage certain public assets.

The new administration is also developing a comprehensive long-term economic development plan aimed at improving Puerto Rico’s overall competitiveness and business environment and increasing private-sector participation in the Puerto Rico economy. The Commonwealth has indicated that, as part of this plan, the administration will emphasize (i) the simplification and shortening of the permitting and licensing process; (ii) the strengthening of the labor market by encouraging greater labor-force participation and bringing out-of-date labor laws and regulations in line with U. S. and international standards and (iii) the adoption of a new energy policy that seeks to lower energy costs and reduce energy-price volatility by reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies.

Proposed Fiscal Year 2010 Budget

On April 29, 2009, the Governor submitted to the Legislature a proposed budget for fiscal year 2010. The proposed budget provides for total General Fund revenues and appropriations of $7.67 billion, compared to estimated General Fund revenues of $7.60 billion for fiscal year 2009. Budgeted General Fund expenditures total $7.67 billion, a decrease of $1.81 billion, or 19%, from the fiscal year 2009 budgeted expenditures of $9.48 billion. To cover approximately $2 billion of additional transitory expenses for fiscal year 2010 related to the implementation of the expense-reduction plan (including expenses that will be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years) and a $500 million projected remaining structural deficit, the Commonwealth will establish a Stabilization Fund to be funded with proceeds from COFINA bond issues.

The projections and assumptions used in the proposed fiscal year 2010 budget are subject to a number of risks, including risks related to the economic forecasts, the implementation of the expense-reduction plan, and the execution of certain transactions contemplated in the fiscal stabilization plan (such as the COFINA financings). Many complex political, social, environmental, and economic forces influence the Commonwealth’s economy and finances unpredictably from fiscal year to fiscal year. The budget is necessarily based on forecasts of economic activity, which have frequently failed to accurately predict the timing and magnitude of specific cyclical changes in the U.S. and local economy. There can be no assurance that the Commonwealth’s economy will not experience results in the current and ensuing fiscal years that are materially worse than predicted, with corresponding material and adverse effects on the Commonwealth’s projections of receipts and disbursements.

ECONOMY

General

The Commonwealth in the past has established policies and programs directed principally at developing the manufacturing sector and expanding and modernizing the Commonwealth’s infrastructure. Domestic and foreign investments have historically been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been to a large extent financed by bonds and notes issued by the Commonwealth, its public corporations, and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the population.

Puerto Rico’s economy experienced a considerable transformation during the past sixty-five years, passing from an agriculture economy to an industrial one. Virtually every sector of the economy participated in this expansion. Factors contributing to this expansion include government-sponsored economic development programs, increases in the level of federal transfer payments, and the relatively low cost of borrowing. In some years, these factors were aided by a significant rise in construction investment driven by infrastructure projects, private investment, primarily in housing, and relatively low oil prices. Nevertheless, the significant oil price increases during the past four years, the continuous contraction of the manufacturing sector, and the budgetary pressures on government finances triggered a general contraction in the economy. Puerto Rico’s economy is currently in a recession that began in the fourth quarter of fiscal year 2006, a fiscal year in which the real gross national product grew by only 0.5%. For fiscal years 2007 and 2008, the real gross national product contracted by 1.9% and 2.5%, respectively. This contraction has continued into fiscal year 2009, for which the Planning Board expects a reduction of 3.4% in real gross national product. While the trend was expected to continue in fiscal year 2010, the Planning Board announced on April 29, 2009 that the expected positive impact of the U.S. federal and local economic stimulus measures discussed below should outweigh the expected negative impact of the Fiscal Stabilization Plan also described below and revised its projections for fiscal year 2010 to reflect an increase of 0.1% in real gross national product. The Planning Board is also projecting increases in real gross national product of 0.9% and 1.0% for fiscal years 2011 and 2012, respectively.

Nominal personal income, both aggregate and per capita, has increased consistently from 1947 to 2008. In fiscal year 2008, aggregate personal income was $56.2 billion ($44.8 billion in 2000 prices) and personal income per capita was $14,237 ($11,341 in 2000 prices).(3) Personal income includes transfer payments to individuals in Puerto Rico under various social programs. Total U.S. federal transfer payments to individuals amounted to $12.3 billion in fiscal year 2008 ($10.5 billion in fiscal year 2007). Entitlements for previously performed services or resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare, and U.S. Civil Service retirement pensions were $9.3 billion, or 76% of the transfer payments to individuals in fiscal year 2008 ($8.6 billion, or 82%, in fiscal year 2007). The remainder of the federal transfers to individuals is represented by grants, mostly concentrated in the Nutritional Assistance Program (Food Stamps) and Pell Grant (higher education) Scholarships. The increase in federal transfer payments to individuals, and the corresponding decline in the share of entitlements to total transfers to individuals, from fiscal year 2007 to fiscal year 2008 was due almost exclusively to the U.S. federal tax rebates implemented in fiscal year 2008.

Total average annual employment (as measured by the Puerto Rico Department of Labor and Human Resources Household Employment Survey, known as the “Household Survey”) also increased between fiscal year 1999 and fiscal year 2008. From fiscal year 1999 to fiscal year 2008, total employment has increased at an average annual growth rate of 0.6% to 1,217,500. However, there has been a decrease in employment during fiscal year 2009, related to the current recession.

The dominant sectors of the Puerto Rico economy in terms of production and income are manufacturing and the service sector. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher-wage, high-technology industries, such as pharmaceuticals, biotechnology, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The service sector, which includes finance, insurance, real estate, wholesale and retail trade, transportation, communications and public utilities, and other services, plays a major role in the economy. It ranks second to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the Puerto Rico economy (other than oil prices) are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. During fiscal year 2008, approximately 74% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 47% of Puerto Rico’s imports. In fiscal year 2008, Puerto Rico experienced a positive merchandise trade balance of $19.0 billion.

Fiscal Years 2009 and 2010

The Planning Board’s gross national product forecast for fiscal year 2009, released in February 2009, projected a decline of 3.4% in constant dollars, or an increase of 1.5% in current dollars. Personal income was expected to decline by 1.5% in real terms, or to increase by 2.3% in nominal terms. On April 29, 2009, the Planning Board released new projections. As of that date, the Planning Board projected a slight decrease in gross national product of 0.1% in constant dollars or 3.4% in current dollars. In August 2009, the Planning Board revised its gross national product forecast for fiscal year 2009 by projecting a base case scenario decline of 4.8% in constant dollars, a further decline of 1.4% from the projection released in February 2009. The Planning Board, however, made an upward revision of its gross national product forecast for fiscal year 2010 by projecting an increase of 0.7% in constant dollars. The Planning Board’s revised forecast for fiscal year 2010 takes into account the estimated effect on the Puerto Rico economy of the Government’s fiscal stabilization plan and of the activity expected to be generated by $1.73 billion from the American Recovery and Reinvestment Act of 2009 (“ARRA”) and $280.3 million from the Government’s local stimulus package. The revised

(3) Different price deflators are used for gross national product and personal income statistics. The year 2000 is used as a basis for comparison because that is the year used by the U.S. Department of Commerce.

forecast also considers the effect on the Puerto Rico economy of general global economic conditions, the U.S. economy, the volatility of oil prices, interest rates and the behavior of local exports, including expenditures by visitors.

Puerto Rico expects to receive approximately $6 billion in stimulus funds from ARRA, of which approximately $3.3 billion is slated to be used to provide consumer and tax payer relief. As of August 2009, the Puerto Rico Infrastructure Financing Authority (“PRIFA”), which is responsible for the administration of ARRA in Puerto Rico, reported that approximately $609 million in ARRA funds for use in health, housing, and education related projects, among others, had been disbursed.

The Government has also begun disbursing funds under the local stimulus program. Most municipalities have received disbursements earmarked to pay outstanding debts and fund local projects. The Government has also disbursed funds allocated towards job training programs, a strategic water distribution project in a southern municipality and the revamping of the Puerto Rico permits system.

According to the Household Survey, total employment for fiscal year 2009 averaged 1,168,200, a decrease of 4.1% from the previous fiscal year. The unemployment rate for fiscal year 2009 was 13.4%, an increase from 11 % for fiscal year 2008. For the month of July 2009, the unemployment rate was 16.5%.

Fiscal Year 2008

The Planning Board’s preliminary reports on the performance of the Puerto Rico economy for fiscal year 2008 indicate that real gross national product decreased 2.5% (3.8% in current dollars) over fiscal year 2007. Nominal gross national product was $60.8 billion in fiscal year 2008 ($43.0 billion in 2000 prices), compared to $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices). Aggregate personal income increased from $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices) to $56.2 billion in fiscal year 2008 ($44.8 billion in 2000 prices), and personal income per capita increased from $13,269 in fiscal year 2007 ($11,012 in 2000 prices) to $14,237 in fiscal year 2008 ($11,341 in 2000 prices). The significant increase in personal income in fiscal year 2008 is due in part to the tax rebate program implemented by the Bush Administration during that fiscal year.

According to the Household Survey, total employment for fiscal year 2008 averaged 1,217,500, a decrease of 3.6% compared to 1,262,900 for fiscal year 2007. At the same time, the unemployment rate for fiscal year 2008 was 11.0%, an increase from 10.4% for fiscal year 2007.

Among the variables contributing to the decrease in gross national product were the continuous contraction of the manufacturing and construction sectors and the contraction of U.S. economic activity. Furthermore, the decline in Puerto Rico’s gross national product was not offset by the federal tax rebates due to the high levels of oil prices during fiscal year 2008. The persistent high level of the price of oil and its derivatives (such as gasoline) during that period served to reduce the income available for other purchases and, thereby, negatively affected domestic demand. Due to the Commonwealth’s dependence on oil for power generation and gasoline (in spite of its recent improvements in power-production diversification), the high level of oil prices accounted for an increased outflow of local income in fiscal year 2008. The difficulties associated with the financial crisis resulted in lower short-term interest rates, but this did not translate into an improvement in the construction sector.

Fiscal Year 2007

The Planning Board’s reports on the performance of the Puerto Rico economy during fiscal year 2007 indicate that the real gross national product fell by 1.9%. Nominal gross national product was $58.6 billion in fiscal year 2007 ($44.2 billion in 2000 prices), compared to $56.7 billion in fiscal year 2006 ($45.0 billion in 2000 prices). This represents an increase in nominal gross national product of 3.2%. Aggregate personal income was $52.3 billion in fiscal year 2007 ($43.4 billion in 2000 prices), as compared to $50.8 billion in fiscal year 2006 ($43.4 billion in 2000 prices), and personal income per capita was $13,269 in fiscal year 2007 ($11,012 in 2000 prices), as compared to $12,944 in fiscal year 2006 ($11,052 in 2000 prices).

According to the Household Survey, total employment for fiscal year 2007 averaged 1,262,900, an increase of 0.8% compared to 1,253,400 for fiscal year 2006. The driving force behind total employment was self-employment. The unemployment rate for fiscal year 2007 was 10.4%, a decrease from 11.7% for fiscal year 2006.

Fiscal Stabilization and Economic Reconstruction

The new administration has developed and commenced implementing a multi-year Fiscal Stabilization and Economic Reconstruction Plan that seeks to achieve fiscal balance and restore economic growth. The administration believes that fiscal stabilization is central to safeguarding the Commonwealth’s investment-grade credit rating and restoring Puerto Rico’s economic growth and development. During the first quarter of 2009, the Legislative Assembly enacted three bills providing for the implementation of this plan, which is composed of two main elements: the Fiscal Stabilization Plan (the “Fiscal Plan”) and the Economic Reconstruction Plan (the “Economic Plan”).

In addition, the new administration is in the process of designing and implementing a series of economic development initiatives with the aim of enhancing Puerto Rico’s competitiveness and strengthening specific industry sectors. These economic development initiatives are intended to support the prospects of long-term and sustainable growth.

Fiscal Stabilization Plan

The Fiscal Plan has three main objectives: (i) stabilize the short-term fiscal situation, (ii) safeguard and strengthen the Commonwealth’s credit rating, and (iii) achieve budgetary balance by fiscal year 2013. The Fiscal Plan, which is generally contained in Act No. 7 of March 9, 2009 (“Act 7”), includes operating expense-reduction measures, tax revenue enforcement measures, tax increases, and financial measures, as discussed below.

Expense Reduction Measures. A significant portion of Puerto Rico’s current budget deficit is attributable to the accumulated effect of high operating expenses in the government. The Fiscal Plan seeks to reduce the recurring expense base of the government to make it consistent with the level of government revenues. The Fiscal Plan establishes a government-wide operating expense-reduction program aimed at reducing payroll and other operating expenses by $2 billion.

Payroll expense is the most significant component of the government’s recurring expense base. The reduction in payroll expenses contemplated by the Fiscal Plan will be implemented in three phases and includes certain benefits conferred to participating employees, as follows:

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Phase I: Incentivized Voluntary Resignation and Voluntary Permanent Workday Reduction Programs: The Incentivized Voluntary Resignation Program offered public employees a compensation incentive based on the time of service in the government. The Voluntary Permanent Workday Reduction Program was available to public employees with 20 or more years of service. The Workday Reduction Program consists of a voluntary reduction of one regular workday every fifteen calendar days, which is equivalent to approximately a 10% reduction in annual workdays. Phase I commenced in March 2009 and public employees had until April 27, 2009 to submit the required information to participate in the voluntary programs available under Phase I and be eligible for the Public Employees Alternatives Program. On May 14, 2009, OMB announced that based on the number of employees who agreed to participate in these programs, the expected reduction in expenses for fiscal year 2010 would be $50 million.

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Phase II: Involuntary Layoff Plan: As provided in Act 7, Phase II will go into effect because the objective of reducing $2 billion in expenses was not achieved after implementation of Phase I and Phase III. Under Phase II, subject to certain exceptions, all employees with transitory, non-permanent positions will be terminated. In addition, Phase II provides for one or more rounds of involuntary layoffs and applies to all public employees unless specifically excluded by Act 7, strictly according to seniority in public service, starting with employees with least seniority. The plan excludes employees listed in Act 7 as providing “essential” services, those paid by federal funds, those on military leave, and political appointees and their trust employees (political appointees and their trust employees, who do not hold a permanent or career position in the government, are referred to herein as “non-career” employees). Employees in Phase II will receive a severance package that includes health coverage payment for up to a maximum of six months or until the former public employee is eligible for health insurance coverage at another job.

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Phase III: Temporary Suspension of Certain Provisions of Laws, Collective Bargaining Agreements, and Other Agreements: Phase III, which went into effect on March 9, 2009, imposes a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. Phase III will remain in effect for a period of two years, but this term may be shortened by the Governor by means of an Executive Order should OMB certify that the savings resulting from the implementation of Act 7’s expense-reduction measures are sufficient to cover the law’s objectives. OMB has indicated that the expected savings from the implementation of these measures is $187 million for fiscal year 2010.

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Public Employees Alternatives Program: The employees that elected to participate in the Incentivized Voluntary Resignation Program or the Voluntary Permanent Workday Reduction Program under Phase I, or that are subject to involuntary layoffs under Phase II, will be eligible for the Public Employees Alternatives Program. This program assists public employees in their transition to other productive alternatives, and offers vouchers for college education, technical education, and professional training, as well as for establishing a business and for relocation.

In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico seeking, among other relief, an injunction to stop the Government of Puerto Rico from implementing the expense-reduction provisions of Act 7 under the theory that such provisions violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. On August 5, the Court denied the preliminary injunction. The Court’s decision allows the Government to continue with the implementation of Act 7. The Commonwealth has indicated that the administration intends to continue to defend vigorously the constitutionality of Act 7.

The second element of the expense-reduction measures, which pertains to other operating expenses, will be conducted through an austerity program in combination with other measures, such as reduction in expenses of the public health plan, Executive Branch reorganization, and efficiency measures supported by budgeting and accounting processes, and information technology. The austerity program mandates a 10% reduction in other operational expenses, including cellular phone use, credit cards, and official vehicles.

Tax Revenue Enforcement Measures. The Fiscal Plan seeks to increase tax revenues by implementing a more rigorous and ongoing tax enforcement and compliance strategy. Specific tax enforcement initiatives include: (i) enhancements to federal grants and fund receipts, (ii) stronger collections and auditing efforts on Puerto Rico’s sales and use tax, and (iii) a voluntary tax compliance program.

Tax Increases. The goal of achieving fiscal and budgetary balance requires a combination of measures that include the introduction of permanent and temporary tax increases. The Fiscal Plan includes six temporary and four permanent revenue increasing measures. With respect to temporary revenue increasing measures, the administration will implement: (i) a 5% surtax on income of certain individuals, (ii) a 5% surtax on income of certain corporations, (iii) a 5% income tax on credit unions (commonly known as cooperativas in Puerto Rico), (iv) a 5% income tax on Puerto Rico international banking entities, (v) a special property tax on residential real estate, and (vi) a moratorium on certain tax credits. The majority of these temporary measures are slated to be in effect for three fiscal years beginning in fiscal year 2010. The permanent measures include (i) modifications to the alternative minimum tax for individuals and corporations, (ii) an increase in the excise taxes on cigarettes, (iii) new excise taxes on motorcycles, and (iv) an increase in the excise taxes on alcoholic beverages.

Financial Measures. The administration expects to carry out several financial initiatives in order to achieve fiscal stability throughout the implementation period of the Fiscal Plan. These financial measures include, among others, a financing or bond issuance program the proceeds of which would be used to bridge the structural budgetary imbalance during the implementation period of the Fiscal Plan and funding some initiatives in the Economic Plan.

The financial measures are mainly anchored on the bond-issuance program of COFINA. Act 7, in conjunction with Act No. 91 of May 13, 2006, as amended (“Act 91”), and Act No. 1 of January 14, 2009 (“Act 1”), allocated to COFINA, commencing on July 1, 2009, 2.75% (one-half of the tax rate of 5.5%) of the sales and use tax imposed by the central government, which increased COFINA’s financing capacity and, the Commonwealth has indicated, should allow the Commonwealth to achieve fiscal stability throughout the implementation period of the Fiscal Plan.

In addition to the increased tax allocations to COFINA, the financial initiatives that were enacted into law include the creation of the Savings Notes for the Economic Cooperation of Puerto Rico (the “Saving Notes Program”) and allow for the refinancing of a portion of the existing debt of the Puerto Rico Public Buildings Authority. The Savings Notes Program consists of an issuance of up to $20 million in short-term general obligation notes for retail distribution to Puerto Rico residents.

The administration expects that its Fiscal Plan will provide more fiscal stability, thereby safeguarding and strengthening Puerto Rico’s credit rating. The administration further expects that the resulting fiscal structure will be sustainable and conducive to economic growth and development.

Economic Reconstruction Plan

To balance the impact of the Fiscal Plan, the administration has developed and is implementing an economic reconstruction program to stimulate growth in the short term and lay the foundation for long-term economic development. In addition, the administration is developing a comprehensive, long-term, economic development program aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment, and increasing private-sector capital formation and participation in the economy.

The Economic Plan consists of three main components: (i) two economic stimulus programs, (ii) Public-Private Partnerships, and (iii) a supplemental stimulus plan.

Economic Stimulus Programs. The cornerstone of Puerto Rico’s short-term economic reconstruction plan is the implementation of two economic stimulus programs aimed at reigniting growth and counterbalancing any adverse effects associated with the Fiscal Plan. The economic stimulus programs consist of Puerto Rico’s participation in ARRA (also referred to herein as the “Federal Stimulus”) and a local plan (the “Local Stimulus”) designed to complement the Federal Stimulus.

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Federal Stimulus Program: Puerto Rico is eligible to participate in ARRA because of its status as a U.S. jurisdiction. Puerto Rico expects to receive up to $5 billion in stimulus funds from ARRA. The funds are slated to be distributed in four main categories: relief to individuals, budgetary and fiscal relief, taxpayers’ relief, and capital improvements. This Federal Stimulus coming from ARRA places an emphasis in relief for individuals and taxpayers. In terms of government programs, the Federal Stimulus allocates funds to education, agriculture and food assistance, health, housing and urban development, labor, and transportation, among others.

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Local Stimulus Program: The administration has formulated the Local Stimulus to supplement the Federal Stimulus and ameliorate specific local challenges associated with the local mortgage market, the availability of credit, and the infrastructure and construction sectors. Despite the fact that the Local Stimulus amounts to a $500 million investment by the government, it has been estimated that its effect will be greater due to its loan-guarantee programs, which is to be coordinated in collaboration with commercial banks in Puerto Rico. The Local Stimulus is composed of three main elements: (i) capital improvements, (ii) stimulus for small- and medium-sized businesses, and (iii) consumer relief in the form of direct payments to retirees, mortgage-debt restructuring for consumers that face risk of default, and consumer stimulus for the purchase of housing.

Public-Private Partnerships. The administration believes that Public-Private Partnerships (“PPPs”) represent an important tool for economic development, particularly in times of fiscal imbalance. PPPs are collaborations between government and non-governmental entities—such as private-sector, non-profit organizations, credit unions, and township corporations (corporaciones municipales)—to develop infrastructure projects, manage government assets or provide services. The non-governmental partner takes on certain responsibilities and risks related to the development of the project in exchange for receiving the benefits of operating it.

PPPs provide the opportunity for lower project development costs, reduction of financial risk, creation of additional revenue sources, establishment of service quality metrics, and redirection of government resources to focus on the implementation of public policy.

The Commonwealth has indicated that the administration is working on establishing the legal framework that will implement the procedures for establishing PPPs. Puerto Rico has opportunities for the establishment of PPPs in the areas of highways, ports, transportation, solid waste, potable water, and renewable energy, among others.

Supplemental Stimulus Plan. The Economic Plan includes a Supplemental Stimulus Plan, to provide investment in strategic areas with the objective of laying the foundations for long-term growth in Puerto Rico. The Supplemental Stimulus is slated to begin after the first year of implementation of the Federal and Local Stimuli. The coordinated implementation of the Supplemental Stimulus during the second year of the Federal and Local Stimuli is expected to reinforce continuity in reigniting economic growth while making key investments for long-term development.

The Supplemental Stimulus is slated to be conducted by GDB through a combination of direct investments and guaranteed lending. Specifically, the plan is for the Supplemental Stimulus to target critical areas such as the banking system, key infrastructure projects, public capital improvement programs, private-sector lending to specific industries, and the export and research-and-development knowledge industries. The plan is for the Supplemental Stimulus to take into account the strategic needs that Puerto Rico must fulfill in order to become a more competitive player in its region and in the global economy.

The Supplemental Stimulus is intended to complement a comprehensive Economic Development Program that is slated to be implemented by the Department of Economic Development and Commerce, as discussed below.

Economic Development Program

The Department of Economic Development and Commerce (“DEDC”), in coordination with other government agencies, is in the process of formulating and implementing a series of economic development initiatives with the goal of laying the groundwork for sustainable economic growth. These initiatives are centered on the dual mission of fostering multi-sector growth while reducing costs and barriers to business and investment, and are a medium-to-long-term counterpart to the Economic Reconstruction Plan and the Supplemental Stimulus Plan described above. The economic development initiatives are aimed at improving Puerto Rico’s overall global relevance, competitiveness, and business environment and seek to increase private-sector capital formation and participation in the Puerto Rico economy.

The administration will emphasize three main initiatives to enhance Puerto Rico’s competitive position: (i) overhauling the permitting process, (ii) reforming the labor market, and (iii) reducing energy costs.

The first initiative, the reengineering of Puerto Rico’s permitting and licensing process, has already been initiated and legislation has been filed. In the short term, this restructuring is focused on eliminating the significant backlog of unprocessed permits that are currently in the pipeline of various government agencies. In the longer term, this effort seeks to significantly reduce the number of inter-agency processes and transactions currently required by creating a centralized, client-focused system that simplifies and shortens the permitting process for applicants.

Initiatives will also be undertaken with the purpose of strengthening Puerto Rico’s labor market. The administration seeks to encourage greater labor-force participation by providing the private sector with more flexibility in establishing feasible labor arrangements. One focus of the labor-market reform will be the modernization of Puerto Rico’s regulatory framework. Legislative changes to be introduced will focus on bringing out-of-date labor laws and regulations in line with U.S. and international standards with respect to such matters as flex-time arrangements, overtime rules, workers’ compensation, and benefit requirements, among others. This labor reform is expected to provide a significant improvement in Puerto Rico’s competitiveness in the global marketplace.

The administration considers the adoption of a new energy policy to be critical for Puerto Rico’s competitiveness. Presently, fluctuations in oil prices have a significant effect on Puerto Rico’s overall economic performance. The Commonwealth has indicated that the administration plans to focus on reducing Puerto Rico’s dependence on fossil fuels, particularly oil, through the promotion of diverse, renewable-energy technologies. The Commonwealth has indicated that, by implementing a new energy policy, the Commonwealth seeks to lower energy costs, reduce energy-price volatility, and establish environmentally sustainable energy production through a reduction in ecologically harmful emissions. The Commonwealth is facilitating the development of several initiatives, including the wheeling of energy, conservation efforts, and the installation of new renewable generation capacity, among others. These initiatives are expected not only to address energy prices in Puerto Rico, but also to provide for a means of attracting investment in the energy sector.

The Commonwealth plans to complement these competitive initiatives with specific strategic initiatives with the objective of creating jobs and increasing economic activity across various sectors of the Puerto Rico economy. The Commonwealth has natural or structural competitive advantages in several areas, such as pharmaceutical and biotechnology manufacturing. These advantages provide opportunities to further economic activities in manufacturing, science and technology, tourism, renewable energy, trade, and professional services. The specific initiatives will be designed to promote sustainable economic growth while diversifying Puerto Rico’s economic base.

Puerto Rico Tax Incentives

One of the benefits enjoyed by the Commonwealth is that corporations operating in Puerto Rico (other than corporations organized in the United States with a local branch) and individuals residing in Puerto Rico generally are not subject to federal income taxes on income derived in Puerto Rico. This enables the Commonwealth to utilize local tax legislation as a tool for stimulating economic development, and it has done so for many years.

In this regard, the Commonwealth has enacted legislation providing tax exemptions and tax incentives for businesses operating within certain sectors of the economy. Tax incentives laws have existed in Puerto Rico for over fifty years. The Economic Incentives Act, the most recent tax incentives act, covers companies dedicated to manufacturing and the export of services and was enacted on May 28, 2008. All eligible businesses operating under previous tax incentives laws may apply for the benefits provided by the Economic Incentives Act.

The Economic Incentives Act streamlines the process for obtaining tax incentives and provides recipients with certainty as to the amount of benefits they will receive over time. The Economic Incentives Act expands the definition of manufacturing to include cluster and supply chain concepts, addresses issues of cost competitiveness, and simplifies the applicable rules. The tax structure established by the Economic Incentives Act generally has a 4% income tax rate and a 12% withholding tax rate for royalties. An alternative structure has an 8% income tax rate and a 2% withholding tax on royalties. For existing businesses with tax rates between 2% and 4%, the Secretary of Economic Development has the discretion to grant the same tax benefits if doing so is considered to be in the best interests of Puerto Rico’s economy. Income tax rates may be reduced by an additional 0.5% for projects located in low-or mid-economic development areas. Additional exceptions to the general tax structure exist for pioneering activities, local firms and small businesses. Pioneering activities may have a 1% income tax rate, or no income taxes if the research and development activity is located completely within Puerto Rico. Local firms may enjoy a tax rate as low as 3%, and for small- and medium-sized businesses the tax rate may be as low as 1%, provided such activities are eligible for certain credits provided by the Economic Incentives Act.

A variety of tax credits are available under the Economic Incentives Act, including: for the purchase of products manufactured in Puerto Rico; for job creation; for investment in research and development; for investment in energy-generation equipment; to reduce the cost of energy; to transfer technology; and for investors who acquire exempt operations in the process of shutting down. There are also investment credits for projects classified as strategic projects. Some of these credits can be carried forward and others can be sold.

Economic Performance by Sector

From fiscal year 2004 to fiscal year 2008, the manufacturing and service sectors generated the largest portion of gross domestic product. The manufacturing, service, and government sectors were the three sectors of the economy that provided the most employment in Puerto Rico.

Manufacturing

Manufacturing is the largest sector of the Puerto Rico economy in terms of gross domestic product. Planning Board figures show that in fiscal year 2008 manufacturing generated $38.5 billion, or 41.2%, of gross domestic product. During fiscal year 2008, payroll employment for the manufacturing sector was 104,200, a decrease of 3.4% compared with fiscal year 2007. For the first nine months of fiscal year 2009, the average manufacturing employment was 99,300, a decrease of 5.3% compared to the same period of the prior fiscal year. Most of Puerto Rico’s manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Federal minimum wage laws are applicable in Puerto Rico. For fiscal year 2008, the average hourly manufacturing wage rate in Puerto Rico was approximately 68.5% of the average mainland U.S. rate.

Total employment in the manufacturing sector decreased by 14,200 from fiscal year 2004 to fiscal year 2008. Manufacturing employment had been declining during the past decade, but the decline accelerated during fiscal years 2002 and 2003, falling by 10.6% and 4.8%, respectively. Thereafter, manufacturing employment seemed to stabilize around 118,000 jobs, but the acceleration in job losses reappeared in fiscal year 2006 with the sector experiencing another significant drop of 4.0%. For fiscal years 2007 and 2008, manufacturing employment decreased by 4.2% and 3.4%, respectively. For the first nine months of fiscal year 2009, the sector lost an average of 5,600 jobs, or 5.3% compared to the same period of the previous year. In summary, the manufacturing sector lost nearly 17,000 jobs from calendar year 2005 to 2008, and, according to the trend observed for the first months of 2009, it is likely that it will lose more than 5,000 additional jobs in calendar year 2009. Given that this sector used to pay the highest wages, on average, in Puerto Rico, its general downturn has represented a major difficulty for restoring growth for the whole economy. There are several reasons that explain this sector’s job shrinkage: the end of the phase-out of Section 936 of the U.S. Code, the net loss of patents on certain pharmaceutical products, the escalation of manufacturing production costs (particularly labor and electricity), the increased use of job outsourcing, and, more recently, the effects of the global economic decline. Puerto Rico’s manufacturing sector is facing increased international competition, and new ideas and initiatives are believed to be necessary to this sector.

Service Sector

Puerto Rico has experienced significant growth in the service sector, which includes finance, insurance, real estate, wholesale and retail trade, and other services. This sector expanded in terms of both income and employment between 1999 and 2008, following the general trend of other industrialized economies, but with differences on the magnitudes of those changes. During the period between fiscal years 2004 and 2008, the gross domestic product in this sector, in nominal terms, increased at an average annual rate of 5.0%, while payroll employment in this sector increased at an average annual rate of 0.8%. In the Puerto Rico labor market, self-employment, which is not accounted for in the Payroll Survey, represents approximately 15% of total employment according to the Household Survey. Most of the self-employment is concentrated in the service and construction sectors. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

The high degree of knowledge, skill, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world.

The service sector ranks second to manufacturing in its contribution to gross domestic product, and it is the sector with the greatest employment. In fiscal year 2008, the service sector generated $37.1 billion of gross domestic product, or 40% of the total. Service-sector employment grew from 542,092 in fiscal year 2004 to 559,811 in fiscal year 2008 (representing 54.8% of total non-farm payroll employment). This represents a cumulative increase of 3.3% during such period. For the first nine months of fiscal year 2009, the average service-sector employment was 546,108, a decrease of 2.6% compared to the same period of the prior fiscal year. Wholesale and retail trade, finance, insurance and real estate experienced growth in fiscal years 2004 to 2008, as measured by gross domestic product at current prices. From fiscal year 2004 to 2008, gross domestic product increased in the trade sector from $9.8 billion to $11.8 billion, and in finance, insurance and real estate from $13.0 billion to $16.4 billion.

Puerto Rico has a developed banking and financial system. As of December 31, 2008, there were thirteen commercial banks operating in Puerto Rico. Commercial banks in Puerto Rico are generally regulated by the Federal Deposit Insurance Corporation (the “FDIC”) or the Board of Governors of the Federal Reserve System and by the Office of the Commissioner of Financial Institutions of Puerto Rico (the “OCFI”). The OCFI reports that total assets of these institutions (excluding assets of units operating as international banking entities) as of December 31, 2008 were $87.5 billion, as compared to $87.9 billion as of December 31, 2007.

Broker-dealers in Puerto Rico are regulated by the Financial Industry Regulatory Authority and the OCFI and are mainly dedicated to serve investors that are residents of Puerto Rico. According to the OCFI, assets under management of broker-dealers in Puerto Rico totaled $26.5 billion as of December 31, 2008, down from $27.9 billion on December 31, 2007. Another relevant component of the financial sector in Puerto Rico is the mutual fund industry. Local mutual funds are organized as investment companies and recorded assets under management of $13.9 billion as of December 31, 2008, down slightly from $14.1 billion as of December 31, 2007 according to the OCFI. Most of the assets under management of local mutual funds are reflected in the amount of assets under management of broker-dealers stated above.

Other components of the financial sector in Puerto Rico include international banking entities (“IBEs”) and credit unions (locally known as cooperativas). IBEs are licensed financial businesses that conduct offshore banking transactions. As of December 31, 2008, there were 33 international banking entities (including units of commercial banks) operating in Puerto Rico licensed to conduct offshore banking transactions, with total assets of $63.8 billion, a decrease from $75.8 billion in total assets as of December 31, 2007. Meanwhile, credit unions, which tend to emphasize basic consumer financial services, reached $6.7 billion in assets as of December 31, 2008, a slight increase from $6.5 billion as of December 31, 2007.

In addition, there are specialized players in the local financial industry that include mortgage-origination companies and auto and personal finance companies.

Hotels and Related Services—Tourism

During fiscal year 2006, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,922,500, an increase of 3.8% over the number of persons registered during the same period in fiscal year 2005. The number of non-resident tourists registered in tourist hotels during fiscal year 2006 increased by 3.5% compared to fiscal year 2005. Tourist hotel rooms available during fiscal year 2006 increased by 3.9% to 10,739 rooms, compared to fiscal year 2005. The average occupancy rate in tourist hotels during fiscal years 2005 and 2006 was 70.8%.

During fiscal year 2007, the number of persons registered in tourist hotels, including residents of Puerto Rico and tourists, was 1,792,300, a decrease of 6.8% over the number of persons registered during fiscal year 2006. The average occupancy rate in tourist hotels during fiscal year 2007 was 71.7%, compared to 70.8% in fiscal year 2006. The average number of rooms available in tourist hotels decreased by 6.5% to 10,044 rooms from fiscal year 2006 to fiscal year 2007 as the completion of regular maintenance and rehabilitation of rooms (that normally results in a certain number of rooms being unavailable at any time) took longer to complete than in the past.

For fiscal year 2008, the number of persons registered in tourist hotels was 1,745,000, a further decline of 2.6% over the number of persons registered during fiscal year 2007. The average occupancy rate in tourist hotels during fiscal year 2008 was 70.3%, compared to 71.7% in fiscal year 2007. The average number of rooms available in tourist hotels increased by 2.1% to 10,253 rooms from fiscal year 2007 to fiscal year 2008.

The number of persons registered in tourist hotels during the first six months of fiscal year 2009 was 826,300, a decrease of 0.8% over the number of persons registered during the same period of fiscal year 2008. The average occupancy rate in tourist hotels during the first semester of fiscal year 2009 was 63.7%, compared to 67.5% in the period for fiscal year 2008. During the first six months of fiscal year 2009, the average number of rooms available in tourist hotels increased by 2.7% to 10,220 rooms compared with the same period in fiscal year 2008.

In terms of employment figures, this sector has shown a behavior consistent with the local business cycle, accentuated by the contraction of U.S. economic activity. For the first nine months of fiscal year 2009, employment in hotels and lodging places was reduced by 3.9% to 13,700 jobs.

San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world.

The Commonwealth, through the Puerto Rico Convention Center District Authority, has completed the development of the largest convention center in the Caribbean, and the centerpiece of a 100-acre, private development, to include hotels, restaurants, office space and housing. The convention center district is being developed at a total cost of $1.3 billion in a public/private partnership effort to improve Puerto Rico’s competitive position in the convention and group-travel segments. The convention center opened on November 17, 2005 and, since its inauguration, the facility has hosted more than 1,000 events accounting for more than 1,000,000 attendees. As of May 2009, a 500-room hotel was scheduled to commence operations at the end of 2009.

Government

The government sector of Puerto Rico plays an important role in the economy. It promoted the transformation of Puerto Rico from an agricultural economy to an industrial one during the second half of the previous century, providing the basic infrastructure and services necessary for the modernization of the Island.

In fiscal year 2008, the government accounted for $8.8 billion, or 9.4%, of Puerto Rico’s gross domestic product. The Puerto Rico government is also a significant employer, providing jobs for 282,900 workers (state and local), or 27.7% of total non-farm payroll employment in fiscal year 2008. From fiscal year 2005 to fiscal year 2008, Commonwealth and municipal government employment was reduced by approximately 10,100 positions. Nevertheless, during the first nine months of fiscal year 2009, state and local government employment increased by 1.2% or by 3,300 jobs to 284,400. According to the payroll survey, the distribution of these job increases was 600 jobs in the state government and 2,700 jobs in local government.

On February 25, 1998, legislation was enacted permitting the unionization of employees of the central government, which excludes municipal employees and employees of public corporations. Under this law, government employees are given collective bargaining rights subject to a number of limitations. Among those limitations are: employees are prohibited from striking; salary increases are contingent on the availability of budgeted revenues; employees cannot be required to become union members and pay union dues; and collective bargaining negotiations cannot occur in an election year. As of May 2009, approximately 70,000 employees of the central government were unionized under this law.

As discussed previously, Act 7, enacted on March 9, 2009, establishes, among other things, a temporary freeze of salary increases and other economic benefits included in laws, collective bargaining agreements, and any other agreements. In addition, Act 7 provides that, for a period of two years, collective bargaining agreements that have already expired or that expire while the law is in effect and that relate to public employees may not be renegotiated or renewed. Certain individuals and labor organizations have challenged in court the validity of certain provisions of Act 7. The Court’s decision denying the preliminary injunction allows the Government to continue with the implementation of Act 7.

Transportation

Thirty-four shipping lines offer regular ocean freight service to eighty United States and foreign ports. San Juan is the island’s leading seaport, but there are also seaport facilities at other locations in Puerto Rico including Arecibo, Culebra, Fajardo, Guayama, Guayanilla, Mayagüez, Ponce, Vieques, and Yabucoa.

In general, Puerto Rico’s airport facilities are located in Carolina, San Juan, Ponce, Mayaguez, Aguadilla, Fajardo, Arecibo, Ceiba, Vieques, Culebra, and Humacao.

Luis Muñoz Marín International Airport in the San Juan metropolitan area is served by 24 domestic and international airlines. The airport receives over 10 million passengers per year, making it the busiest airport in the Caribbean. There is daily direct service between San Juan and Atlanta, Baltimore, Boston, Chicago, Dallas, Miami, New York, Orlando, Philadelphia, and numerous other destinations within the U.S. mainland. San Juan has also become a hub for intra-Caribbean service for a major airline. While the main hubs in the U.S. mainland serve as the gateway from San Juan to most international destinations, Latin American destinations are also served through Panama City, Panama, with connections to Central and South America, while European cities are also served through Madrid, Spain.

Regarding other airports, Rafael Hernandez Airport in Aguadilla has regularly scheduled service to and from Fort Lauderdale, New York, Newark and Orlando; and Ponce’s Mercedita Airport has regularly scheduled service to and from New York and Orlando. Both of these airports also have scheduled service to other Caribbean islands. Smaller regional airports serve intra-island traffic. Cargo operations are served by both Federal Express and United Parcel Service (UPS) at the airports in San Juan and Aguadilla.

The island’s major cities are connected by a modern highway system, which, as of December 31, 2008, totaled approximately 4,625 miles and 11,774 miles of local streets and adjacent roads. The highway system comprises 425 miles of primary system highways, which are the more important interregional traffic routes and include PR-52, PR-22, PR-53, PR-5, PR-66 and PR-20 toll highways, 252 miles of primary urban system highways, 959 miles of secondary system highways serving the needs of intra-regional traffic and 3,051 miles of tertiary highways and roads serving local, intra-regional traffic.

The first phase of a new mass transit system, known as Tren Urbano, has been completed. Tren Urbano serves a portion of metropolitan San Juan and is expected eventually to serve the municipalities of Carolina and Caguas as well. As of May 2009, it had ridership of about 35,000 per day.

The Port of the Americas is a deep draft port on the south coast of Puerto Rico that is under development by the Port of the Americas Authority. The Port of the Americas is expected to be used for broad operations such as domestic cargo, bulk, and liquid shipments for Puerto Rico, as well as transshipments. The first phase of the development was completed in 2004, and the second phase is substantially complete. A third development phase is currently underway, which is to result in a processing capacity of 500,000 Twenty-Foot Equivalent Units per year.

Construction

Although the construction industry represents a relatively small segment of the economy compared to other sectors, it has made significant contributions to the growth of economic activity due to its multiplier effect on the whole economy. During the period from fiscal year 2001 through fiscal year 2008, however, real construction investment decreased at an average annual rate of 5.4%. During the same time period, the total value of construction permits, in current dollars, increased at an average annual rate of 0.3%, but, adjusting the value of construction permits by the construction investment price deflator, the total value of permits, in constant dollars, declined at an average annual rate of 2.3%.

Public investment has been an important component of construction investment. During fiscal year 2008, approximately 50.2% of the total investment in construction was related to public projects. The total value of construction permits increased by 12.9% in fiscal year 2008 as compared to fiscal year 2007, but total sales of cement decreased by 10.7%, the largest decline during the last decade. Average payroll employment in the construction sector during fiscal year 2008 was 60,000, a reduction of 9.9% from fiscal year 2007.

Total construction investment for fiscal year 2008 decreased in real terms by 8.8%, following a 7.6% real decline in fiscal year 2007, due principally to the drop in construction-related public projects. The Planning Board has estimated a construction investment decrease of 11.5% in real terms during fiscal year 2009. Public investment in construction has been negatively affected by the Commonwealth’s fiscal difficulties, and the decline in construction investment is related to these difficulties. While the Planning Board had originally projected a further construction investment decrease of 10.5% in real terms for fiscal year 2010, it announced on April 29, 2009 that the expected positive impact of the Federal Stimulus and the Local Stimulus had led it to reduce its projected decrease in construction investment to 5.6% in real terms. Public investment is slated to be primarily in housing, new schools (and school reconstruction programs), water projects, and other public infrastructure projects.

During the first four months of fiscal year 2009, the number of construction permits decreased by 4.8%, while the total value of construction permits dropped by 12.9% compared to the same period in fiscal year 2008. For the first nine months of fiscal year 2009, cement sales declined by 23.0%, reaching levels not seen in more than a decade.

Agriculture

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and the quality of produce, and stimulating the consumption of locally produced agricultural products. It should be noted, however, that agriculture production represents less than 1% of Puerto Rico’s gross domestic product. During fiscal year 2008, gross income from agriculture was $792 million, an increase of 1.2% compared with fiscal year 2007. The largest contributors to gross income in agriculture during fiscal year 2008 were livestock products (48% of the sector’s gross income) and starchy vegetables (13%).

The Commonwealth supports agricultural activities through incentives, subsidies, and technical and support services, in addition to income tax exemptions for qualified income derived by bona fide farmers. Act No. 225 of 1995 provides a 90% income tax exemption for income derived from agricultural operations, grants for investments in qualified agricultural projects, and a 100% exemption from excise taxes, real and personal property taxes, municipal license taxes and tariff payments. It also provides full income tax exemption for interest income from bonds, notes and other debt instruments issued by financial institutions to provide financing to agricultural businesses.

Policy changes have been implemented to promote employment and income generated by the agricultural sector. The policy initiatives include a restructuring of the Department of Agriculture, an increase in government purchases of local agricultural products, new programs geared towards increasing the production and sales of agricultural products, and a new system of agricultural credits and subsidies for new projects.

Higher Education

During the five decades from 1950 to 2000, Puerto Rico made significant advances in the field of education, particularly at the college and graduate school level. The transformation of Puerto Rico during the 1950s and 1960s from an agricultural economy to an industrial economy brought about an increased demand for educational services at all levels. During the 1970s and 1980s, certain higher-wage, higher-technology industries became more prominent in Puerto Rico. More recently, employment in the service sector has increased significantly. This has resulted in an increased demand for workers having a higher level of education and greater expertise in various technical fields. During the same time period, enrollments in institutions of higher learning rose very rapidly due to growth in the college-age population, and the increasing percentage of college attendance by such population. During the 1990s and into the current decade, college attendance and college attendance as a percentage of the college-age population continued to increase, although the college-age population has declined since 2000.

The University of Puerto Rico, the only public university in Puerto Rico, has eleven campuses located throughout the island. The University’s total enrollment for academic year 2007-2008 was approximately 63,205 students. The Commonwealth is legally bound to appropriate annually for the University of Puerto Rico an amount equal to 9.60% of the average annual revenue from internal sources for each of the two fiscal years immediately preceding the current fiscal year.

In addition to the University of Puerto Rico, there are 40 public and private institutions of higher education located in Puerto Rico. Such institutions had an enrollment during academic year 2007-2008 of approximately 164,341 students and provide programs of study in liberal arts, education, business, natural sciences, technology, secretarial and computer sciences, nursing, medicine, and law. Degrees are offered by these institutions at the associate, bachelor, master, and doctoral levels.

Tax Incentives

One factor that has promoted and continues to promote the development of the manufacturing and service sectors in Puerto Rico is the various local and federal tax incentives available, particularly those under Puerto Rico’s Industrial Incentives Program and, until recently, Sections 30A and 936 of the U.S. Code. Tax and other incentives have also been established to promote the development of the tourism industry. These incentives are summarized below.

Industrial Incentives Program

Since 1948, Puerto Rico has had various incentives laws designed to promote investment and job creation. Under these laws, companies engaged in manufacturing and certain other designated activities have been eligible to receive full or partial exemption from income, property, and other local taxes. The most recent of these incentives laws is the Economic Incentives Act.

The benefits provided by the Economic Incentives Act are available to new companies as well as companies currently conducting tax-exempt operations in Puerto Rico that choose to renegotiate their existing tax exemption grant, expand current operations or commence operating a new eligible business. The activities eligible for tax exemption under the Economic Incentives Act include manufacturing, certain designated services performed for markets outside Puerto Rico (including the United States), the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for research and development. The Economic Incentives Act expands the definition of manufacturing activity from that included in Act No. 135 of December 2, 1997, as amended (the “1998 Tax Incentives Act”), to include clusters and supply chains. Companies qualifying thereunder can benefit from a simplified income tax system: in most cases, an income tax rate of 4% and a withholding tax rate of 12% on royalty payments; alternatively, an income tax rate of 8% and a withholding rate of 2% on royalty payments. Special rates apply to projects located in low and mid-development zones (an income tax reduction of 0.5%), certain local projects (an income tax rate as low as 3%), certain small-and medium-sized businesses (an income tax rate as low as 1%) and pioneering activities (an income tax rate of 1%, but for those using intangible property created or developed in Puerto Rico the income tax rate may be 0%). In addition, as with the 1998 Tax Incentives Act, the Economic Incentives Act grants 90% exemption from property taxes, 100% exemption from municipal license taxes during the first three semesters of operations and at least 60% thereafter, and 100% exemption from excise taxes with respect to the acquisition of raw materials and certain machinery and equipment used in the exempt activities.

The Economic Incentives Act was designed to stimulate employment and productivity, research and development, capital investment, reduction in the cost of energy and increased purchase of local products.

Under the Economic Incentives Act, as with the 1998 Tax Incentives Act, companies can repatriate or distribute their profits free of Puerto Rico dividend taxes. However, Puerto Rico resident individuals, as well as non-resident individuals who are U.S. citizens, must include as income for purposes of computing their potential alternative minimum tax liability dividends derived from companies covered by the Economic Incentives Act and the 1998 Tax Incentives Act. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Commonwealth, and other designated investments is fully exempt from income and municipal license taxes. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period that is otherwise subject to Puerto Rico income tax would be subject to a special Puerto Rico income tax rate of 4%.

The Economic Incentives Act, like the 1998 Tax Incentives Act, also provides investors that acquire an exempted business that is in the process of closing its operations in Puerto Rico a 50% credit in connection with the cash purchase of such corporation’s stocks or assets.

Tourism Incentives Program

For many years, Puerto Rico has enacted incentives laws designed to stimulate investment in hotel operations on the island. The Tourism Incentives Act of 1993 (the “Tourism Incentives Act”) provides partial exemptions from income, property, and municipal license taxes for a period of up to ten years. The Tourism Incentives Act also provides certain tax credits for qualifying investments in tourism activities, including hotel and condo-hotel development projects. Other legislation enacted in 2001 and 2002 provides further tourism incentives by granting certain tax exemptions on interest income received from permanent or interim financing of tourism development projects and fees derived from credit enhancements provided to the financing of such projects.

As part of the incentives to promote the tourism industry, in 1993 the Commonwealth established the Tourism Development Fund as a subsidiary of GDB with the authority to (i) make investments in or provide financing to entities that contribute to the development of the tourism industry and (ii) provide financial guarantees and direct loans for financing hotel development projects. As of May 2009, the Fund has provided direct loans and financial guarantees for loans made or bonds issued to finance the development of eighteen hotel projects representing over 4,700 new hotel rooms.

Incentives under the U.S. Code

United States corporations operating in Puerto Rico have been subject to special tax provisions since the Revenue Act of 1921. Prior to enactment of the Tax Reform Act of 1976, under Section 931 of the U.S. Code, United States corporations operating in Puerto Rico (and meeting certain source of income tests) were taxed only on income arising from sources within the United States.

The Tax Reform Act of 1976 created Section 936 of the U.S. Code, which revised the tax treatment of United States corporations operating in Puerto Rico by taxing such corporations on their worldwide income in a manner similar to that applicable to any other United States corporation but providing such corporations a full credit for the federal tax on their business and qualified investment income from Puerto Rico. The credit provided an effective 100% federal tax exemption for operating and qualifying investment income from Puerto Rico sources.

As a result of amendments to Section 936 of the U.S. Code made in 1996, its income tax credit based on operating and certain investment income was phased out over a ten-year period for companies that were operating in Puerto Rico in 1995, and is no longer available.

Controlled Foreign Corporations

Because of the modification and phase-out of the federal tax incentives under Section 936 of the U.S. Code, many corporations previously operating thereunder reorganized their operations in Puerto Rico to become controlled foreign corporations (“CFCs”). A CFC is a corporation that is organized outside the United States (including, for these purposes, in Puerto Rico) and is controlled by United States shareholders. In general, a CFC may defer the payment of federal income taxes on its trade or business income until such income is repatriated to the United States in the form of dividends or through investments in certain United States properties. The Puerto Rico Office of Industrial Tax Exemption has received notification from numerous corporations that have converted part or all of their operations to CFCs. These include most of the major pharmaceutical, instrument and electronics manufacturing companies in Puerto Rico.

CFCs operate under transfer pricing rules for intangible income that are different from those applicable to United States corporations operating under Section 936 of the U.S. Code (“Section 936 Corporations”). In many cases, they are allowed to attribute a larger share of this income to their Puerto Rico operation but must make a royalty payment “commensurate with income” to their U.S. affiliates. Section 936 Corporations were exempted from Puerto Rico withholding taxes on any cost-sharing payments they might have opted to make, but CFCs are subject to a 15% Puerto Rico withholding tax on royalty payments.

For taxable years beginning after December 31, 2005 and before January 1, 2010, the special deduction granted under Section 199 of the U.S. Code against income derived from domestic production activities is extended to taxpayers operating in Puerto Rico that are subject to U.S. federal income taxation at gradual rates, such as branches of U.S. companies operating in Puerto Rico.

In May 2009, the U.S. Department of the Treasury announced proposed changes to the U.S. Code that include, among others, changes to remove incentives for shifting jobs overseas. Several of these initiatives could affect CFCs operating in Puerto Rico. It is not possible at this time to determine the legislative changes that may be made to the U.S. Code, or their effect on the long-term outlook on the economy of Puerto Rico. The administration has commenced evaluating the impact of these proposals and plans to develop policy responses to the U.S. government to seek to safeguard Puerto Rico’s economic reconstruction and development plans.

DEBT

Public Sector Debt

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations (“notes” as used in this section refers to certain types of non-bonded debt regardless of maturity), subject to the exclusions described below.

Section 2 of Article VI of the Constitution of the Commonwealth provides that direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes shall not be issued if the amount of the principal of and interest on such bonds and notes and on all such bonds and notes theretofore issued that is payable in any fiscal year, together with any amount paid by the Commonwealth in the fiscal year preceding the fiscal year of such proposed issuance on account of bonds or notes guaranteed by the Commonwealth, exceeds 15% of the average annual revenues raised under the provisions of Commonwealth legislation and deposited into the Treasury (hereinafter “internal revenues”) in the two fiscal years preceding the fiscal year of such proposed issuance. Section 2 of Article VI does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded through payments by the Commonwealth on such guaranteed debt. Internal revenues consist principally of income taxes, property taxes, sales taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages and tobacco products and customs duties, which are collected by the United States Government and returned to the Treasury, and motor vehicle fuel taxes and license fees, which are allocated to the Highway and Transportation Authority, are not included as internal revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. In addition, the portion of the Sales Tax allocated to COFINA is also not included as internal revenues consistent with the legislation creating the Sales Tax Financing Corporation, which legislation transfers ownership of such portion of the sales and use tax to COFINA and provides that such portion is not “available resources” under the Constitutional provisions relating to the bonds offered in Puerto Rico’s most recent official statement, being dated September 11, 2009.

All or a portion of the proceeds of certain refunding bonds issued by the Commonwealth were invested in guaranteed investment contracts or federal agency securities (in each case rated in the highest category by Moody’s and S&P, none of which is eligible to be used for a legal defeasance under Puerto Rico law (“non-eligible investments”). Since bonds refunded with proceeds of non-eligible investments are not legally defeased, such bonds are treated as outstanding for purposes of the 15% debt limitation.

Future maximum annual debt service for the Commonwealth’s outstanding general obligation debt is $948,102,368 in the fiscal year ending June 30, 2016 (based on the assumption that the Public Improvement Refunding Bonds, Series 2004 A, which are variable rate bonds, bear interest at their actual rate per annum through July 1, 2012 and thereafter at 12% per annum, and the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, a portion of the Public Improvement Refunding Bonds, Series 2003 C, a portion of the Public Improvement Bonds of 2006, Series A, and a portion of the Public Improvement Refunding Bonds, Series 2007A, each of which are also variable rate bonds, bear interest at 12% per annum). This amount ($948,102,368) is equal to 11.59% of $8,178,090,500, which is the average of the adjusted internal revenues for the fiscal years ended June 30, 2007 and June 30, 2008. If bonds refunded with non-eligible investments described in the preceding paragraph were treated as not being outstanding, and the interest on the Public Improvement Refunding Bonds, Series 2004 B, the Public Improvement Refunding Bonds, Series 2008 B, the portion of the Public Improvement Refunding Bonds, Series 2003 C, the portion of the Public Improvement Bonds of 2006, Series A, and the portion of the Public Improvement Refunding Bonds, Series 2007A, was calculated using the effective fixed interest rate payable by the Commonwealth under the interest rate exchange agreements entered into in respect thereof, the percentage referred to in the preceding sentence would be 9.60% and future maximum annual debt service for the Commonwealth’s outstanding general obligation debt would be $785,297,901 in the fiscal year ending June 30, 2020. Annual debt service payments on bonds guaranteed by the Commonwealth are not included in the calculation of the 15% debt limitation. In the event any of the public corporations issuers of guaranteed bonds is unable to make any portion of the future debt service payments on its guaranteed bonds, the Commonwealth would be required to make such payments under its guarantee from the General Fund, and such debt service would be included in the calculation of the 15% debt limitation.

The Commonwealth’s policy has been and continues to be to maintain the amount of such debt prudently below the constitutional limitation. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Direct debt of the Commonwealth is issued pursuant to specific legislation approved in each particular case. Debt of the municipalities is issued pursuant to ordinances adopted by the respective municipal legislatures. Debt of public corporations is issued in accordance with their enabling statutes. GDB, as fiscal agent of the Commonwealth and its municipalities and public corporations, must approve the specific terms of each issuance.

Interest Rate Exchange Agreements

As of December 31, 2008, the Commonwealth was a party to various interest rate exchange agreements or swaps with an aggregate notional amount of $4.3 billion. These interest rate exchange agreements involve nine different counterparties. The purpose of most of the interest rate exchange agreements is to hedge the Commonwealth’s variable rate debt exposure and the interest rate risks associated therewith. The interest rate exchange agreements also include basis swap agreements in the notional amount of $1.7 billion, pursuant to which the Commonwealth makes payments on a notional amount based on a specified interest rate index and receives from its counterparties payments on the same notional amount based on a different interest rate index.

Generally, the interest rate exchange agreements may be terminated by the Commonwealth at any time at their then current market values. The agreements may also be terminated upon the occurrence of certain credit events. If a termination occurs due to a credit event, the Commonwealth may be obligated to pay to the applicable swap provider an amount based on the terminating swap’s market value, which may be substantial, and vice versa. As of December 31, 2008, the net mark-to-market value of all outstanding interest rate exchange agreements (the aggregate termination amount) was approximately $565 million, which is the total amount the Commonwealth would have to pay to the counterparties should all the agreements be terminated. The mark-to-market value fluctuates with interest rates and other market conditions. The Commonwealth’s obligations under the interest rate exchange agreements are secured by the full faith, credit and taxing power of the Commonwealth.

By using derivative financial instruments, the Commonwealth exposes itself to credit risk (based on the counterparty’s ability to perform under the terms of the agreement), market risk (based on the changes in the value of the instrument resulting from changes in interest rates) and basis risk (based on changes to the relationship between different indexes used in connection with a derivative). GDB, as fiscal agent, regularly monitors and attempts to minimize these risks.

In addition, under various interest rate exchange agreements, the Commonwealth is required to deliver collateral to the counterparties to guarantee its performance under the agreements. Because of the ongoing credit market crisis, as of December 31, 2008, the Commonwealth has delivered approximately $241.4 million in collateral to its counterparties on certain interest rate exchange agreements entered into in June 2006, and the collateral posting obligation contained in such agreements may require further deliveries by the Commonwealth. The Commonwealth satisfied these collateral posting obligations from the issuance of approximately $1 billion in Tax Anticipation Bonds, Series 2008A purchased by GDB during the fourth quarter of 2008.

During fiscal year 2008, the Commonwealth terminated approximately $150 million in notional amount of interest rate exchange agreements at a loss of $8.6 million. In April 2009, and as part of GDB’s efforts to minimize the Commonwealth’s exposure to interest rate risk, the Commonwealth terminated approximately $568 million in notional amount of interest rate exchange agreements at a gain of $12.1 million. The Commonwealth has indicated that GDB continues to actively manage the Commonwealth’s exposure to interest rate risks.

Variable Rate Bonds and Mandatory Tender Bonds

As of December 31, 2008, the Commonwealth had approximately $1.6 billion of outstanding variable rate general obligation bonds, which consist of approximately $1.4 billion of variable rate demand bonds (“VRDO Bonds”) and approximately $126.7 million of bonds bearing interest at a rate that changes periodically based on changes in the United States consumer price index (“CPI Bonds”). The Commonwealth has hedged its variable rate debt exposure by entering into interest rate exchange agreements with certain swap providers with respect to all VRDO Bonds and CPI Bonds. Pursuant to these agreements, the Commonwealth receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate.

The VRDO Bonds bear a floating interest rate adjusted at specified intervals (such as daily or weekly) and provide investors the option to tender or put the bonds at par. The tendered bonds are then resold by a remarketing agent in the secondary market to other investors. Most of the VRDO Bonds are secured by letters of credit or other liquidity or credit facilities (“credit/liquidity facilities”) that provide for the payment of the purchase price payable upon the tender of the bonds. The credit/liquidity facilities expire prior to the final maturity of the bonds. If upon the expiration or termination of any credit/liquidity facility with respect to a series of VRDO Bonds, the Commonwealth is unable to renew or replace such facility with an alternate credit/liquidity facility, the VRDO Bonds of such series are subject to mandatory tender for purchase by the credit/liquidity facility provider and generally become subject to higher interest rates and accelerated amortization schedules.

In the case of the VRDO Bonds for which the Commonwealth has entered into interest rate exchange agreements, if the Commonwealth cannot renew or replace a credit/liquidity facility upon its expiration and remarket the related series of bonds successfully upon their mandatory tender as variable rate bonds, the Commonwealth may have to terminate the interest rate exchange agreements associated with such series of bonds. Termination of the applicable interest rate exchange agreement may result, depending on then current interest rate levels, in the payment of a termination amount by the Commonwealth to compensate the counterparty for its economic losses. If interest rate levels were then lower than the fixed interest rate swap rate paid by the Commonwealth, the cost of termination to the Commonwealth could be substantial.

In April 2009, the liquidity facility with respect to approximately $96.8 million of VRDO Bonds expired and, due to market conditions, the Commonwealth was not able to renew the liquidity facility. These bonds were therefore purchased by the liquidity provider and became subject to a higher interest rate and an accelerated amortization schedule beginning in October 2009. The Commonwealth expected to refinance these bonds on a fixed rate basis prior to October 2009.

VRDO Bonds subject to mandatory tender upon expiration of the applicable credit/liquidity facilities and for which there is a related interest rate exchange agreement amount to approximately $100.0 million for fiscal year 2010, $472.9 million for fiscal year 2011 and $769.7 million for fiscal year 2012.

As of December 31, 2008, the Commonwealth also had outstanding approximately $279.2 million of general obligation bonds bearing interest at a fixed rate but subject to mandatory tender, payable from the remarketing of the bonds, on July 1, 2012 (the “Mandatory Tender Bonds”). After the mandatory tender date, the Commonwealth may from time to time change the method of determining the interest on the Mandatory Tender Bonds, which may be a fixed or variable rate. The Commonwealth has not provided any liquidity facility for the payment of the purchase price payable upon the mandatory tender, which purchase price is expected to be obtained from the remarketing of the bonds.

With respect to approximately $69.2 million of the Mandatory Tender Bonds, the Commonwealth has entered into forward starting interest rate exchange agreements that assume that the Mandatory Tender Bonds will be remarketed as variable rate bonds after the mandatory tender date of July 1, 2012. If the Commonwealth cannot remarket these bonds as variable rate bonds at that time, the Commonwealth may have to terminate the forward starting interest rate exchange agreements, which may result in the payment of a termination amount by the Commonwealth.

Several of the Commonwealth’s public corporations also have outstanding variable rate bonds and bonds subject to mandatory tender.

Commonwealth Guaranteed Debt

As of December 31, 2008, $3.05 billion of Commonwealth guaranteed bonds of the Public Buildings Authority were outstanding. Maximum annual debt service on these bonds is $236.2 million in fiscal year 2011, with their final maturity being July 1, 2037. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, $267 million of Commonwealth guaranteed bonds of GDB were outstanding. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, GDB held approximately $154.8 million of the Port of the Americas Authority’s outstanding bonds, which are guaranteed by the Commonwealth. The Authority is authorized to issue and GDB is authorized to purchase its bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are slated to be used to continue the development of the Port of the Americas. As of May 2009, no payments under the Commonwealth guaranty had been required for these bonds.

As of December 31, 2008, the aggregate outstanding principal amount of obligations of the Puerto Rico Aqueduct and Sewer Authority (“PRASA”) guaranteed by the Commonwealth was $902.0 million. This amount consisted of $284.7 million in revenue bonds sold to the public, $312.4 million in bonds issued to the United States Department of Agriculture, Rural Development, and $304.9 million of loans by the State Revolving (Clean Water and Safe Drinking Water Act) Funds for the benefit of PRASA. From January 1997 through fiscal year 2005, the Commonwealth made debt service payments under its guaranty. Beginning with the debt service payment due January 1, 2006, the Commonwealth stopped making guarantee payments on these obligations and PRASA resumed making payment on this debt. In the event PRASA is unable to make any portion of the future debt service payments on its guaranteed obligations, the Commonwealth would be required once more to make such payments from the General Fund under its guarantee.

The long-term public sector debt was $43.4 million as of June 30, 2008, and the short-term public sector debt was $3.3 million as of that date. As of June 30, 2008, outstanding short-term debt, relative to total debt, was 7.0%.

PUBLIC CORPORATIONS

In Puerto Rico, many governmental and quasi-governmental functions are performed by public corporations created by the Legislative Assembly with varying degrees of independence from the central government to perform generally a single function or a limited number of related functions. Most public corporations obtain revenues from rates charged for services or products, but many are subsidized to some extent by the central government. Most public corporations are governed by boards whose members are appointed by the Governor with the advice and consent of the Senate, but some public corporations are attached to departments of the central government. Capital improvements of most of the larger public corporations are financed by revenue bonds issued under trust agreements or bond resolutions, or by notes issued under loan agreements.

Government Development Bank for Puerto Rico

The principal functions of GDB are to act as financial advisor to and fiscal agent for the Commonwealth, its municipalities and public corporations in connection with the issuance of bonds and notes, to make loans and advances to public corporations and municipalities, and to make loans to private enterprises to aid in the economic development of Puerto Rico.

As of December 31, 2008, $1.76 billion of bonds and notes of GDB (excluding its subsidiaries) were outstanding, consisting of $267 million in Commonwealth guaranteed bonds and $1.5 billion of medium term senior notes. Act No. 12 of May 9, 1975, as amended, provides that the payment of principal of and interest on specified notes and other obligations of GDB, not exceeding $550 million, may be guaranteed by the Commonwealth, of which $267 million were outstanding as of December 31, 2008. As of that date, GDB also had $6.1 billion in loans outstanding to the central government of the Commonwealth and its public corporations and municipalities.

Under Act No. 271 of November 21, 2002, GDB made a required special capital contribution to the Special Communities Perpetual Trust (the “Perpetual Trust”) of $500 million and provided the Perpetual Trust with a $500 million, non-revolving, line of credit. The amounts transferred to the Perpetual Trust were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust. As of December 31, 2008, the Perpetual Trust had repaid $123.9 million of its line of credit and had an outstanding balance of $376 million and interest due of $40 million. The line of credit is payable from legislative appropriations.

GDB has several subsidiaries that perform various functions. The principal subsidiaries and their functions are listed below:

Puerto Rico Housing Finance Authority. As of December 31, 2008, Housing Finance Authority’s total outstanding loans to the private sector for development of housing projects targeted to low and moderate income families were $109.7 million. The Authority’s mortgage loans to low and moderate income homeowners represented an additional $117.5 million as of the same date. As of December 31, 2008, $1.118 billion of Housing Finance Authority bonds were outstanding.

As of December 31, 2008, the Housing Finance Authority also had outstanding $527 million of bonds and notes issued to fund certain payments of the Commonwealth under its mortgage subsidy and other programs for low and moderate income families, and to guarantee certain insurance obligations of the former Housing Bank and Finance Agency.

As of December 31, 2008, the Housing Finance Authority had total notes and bonds outstanding of $1.229 billion (including $53.9 million of debt outstanding under GDB lines of credit, $4.8 million in notes payable and $52.4 million owed under repurchase agreements) and total unrestricted net assets of $291.5 million.

Puerto Rico Tourism Development Fund (“TDF”). As of December 31, 2008, TDF had outstanding direct loans in an aggregate principal amount of $285.1 million and guarantees issued in the outstanding amount of $117.7 million to finance several hotels and tourism-related projects.

TDF has made payments under its guarantees and letters of credit in the aggregate amount of approximately $313.4 million with respect to several projects, including $282 million disbursed to pay in full the bonds issued to finance three projects, which bonds had been declared due and payable at the direction of TDF due to the failure of the applicable borrowers to comply with their obligations under the related reimbursement agreements. Of the total amount disbursed, TDF has been able to recover approximately $199.7 million from the borrowers. After taking these payments and all related recoveries into account, the unrestricted net assets of TDF as of December 31, 2008, were approximately $153.4 million, and its allowances for losses on guarantees, loans, other assets and letters of credit were approximately $37.4 million.

Development Fund. The Development Fund provided guarantees of $13.1 million, to guarantee 33% of loans under the “Key to Your Business” program of the Economic Development Bank. As of December 31, 2008, the allowance for losses on guarantees was approximately $962,258.

Puerto Rico Public Finance Corporation. Puerto Rico Public Finance Corporation (“PFC”) provides agencies and instrumentalities of the Commonwealth with alternate means of meeting their financing requirements. As of December 31, 2008, it had $1.6 billion aggregate principal amount of bonds outstanding. All such bonds are limited, non-recourse obligations of PFC payable from Commonwealth appropriations made to pay the notes held by PFC. In addition, PFC had $101.3 million of notes outstanding under a line of credit with GDB whose proceeds were used to pay fiscal year 2007 debt service on its bonds due to the failure of the Commonwealth to make the required debt service appropriations on account of its fiscal problems.

Puerto Rico Sales Tax Financing Corporation. COFINA is an independent governmental instrumentality of the Commonwealth created by Act 91. COFINA was originally created for the purpose of financing the payment, retirement, or defeasance of certain appropriation-backed debt outstanding as of June 30, 2006, payable to GDB and PFC. As of December 31, 2008, COFINA had approximately $5.2 billion outstanding of its Sales Tax Revenue Bonds (excluding all accretion on capital appreciation bonds).

As of September 2009, the Legislative Assembly of Puerto Rico had recently expanded the purposes for which COFINA was created and, correspondingly, increased its revenues by increasing from 1% to 2.75% (one-half of the tax rate of 5.5%) the portion that is transferred to COFINA of the sales and use tax imposed by the central government. As a result, COFINA was authorized to issue bonds for the following additional purposes: (i) to pay, in whole or in part, the debt of the Secretary of Treasury with GDB in the amount of $1 billion, the proceeds of which were used to cover the budgetary deficit for fiscal year 2009, (ii) to pay, in whole or in part, certain financing granted to the Secretary of the Treasury by GDB payable from future Commonwealth general obligation bonds, and any debt of the Commonwealth outstanding as of December 31, 2008 that did not have a source of repayment or was payable from budgetary appropriations, (iii) to pay, in whole or in part, the accounts payable to suppliers of the Commonwealth, (iv) to pay or finance operational expenses of the Commonwealth for fiscal years 2009, 2010 and 2011, (v) to pay or finance operational expenses of the Commonwealth for fiscal year 2012, which would have to be included in the annual budget of the Government of Puerto Rico, (vi) to fund the Puerto Rico Economic Stimulus Fund, (vii) to fund the Commonwealth Emergency Fund in order to cover expenses resulting from catastrophic events such as hurricanes or floods, and (viii) to generate moneys to fund the Economic Cooperation and Public Employees Alternatives Fund. In March 2009, COFINA borrowed $500 million and $250 million from a local commercial bank and GDB, respectively. These loans, which are subordinate to the outstanding bonds and are to be repaid from proceeds of future bonds issues, were used to make payments to the Commonwealth’s suppliers of goods and services.

On June 18, 2009, COFINA issued its Sales Tax Revenue Bonds, First Subordinate Series 2009 A and Sales Tax Revenue Bonds, Senior Series 2009C in the aggregate principal amount at issuance of $4,118,153,700 and $237,875,000, respectively. On June 25, 2009, COFINA issued to Puerto Rico investors its Sales Tax Revenue Bonds, First Subordinate Series 2009B in the aggregate principal amount at issuance of $1,217,915,799. On July 23, 2009, COFINA issued to a Puerto Rico institutional investor its Sales Tax Revenue Bonds, First Subordinate Series 2009D Bond Anticipation Notes in an aggregate principal amount of $250,000,000 and committed to borrow an additional $250,000,000. The bond proceeds were used for the purpose of, among other things, paying or financing certain obligations of the Commonwealth, paying or financing a portion of the Commonwealth’s operational expenses, and funding the Puerto Rico Economic Stimulus Fund, the Commonwealth Emergency Fund and the Economic Cooperation and Public Employees Alternatives Fund.

Other Public Corporations

Puerto Rico Aqueduct and Sewer Authority. PRASA owns and operates Puerto Rico’s public water supply and sanitary sewer facilities systems.

PRASA reported net operating losses of $103.4 million for fiscal year 2008, compared to net operating income of $31.2 million for fiscal year 2007, and net operating losses of $220.4 million for fiscal year 2006. The total debt of PRASA was $2.8 billion as of December 31, 2008. This debt includes outstanding bonds of $1.9 billion, interim financing for capital improvements of $756.8 million and interim financing for operations of $134.4 million.

The Commonwealth guarantees the principal and interest payments on the outstanding revenue refunding bonds, 2008 Series A and B; any bonds issued on or before June 30, 2010 to the United States Department of Agriculture, Rural Development; and the loans granted on or before June 30, 2010 by the Clean Water and Drinking Water State Revolving Funds for the benefit of PRASA. In the event that PRASA is unable to make all or any portion of the future debt service payments on these guaranteed debts, the Commonwealth will be responsible for covering such payments.

In June 2006, PRASA entered into an agreement to plead guilty to an indictment charging 15 felony counts of violating the federal Clean Water Act through the illegal discharge of pollutants from nine sanitary wastewater treatment plants and five drinking water treatment plants. PRASA and the United States also reached a comprehensive civil settlement to resolve repeated environmental violations of various wastewater treatment plants throughout the Commonwealth. In December 2006, PRASA and the Commonwealth Department of Health executed a settlement agreement superseding 180 administrative orders against, and three prior settlement agreements with, PRASA. Under the terms of this agreement, PRASA agreed to implement short, medium and long-term work plans, as well as interim mitigation and preventative measures, all to bring PRASA’s water system into compliance with federal and Commonwealth potable water regulations.

In March 2008, PRASA issued its 2008 Series A and B Senior Lien Bonds and Series A and B Commonwealth Guaranteed Refunding Bonds for a total aggregate amount of $1.62 billion. The Senior Lien Bonds were issued under the provisions of PRASA’s 2008 Master Agreement of Trust and the Refunding Bonds were issued under the provisions of its 1995 Bond Resolution. The proceeds of the Senior Lien Bonds were used mainly to refinance certain interim debts, to partially cover PRASA’s capital improvement program and to make a swap agreement termination payment, among other uses. The Refunding Bonds were issued to refund PRASA’s Series 1995 Commonwealth Guaranteed Bonds.

Puerto Rico Convention Center District Authority. The Puerto Rico Convention Center District Authority (the “Convention Center District Authority”) was created to own, develop, finance, plan, design, build, operate, maintain, administrate and promote a new convention center and designated private parcels located within the Convention Center District in San Juan. The convention center opened on November 17, 2005.

Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (“AFICA”) financed the construction of a multipurpose coliseum in San Juan, known as the José Miguel Agrelot Coliseum, with a line of credit provided by GDB. The Coliseum was transferred to the Convention Center District Authority along with the associated line of credit. As of December 31, 2008, this line of credit with GDB had an outstanding balance of $150.9 million, which is expected to be paid from the proceeds of Commonwealth general obligation bonds. The Convention Center District Authority’s debt as of December 31, 2008 was $612.7 million, including $461.8 million in outstanding bonds issued in March 2006 to finance the Convention Center and payable from a portion of a hotel room tax.

Puerto Rico Electric Power Authority. The Puerto Rico Electric Power Authority (“PREPA”) owns and operates Puerto Rico’s electric public system.

PREPA reported net operating income of $181.1 million, $370.9 million and $403.0 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PREPA was $7.3 billion as of December 31, 2008. This debt includes outstanding bonds of $6.0 billion, interim financing for capitals improvements of $663.1 million and interim financing for operations of $594.5 million.

Health Insurance Administration. The estimated total cost of the health insurance program for fiscal year 2009 was anticipated to be $1.88 billion, compared to $1.67 billion for fiscal year 2008 and $1.59 billion for fiscal year 2007. For fiscal year 2009, the General Fund was expected to cover $1.50 billion of the total cost of the health insurance program. The remaining $379 million was to be paid from federal, municipal and other sources. The fiscal year 2010 budget estimates the cost of the health insurance program at $1.86 billion, of which the General Fund is expected to cover $1.0 billion, while the remaining $860 million is to be paid from federal, municipal and other sources. The expected decrease in the cost of the health insurance program to the General Fund for fiscal year 2010, as compared to fiscal year 2009, is due to funding expected to be received by the Commonwealth under ARRA for the health sector.

Puerto Rico Highways and Transportation Authority. The Puerto Rico Highways and Transportation Authority (“PRHTA”) is responsible for highway construction in Puerto Rico. Such construction is financed by debt (interim notes and revenue bonds), revenues of PRHTA and federal and Commonwealth grants.

PRHTA reported a net operating loss of $448.7 million for fiscal year 2008, compared to net operating losses of $386.0 million and $56.7 million for fiscal years 2007 and 2006, respectively.

As of December 31, 2008, PRHTA’s total debt was $7.0 billion, including $6.3 billion in outstanding bonds and interim, subordinated financings with a private financial institution and GDB. As of April 30, 2009, the financing with the private financial institution was in the principal amount of $400 million and was due in August 2009, and the financings with GDB were in the aggregate principal amount of $302.1 million and were due in June 2009.

Puerto Rico Industrial Development Company. The Puerto Rico Industrial Development Company (“PRIDCO”) participates in the Commonwealth-sponsored economic development program by providing physical facilities, general assistance, and special incentive grants to manufacturers. PRIDCO reported consolidated net operating losses of $6.1 million for fiscal year 2008, compared to consolidated net operating income of $2.1 million for fiscal year 2007 and consolidated net losses of $15.6 million for fiscal year 2006. The total debt of PRIDCO was $347.1 million as of December 31, 2008. This debt includes outstanding bonds of $258.0 million and interim financing for operations of $89.1 million.

During fiscal years 2006 and 2007, PRIDCO entered into a company reorganization plan establishing an early retirement plan and a voluntary separation plan with the objective of reducing workforce and to achieve expense reductions. This plan was financed by a line of credit from GDB, which had an outstanding balance of $45.7 million as of December 31, 2008.

Puerto Rico Infrastructure Financing Authority. The Puerto Rico Infrastructure Financing Authority (“PRIFA”) was created to provide financial, administrative, consulting, technical, advisory and other types of assistance to other public corporations, governmental instrumentalities, political subdivisions and municipalities (collectively, “Benefited Entities”) authorized to develop infrastructure facilities and to establish alternate means for financing those facilities. PRIFA is authorized to issue bonds and provide loans, grants and other financial assistance for the construction, acquisition, repair, maintenance and reconstruction of infrastructure projects by Benefited Entities.

As of December 31, 2008, PRIFA’s total debt was $1.89 billion. This debt includes bonds outstanding of $1.85 billion and interim financing for capital improvements of $34 million.

PRIFA is investing a portion of its resources in new infrastructure projects in connection with the holding of the Central American and Caribbean Games in Mayagüez, Puerto Rico, in 2010. In September 2006, PRIFA issued $469.8 million of bonds to finance these and other infrastructure projects.

Puerto Rico Municipal Finance Agency. The Puerto Rico Municipal Finance Agency (“MFA”) is the municipal “bond bank” for Puerto Rico. MFA is authorized to issue bonds to purchase general obligation bonds and notes of Puerto Rico municipalities and to fund a debt service reserve. Debt service on MFA’s bonds is payable from debt service payments on municipal bonds and notes held by MFA and from the debt service reserve, including investment income thereon. The Commonwealth has agreed to pay such amounts to the debt service reserve as may be necessary to maintain it at its required level, subject to appropriation by the Legislative Assembly, which appropriation is authorized but not legally required to be made. As of May 2009, no such payments had been required. As of December 31, 2008, MFA had $1.26 billion of bonds outstanding.

Port of the Americas Authority. The Port of the Americas Authority (“PAA”) is responsible for the development and operation of the Port of the Americas (the “Port”), a deep draft port on the south coast of Puerto Rico.

PAA is authorized to issue bonds guaranteed by the Commonwealth in a maximum aggregate principal amount of $250 million. The proceeds from these bonds are to be used to continue the development of the Port. Currently, GDB is authorized by law to purchase bonds of PAA in an aggregate principal amount not to exceed $250 million. As of December 31, 2008, GDB held approximately $154.8 million of PAA’s outstanding bonds, which are guaranteed by the Commonwealth. In August 2008, PAA made a partial payment of the interest due on these bonds. As of May 2009, GDB had not formally requested the balance to the Commonwealth under its guarantee but was in conversations with OMB regarding such payment and the upcoming payment that was due in August 2009.

Puerto Rico Ports Authority. The Puerto Rico Ports Authority (“Ports Authority” or “PRPA”) owns and operates the major airport and seaport facilities in Puerto Rico. Ports Authority derives revenues from a variety of sources, including charges on airplane fuel sales, air terminal space rentals, landing fees, wharfage, dockage and harbor fees, and rentals for the lease of property and seaport equipment. Ports Authority reported net operating losses of $34 million, $20.1 million and $15.7 million during fiscal years 2008, 2007 and 2006, respectively. The total debt of PRPA was $704.1 million as of December 31, 2008. This debt includes outstanding bonds of $58.5 million, credit facilities for capital improvements with GDB and private financial institutions of $233.8 million and a loan for operational purposes with private financial institutions of $411.7 million. The loan for operational purposes and a portion of the credit facilities for capital improvements are guaranteed by GDB.

As of April 30, 2009, the outstanding balance of the credit facilities for capital improvements with private financial institutions was $188.6 million, which was due on June 30, 2009. Of this amount, $92.1 million, plus interest, was guaranteed by GDB.

Puerto Rico Public Buildings Authority. The Puerto Rico Public Buildings Authority (“PBA”) is authorized to construct, purchase or lease office, school, health, correctional and other facilities for lease to departments, public corporations, and instrumentalities of the Commonwealth. Bonds that have been issued by PBA to finance such facilities (through retirement of interim notes or otherwise) are payable from lease payments, which are largely derived from legislative appropriations and are secured by the Commonwealth’s guaranty. PBA is authorized by law to have outstanding at any one time up to $3.325 billion of bonds guaranteed by the Commonwealth. As of December 31, 2008, $3.049 billion of such bonds of PBA were outstanding (not including accretion of interest from the respective issuance dates on capital appreciation bonds). As of December 31, 2008, PBA’s line of credit with GDB had an outstanding balance of $86.2 million.

On July 1, 2009, PBA issued its Government Facilities Revenue Refunding Bonds, Series P in the in the aggregate principal amount of $330,935,000. The bond proceeds were used to refund certain of PBA’s outstanding bonds and fund certain swap termination payments.

Special Communities Perpetual Trust. The Perpetual Trust is a public corporation created by law to be an irrevocable and permanent trust. The Perpetual Trust’s principal purpose is to fund development projects that address the infrastructure and housing needs of underprivileged communities. GDB has made a special capital contribution to the Perpetual Trust of $500 million and provided the Trust with a $500 million, non-revolving, line of credit. The amounts transferred by GDB were deposited in two investment accounts held by GDB for the benefit of the Perpetual Trust, which generated interests ascending to $89 million as of December 31, 2008. These additional funds were distributed among 56 new identified special communities for the construction of new infrastructure projects in these communities. The Perpetual Trust had disbursed the total amount of $833 million as of December 31, 2008. As of December 31, 2008, the Perpetual Trust’s line of credit with GDB had an outstanding balance of $376.1 million. The line of credit is payable from legislative appropriations.

University of Puerto Rico. The University of Puerto Rico (the “University”), with approximately 64,511 students in academic year 2008-2009, is by far the largest institution of higher education on the island. Government appropriations are the principal source of University revenues, but additional revenues are derived from tuition, student fees, auxiliary enterprises, interest income, federal grants, and other sources. University capital improvements have been financed mainly by revenue bonds. As of December 31, 2008, the University’s total debt was $621.1 million, including $585.0 million of outstanding revenue bonds.

In 2000, AFICA issued its $86,735,000 Educational Facilities Revenue Bonds, 2000 Series A (University Plaza Project) for the purpose of financing the construction of additional student housing and parking and office space for the University. The project was built, is being operated by Desarrollos Universitarios, Inc., a Puerto Rico not-for-profit corporation, and is leased to the University for a term equal to the term of the bonds, with University lease payments being sufficient to pay debt service on the bonds as they become due. These bonds are not included in the University’s total debt or outstanding revenue bonds set forth in the prior paragraph.

Other public corporations. Public corporations not described above had outstanding debt in the aggregate amount of $2.0 billion as of December 31, 2008. As of May 2009, debt service on $912 million of such outstanding debt was being paid from legislative appropriations. The Commonwealth is not, however, obligated to make any such appropriations. Additional legislative appropriations are made to enable certain of such corporations to pay their operating expenses.

REVENUES AND EXPENSES

Revenues

The General Fund is the primary operating fund of the Commonwealth. General Fund revenues are broadly based and include revenues raised internally as well as those from non-Puerto Rico sources. Internal revenues consist principally of income, excise and sales taxes. Revenues from non-Puerto Rico sources are derived from federal excise taxes and customs duties returned to the Commonwealth. The primary expenditures of the Commonwealth through the General Fund are for grants and subsidies, and personal and other services.

Projected Fiscal Year 2010 Compared to Estimated Fiscal Year 2009

It is projected that General Fund total revenues for fiscal year 2010 will be $7.670 billion, representing an increase of $70 million, or less than 1%, from estimated fiscal year 2009 revenues. The major changes in revenues from fiscal year 2009 are expected to be a projected decrease in the sales and use tax received by the General Fund of $305 million (due to the increased allocation of this tax to COFINA), partly offset by a projected increase in property taxes and excise taxes on cigarettes and alcoholic beverages of approximately $230 million and $50 million, respectively, as a result of the increases in tax revenues imposed under Act 7.

Proposed General Fund expenditures for fiscal year 2010 total $7.670 billion, which is $1.814 billion or 19% lower than the $9.484 billion budgeted for fiscal year 2009. This amount does not include an additional estimated $2.5 billion in expenses to be paid from a Stabilization Fund to be funded from proceeds of COFINA bond issues. These additional expenses, which are included in the consolidated budget of the Commonwealth, include $1 billion of expenses related to the implementation of the payroll reduction plan under Act 7, $1 billion in expenses which will be incurred in fiscal year 2010 but will not be incurred in subsequent fiscal years as a result of the expense reduction plan under Act 7, and a resulting $500 million of expenses constituting a structural deficit for fiscal year 2010.

Results for Fiscal Year 2009

Total preliminary General Fund revenues for fiscal year 2009 are $7.76 billion, representing a decrease of $598.6 million, or 7.2%, from preliminary fiscal year 2008 revenues. The major changes from fiscal year 2008 were: (i) decreases in income taxes from individuals of $145.4 million and in corporate income taxes of $201.2 million, (ii) a decrease of $51.9 in motor vehicle excise taxes, (iii) a decrease of $60.1 million in miscellaneous non-tax revenues, and (iv) a decrease of $16.1 million in sales and use tax revenues. In fiscal year 2008, General Fund revenues also included $145 million of non-recurring revenues from the sale of certain properties owned by the Commonwealth. The continued decline in General Fund tax revenues reflects primarily the impact of the ongoing economic recession and the effect of tax benefits and incentives granted to certain individual and corporate taxpayers pursuant to previous legislation designed to stimulate economic development.

Total preliminary General Fund revenues for fiscal year 2009 of $7.76 billion exceeded the revised estimate (made in February 2009) of General Fund revenues for fiscal year 2009 of $7.60 billion by approximately $160 million, or 2.1%. The major changes from the revised estimate for fiscal year 2009 were: (i) an increase of $190.4 million in income taxes withheld from non-residents pursuant to certain closing agreements with the Department of the Treasury, and (ii) an increase of $59 million in income taxes from individuals.

The approximately $1.884 billion difference between estimated General Fund revenues and estimated General Fund expenditures for fiscal year 2009 was covered principally by a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables, a transfer of $750 million from COFINA to the Commonwealth, and a transfer of $169 million to the Commonwealth from the sale of securities in PRIFA’s Corpus Account.

In addition, during the government transition process, the administration identified additional expenses of $1.349 billion that were not included in the fiscal year 2009 budget. These expenses are expected to be budgeted and paid by the Commonwealth in subsequent fiscal years.

Fiscal Year 2008 Compared to Fiscal Year 2007

Preliminary total General Fund revenues for fiscal year 2008 were $8.195 billion, representing a decrease of $399 million, or 4.6%, from actual revenues for fiscal year 2007 (excluding the collection of $269 million from special temporary tax measures in fiscal year 2007). The major changes from fiscal year 2007 were: (i) decreases in income taxes from individuals of $278 million and in corporate income taxes of $437 million, (ii) a decrease of $259 million in excise taxes and (iii) an increase of $270 million revenues generated by the sales and use tax, which was only in effect for seven and a half months of fiscal year 2007. The decrease in 2008 revenues was principally due to the ongoing economic recession and high oil prices, which directly affected income and excise tax collections.

Preliminary total General Fund expenses for fiscal year 2008 amounted to $9.007 billion, which is composed of $8.804 billion of operational expenses and $203 million transferred to the redemption fund. The difference between preliminary revenues and expenses for fiscal year 2008 of $812 million was covered principally by cash-management procedures, such as delaying payments to certain vendors and a GDB loan of $190 million.

Fiscal Year 2007 Compared to Fiscal Year 2006

General Fund total revenues for the fiscal year 2007 were $8.862 billion, an increase of $221 million, or 2.5%, from fiscal year 2006. This amount includes (i) $5.074 billion in individual and corporate income taxes, (ii) $934 million in non-resident withholding taxes, (iii) $1.122 billion in excise taxes, (iv) $583 million of sales and use tax revenues, and (v) $269 million from special temporary tax measures. A decrease of $521 million in excise taxes was offset by revenues from the sales and use tax, as the repeal of the general excise tax on imported goods and goods manufactured in Puerto Rico was replaced with the sales and use tax commencing on November 15, 2006.

General Fund expenses for fiscal year 2007 were $9.306 billion. This amount does not include $522 million of debt service payments on a portion of the Commonwealth’s outstanding appropriation debt, which debt service was excluded from the budget based on the provisions of Act 91, which created the Dedicated Sales Tax Fund to service in part the repayment of such appropriation debt.

The difference between revenues and expenses for fiscal year 2007 of $444 million was covered by a $240 million transfer of funds from GDB that was originally set aside from General Fund appropriations to cover a portion of debt service payments on the Commonwealth’s appropriation debt, which set-aside was no longer needed on account of the passage of Act 91. The remaining shortfall was covered principally by cash-management procedures such as delaying payments to certain vendors (carrying over into fiscal year 2008).

Major Sources of General Fund Revenues

Income Taxes

The Commonwealth’s income tax law, the Internal Revenue Code of 1994, as amended (the “PR Code”), imposes a tax on the income of individual residents of Puerto Rico, trusts, estates, and domestic and foreign (if engaged in a trade or business in Puerto Rico) corporations and partnerships at graduated rates. A flat tax is imposed on certain payments made to non-residents of Puerto Rico, which is collected through an income tax withholding.

Individuals. Resident individuals are subject to tax on their taxable income from all sources. The PR Code has four tax brackets for individuals with tax rates of 7%, 14%, 25%, and 33%. Dividend income from Puerto Rico corporations and certain qualifying foreign corporations is taxed at an income tax rate of 10%.

Gain realized from the sale or exchange of a capital asset by resident individuals, if held for more than six months, is taxed at an income tax rate of 10%.

Interest income in excess of $2,000 on deposit with Puerto Rico financial institutions is taxed at an income tax rate of 10%; the first $2,000 of interest income from such institutions is exempt from taxation. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to resident individuals, trusts, estates, corporations and partnerships qualifies for an income tax rate of 10%.

Corporations and Partnerships. Puerto Rico corporations and partnerships are subject to tax on income from all sources; foreign corporations and partnerships that are engaged in a trade or business in Puerto Rico are subject to tax on their income from Puerto Rico sources and on income from sources outside Puerto Rico that is effectively connected with the conduct of their trade or business in Puerto Rico. Unless a corporation or partnership qualifies for partial exemption from corporate income and other taxes under the industrial incentives program, it is subject to tax at graduated rates.

In general, the PR Code provides for six income tax brackets for corporations and partnerships, with the highest rate (39%) applicable to net taxable income in excess of $300,000. Gains realized from the sale or exchange of a capital asset, if held for more than six months, are taxed at a maximum regular income tax rate of 15%. Dividends received by Puerto Rico corporations and partnerships from foreign corporations and partnerships engaged in trade or business in Puerto Rico are subject to general income tax rates. A dividends received credit may be available when the corporation or partnership making the distribution is organized in Puerto Rico. Interest income on certain qualifying debt obligations issued by Puerto Rico corporations and certain qualifying foreign corporations and paid to corporations and partnerships qualifies for a special tax rate of 10%.

In general, corporations and partnerships operating under a new grant of tax exemption issued under the Economic Incentives Act are subject to a maximum income tax rate of 4% during their basic exemption period. Corporations and partnerships covered by the Tourism Incentives Act are subject to a maximum tax rate of 42% on their taxable income after applying the 90% exemption granted under the Tourism Incentives Act, which results in a maximum effective tax rate of 4.2% on their net tourism development income. The PR Code also provides for an alternative minimum tax of 22%.

The PR Code generally imposes a branch profits tax on resident foreign corporations whose gross income qualifies as income effectively connected with a Puerto Rico trade or business. The branch profits tax is 10% of an annual dividend equivalent amount, and it applies without regard to the Puerto Rico source of income rules.

Interest from Puerto Rico sources paid to non-resident non-affiliated corporate recipients is not subject to any income or withholding tax. Interest paid to certain related non-resident recipients is subject to a withholding tax of 29%. Dividends paid to non-resident corporate recipients are subject to a withholding tax of 10%. Dividends distributed by corporations operating under new grants of tax exemption issued under the Economic Incentives Act are not subject to Puerto Rico income tax. However, royalty payments made by such corporations to non-resident recipients are subject to an income tax withholding of 2% or 12%, depending on certain elections made by the grantee.

Subject to certain exceptions, payments in excess of $1,500 during a calendar year made by the Commonwealth and persons engaged in a trade or business in Puerto Rico in consideration of the receipt of services rendered in Puerto Rico are subject to a 7% income tax withholding.

Act 7. Act 7, which was enacted on March 9, 2009 as part of the new administration’s Fiscal Plan, seeks, among other things, to increase the tax revenues of the Puerto Rico government by imposing certain permanent and temporary tax increases.

With respect to income taxes, Act 7 includes the following temporary measures that are applicable for taxable years commenced after December 31, 2008 and before January 1, 2012:

(i)

taxable corporations and individuals whose adjusted gross income equals or exceeds $100,000 (for single individuals) or $150,000 (in the case of married persons filing jointly) would be subject to a surtax of 5% on their total tax liability;

(ii)

international banking entities that do not operate as bank units will be subject to a 5% income tax on their entire net income computed in accordance with the PR Code (international banking entities operating as bank units will be subject to this 5% tax on their net income that does not constitute excess net income);

(iii)

credit unions, their subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(iv)

the Cooperative Bank, its subsidiaries, and affiliates will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7);

(v)	insurance cooperatives will be subject to a 5% tax on the amount of net taxable income in excess of $250,000 (these entities were totally exempt before the enactment of Act 7); and

(vi)	international insurers and holding companies of international insurers will be subject to a 5% tax on their net income (these entities were totally exempt before the enactment of Act 7).

Act 7 also provides as a permanent measure a change in the method of computing the net income subject to alternative minimum tax (“AMT”) in the case of individuals by including in the computation various categories of exempt income and income subject to preferential tax rates under the PR Code, such as: (a) dividends distributed by companies covered under the Economic Incentives Act, the 1998 Tax Incentives Act, and the Tourism Incentives Act; (b) long-term capital gains, which enjoy a preferential tax rate of 10% under the PR Code; (c) dividends that are taxable at the rate of 10% under the PR Code; (d) interest on bank deposits and individual retirement accounts subject to the special 10% and 17% preferential income tax rates, respectively; and (e) interest from notes or bonds eligible for the special 10% tax rate provided by the PR Code.

Another change introduced by Act 7 is an adjustment to the calculation of the net income subject to the AMT in the case of entities taxed as corporations that denies a deduction for expenses paid or accrued for services rendered outside of Puerto Rico. Lastly, different income tax credits awarded to investors under certain special laws for activities such as revitalization of urban centers, venture capital, solid waste, housing infrastructure, and rehabilitation of social-interest housing, among others, may not be claimed or granted for taxable years commenced after December 31, 2008 and before January 1, 2012. However, tax credits associated with manufacturing, tourism, and cinematographic projects are not affected by Act 7.

The Legislative Assembly approved a series of amendments to Act 7. Act 7 was amended to, among other things: (i) restore the tax-exemption enjoyed by certain securities that were affected by recent changes under the Alternative Minimum Tax; and (ii) introduce, with certain exceptions, a total cap of $40 million for granting tax credits related to Act No. 212 of 2002 (Urban Renewal projects) and establish specific limitations on the claim of such credits.

Sales and Use Taxes

Act No. 117 of July 4, 2006 (“Act 117”) amended the PR Code to provide, among other things, for a general sales and use tax of 5.5% to be imposed by the central government (the “Commonwealth Sales Tax”). Act 117 also authorized each municipal government to impose a municipal sales and use tax of 1.5% (the “Municipal Sales Tax” and, together with the Commonwealth Sales Tax, the “Sales Tax”). In general, the Municipal Sales Tax has the same tax base, exemptions (except for unprocessed foods) and limitations as those provided for the Commonwealth Sales Tax. Act 117 also provides certain income tax reductions to address the regressive effect of the Sales Tax on taxpayers in lower income tax brackets.

The Sales Tax is imposed on the sale, use, consumption and storage of taxable items, which include tangible personal property, taxable services, admission rights and certain other types of transactions covering separable and identifiable taxable items which are sold for a single price, subject to certain exceptions and limitations. The Sales Tax does not apply to, among other things: (i) motor vehicles, (ii) non-prepared food, (iii) health care services and prescription medicines,

(iv) certain bakery goods, (v) crude oil and its derivatives, including gasoline, (vi) hotel room charges, (vii) financial services, (viii) services provided by the Commonwealth, including electricity and water, and (ix) local sales of goods to be used as content in a manufactured good, whether or not bound for export.

Act 117 also repealed the 5% general excise tax imposed on imported goods and the 3.6% general excise tax imposed on goods manufactured in Puerto Rico. Other items, such as fuel, crude oil and petroleum products, and vehicles, however, remain subject to the excise tax previously applicable to such items, and are not subject to the Sales Tax.

The Sales Tax became effective on November 15, 2006 and the effective date of the repeal of the 5% general excise tax was October 16, 2006. Municipalities were authorized to implement the Municipal Sales Tax starting on July 1, 2006. As stated earlier, the revenues derived from the Sales Tax are distributed as follows: 5.5% goes to the central government and 1.5% to Puerto Rico’s municipalities. A portion of the 5.5% Commonwealth Sales Tax is transferred to the Dedicated Sales Tax Fund, created by Act 91, as amended (effective July 1, 2009, one-half of the Commonwealth Sales Tax, which is the equivalent of a 2.75% tax, will go to the Dedicated Sales Tax Fund), with the balance of the Commonwealth Sales Tax going to the General Fund. The 1.5% Municipal Sales Tax is divided as follows: (i) a 1% tax goes to the municipalities, and (ii) a 0.5% tax goes to the Municipal Improvements Fund. The increase in revenues generated by the Sales Tax has been partly offset by the elimination of the 5% general excise tax and the effect of the income tax reduction measures included in Act 117.

For fiscal year 2008, each percentage point of the Sales Tax generated annually approximately $202 million of gross revenues. The Sales Tax generated total annual gross revenues for the General Fund of approximately $853 million for fiscal year 2008.

Act 7 amended various provisions of the Sales Tax to streamline collection efforts and reduce tax evasion. Most significantly, a so-called reseller’s exemption to the Sales Tax was eliminated, and a credit for Sales Taxes paid was substituted therefor. This measure is expected to increase Sales Tax collections at higher levels of the trade chain, and provide an incentive for compliance with the Sales Tax at the lower levels (via the credit). However, under proposed legislation, the reseller’s exemption would be reestablished for businesses with gross sales of $500,000 or more and other businesses would also be able to request the exemption from Treasury, subject to compliance with certain requirements to be prescribed in Treasury’s regulations.

Amendments to Act 7 re-introduced the Sales and Use Tax Resale Exemption Certificate to retailers with a proven sales volume higher than $500,000. Retailers with a lower sales volume may enjoy the exemption subject to approval from the Secretary. The Secretary retains the right to revoke any Exemption Certificate for the period of a year if a retailer fails to comply with filing requirements related to the Sales and Use Tax.

Excise Taxes

The PR Code imposes an excise tax on certain articles and commodities, such as cigarettes, alcohol, sugar, cement, motor vehicles and certain petroleum products, which are taxed at different rates.

Under Act 7, the excise tax was increased on certain articles (cigarettes and certain alcoholic beverages) and was expanded with respect to others (motor vehicles). With respect to cigarettes, the increase was approximately 81% per taxable unit. For certain alcoholic beverages, the increase ranges between $0.30 and $0.70 per standard gallon. In the case of motor vehicles, motorcycles and “scooters,” which used to be subject to the Sales Tax, will now be taxable as motor vehicles.

Other Taxes and Revenues

Motor vehicle license plate and registration fees comprise the major portion of license tax receipts.

Non-tax revenues consist principally of lottery proceeds, documentary stamps, permits, fees and forfeits, proceeds of land sales and receipts from public corporations in lieu of taxes.

Revenues from Non-Commonwealth Sources

Revenues from non-Commonwealth sources include customs duties collected in Puerto Rico and excise taxes on shipments of rum from the island to the United States mainland. The customs duties and excise taxes on shipments are imposed and collected by the United States and returned to the Commonwealth. The excise tax on shipments of rum from

Puerto Rico and other rum producing countries is $13.50 per gallon. Of this amount, the lesser of $13.25 per proof gallon and the actual excise tax imposed is returned to the Commonwealth.

Property Taxes

Personal property, which accounts for approximately 46% of total collections of taxable property, is self-assessed. Real property taxes are assessed based on 1958 property values. No real property reassessment has been made since 1958, and construction taking place after that year has been assessed on the basis of what the value of the property would have been in 1958. Accordingly, the overall assessed valuation of real property for taxation purposes is substantially lower than the actual market value. Also, an exemption on the first $15,000 of assessed valuation in owner-occupied residences is available.

Property taxes are assessed, determined and collected for the benefit of the municipalities by the Municipal Revenues Collection Center (“CRIM”), a government instrumentality of the Commonwealth. However, 1.03% of the property tax based on the assessed value of all property (other than exempted property) is used for purposes of paying the Commonwealth’s general obligation debt and is deposited in the Commonwealth’s Redemption Fund.

One of the amendments incorporated in Act 7 was that, for fiscal years 2010 through 2013, the appraisal values of real property in Puerto Rico were increased tenfold and the real personal property tax rates applicable to such values were reduced tenfold so as to offset any increased tax that would have otherwise been applicable due to the increase in appraisal values. This temporary amendment, which is expected to be revenue neutral, was intended to increase the borrowing capacity of Puerto Rico’s municipalities.

Act 7 did impose, however, an additional real property tax on residential real properties with appraised values in excess of approximately $210,000 during fiscal years 2010, 2011, 2012 and 2013. The additional real property tax, to be collected by the Treasury, will be equal to 100% of the existing real property tax collected by CRIM over such properties.

Finally, the amendments extended the temporary Commonwealth property tax to commercial real estate. The applicable Commonwealth property tax will be 0.591%. This temporary tax will be levied for three years or until an aggregated amount of $690 million is collected from this tax, whichever event occurs first.

Expenses

Insurance Matters

Government-owned property is insured through policies obtained by the Secretary of the Treasury and through self-insurance, except for property owned by the Electric Power Authority and PRASA, whose properties are insured through arrangements and policies obtained by the respective Authorities. Personal injury awards against the Commonwealth are limited by law to $150,000 per occurrence.

Retirement Systems

Public employees of the Commonwealth and its instrumentalities are covered by five retirement systems: the Employees Retirement System, the Puerto Rico System of Annuities and Pensions for Teachers (the “Teachers Retirement System”), the Commonwealth Judiciary Retirement System (the “Judiciary Retirement System”), the Retirement System of the University of Puerto Rico (the “University Retirement System”), and the Employees Retirement System of Puerto Rico Electric Power Authority (the “Electric Power Authority Retirement System”).

Funding Requirements. The central government is responsible for approximately 64% of total employer contributions to the Employees Retirement System, and the other 36% is the responsibility of public corporations and municipalities. The central government is also responsible for 100% and 99% of total employer contributions to the Judiciary and Teachers Retirement Systems, respectively. Retirement and related benefits provided by the systems and required contributions to the systems by employers and employees are determined by law rather than by actuarial requirements. For the Employees Retirement System, required employer contributions are 9.275% of applicable payroll. Required employee contributions for the Employees Retirement System vary according to salary and how the individual employee’s retirement benefits are coordinated with social security benefits. For the Judiciary Retirement System, required contributions are 30.34% of applicable payroll for the employer and 8% for the employees. For the Teachers Retirement System, required contributions are 8.5% of applicable payroll for the employer and 9.0% for the employees.

Actuarial Valuation of Employees Retirement System. As of June 30, 2007, the actuarial accrued liability of the Employees Retirement System was $16.770 billion and the actuarial value of assets was $2.892 billion, representing a funding ratio of 17.2%. The resulting unfunded actuarial accrued liability was $13.878 billion.

During fiscal year 2009, the Employees Retirement System had a cash shortfall of approximately $385 million. This cash shortfall was covered from the sale of certain investments. The Employees Retirement System’s projected cash flow shortfall for fiscal year 2010 is approximately $400 million, which is expected to be covered from resources available to the Employees Retirement System, including the sale of certain investments. The Employees Retirement System’s cash flow shortfall for fiscal year 2010 could also be affected by the implementation of the fiscal stabilization plan. The Employees Retirement System continues to evaluate measures to improve the System’s cash flow and funding ratio, as well as the potential impact of the fiscal stabilization plan.

Actuarial Valuation of Judiciary Retirement System. According to the most recent actuarial valuation of the Judiciary Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2005, the total pension benefit obligations for the System were $174 million. The unfunded pension benefit obligations of the Judiciary Retirement System as of the same date were $104 million, representing a funding ratio of 40%. The June 30, 2005 actuarial valuation was completed in accordance with the “Projected Unit Credit” method and assumed an investment return of 8.5% per year and a salary increase of 5% per year. Insofar as the statutorily mandated annual deposit to the Judiciary Retirement System is insufficient to cover the actuarial pension benefit obligation, the unfunded pension benefit obligation of the System will continue to increase in the short term, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded obligation.

Actuarial Valuation of Teachers Retirement System. According to the most recent actuarial valuation of the Teachers Retirement System submitted by a firm of independent consulting actuaries, as of June 30, 2007, the accrued actuarial liability of the system was $7.756 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 41%, and the resulting unfunded accrued liability was $4.593 billion. The actuarial valuation assumed an investment return of 8%, yearly salary increases of 3.5%, employee and employer contributions of 9% and 8.5%, respectively, an inflation rate of 2.5%, and a remaining amortization period of 30 years for the unfunded accrued liability. Under the same assumptions, but without taking into account benefits paid under special benefits laws (described below) and excluding the obligations with respect to the prospective payments under the special benefits laws, the funding of which will originate from the Commonwealth’s General Fund, as of June 30, 2007, the accrued actuarial liability was $7.227 billion and the value of its assets amounted to $3.163 billion, representing a funding ratio of 44%. The resulting unfunded accrued liability was $4.064 billion. Insofar as the statutorily mandated annual deposit to the Teachers Retirement System is insufficient to cover the actuarial pension liability, and since the Teachers Retirement System is a relatively mature retirement system with a significant retiree population, the unfunded pension benefit obligation, according to the 2007 actuarial valuation, will continue to increase, and additional funding from the Commonwealth may ultimately be necessary to cover such unfunded liability.

Special Benefits. Various special benefits laws enacted in previous years provided additional benefits for the beneficiaries of the Employees Retirement System, Teachers Retirement System and Judiciary Retirement System. Specifically, in the case of the Employees Retirement System, Act No. 10 of May 21, 1992 provided for special benefit increases of 3% every three years. The first 3% increase was granted to retirees who had been receiving their annuities for three or more years as of that date. The second 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1995. This increase is being financed by additional contributions from the employers. The third 3% increase was granted to retirees who had been receiving their annuities for three or more years as of January 1, 1998. This third increase is being partially funded with additional contributions from some of the employers. In June 2001, the Legislative Assembly approved a fourth 3% increase, effective as of January 1, 2001, in post-retirement annuity payments granted on or prior to January 1, 1998. This increase is to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2003, the Legislative Assembly approved a fifth increase of 3% in post retirement benefits effective January 1, 2004. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. In June 2007, the Legislative Assembly approved a sixth increase of 3% in post retirement benefits effective January 1, 2007. This increase is also to be funded by the General Fund for retirees who were employees of the central government and by municipalities and public corporations for retirees who were their respective employees. Subsequent increases will depend upon the express approval of the Board of Trustees of the Employees Retirement System and the Legislative Assembly, and must provide a funding source. In the case of the Judiciary Retirement System, Act No. 41 of June 13, 2001 provided a 3% special benefit increase in annuity payments, commencing on January 1, 2002 and every three years thereafter, to retirees who have been receiving their annuities for three or more years as of that date. This increase is to be funded by the General Fund.

The Teachers Retirement System is seeking reimbursement from the Commonwealth’s General Fund in the amount of $119 million for special benefits paid by the System to its beneficiaries through June 30, 2004 pursuant to special benefit laws enacted by the Legislative Assembly. The Teachers Retirement System’s interpretation of these special benefit laws, to the effect that the Commonwealth is required to reimburse the Teachers Retirement System for such special benefits paid, is being disputed by the Office of Management and Budget. In March 2009, the Department of Education paid to the Teachers Retirement System the amount of $12 million as partial payment. The dispute for the pending amount of $107 million continues under inter-agency arbitration proceedings. The Employees Retirement System is also seeking reimbursement from the Commonwealth (in connection with other special benefits laws applicable to its beneficiaries) in the amount of $73.9 million, representing cumulative benefits paid to beneficiaries through June 30, 2005.

Cash Flow Shortfalls. The Employees Retirement System’s disbursements of benefits during fiscal years 2004 through 2007 exceeded contributions and investment income for those years. The cash shortfall for fiscal year 2004 was covered with a loan received from the Department of the Treasury. Balances owed to the Department of the Treasury and other pending working capital needs through fiscal year 2005 were refinanced through a repurchase agreement with a financial institution in an amount of $138 million collateralized with the assets of the Employees Retirement System. The cash shortfall for fiscal year 2006 was approximately $70 million. This shortfall was covered with a line of credit provided by a private financial institution and collateralized with the assets of the Employees Retirement System. There was no cash shortfall for fiscal year 2007 on account of the receipt of the proceeds from the sale of the Puerto Rico Telephone Company stock that Puerto Rico Telephone Authority held for the benefit of the Employees Retirement System of the Commonwealth. Also with these proceeds the Employees Retirement System paid off the balances of the 2005 repurchase agreement and the 2006 line of credit used to cover the respective year’s cash shortfalls. For fiscal year 2008, the System experienced a positive cash flow due to various non-recurring sources of income and a series of financings to increase the System’s funding ratio and reduce its unfunded pension benefit obligation. The financings involved the issuance by the Employees Retirement System of debt secured by a pledge of future employer contributions over the next 50 years. All net cash generated by these financings was deposited into the Employees Retirement System trust and invested along with its other assets. As of June 30, 2008, the Employees Retirement System had issued three series totaling approximately $2.9 billion of its Senior Pension Funding Bonds.

During fiscal year 2009, the Employees Retirement System expects to have a cash shortfall of approximately $150 million to $250 million. Based on the Puerto Rico Employees Retirement System’s estimates, it could have a $362 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue partly due to possible future increases in the cost of living adjustments, changes in demographics of retirees and beneficiaries, and possible higher pension payments due to higher salaries of future retirees.

With respect to the Teachers Retirement System, the cash shortfalls for fiscal years 2006, 2007 and 2008 were $65 million, $40 million, and $75 million, respectively. Investments were liquidated to cover these shortfalls. For fiscal year 2009, the Teachers Retirement System expected to have a cash shortfall of approximately $67 million. Based on the Teachers Retirement System’s estimates, it could have an $81 million cash flow deficit for fiscal year 2010. This negative trend is expected to continue given that Puerto Rico Teachers Retirement System is in a relatively mature stage.

Composition and Market Value of Investment Portfolios. The market value of the investment portfolios (which excludes loans to plan members) held by the retirement plans has been materially adversely affected by the global decline in value of equity securities. This decline has had an adverse effect on the unfunded actuarial accrued liability of the retirement systems.

Federal Grants

Puerto Rico receives grants under numerous federal programs. Federal grants to the agencies and instrumentalities of the Commonwealth government are estimated to be $5.750 billion for fiscal year 2010, an increase of $1.097 billion, or 23.5%, from fiscal year 2009.

Puerto Rico expects to receive approximately $5 billion in stimulus funds from ARRA, of which $229.6 million and $1.332 billion are expected to be received by the government during fiscal years 2009 and 2010, respectively.

BUDGET OF THE COMMONWEALTH

Budgetary Process

The fiscal year of the Commonwealth begins each July 1. The Governor is constitutionally required to submit to the Legislative Assembly an annual balanced budget of revenues, capital improvements, and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by OMB, in coordination with the Planning Board, the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that “The appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law.”

The annual budget, which is developed utilizing elements of program budgeting, includes an estimate of revenues and other resources for the ensuing fiscal year under (i) laws existing at the time the budget is submitted, and (ii) legislative measures proposed by the Governor and submitted with the proposed budget, as well as the Governor’s recommendations as to appropriations that in his judgment are necessary, convenient, and in conformity with the four-year investment plan prepared by the Planning Board.

The Legislative Assembly may amend the budget submitted by the Governor but may not increase any items so as to cause a deficit without imposing taxes to cover such deficit. Upon passage by the Legislative Assembly, the budget is referred to the Governor, who may decrease or eliminate any item but may not increase or insert any new item in the budget. The Governor may also veto the budget in its entirety and return it to the Legislative Assembly with the Governor’s objections. The Legislative Assembly, by a two-thirds majority in each house, may override the Governor’s veto. If a budget is not adopted prior to the commencement of a fiscal year, the budget for such fiscal year shall be the annual budget for the preceding fiscal year as originally approved by the Legislative Assembly and the Governor until a new budget is approved. This permits the Commonwealth to continue making payments of its operating and other expenses until a new budget is approved.

Appropriations

For each of fiscal years 2008 and 2009, approximately 23% of the General Fund was committed to the payment of fixed charges such as municipal subsidies, grants to the University of Puerto Rico, mandated funding for the Judicial Branch, rent payments to the Public Buildings Authority, and debt service on the direct debt of the Commonwealth. This proportion is to increase to 36% in fiscal year 2010 since the Government of Puerto Rico is pledging additional resources to cover outstanding debts.

For fiscal years 2008 and 2009, over 60% of the controllable funds portion of the General Fund was committed for the payment of the central government payroll (not including the University of Puerto Rico and the Judicial Branch). Commencing with fiscal year 2010, the Commonwealth expects to reduce this proportion to 46% due mainly to the savings in operational expenses of $2.0 billion expected from the implementation of the Fiscal Plan.

Budget for Fiscal Year 2010

On April 29, 2009, the Governor of Puerto Rico submitted a proposed budget for fiscal year 2010 to the Legislative Assembly.

Projected revenues for fiscal year 2010 total $15.1 billion and projected General Fund Revenues total $7.7 billion. The major changes in general fund revenues are accounted for mainly by increases in property taxes (up $230.6 million), corporate income tax (up $129 million), personal income taxes (up $59 million), and excise taxes on cigarettes and alcoholic beverages (up $50 million) and decreases in the sales and use tax (down $305 million, due principally to the increase in the portion of the tax transferred to COFINA), retained non-resident income tax (down $55 million), federal excise tax on offshore shipments (down $38 million), interest on dividends subject to tax (down $9 million), and excise tax on motor vehicles and accessories (down $5 million).

Estimated expenses for the central government of all budgetary funds total $14.8 billion, a decrease of $66.8 million from fiscal year 2009. The major changes in General Fund expenditures by program in fiscal year 2010 are mainly due to increases in general obligation bonds debt service (up $232.6 million) and other debt service appropriations (up $450.9 million) and decreases in public safety and protection (down $1.273 billion), education (down $527.2 million), health (down $217.5 million), general government (down $88.1 million), welfare (down $255.5 million), economic development (down $61.2 million), transportation and communication (down $44.3 million), housing (down $21.2 million), and contributions to municipalities (down $9.1 million).

For fiscal year 2010, the government expects to incur an additional $2.5 billion in expenses, for a total of $10.1 billion in expenses. Approximately $2 billion of this amount is related to (i) transitory expenses related to the implementation of the expense-reduction measures in the Fiscal Plan ($1 billion) and (ii) additional expenses ($1 billion) which are expected to be incurred in fiscal year 2010 but are slated not to be incurred in subsequent fiscal years as a result of the expense reduction plan being implemented under Act 7. This additional amount of expenses is included in the consolidated budget of the Commonwealth and is expected to be covered from the proceeds of COFINA bond issues.

On July 1, 2009, the Governor signed a General Fund budget for fiscal year 2010 of $7.670 billion. The approved budget is approximately 19% lower than the $9.48 billion budget approved for fiscal year 2009. The approved budget is lower than the preliminary General Fund net revenues for fiscal year 2009 by $90 million, or 1.2%, and creates a payment schedule for certain Commonwealth debts or other obligations, such as borrowings from Government Development Bank that did not have a dedicated source of repayment, and accounts payable to public corporations. The General Fund budget excludes a $2.5 billion Stabilization Fund that is to facilitate the orderly implementation of certain expense reduction measures adopted by the Government of the Commonwealth pursuant to Act No. 7 of March 9, 2009. The Stabilization Fund is to provide (i) $1 billion to finance the cost of transitioning public employees to nongovernmental sectors and providing vouchers for re-training, self-employment, relocation and salary subsidy alternatives, and (ii) $1.5 billion to cover payroll and operating expenses that are expected to be reduced through fiscal year 2010, but whose savings will not be realized in such fiscal year. The Stabilization Fund is to be funded with proceeds from the bonds issued by COFINA.

Budget for Fiscal Year 2009

The consolidated budget for fiscal year 2009 totaled $27.4 billion. Of this amount, $14.9 billion was assigned to the central government. This includes General Fund total resources and appropriations of $9.484 billion, which represents an increase of $396.5 million over approved expenditures for fiscal year 2008. The increase in expenditures was mainly due to University of Puerto Rico, judiciary and municipal formula increases and salary increases mandated by law or collective bargaining agreements. Due to the fact that general elections were held in November 2008, which fell within fiscal year 2009, an additional $42.3 million was budgeted for the State Elections Commission.

The General Fund revenue projection for fiscal year 2009 was $8.488 billion, an increase of $235 million, or 2.8%, from estimated net revenues for fiscal year 2008 of $8.253 billion. The Commonwealth’s budgeted expenditures for fiscal year 2009 of $9.484 billion exceeded projected revenues of $8.488 billion by approximately $1 billion. The gap was covered by a $1.0 billion loan from GDB to the Commonwealth secured by certain tax receivables. This loan was expected to be repaid during fiscal year 2009 from COFINA bond issues.

Estimated expenses and capital improvements of all budgetary funds for fiscal year 2009 totaled $14.9 billion, an increase of $713.8 million from fiscal year 2008. The major changes in General Fund expenditures by program in fiscal year 2009 were mainly due to increases in welfare (up $112.6 million), education (up $92.9 million), debt service on the Commonwealth’s general obligation and guaranteed debt (up $85.0 million), general government (up $75.1 million), health (up $46.3 million), special pension contribution (up $17.5 million), other debt service (up $12.1 million), contributions to municipalities (up $3.7 million), transportation and communication (up $2.1 million), public safety and protection (up $1.2 million), housing (up $0.6 million) and a decrease in economic development expenses of $28.5 million.

Given the expected reduction in revenues due to current economic conditions, the General Fund revenue projection for fiscal year 2009 was adjusted in January 2009 to $7.6 billion, a reduction of $884 million from the original budgeted revenues. For fiscal year 2009, in order to cover a budgetary imbalance between projected revenues of $8.5 billion and budgeted expenditures of $9.5 billion, the original budget included a $1 billion loan from GDB to the Commonwealth secured by an assignment of tax receivables. In addition, non-budgeted expenses in the amount of $1.349 billion were identified in the government transition process. The projected revenue shortfall of $884 million, plus the $1 billion GDB financing and the additional non-budgeted expenditures of $1.349 billion resulted in an aggregate structural deficit for fiscal year 2009 of approximately $3.233 billion. These are preliminary figures and are subject to final revision by OMB.

Act 7, in conjunction with Act 91 and Act 1, allocates to COFINA, commencing on July 1, 2009, a total of one-half of the 5.5% Commonwealth Sales Tax (the equivalent of a 2.75% tax), thus expanding COFINA’s capacity to issue bonds. These laws allow for the use of these funds to cover operational expenses of the Commonwealth between fiscal years 2009 and 2012.

During the second half of fiscal year 2009, the Governor of Puerto Rico issued several Executive Orders to implement measures of austerity, fiscal control and expense reduction. Among these initiatives, the Governor ordered government agencies to reduce their operational costs by an amount equal to ten percent (10%) of half of their total budgeted expenses for fiscal year 2009, eliminate thirty percent (30%) of authorized government non-career positions, institute a hiring freeze of government employees, eliminate government credit cards, strictly control travel expenses, and impose limitations on the use of cellular phones and PDAs, agency vehicles, and electric power usage. As of May 2009, these measures were being implemented by every agency and firmly monitored by OMB.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of June 25, 1955, as amended (“Act 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action.

Under certain circumstances, as provided in Act No. 9 of November 26, 1975, as amended, the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under the act in cases before federal court, but in all other cases the Puerto Rico Secretary of Justice may determine whether, and to what extent, the Commonwealth will assume payment of such judgment.

With respect to pending and threatened litigation, as of June 30, 2007, the Commonwealth has included in its financial statements reported liabilities of approximately $950 million for awarded and anticipated unfavorable judgments. While amounts claimed exceed $6 billion, such amount represents the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

On April 13, 2009, a group of government employees along with labor organizations that represent governmental employees filed a complaint in the U.S. District Court for the District of Puerto Rico against the Governor of Puerto Rico and several agency heads. The plaintiffs seek, among other relief, an injunction to stop the Government of Puerto Rico from implementing the cost-cutting provisions of Act 7.

The main legal basis to seek the injunction is that the referenced Act 7 provisions allegedly violate United States and Puerto Rico law prohibitions on impairment of contracts and retroactive application of laws. Plaintiffs are seeking to have such provisions declared unconstitutional and thus legally unenforceable.

On August 5, 2009, the U.S. District Court for the District of Puerto Rico denied the preliminary injunction requested by plaintiffs. The District Court’s decision allows the Government to continue with the implementation of Act 7. The Government has moved to dismiss the complaint, and the Commonwealth has indicated that the Government will continue to vigorously defend the constitutionality of Act 7.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the U.S. District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $800 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Supreme Court of Puerto Rico, however, upheld a partial ruling allowing the Commonwealth to deduct from the payments due to the centers certain of the payments received by the centers from the federal government. As of May 2009, audits were being carried out on the plaintiff centers. As of June 30, 2007, the Commonwealth had accrued $50 million for this legal contingency. With respect to the federal case, the Commonwealth disbursed approximately $18 million between April 2004 and January 2007 in compliance with a preliminary injunction issued by the U.S. District Court for the District of Puerto Rico.

The Commonwealth is also a defendant in a class action presented by parents of special education students before Commonwealth courts alleging that the Puerto Rico Department of Education had failed to provide legally required special education and related services. In October 2006, the San Juan Court of Appeals decided in favor of the parents’ request to include damage claims in the same class action case, and the court may now award damages to the members of the class. When awarding damages, the court may consider the claims in groups or each case individually, and the parents must have proven the damages suffered. The Commonwealth has indicated that it plans to defend vigorously each case. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency.

In addition, the Commonwealth is a defendant in a lawsuit filed by a group of vehicle owners in Commonwealth courts, which suit questions the legitimacy of Act No. 42 of August 1, 2005, as amended (“Act 42”). Act 42 imposes additional annual motor-vehicle fees on all “luxury” motor vehicles that are used for private purposes. On March 15, 2007, the First Circuit Court of San Juan ruled against the Commonwealth and ordered the Commonwealth to return the funds collected. The Commonwealth appealed this decision to the Court of Appeals. On January 29, 2008, the Court of Appeals upheld the decision of the First Circuit Court of San Juan. The Supreme Court of Puerto Rico has granted the Commonwealth’s application for certiorari and will hear an appeal of the decision of the Court of Appeals. As of June 30, 2007, the Commonwealth had accrued $450 million for this legal contingency

The Commonwealth and various component units are defendants in other lawsuits alleging violations of civil rights, breach of contract, and other damage claims. As of May 2009, preliminary hearings and discovery proceedings were in progress. The amounts claimed exceed $5 billion; however, as of May 2009, the ultimate liability could not be determined. The Commonwealth has indicated that, in its opinion, the claims are excessive. As of May 2009, no provision for any liability that may result upon adjudication of these lawsuits had been recognized by the Commonwealth. The Commonwealth has indicated that it believes that the ultimate liability, if any, would not be significant.

* * * * *

RATING AGENCIES’ ACTIONS

As of November 23, 2009, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3 and BBB-. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

December 29, 2009

Prospectus

Western Asset

Money
Market
Fund

Class : Ticker Symbol

A	: SBCXX
B	: SBOXX
C	: SBZXX
I	: SCYXX

Western Asset

Government
Money
Market
Fund

Class : Ticker Symbol

A	: SMGXX
I	: SGYXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

2½   Western Asset Money Market Funds

Western Asset Money Market Funds  ½   3

Western Asset Money Market Fund

Investment objective

The fund seeks maximum current income and preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	(If purchased through exchange, up to 5.00% based on fund originally purchased)	(If purchased through exchange, up to 1.00% based on fund originally purchased)	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

	Class A	Class B	Class C	Class I

Management fees	0.37	0.37	0.37	0.37

Distribution and service (12b-1) fees	0.10	0.50	0.50	None

Other expenses	0.04	0.22	0.22	0.01

Total annual fund operating expenses[1]	0.51	1.09	1.09	0.38

[1]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	52	163	284	639

Class B (with redemption at end of period)	611	646	701	1,166

Class B (without redemption at end of period)	111	346	601	1,166

Class C (with redemption at end of period)	211	346	601	1,329

Class C (without redemption at end of period)	111	346	601	1,329

Class I (with or without redemption at end of period)	39	123	215	482

4½   Western Asset Money Market Funds

Principal investment
strategies

The fund is a money market fund which invests in high quality, U.S. dollar-denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if unrated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper, asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, foreign governments and U.S. states and municipalities. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund generally limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries, although it may invest in fixed time deposits of foreign bank branches located in Grand Cayman and Nassau, The Bahamas. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and banker’s acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. An issuer or obligor of a security held by the fund or a counterparty to a financial contract with the fund may default or its credit may be downgraded, or the value of assets underlying a security may decline.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Structured securities risk. Structured securities may behave in ways not anticipated by the fund, or they may not receive tax, accounting or regulatory treatment anticipated by the fund.

Risks associated with concentration in the banking industry. The fund may invest a significant portion of its assets in obligations that are issued or backed by U.S. and non-U.S. banks, and thus will be more susceptible to negative events affecting the worldwide banking industry.

Western Asset Money Market Funds  ½     5

Foreign securities risk. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation may also affect the value of these securities.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the statement of additional information (“SAI”).

6½   Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years	Since inception	Inception date

Class A	2.73	3.17	3.22

Class B	(2.78)	N/A	N/A	0.98	03/19/2007

Class C	0.93	N/A	N/A	2.96	03/19/2007

Class I	2.87	3.30	3.37

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Western Asset Money Market Funds  ½   7

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)

	Class A	Class B	Class C	Class I

General	1,000/50	1,000/50	1,000/50	N/A

Participants in eligible sweep accounts	None/None	N/A	N/A	N/A

Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A

IRAs	250/50	250/50	250/50	N/A

SIMPLE IRAs	None/None	None/None	None/None	N/A

Systematic Investment Plans	50/50	50/50	50/50	N/A

Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	N/A	None/None	None/None

Other Retirement Plans	None/None	None/None	None/None	N/A

Institutional Investors	1,000/50	1,000/50	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds normally will be sent one business day after your request is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. The fund will close for business at such time the New York Stock Exchange closes, on days when the New York Stock Exchange closes earlier than noon on a business day prior to or after a national holiday. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

8½   Western Asset Money Market Funds

Western Asset Government Money Market Fund

Investment objective

The fund seeks maximum current income and preservation of capital.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees (paid directly from your investment) (%)

	Class A	Class I

Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None

Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	Generally, none	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)

	Class A	Class I

Management fees	0.40	0.40

Distribution and service (12b-1) fees	0.10	None

Other expenses	0.02	0.02[1]

Total annual fund operating expenses[2]	0.52	0.42

[1]	“Other expenses” for Class I shares have been estimated because no Class I shares were outstanding during the fund’s last fiscal year.

[2]

“Total annual fund operating expenses” has been restated to reflect current fees and expenses and does not reflect any expenses of participation in the Treasury Guarantee Program which terminated on September 18, 2009.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	53	167	291	652

Class I (with or without redemption at end of period)	43	135	235	529

Western Asset Money Market Funds  ½   9

Principal investment
strategies

The fund is a money market fund which invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments. If, after purchase, the credit rating on a security held by the fund is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Certain risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the fund’s manager and its affiliates are under no obligation to provide financial support to the fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in the fund with the expectation that any such action will be taken.

There is no assurance that the fund will meet its investment objective.

The fund could underperform other short-term debt instruments or money market funds, or you could lose money, as a result of risks such as:

Market and interest rate risk. There may be changes in interest rates, lack of liquidity or other disruptions in the bond markets or other adverse market events and conditions. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. The fund invests only in U.S. government securities and related repurchase agreements. However, government securities held by the fund are not necessarily backed by the full faith and credit of the U.S. government. The fund will be subject to the risk that the issuer or obligor for those securities or a counterparty to a repurchase agreement with the fund may default or its credit may be downgraded.

Yield risk. The amount of income you receive from the fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the fund’s expenses could absorb all or a significant portion of the fund’s income.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. The fund may experience heavy redemptions, particularly during periods of declining or illiquid markets, that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value and that could affect the fund’s ability to maintain a $1.00 share price.

These risks are discussed in more detail later in this Prospectus or in the SAI.

10½   Western Asset Money Market Funds

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance is not necessarily an indication of how the fund will perform in the future.

Total returns (%)

Average annual total returns (for periods ended December 31, 2008) (%)

	1 year	5 years	10 years

Class A	2.24	2.97	3.07

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Western Asset Management Company

Western Asset Money Market Funds  ½  11

Purchase and sale of fund shares

In general, you may purchase, redeem or exchange shares of the fund during fund business hours on any day on which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business, subject to certain exceptions.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investments ($)

	Class A	Class I

General	1,000/50	N/A

Participants in eligible sweep accounts	None/None	N/A

Uniform Gifts or Transfers to Minor Accounts	1,000/50	N/A

IRAs	250/50	N/A

SIMPLE IRAs	None/None	N/A

Systematic Investment Plans	50/50	N/A

Clients of Eligible Financial Intermediaries	None/None	None/None

Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None

Other Retirement Plans	None/None	N/A

Institutional Investors	1,000/50	1 million/None

Your financial intermediary may impose different investment minimums.

Purchases made by wire are generally effective on the day made, and those made by check on the next business day. Redemption proceeds normally will be sent one business day after your request is received, but could take longer. The fund normally closes for business at 12:00 noon (Eastern time), but may close earlier under certain circumstances. The fund will close for business at such time the New York Stock Exchange closes, on days when the New York Stock Exchange closes earlier than noon on a business day prior to or after a national holiday. For more information, please contact your financial intermediary, or, if you hold your shares through the fund, contact the fund by phone (Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to broker/dealers and other
financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

12½   Western Asset Money Market Funds

More on the funds’ investment strategies,
investments and risks

Each fund is a money market fund. Money market funds must follow strict rules about the quality, maturity and other features of securities they purchase. Each fund tries to maintain a share price of $1.00 while paying income to shareholders. However, no money market fund guarantees that you will receive your money back.

Western Asset Money Market Fund (“Money Market Fund”) and Western Asset Government Money Market Fund (“Government Money Market Fund”) each seeks maximum current income and preservation of capital. Each fund’s investment objective and strategies may be changed without shareholder approval.

Minimum credit quality

The funds invest exclusively in securities that, at the time of purchase, are rated in the highest rating category applicable to the investment, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, a fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity

Each fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. Each fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, a fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

Money market instruments

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

U.S. government obligations

U.S. government obligations include U.S. Treasury obligations and other obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by nongovernmental entities like financial institutions that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that a fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Western Asset Money Market Funds  ½   13

Structured instruments – Money Market Fund

Money Market Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. The payment and credit qualities of these instruments derive from the underlying assets embedded in the structure.

Mortgage-backed and asset-backed securities – Money Market Fund

Mortgage-backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property.

Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. In the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities and small changes in interest or prepayment rates may cause large and sudden price movements. These securities can also become illiquid and hard to value in declining markets.

Municipal securities – Money Market Fund

Municipal securities include debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities, certain other qualifying governmental issuers (such as Puerto Rico, the Virgin Islands and Guam) or other qualifying issuers, participation or other interests in these securities and other structured securities. Although municipal securities are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves.

Municipal securities include general obligation bonds, revenue bonds, housing authority bonds, private activity bonds, industrial development bonds, residual interest bonds, tender option bonds, tax and revenue anticipation notes, bond anticipation notes, tax-exempt commercial paper, municipal leases, participation certificates and custodial receipts. General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects, such as toll roads, airports and transportation facilities, that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. Housing authority bonds are used primarily to fund low to middle income residential projects and may be backed by the payments made on the underlying mortgages. Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle a fund to receive the principal amount of the securities either at any time or at specified intervals.

14½   Western Asset Money Market Funds

More on the funds’ investment strategies,
investments and risks cont’d

Municipal securities include municipal lease obligations, which are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Banking industry concentration – Money Market Fund

Money Market Fund may invest without limit in obligations of U.S. banks and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation or the issuing financial institution has more than $100 million of equity capital or more than $1 billion of consolidated assets. Bank obligations include bank notes, certificates of deposit, time deposits, banker’s acceptances, commercial paper and other similar obligations. They also include Eurodollar and Yankee obligations, such as certificates of deposit issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Bank obligations also include participation interests in municipal securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

When-issued securities, delayed delivery and forward commitment transactions

Each fund may purchase securities under arrangements (called when-issued, delayed delivery or forward commitment basis) where the securities will not be delivered or paid for immediately. A fund will set aside assets to pay for these securities at the time of the agreement. Such transactions involve a risk of loss if the value of the securities declines prior to the settlement date or if the assets set aside to pay for these securities decline in value prior to the settlement date. Therefore, these transactions may have a leveraging effect on a fund, making the value of an investment in the fund more volatile and increasing the fund’s overall investment exposure. Typically, no income accrues on securities a fund has committed to purchase prior to the time delivery of the securities is made, although the fund may earn income on securities it has segregated or “earmarked” to cover these positions.

Repurchase agreements

In a repurchase agreement, a fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, a fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

Reverse repurchase agreements and other borrowings

Each fund may borrow money as a means of raising money to satisfy redemption requests or for other temporary or emergency purposes by entering into reverse repurchase agreements or other borrowing transactions. In a reverse repurchase agreement, a fund sells securities to a counterparty, in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price, representing the cost to the fund for the money borrowed. Although not intended to be used for leveraging purposes, reverse repurchase agreements and other borrowing transactions may make the value of an investment in a fund more volatile and increase the fund’s overall investment exposure.

Defensive investing

Each fund may hold cash uninvested and, if so, the fund may be subject to risk with respect to the depository institution holding the cash. In addition, a fund would not earn income on those assets and the fund’s yield would go down. If a fund takes a temporary defensive position, it would be more difficult for the fund to achieve its objective.

Western Asset Money Market Funds  ½   15

Other investments

Each fund may also use other strategies and invest in other investments that are described, along with their risks, in the SAI. However, a fund might not use all of the strategies and techniques or invest in all of the types of investments described in this Prospectus or in the SAI.

Selection process

In selecting individual securities, the portfolio managers use a “top-down” approach. When using a “top-down” approach, the portfolio managers:

•	Review broad economic factors and market conditions, such as prevailing and anticipated interest rates

•	On the basis of those factors and conditions, select optimal interest rates and maturities and choose certain sectors or industries within the overall market

•	Analyze individual issuers within those sectors or industries to select securities for the investment portfolio

Since the funds maintain a weighted average maturity of no more than 90 days, many of their investments are held until maturity. The portfolio managers may sell a security before maturity when it is necessary to do so to meet redemption requests. The portfolio managers may also sell a security if the portfolio managers believe the issuer is no longer as creditworthy, or in order to adjust the average weighted maturity of a fund’s portfolio (for example, to reflect changes in the portfolio managers’ expectations concerning interest rates), or when the portfolio managers believe there is superior value in other market sectors or industries.

$1.00 net asset value

In order to maintain a $1.00 per share net asset value, a fund could reduce the number of its outstanding shares. For example, a fund could do this if there were a default on an investment held by the fund, if expenses exceed the fund’s income, or if an investment declined significantly in value. If this happens, you will own fewer shares and lose money. By investing in a fund, you agree to this reduction should it become necessary.

More on risks of investing in the funds

Market and interest rate risk. A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets or other market events could cause the value of your investment in a fund, or its yield, to decline. The recent financial crisis has had a significant adverse effect on the financial markets.

Credit risk. Each fund invests exclusively in securities that are rated, when the fund buys them, in the two highest short-term rating categories or, if unrated, are, in the subadviser’s opinion, of comparable quality. However, it is possible that some issuers or other obligors will be unable to make the required payments on securities held by the fund. Debt securities also go up or down in value based on the perceived creditworthiness of issuers or other obligors. If an obligor for a security held by a fund or a counterparty to a financial contract with a fund fails to pay, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded, which could happen rapidly, or the credit quality or value of any underlying assets declines, the value of your investment in a fund could decline significantly, particularly in certain market environments.

Upon the occurrence of certain triggering events or defaults on a security held by a fund, or if the portfolio managers believe that an obligor of such a security may have difficulty meeting its obligations, the fund may obtain a new or restructured security or underlying assets. In that case, a fund may become the holder of securities or assets that it could not otherwise purchase (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, a fund may incur expenses to protect the fund’s interest in securities experiencing these events. Any of these events may cause you to lose money.

16½   Western Asset Money Market Funds

More on the funds’ investment strategies,
investments and risks cont’d

Yield risk. Each fund invests in short-term money market instruments. As a result, the amount of income paid to you by a fund will go up or down depending on day-to-day variations in short-term interest rates. Investing in high quality, short-term instruments may result in a lower yield (the income on your investment) than investing in lower quality or longer-term instruments. When interest rates are very low, a fund’s expenses could absorb all or a significant portion of the fund’s income, and, if a fund’s expenses exceed the fund’s income, a fund may be unable to maintain its $1 share price.

Structured securities risk. The value of a structured security in which Money Market Fund invests depends on the value of the underlying assets and the terms of the particular security. Investment by the fund in certain structured securities may have the effect of increasing the fund’s exposure to interest rate, market or credit risk, even if they are not primarily intended for these purposes. Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in the underlying assets. These issues could be resolved in a manner that could hurt the performance of the fund.

Risk of increase in expenses. Your actual costs of investing in a fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease, or if a fee limitation is changed or terminated.

Risks associated with concentration in the banking industry. Money Market Fund may concentrate in bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks depend upon being able to obtain funds at reasonable costs and upon liquidity in the capital and credit markets to finance their lending and other operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get into financial trouble, their failure to repay the bank will adversely affect the bank’s financial situation. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. The ongoing global financial crisis has severely affected many banks, other financial institutions and other obligors for securities held by the fund. Governmental entities have recently provided support to certain financial institutions, but there is no assurance they will continue to do so. Some of the entities backing fund investments may be non-U.S. institutions and, therefore, an investment in Money Market Fund may involve foreign securities risk.

Foreign securities risk. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and non-U.S. issuers and markets are subject. These risks may include expropriation of assets, confiscatory taxation, withholding taxes on dividends and interest paid on Money Market Fund investments, fluctuations in currency exchange rates, currency exchange controls and other limitations on the use or transfer of assets by a fund or issuers of securities, and political or social instability. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. As a result, there may be rapid changes in the value of foreign securities. Non-U.S. markets may also offer less protection to investors, such as a fund.

Portfolio selection risk. The portfolio managers’ judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

Redemption risk. A fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil when a fund may experience unusually large or frequent redemptions. The redemption by one or more large shareholders of their holdings in a fund could cause the remaining shareholders in the fund to lose money. Further, if one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund’s investment

Western Asset Money Market Funds  ½   17

manager, redemptions by these shareholders may further increase the fund’s redemption risk. If a fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the fund’s ability to maintain a stable $1.00 share price may be affected.

Additionally, you should be aware that a very small number of money market funds in other fund complexes have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and any money market fund may do so in the future. You should also be aware that the funds’ manager and its affiliates are under no obligation to provide financial support to a fund or take other measures to ensure that you receive $1.00 per share for your investment in the fund. You should not invest in a fund with the expectation that any such action will be taken.

Please note that there are other factors that could adversely affect your investment and that could prevent a fund from achieving its objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks you will assume.

Portfolio holdings

The funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities are described in the SAI.

For more information about a fund, please visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

18½   Western Asset Money Market Funds

More on fund management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the funds. As of September 30, 2009, LMPFA’s total assets under management were approximately $182.2 billion.

Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of each fund as subadviser. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2009, the total assets under management of Western Asset and its supervised affiliates were approximately $506.4 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2009, Legg Mason’s asset management operations, including Western Asset and its supervised affiliates, had aggregate assets under management of approximately $702.7 billion.

Management fee

Each fund pays a management fee at an annual rate that decreases as assets increase, as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion, up to and including $2 billion; 0.400% on assets over $2 billion, up to and including $5 billion; 0.375% on assets over $5 billion, up to and including $10 billion; and 0.350% on assets over $10 billion.

For the period from January 1, 2009 to August 31, 2009, each fund paid a management fee, after waivers and reimbursements, if any, equal to the following annualized percentages of the fund’s average daily net assets for management services:

Fund	Fee rate (%)
Western Asset Money Market Fund	0.35

Western Asset Government Money Market Fund	0.39

A discussion regarding the basis for the Board’s approval of each fund’s management agreement and subadvisory agreement is available in the funds’ Annual Report for the period ended December 31, 2008.

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual operating expenses for each fund are not expected to exceed the following amounts for Class A and Class I shares of the fund:

Fund	Limit (%)
Western Asset Money Market Fund	0.70

Western Asset Government Money Market Fund	0.70

With respect to each fund, the arrangement is expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangement, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in a class’ total annual operating expenses exceeding this limit.

Western Asset Money Market Funds  ½  19

Distribution

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, serves as each fund’s sole and exclusive distributor.

Each fund has adopted a shareholder services and distribution plan. Under the plan, each fund pays distribution and/or service fees, based on annualized percentages of average daily net assets, of up to 0.10% for Class A shares of each fund and up to 0.50% for Class B and Class C shares of Money Market Fund. Class I shares are not subject to any distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the funds. These payments are not reflected as additional expenses in the fee tables contained in this Prospectus. The recipients of these payments may include the funds’ distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of a fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in a fund on which fees are being charged.

20½   Western Asset Money Market Funds

Choosing a class of shares to buy

Individual investors can generally invest in Class A shares of each fund. Class B and Class C shares of Money Market Fund may only be obtained by individual investors through exchange and may be subject to the contingent deferred sales charge of the fund that you originally purchased, up to a maximum of 5.00% for Class B shares and up to a maximum of 1.00% for Class C shares. Individual investors who held Class I shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional and retirement plan investors and Clients of Financial Intermediaries should refer to “Retirement and Institutional Investors—eligible investors” below for a description of the classes available to them.

Each class has different expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider the expenses paid by each class detailed in the fee table and example at the front of this Prospectus.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the funds (each called a “Service Agent”)

•	Directly from the funds

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Each fund is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website.

To visit the website, go to http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Western Asset Money Market Funds  ½   21

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• No initial sales charge • No contingent deferred sales charge, except if acquired through exchange • Generally lower annual expenses than Class B and Class C	None[2]

None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 1.00%. There is no contingent deferred sales charge after 1 year

				0.10% of average daily net assets	Class A shares of funds sold by the distributor

Class B3

•  Available to
  individual
  investors
  only through
  exchange from
  another fund
•  No initial sales
  charge
•  No contingent
  deferred sales
  charge, except if
  acquired through
  exchange
•  Converts to
  Class A after
  approximately
  8 years
•  Generally higher
  annual expenses
  than Class A

None

None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 5.00%. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors

				0.50% of average daily net assets	Class B shares of funds sold by the distributor

Class C3

•  Available to
  individual
  investors only
  through exchange
  from another
  fund
•  No initial sales
  charge
•  No contingent
  deferred sales
  charge, except
  if acquired
  through exchange
•  Generally does
  not convert
  to Class A
•  Generally higher
  annual expenses
  than Class A

None

None, although if acquired by exchange, you will be subject to the contingent deferred sales charge, if any, of the original fund’s shares, which could be up to 1.00%. There is no contingent deferred sales charge after 1 year; waived for certain investors

				0.50% of average daily net assets	Class C shares of funds sold by the distributor

22½   Western Asset Money Market Funds

Comparing the funds’ classes cont’d

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class I

•  No initial or
  contingent
  deferred sales
  charge
•  Only offered to
  Institutional
  Investors,
  Clients of Eligible
  Financial
  Intermediaries
  and other eligible
  investors
•  Generally lower
  annual expenses
  than the other
  classes

		None	None	None	Class I shares of funds sold by the distributor

1 Ask your Service Agent about the funds available for exchange.

2 Initial sales charges may apply if you exchange shares of a fund for shares of another fund sold by the distributor.

3 Class B and C shares are offered by Money Market Fund only.

Western Asset Money Market Funds  ½   23

Sales charges

Class A shares

You buy Class A shares of either fund at net asset value with no initial sales charge. If Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if you redeem any of these shares within twelve months of the date you purchased shares of the original fund. Service Agents receive a service fee of up to 0.10% of the average daily net assets represented by the Class A shares serviced by them.

Class B shares – Money Market Fund

You buy Class B shares of Money Market Fund, which are available to individual investors only through exchanges of Class B shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase (%)	1st	2nd	3rd	4th	5th	6th through 8th

Contingent deferred sales charge	Up to 5.00	4	3	2	1	0

LMIS generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges on the fund you originally purchased. Service Agents receive an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares – Money Market Fund

You buy Class C shares of Money Market Fund, which are available to individual investors only through exchanges of Class C shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if you redeem your Class C shares within one year of your purchase payment, you will pay a contingent deferred sales charge based on the schedule of the fund that you originally purchased up to 1.00%.

Service Agents receive an annual fee of up to 0.50% of the average daily net assets represented by the Class C shares serviced by them.

Class I shares

Class I shares of either fund are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

24½   Western Asset Money Market Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a retirement plan

•	For retirement plans with omnibus accounts held on the books of a fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, and click on the name of the fund.

Western Asset Money Market Funds  ½   25

Retirement and Institutional Investors –
eligible investors

Retirement Plans with omnibus accounts

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally choose among three classes of shares: Class C (for Money Market Fund only), Class A and Class I shares.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

As of November 20, 2006, Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, Retirement Plans that held Class B shares prior to that date will continue to be permitted to make additional investments in that class.

Other Retirement Plans

Other Retirement Plan investors can generally choose among three classes of shares of Money Market Fund: Class A, Class B and Class C shares. Other Retirement Plan investors can generally choose Class A shares of Government Money Market Fund. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the funds that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs authorized by LMIS. Such investment programs may include fee-based advisory account programs and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A shares of each fund and Class B and Class C shares of Money Market Fund, each of which have different investment minimums, fees and expenses. “Institutional Investors” generally include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans, retirement plans and other similar entities with direct relationships to the funds.

Class A – Retirement Plans

Retirement Plans with omnibus accounts held on the books of a fund may purchase Class A shares through programs sponsored by financial intermediaries.

Class B (Money Market Fund) – Retirement Plans

Class B shares of Money Market Fund are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to November 20, 2006 are permitted to make additional investments in that class.

26½   Western Asset Money Market Funds

Retirement and Institutional Investors –
eligible investors cont’d

Class C (Money Market Fund) – Retirement Plans

LMIS pays Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund an annual distribution and/or service fee of up to 0.50% of the average daily net assets represented by the Class C shares serviced by them.

Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please read the SAI for more details.

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, any investor that held Class I shares prior to November 20, 2006 is permitted to make additional investments in Class I shares.

Certain waivers of these requirements for individuals associated with the funds, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from a fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and/or distribution fees than otherwise would have been charged. A fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes, please contact your Service Agent for additional details.

Western Asset Money Market Funds  ½  27

Buying shares

Generally

You may buy shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days.” Shares are sold at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order.

You must provide the following information for your order to be processed:
• Name of fund being bought
• Class of shares being bought
• Dollar amount or number of shares being bought
• Account number (if existing account)

Through a Service Agent	You should contact your Service Agent to open an account and make arrangements to buy shares.
Your Service Agent may charge an annual account maintenance fee.

Through the fund	Investors should contact Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares.
For initial purchases, complete and send your account application to the funds at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Subsequent purchases should be sent to the same address.
Enclose a check to pay for the shares, or if paying by wire, shareholders must call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432.
Orders received by telephone after the time at which a fund calculates its net asset value on a day will not be processed and the investor must resubmit the order on the fund’s next business day.

Effectiveness of purchase orders

Purchase orders for shares of a fund become effective after your order and the purchase price in federal funds or other immediately available funds are received in proper order by the fund. Orders must be received before the fund calculates its net asset value on a day (normally 12:00 noon (Eastern time)) that the fund is open for business. If received after the fund calculates its net asset value, your order (except for telephonic orders which must be resubmitted) will be effective on the following fund business day at the time the fund calculates its net asset value.

If you pay by check, your purchase order for shares becomes effective on the fund business day following receipt at the time the fund calculates it net asset value on that day.

If you are purchasing by wire and a fund does not receive your purchase wire by the close of the Federal Reserve wire transfer system on the day you placed your order, your order will be canceled and you could be liable for any losses or fees incurred by the fund or its agents.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

28½   Western Asset Money Market Funds

Buying shares cont’d

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

	•	Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)
	•	Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
	•	If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset Money Market Funds  ½   29

Exchanging shares

Generally	You may exchange shares of a fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.

Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors	You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.
	•	If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges
•

If you bought shares directly from a fund, contact Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

	•	Not all funds offer all classes
•

Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

	•	Remember that an exchange is a taxable transaction, but you will not have any gain or loss on an exchange so long as the fund whose shares you exchange maintains a net asset value of $1.00 per share
	•	Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements	•	Your shares may be subject to an initial sales charge at the time of the exchange
•

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•

For Class A, Class B and Class C share exchanges, you will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

	•	Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares
	•	If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective
	•	A fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information.

Telephone exchanges may be made only between accounts that have identical registrations.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

30½   Western Asset Money Market Funds

Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of a fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

	•	Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually
	•	Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset Money Market Funds  ½   31

Redeeming shares

Generally

Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432 to redeem shares of the fund. You may redeem shares of a fund on any day that the fund is open for business, as described under “Share price/Fund business days” below. Shares are redeemed at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

If your request is received in good order by your Service Agent or the transfer agent prior to the time that a fund calculates its net asset value on any day the fund is open for business, your redemption proceeds normally will be sent one business day after your request is received, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange (“NYSE”) is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the Securities and Exchange Commission (“SEC”).

If you hold your shares through a Service Agent, your redemption proceeds will be sent to your Service Agent.

If you hold your shares through the fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.
Each fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail	Contact your Service Agent or, if you hold shares directly with a fund, write to the fund at the following address:
Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504
Your written request must provide the following:
• The fund name, the class of shares being redeemed and your account number
• The dollar amount or number of shares being redeemed
• Signature of each owner exactly as the account is registered
• Signature guarantees, as applicable (see “Other things to know about transactions”)

32½   Western Asset Money Market Funds

Redeeming shares cont’d

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with a fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information.

Please have the following information ready when you call:
	•	Name of fund being redeemed
	•	Class of shares being redeemed
	•	Account number

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of a fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:
	•	Your shares must not be represented by certificates
	•	Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
•

If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

	•	You must elect to have all dividends and distributions reinvested
For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Western Asset Money Market Funds  ½   33

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The funds generally will not permit non-resident aliens with a non-U.S. address to establish an account. U.S. citizens with an APO/FPO address or an address in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with a fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with a fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption or exchange orders by telephone. In that case, shareholders should consider using a fund’s other redemption and exchange procedures described under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither a fund nor its agents will bear any liability for these transactions.

Each fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

34½   Western Asset Money Market Funds

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

Each fund reserves the right to ask you to bring your account up to a minimum investment amount determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, a fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the funds’ Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the funds, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between a fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of fund shares could increase a fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

The Boards of the non-money market funds sold by the distributor have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the funds described in this Prospectus. If you plan to exchange your money market shares for shares of another fund sold by the distributor, please read the prospectus of that other fund.

Share certificates

The funds do not issue share certificates. If you currently hold share certificates of a fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that a fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Western Asset Money Market Funds  ½  35

Dividends, distributions and taxes

Dividends and distributions

Each fund calculates its net income each business day when it calculates its net asset value, and declares dividends for its shareholders of record. Shares begin to accrue dividends on the day your purchase order is effective. You will not receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month. Dividends and capital gain distributions, if any, are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of a distribution is your responsibility. If you sell fund shares or exchange them for shares of another fund, it is generally considered a taxable event, but you will not have any gain or loss on the sale or exchange so long as the fund in which you invest maintains a net asset value of $1.00 per share (except for any loss that may result from the imposition of a contingent deferred sales charge). The following table summarizes the tax status to you of certain transactions related to a fund:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The funds anticipate that they normally will not realize any long-term capital gain and therefore normally will not distribute any net capital gain. The funds do not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.

A dividend declared by a fund in October, November or December and paid during January of the following year may in certain circumstances be treated as received by shareholders in December for tax purposes.

After the end of the year, your Service Agent or the funds will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the funds will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. Distributions that are designated as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of a fund beginning before January 1, 2010.

If you do not provide the funds with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions and dividends. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from certain state and local taxes. Consult your tax advisor for restrictions and details.

36½   Western Asset Money Market Funds

Share price/Fund business days

You may buy, exchange or redeem shares at their net asset value (“NAV”) next determined after receipt of your request in good order.

The funds use the amortized cost method to value their portfolio securities. Using this method, each fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. This method of valuation is designed to permit a money market fund to maintain a constant NAV at $1.00 per share, but there is no guarantee that it will do so.

Each fund’s NAV per share is the value of its assets minus its liabilities divided by the number of shares outstanding. NAV is calculated separately for each class of shares. Each fund is open for business and calculates its NAV every day on which both the NYSE and the Federal Reserve Bank of New York (“FRBNY”) are open for business. Therefore, each fund will be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

Both the NYSE and FRBNY are also closed on weekends and may be closed because of an emergency or other unanticipated event.

In the event the NYSE does not open for business because of an emergency or other unanticipated event, each fund may, but is not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open.

Each fund normally closes for business and calculates its NAV at 12:00 noon (Eastern time). However, each fund reserves the right to close early on any day when the NYSE, bond markets (as recommended by the Securities Industry and Financial Markets Association) or the FRBNY close earlier than noon due to an unanticipated event, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC. A fund that closes early under these circumstances will calculate its NAV as of the time of the early close.

For Money Market Fund only: When the NYSE closes earlier than noon on a business day before or after a day on which a national holiday is celebrated, the Money Market Fund will close for business and calculate its NAV at such time the NYSE closes. For 2010, the NYSE will close at 1:00 p.m. (Eastern time) on November 26, 2010.

To determine whether a fund is open for business, please call the fund at 1-800-625-4554 or 1-212-857-8181 between 8:00 a.m. and 5:30 p.m. (Eastern time). If you transact through a Service Agent, you should contact your Service Agent directly to determine its schedule of operations.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Money Market Funds  ½   37

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of each fund for the past five years, unless otherwise noted. No financial highlights are presented for Class I shares of Government Money Market Fund because no Class I shares were outstanding for the periods shown. The returns for Class I shares of Government Money Market Fund will differ from those of the other classes of Government Money Market Fund to the extent their expenses differ. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the funds’ and the predecessor funds’ financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the Annual Report (available upon request). The financial information shown below for periods prior to April 16, 2007 is that of each fund’s predecessor. In August 2009, the funds’ fiscal year end was changed from December 31st to August 31st. This change has resulted in a “stub period” annual report produced for the eight-month period ended August 31, 2009.

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Money Market Fund Class A Shares[1]	2009[2,3]		20083†	20073†	20063,4†	20053,4†	20044†

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.003		0.027	0.048	0.045	0.027	0.009

Net realized gain (loss)[5]	(0.000)		0.000	(0.000)	(0.000)	0.000	0.000

Total income from operations	0.003		0.027	0.048	0.045	0.027	0.009

Less distributions from:
Net investment income	(0.003)		(0.027)	(0.048)	(0.045)	(0.027)	(0.009)

Net realized gains	—		—	—	—	—	(0.000)[5]

Total distributions	(0.003)		(0.027)	(0.048)	(0.045)	(0.027)	(0.009)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return[6]	0.33%[7]		2.73%[7]	4.90%	4.62%	2.75%	0.90%

Net assets, end of period (billions)	$17		$20	$29	$25	$18	$17

Ratios to average net assets:
Gross expenses	0.57%[8,9]		0.51%[9]	0.51%	0.52%[10]	0.58%	0.59%
Net expenses[11]	0.55	8,9,12‡	0.51 [9,13]	0.51 [13]	0.51 [10,12]	0.58	0.54 [12]

Net investment income	0.52	[8]	2.76	4.79	4.55	2.72	0.88

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	Per share amounts have been calculated using the average shares method.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.0005 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

[8]	Annualized.

[9]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.49%, respectively for the period ended August 31, 2009 and the gross and net ratios both would have been 0.51% for the year ended December 31, 2008.

[10]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.51% and 0.50%, respectively.

[11]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.70%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	For the year ended December 31.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

38½   Western Asset Money Market Funds

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Money Market Fund Class B Shares[1]	2009[2]		2008†	2007[3]

Net asset value, beginning of period	$1.000		$1.000	$1.000

Income (loss) from operations:
Net investment income	0.001		0.022	0.034

Net realized gain (loss)[4]	0.000		0.000	(0.000)

Total income from operations	0.001		0.022	0.034

Less distributions from:
Net investment income	(0.001)		(0.022)	(0.034)

Total distributions	(0.001)		(0.022)	(0.034)

Net asset value, end of period	$1.000		$1.000	$1.000

Total return[5]	0.08%[6]		2.22%[6]	3.46%

Net assets, end of period (millions)	$46		$53	$31

Ratios to average net assets:
Gross expenses	1.12%[7,8]		1.03%[8]	0.98%[7]

Net expenses	0.93	7,8,9‡	1.03 [8,10]	0.98 [7,10]

Net investment income	0.12	[7]	2.12	4.31 [7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	For the period March 19, 2007 (inception date) to December 31, 2007.

[4]	Amount represents less than $0.0005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

[7]	Annualized.

[8]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.90% respectively for the period ended August 31, 2009 and the gross and net ratios both would have been 1.02% for the year ended December 31, 2008.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	For the year ended December 31.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Western Asset Money Market Funds  ½   39

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Money Market Fund Class C Shares[1]	2009[2]		2008†	2007[3]

Net asset value, beginning of period	$1.000		$1.000	$1.000

Income (loss) from operations:
Net investment income	0.001		0.019	0.033

Net realized gain (loss)[4]	0.000		0.000	(0.000)

Total income from operations	0.001		0.019	0.033

Less distributions from:
Net investment income	(0.001)		(0.019)	(0.033)

Total distributions	(0.001)		(0.019)	(0.033)

Net asset value, end of period	$1.000		$1.000	$1.000

Total return[5]	0.10%[6]		1.93%[6]	3.35%

Net assets, end of period (millions)	$162		$171	$157

Ratios to average net assets:
Gross expenses	1.14%[7,8]		1.30%[8]	1.12%[7]

Net expenses	0.90	7,8,9‡	1.30 [8,10]	1.12 [7,10]

Net investment income	0.14	[7]	1.90	4.17 [7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	For the period March 19, 2007 (inception date) to December 31, 2007.

[4]	Amount represents less than $0.0005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

[7]	Annualized.

[8]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.09% and 0.86% respectively for the period ended August 31, 2009 and the gross and net ratios both would have been 1.29% for the year ended December 31, 2008.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	For the year ended December 31.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

40½   Western Asset Money Market Funds

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Money Market Fund Class I Shares	2009[1,2]	20082†	20072†	20062,3†	20052,3†	20043†

Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.004	0.028	0.049	0.047	0.029	0.010

Net realized gain (loss)[4]	0.000	0.000	(0.000)	(0.000)	0.000	0.000

Total income from operations	0.004	0.028	0.049	0.047	0.029	0.010

Less distributions from:
Net investment income	(0.004)	(0.028)	(0.049)	(0.047)	(0.029)	(0.010)

Net realized gains	—	—	—	—	—	(0.000)[4]

Total distributions	(0.004)	(0.028)	(0.049)	(0.047)	(0.029)	(0.010)

Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total return[5]	0.41%[6]	2.87%[6]	5.04%	4.75%	2.91%	1.00%

Net assets, end of period (millions)	$178	$151	$130	$163	$121	$86

Ratios to average net assets:
Gross expenses	0.42%[7,8]	0.38%[8]	0.38%	0.39%[9]	0.43%	0.49%

Net expenses[10]	0.42 [7,8]	0.38 [8,11]	0.38 [11]	0.38 [9,12]	0.43	0.43 [12]

Net investment income	0.59 [7]	2.80	4.94	4.68	2.93	0.98

[1]	For the period January 1, 2009 through August 31, 2009.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.0005 per share.

[5]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	If the Fund had not entered into the Capital Support Agreements, the total return would have been lower.

[7]	Annualized.

[8]

Included in the expense ratios is the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.38% for the period ended August 31, 2009 and 0.37% for the year ended December 31, 2008.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.38% and 0.37%, respectively.

[10]	As a result of a voluntary expense limitation, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.70%.

[11]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

[12]	Reflects fee waivers and/or expense reimbursements.

†	For the year ended December 31.

Western Asset Money Market Funds  ½   41

For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Western Asset Government Money Market Fund Class A Shares[1]	2009[2,3]		20083†	20073†	20063,4†	20053,4†	20044†

Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Income (loss) from operations:
Net investment income	0.002		0.022	0.046	0.044	0.027	0.009

Net realized gain (loss)[5]	(0.000)		0.000	(0.000)	0.000	0.000	0.000

Total income from operations	0.002		0.022	0.046	0.044	0.027	0.009

Less distributions from:
Net investment income	(0.002)		(0.022)	(0.046)	(0.044)	(0.027)	(0.009)

Net realized gains	—		(0.000)[5]	—	—	(0.000)[5]	(0.000)[5]

Total distributions	(0.002)		(0.022)	(0.046)	(0.044)	(0.027)	(0.009)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total return[6]	0.24%		2.24%	4.69%	4.45%	2.69%	0.85%

Net assets, end of period (billions)	$7		$8	$6	$3	$2	$2

Ratios to average net assets:
Gross expenses	0.56%[7,8]		0.53%[8]	0.55%	0.57%[9]	0.59%	0.57%

Net expenses[10]	0.55	7,8,11‡	0.53 [8,12]	0.55 [12]	0.55 [9,11]	0.59	0.54 [11]

Net investment income	0.37	[7]	2.16	4.53	4.37	2.63	0.82

[1]	On June 2, 2009, Exchange A shares were converted to Class A shares.

[2]	For the period January 1, 2009 through August 31, 2009.

[3]	Per share amounts have been calculated using the average shares method.

[4]	Represents a share of capital stock outstanding prior to April 16, 2007.

[5]	Amount represents less than $0.0005 per share.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.52% and 0.51% respectively, for the period ended August 31, 2009 and 0.52% for the year ended December 31, 2008.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[10]	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 0.70%.

[11]	Reflects fee waivers and/or expense reimbursements.

[12]	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.

†	For the year ended December 31.

‡	In order to maintain a minimum yield of 0.01%, additional waivers were implemented.

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Western Asset

Money Market Fund

Western Asset

Government Money Market Fund

You may visit the funds’ website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the funds’ investments is available in the funds’ Annual and Semi-Annual Reports to shareholders. In the funds’ Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance during its last fiscal year.

The funds send only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the funds and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the funds or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or 1-212-857-8181 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the funds at 55 Water Street, New York, New York 10041.

Information about the funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the funds that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act
file no. 811-04052)
WASX011179ST 12/09

December 29, 2009

Legg Mason Partners Money Market Trust

Western Asset Money Market Fund
Class A (SBCXX), B (SBOXX), C (SBZXX) and I (SCYXX)

Western Asset Government Money Market Fund
Class A (SMGXX) and I (SGYXX)

55 Water Street
New York, New York 10041
Funds Investor Services: 1-800-822-5544 or 1-212-857-8181
Institutional Shareholder Services: 1-888-425-6432

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Western Asset Money Market Fund (also referred to as “Money Fund”) and Western Asset Government Money Market Fund (also referred to as “Government Fund” and, together with Money Fund, the “funds”), dated December 29, 2009, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason fund complex, each of the funds assumed the assets and liabilities of a predecessor fund effective April 16, 2007. Each fund is a series of Legg Mason Partners Money Market Trust (the “Trust”), a Maryland business trust. Certain historical information with respect to a fund contained in this SAI for periods prior to April 16, 2007 is that of the fund’s predecessor.

Prior to April 16, 2007, Western Asset Money Market Fund was known as Smith Barney Money Funds, Inc.—Cash Portfolio and Western Asset Government Money Market Fund was known as Smith Barney Money Funds, Inc.—Government Portfolio.

Additional information about each fund’s investments is available in the funds’ annual and semi-annual reports to shareholders. The annual reports contain financial statements that are incorporated herein by reference. The funds’ Prospectus and copies of these reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the funds’ distributor to sell shares of the applicable fund (each called a “Service Agent”), by writing or calling the Trust at the address or telephone numbers set forth above, by sending an e-mail request to prospectus@leggmason.com, or by visiting the funds’ website at http://www.leggmason.com/individualinvestors/prospectuses. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the sole and exclusive distributor for each fund.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

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THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND CERTAIN INVESTMENT LIMITATIONS

Each fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

The funds’ Prospectus discusses each fund’s investment objective and strategies. The following discussion supplements the description of each fund’s investment strategies in its Prospectus.

Investment Objectives

Each fund seeks maximum current income and preservation of capital.

Principal Investment Strategies and Certain Investment Limitations

Following is a summary of the principal investment strategies and certain investment limitations of each of the funds.

Money Fund

Minimum credit quality. The fund invests exclusively in securities that, at the time of purchase, are rated in the highest rating category applicable to the investment, or if unrated, are determined by the subadviser to be of equivalent quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, the fund’s subadviser or the Board of Trustees (the “Board”) (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests in high quality, U.S. dollar denominated short-term debt securities that, at the time of purchase, are rated in the highest short-term rating category or, if unrated, are determined by the subadviser to be of equivalent quality.

The fund may invest in all types of money market instruments, including bank obligations, commercial paper, asset-backed securities, structured investments, repurchase agreements and other short-term debt securities. These instruments may be issued by all types of issuers, including U.S. and foreign banks and other private issuers, the U.S. government or any of its agencies or instrumentalities, foreign governments and U.S. states and municipalities. These securities may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. The fund generally limits foreign investments to U.S. dollar denominated securities of issuers located in major industrialized countries, although it may invest in fixed time deposits of foreign bank branches located in Grand Cayman and Nassau, The Bahamas. The fund may invest without limit in bank obligations, such as certificates of deposit, fixed time deposits and banker’s acceptances.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments.

Banking industry concentration. The fund may invest without limit in obligations of U.S. banks, and up to 25% of its assets in dollar-denominated obligations of non-U.S. banks. Either the principal amount of each bank obligation is fully insured by the Federal Deposit Insurance Corporation (the “FDIC”) or the issuing financial institution has more than $100 million of working capital or more than $1 billion of total assets. These include interests in securities issued and/or backed by banks and other obligations that have credit support or liquidity features provided by banks.

The fund also may invest in securities backed by letters of credit of U.S. banks or other U.S. financial institutions that are members of the Federal Reserve System or the FDIC (including obligations of foreign branches of such members), if either: (a) the principal amount of the obligation is insured in full by the FDIC, or (b) the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). The fund also may invest in securities backed by letters of credit of non-U.S. banks if the issuer of such obligation has capital, surplus and undivided profits in excess of $100 million or total assets of $1 billion (as reported in its most recently published financial statements prior to the date of investment). In addition, the fund may invest in municipal obligations with a standby commitment provided by a bank or participation interests in municipal securities or variable rate demand obligations issued and/or provided with credit support by banks.

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The fund may invest up to 10% of its total assets in fixed time deposits (“TDs”) maturing from two business days to seven calendar days. Money Fund may also purchase fixed TDs maturing in more than seven calendar days but in less than one year, provided, however, that such fixed TDs shall be considered illiquid securities.

The fund will not invest more than 10% of its total assets in municipal obligations.

Commercial paper and such other short-term obligations will be rated in the highest category for short-term debt obligations by the requisite NRSROs at the time of acquisition by the fund, or will be unrated securities determined to be comparable thereto.

The fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities and other assets that are illiquid.

Government Fund

Minimum credit quality. The fund invests extensively in U.S. government obligations which are deemed to be “first tier” securities under applicable regulations. If, after purchase, the credit quality deteriorates, the fund’s subadviser or the Board (where required by applicable regulations) will decide whether the security should be held or sold.

Maximum maturity. The fund invests in securities that, at the time of purchase, have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. If, after purchase, the maturity on a security is extended, the fund’s subadviser or Board (where required by applicable regulations) will decide whether the security should be held or sold.

The fund is a money market fund which invests exclusively in short-term U.S. government obligations, including U.S. Treasury securities and securities issued or guaranteed by the U.S. government or its agencies, authorities, instrumentalities or sponsored entities and in repurchase agreements. These securities may pay interest at fixed, floating or adjustable rates or may be purchased at a discount. U.S. government obligations are not necessarily backed by the full faith and credit of the United States. Although the fund invests in U.S. government obligations, an investment in the fund is neither insured nor guaranteed by the U.S. government.

As a money market fund, the fund tries to maintain a share price of $1.00, and must follow strict rules as to the credit quality, diversification and maturity of its investments.

The fund may not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities and other assets that are illiquid.

SUPPLEMENTAL INFORMATION REGARDING INVESTMENT
PRACTICES AND RISK FACTORS

Each fund’s principal investment strategies are summarized above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the funds. To the extent permitted by law and a fund’s investment policies, a fund may engage in the practices described below.

Asset-Backed Commercial Paper and Other Asset-Backed Securities (Money Fund)

Money Fund may invest in asset-backed securities that represent fractional interests in pools of retail installment loans, both secured, such as certificates for automobile receivables (“CARS”), and unsecured, or leases or fractional interests in pools of revolving credit card receivables (“CARDS”), both secured and unsecured, as well as other asset-backed securities. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust. Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to accurately predict the average life of a particular pool of loans or receivables and reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on asset-backed securities will vary based upon the prepayment experience of the underlying pool of loans or receivables. Prepayment of principal during periods of declining interest rates may reduce the yield of a fund, since the fund may be forced to reinvest any pre-paid principal in lower yielding securities. Certificate holders may also experience delays in payment on the certificates or losses if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or

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administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Asset-backed commercial paper (“ABCP”) typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity by issuing additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes typically are of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Consistent with the fund’s investment objective and policies the fund also may invest in other types of asset-backed and receivable-backed securities.

Banking Industry Concentration (Money Fund)

Up to 25% of Money Fund’s assets may be invested at any time in dollar-denominated obligations of foreign banks, and all of Money Fund’s assets may be invested at any time in obligations of domestic banks, as that term has been interpreted by the Securities and Exchange Commission (the “SEC”). Under SEC interpretations, a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

Certificates of deposit (“CDs”) are savings certificates generally issued by commercial banks that bear a maturity date and a specified interest rate, and can be issued in any denomination. Fixed time deposits (“Fixed TDs”) are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, Fixed TDs may be withdrawn on demand by a fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although Fixed TDs do not have a market, there are no contractual restrictions on a fund’s right to transfer a beneficial interest in the deposit to a third party. A bankers’ acceptance is a draft drawn on and accepted by a bank that orders payment to a third party at a later date. Bankers’ acceptances generally act as a negotiable time draft for financing imports, exports, or other transactions in goods.

U.S. banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the FDIC. U.S. banks organized under state law are supervised and examined by state banking authorities and are members of the Federal Reserve System only if they elect to join. However, state banks which are insured by the FDIC are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, U.S. branches of U.S. banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

The provisions of federal law governing the establishment and operation of U.S. branches do not apply to non-U.S. branches of U.S. banks. However, a fund may purchase obligations only of those non-U.S. branches of U.S. banks which were established with the approval of the Board of Governors of the Federal Reserve System (the “Board of Governors”). As a result of such approval, these branches are subject to examination by the Board of Governors and the Comptroller of the Currency. In addition, such non-U.S. branches of U.S. banks are subject to the supervision of the U.S. bank and

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creditors of the non-U.S. branch are considered general creditors of the U.S. bank subject to whatever defenses may be available under the governing non-U.S. law and to the terms of the specific obligation. Nonetheless, a fund generally will be subject to whatever risk may exist that the non-U.S. country may impose restrictions on payment of certificates of deposit or time deposits.

U.S. branches of non-U.S. banks are subject to the laws of the state in which the branch is located or to the laws of the United States. Such branches are therefore subject to many of the regulations, including reserve requirements, to which U.S. banks are subject. In addition, a fund may purchase obligations only of those U.S. branches of non-U.S. banks which are located in states which impose the additional requirement that the branch pledge to a designated bank within the state an amount of its assets equal to 5% of its total liabilities.

Obligations of foreign branches of domestic banks and of foreign branches of foreign banks, such as CDs and Fixed TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Since Money Fund may hold investments in non-U.S. bank obligations, an investment in Money Fund involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by a fund, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on CDs or Fixed TDs that might affect adversely such payment on such obligations held by Money Fund.

Borrowings

Each fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When a fund invests borrowing proceeds in other securities, the fund will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the borrowing proceeds does not equal or exceed the interest that a fund is obligated to pay under the terms of a borrowing, engaging in these transactions will lower the fund’s return.

A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

A fund may borrow on a secured or on an unsecured basis. If a fund enters into a secured borrowing arrangement, a portion of the fund’s assets will be used as collateral. During the term of the borrowing, the fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, a fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the portfolio managers’ strategy and result in lower fund returns. The fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the fund. In the event of a default by the lender, there may be delays, costs and risks of loss involved in a fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

The 1940 Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings,

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bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that a fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Commercial Paper (Money Fund)

Commercial paper (including variable amount master demand notes and funding agreements) consists of short-term, unsecured promissory notes issued by corporations, partnerships, trusts and other entities to finance short-term credit needs.

Custodial Receipts (Money Fund)

Custodial receipts or certificates are underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain U.S. government notes or bonds or on certain municipal obligations. The underwriter of these certificates or receipts typically purchases U.S. government securities or municipal obligations and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, a fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Demand Instruments (Money Fund)

Money Fund may invest in securities issued as floating- or variable-rate securities subject to demand features (“demand instruments”). Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to tender the investment at an exercise price equal to approximately the amortized cost of the instrument plus accrued interest on no more than 30 days’ notice. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. Money Fund currently is permitted to purchase floating rate and variable rate obligations with demand features in accordance with requirements established by the SEC, which, among other things, permit such instruments to be deemed to have remaining maturities of 13 months or less, notwithstanding that they may otherwise have a stated maturity in excess of 13 months. Securities with ultimate maturities of greater than 13 months may be purchased only pursuant to Rule 2a-7 of the 1940 Act. Frequently, floating rate and variable rate obligations are secured by letters of credit or other credit support arrangements provided by banks.

Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: (i) to shorten the maturity of a variable or floating rate security, (ii) to enhance the instrument’s credit quality and (iii) to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks, and by brokerage firms or insurance companies. Accordingly, the credit quality and liquidity of a fund’s investments may be dependent in part on the credit quality of the institutions supporting the fund’s investments and changes in the credit quality of these institutions could cause losses to a fund and affect its share price.

Variable rate demand instruments include variable rate demand preferred shares or other forms of liquidity protected preferred shares that are issued by closed end investment companies that invest in municipal securities. These preferred shares have a liquidation preference and pay a dividend that is set weekly or at some other interval (typically 28 days) by a remarketing agent or through a similar process that is designed to approximate current prevailing interest rates. A fund, as a holder of one of these instruments, will have the right to tender the securities for remarketing or, if the securities can not be remarketed, to tender the securities to a liquidity provider, in each case at a price equal to its liquidation preference plus accrued dividends. A fund would have no right to tender the shares to the issuer for payment or redemption, and the shares will be not freely transferable. A fund will be subject to the risk that the liquidity provider will not be able to honor its unconditional commitment to purchase the shares.

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Floating Rate and Variable Rate Obligations

Each fund may purchase floating rate and variable rate obligations, including participation interests therein. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. For purposes of determining whether a variable rate instrument held by a fund matures within 397 days from the date of its acquisition, and for purposes of calculating the weighted average maturity of a fund’s portfolio, the maturity of the instrument will be deemed to be the longer of (1) the period required before a fund is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument’s next interest rate adjustment, except that an instrument issued or guaranteed by the U.S. government or any agency thereof shall be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate.

The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable or fixed-rate securities owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying securities may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline a fund’s yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, a fund’s yield will increase and its shareholders will have reduced risk of capital depreciation.

Foreign Investments (Money Fund)

Investments in securities issued by or provided with credit enhancements by foreign banks or other foreign issuers present certain additional risks. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements applicable to domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer.

High Quality Corporate Obligations (Money Fund)

Obligations of corporations that are originally issued with a maturity of greater than 397 days and are: (1) rated as long-term debt obligations in the highest rating category by the requisite nationally recognized statistical rating organizations (“NRSROs”) or (2) issued by an issuer that has a class of short-term debt obligations that are comparable in priority and security with the obligation and that have been rated in the highest rating category for short-term debt obligations, or are otherwise comparable to short-term debt obligations having such a rating.

Illiquid Assets

Illiquid assets are assets that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which they are being carried on a fund’s books. These assets include, among others, certain securities that are subject to legal or contractual restrictions on resale and any repurchase transactions that do not mature within seven days. A fund may not be able to sell illiquid securities and other assets in its portfolio at a time when the sale would be desirable or at a price the fund deems representative of their value. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses.

Certain restricted securities can be traded freely among qualified purchasers in accordance with Rule 144A under the Securities Act of 1933 (the “1933 Act”). The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Board has delegated to the subadviser authority to determine whether particular securities eligible for trading under Rule 144A are and continue to be “liquid.” Investing in these restricted securities could have the effect of increasing a fund’s illiquidity, however, if qualified purchasers become uninterested in buying these securities.

Lending of Securities

Consistent with applicable regulatory requirements and in order to generate income, a fund may lend its securities to broker/dealers and other institutional borrowers. Loans of securities would be secured continuously by collateral in cash,

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cash equivalents, or U.S. government obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral received by a fund would be invested in high quality short-term instruments, or in one or more funds maintained by the lending agent for this purpose. During the term of the loan, a fund will continue to have investment risk with respect to the security loaned, as well as risk with respect to the investment of the cash collateral. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, a fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and, with respect to cash collateral, would also receive any income generated by the fund’s investment of the collateral (subject to a rebate payable to the borrower and a percentage of the income payable to the lending agent). Where the borrower provides a fund with collateral other than cash, the borrower is also obligated to pay the fund a fee for use of the borrowed securities. A fund would not have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the subadviser to be of good standing, and when, in the judgment of the subadviser, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, a fund could suffer loss if the loan is terminated and the fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer. If a fund does lend securities, it is not intended that the value of the securities loaned by the fund would exceed 33 1/3% of the value of its net assets.

The funds do not currently intend to engage in securities lending.

Money Market Instruments Generally

Money market instruments are short-term IOUs issued by banks or other non-governmental issuers, the U.S. or foreign governments, or state or local governments. Money market instruments generally have maturity dates of 13 months or less, and may pay interest at fixed, floating or adjustable rates, or may be purchased at a discount. Money market instruments may include certificates of deposit, bankers’ acceptances, variable rate demand securities (where the interest rate is reset periodically and the holder may demand payment from the issuer or another obligor at any time), preferred shares, fixed-term obligations, commercial paper (short-term unsecured debt), asset-backed commercial paper, other mortgage-backed and asset-backed securities and repurchase agreements. Asset-backed commercial paper typically is issued by structured investment vehicles or other conduits and refers to a debt security with an original term to maturity of up to 270 days and may be backed by residential and commercial mortgage loans or mortgage-backed securities as well as other types of receivables. Payments due on asset-backed commercial paper are supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Mortgage-Backed Securities (Money Fund)

Interest and principal payments on mortgage-backed securities (“MBS”) are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. MBS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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Municipal Securities (Money Fund)

Municipal securities (which are also referred to herein as “municipal obligations” or “municipal bonds”) generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, participations or other interests in these securities and other related investments. The interest paid on municipal securities is excluded from gross income for regular federal income tax purposes, although it may be subject to the federal alternative minimum tax (“AMT”). Municipal securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations.

The two principal classifications of municipal securities are “general obligation” securities and “limited obligation” or “revenue” securities. General obligation securities are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue security is a function of the economic viability of the facility or revenue source. Revenue securities include private activity bonds (described below) which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal securities may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Repurchase Agreements

A fund may enter into repurchase agreements with banks and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, a fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. All repurchase agreements entered into by a fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to an amount of the repurchase obligation, including interest thereon, and a fund or its custodian shall have control of the collateral, which the subadviser believes will give the applicable fund a valid, perfected security interest in the collateral. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which a fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Pursuant to an exemptive order issued by the SEC, a fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements, subject to certain conditions. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements

A reverse repurchase agreement has the characteristics of a secured borrowing by a fund and creates leverage in a fund’s portfolio. In a reverse repurchase transaction, a fund sells a portfolio instrument to another person, such as a financial institution or broker/dealer, in return for cash. At the same time, a fund agrees to repurchase the instrument at an

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agreed-upon time and at a price that is greater than the amount of cash that the fund received when it sold the instrument, representing the equivalent of an interest payment by the fund for the use of the cash. During the term of the transaction, a fund will continue to receive any principal and interest payments (or the equivalent thereof) on the underlying instruments.

The funds may engage in reverse repurchase agreements as a means of raising cash to satisfy redemption requests or for other temporary or emergency purposes. Unless otherwise limited in the Prospectus or this SAI, each fund may also engage in reverse repurchase agreements to the extent permitted by its fundamental investment policies in order to raise additional cash to be invested by the fund’s portfolio managers in other securities or instruments in an effort to increase the fund’s investment returns.

During the term of the transaction, a fund will remain at risk for any fluctuations in the market value of the instruments subject to the reverse repurchase agreement as if it had not entered into the transaction. When a fund reinvests the proceeds of a reverse repurchase agreement in other securities, the fund will also be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in a fund more volatile and increases the fund’s overall investment exposure. In addition, if a fund’s return on its investment of the proceeds of the reverse repurchase agreement does not equal or exceed the implied interest that it is obligated to pay under the reverse repurchase agreement, engaging in the transaction will lower the fund’s return.

When a fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law.

In addition, a fund may be unable to sell the instruments subject to the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect the portfolio managers’ strategy and result in lower fund returns. At the time a fund enters into a reverse repurchase agreement, the fund is required to set aside cash or other appropriate liquid securities in the amount of the fund’s obligation under the reverse repurchase agreement or take certain other actions in accordance with SEC guidelines, which may affect the fund’s liquidity and ability to manage its assets. Although complying with SEC guidelines would have the effect of limiting the amount of fund assets that may be committed to reverse repurchase agreements and other similar transactions at any time, it does not otherwise mitigate the risks of entering into reverse repurchase agreements.

Sovereign Debt

Sovereign debt obligations are obligations of, or guaranteed by, non-U.S. governments. Generally, such obligations may be subject to the additional risks described above in connection with the purchase of non-U.S. bank obligations.

Structured Instruments (Money Fund)

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker-dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution. With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a fund may invest include: (1) tender option bonds (discussed above), (2) swap products, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) partnerships, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be more volatile, less liquid and more difficult to price accurately than less complex securities or more traditional debt securities.

These types of instruments raise certain tax, legal, regulatory and accounting issues which may not be presented by direct investments in debt obligations. There is some risk that certain of these issues could be resolved in a manner that could adversely impact the performance of a fund.

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U.S. Government Obligations

U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of two to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as Government National Mortgage Association (“Ginnie Mae”) certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government (such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by the Federal National Mortgage Association (“Fannie Mae”)); or (d) only the credit of the instrumentality (such as securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, the fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities it issues.

Forward Commitments and When-Issued Securities (Money Fund)

A fund may purchase municipal bonds on a “when-issued” or “forward delivery” basis. The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the securities, takes place at a later date. Although the funds will only make commitments to purchase “when-issued” or “forward delivery” securities with the intention of actually acquiring them, the funds may sell these securities before the settlement date if deemed advisable by the subadviser.

Municipal bonds purchased on a “when-issued” or “forward delivery” basis are subject to changes in value based upon the market’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. The value of these securities experiences appreciation when interest rates decline and depreciation when interest rates rise. Purchasing municipal bonds on a “when-issued” or “forward delivery” basis can involve the risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. At the time a fund enters into a “when-issued” or “forward delivery” commitment, the fund will set aside cash or other appropriate liquid securities with a value at least equal to the fund’s obligation under the commitment. A fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

An increase in the percentage of a fund’s assets committed to the purchase of securities on a “when-issued” basis may increase the volatility of its net asset value.

Diversification

Each fund is currently classified as a diversified fund under the 1940 Act. This means that a fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, a fund can invest more than 5% of its assets in one issuer. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the nongovernmental user back that bond, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity. Under the 1940 Act, a fund cannot change its classification from diversified to non- diversified without shareholder approval.

Commodity Exchange Act Registration

Each fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the funds, from registration as a “commodity pool operator” with respect to each fund under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to each fund under the Commodity Exchange Act.

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INVESTMENT POLICIES

Each fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of a fund may not be changed without the vote of a majority of the outstanding voting securities of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities of the fund present at a fund meeting, if the holders of more than 50% of the voting securities of the fund are present or represented by proxy, or (b) more than 50% of the voting securities of the fund. The Board may change non-fundamental restrictions at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Each fund’s investment objective is non-fundamental.

Fundamental Investment Policies

Each fund’s fundamental investment policies are as follows:

(1)

The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)

The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3)

The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)

The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)

The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)

The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)

Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently, no fund contemplates borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with

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respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. Each fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile

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and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries. Currently, Government Fund has no intention of purchasing or concentrating in banking obligations.

Each fund’s fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Rule 2a-7 under the 1940 Act may limit a money market fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

Non-Fundamental Investment Policies

As an operating policy, neither fund may invest more than 10% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at approximately the value carried on the fund’s books).

MANAGEMENT

The business and affairs of each fund are managed by or under the direction of the Board. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board.

The Trustees, including the Trustees of the funds who are not “interested persons” of the funds (the “Independent Trustees”) as defined in the 1940 Act, and executive officers of the funds, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships the Trustees hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)	59

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Interim Dean, George Bush School of Government and Public Service, Texas A&M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A&M University (since 2004); formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A&M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)	59	None
Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)	59	None
Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	59	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)	59

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)	59	None
Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	59	None
Susan M. Heilbron Born 1945	Trustee	Since 1994	Retired	59	None
Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)	59	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	59

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	59	None

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Name and Year of Birth	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
R. Jay Gerken, CFA(3) Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

				135	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)

(1)	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.

(3)	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) or its predecessor (2002 to 2005)

David Castano Born 1971 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); formerly, Supervisor at UBS Global Asset Management (2003 to 2004); formerly, Accounting Manager at CAM (prior to 2003)

John Chiota Born 1968 100 First Stamford Place Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer	Since 2006 Since 2008

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason & Co. (since 2008); Vice President of Legg Mason & Co. (since 2005); Vice President at CAM (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Born 1954 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2005); formerly, Managing Director and General Counsel of Global Mutual Funds for CAM (2000 to 2005); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003); formerly, Secretary of CFM (2001 to 2004)

Frances M. Guggino Born 1957 55 Water Street New York, NY 10041	Treasurer and Chief Financial Officer	Since 2004

Director of Legg Mason & Co. (since 2005); formerly, Director at CAM (1992 to 2005); Treasurer and/or Controller of certain funds associated with Legg Mason & Co. (since 2005); formerly, Treasurer and/or Controller of certain funds associated with CAM (1992 to 2005)

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Name, Year of Birth and Address	Position(s) with Trust	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jeanne M. Kelly Born 1951 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007

Managing Director, Legg Mason & Co., LLC (since 2005); Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); formerly, Director—Global Fund Administration, CAM (1996 to 2005)

Thomas C. Mandia Born 1962 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Matthew Plastina Born 1970 55 Water Street New York, NY 10041	Controller	Since 2007

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Vice President of Legg Mason or its predecessor (1999 to 2008); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2002 to 2007)

(1)	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the officer took office for any funds in the Legg Mason fund complex.

Officers of the funds receive no compensation from the funds, although they may be reimbursed by the funds for reasonable out-of-pocket travel expenses for attending Board meetings.

The Board has four standing committees: the Audit Committee, Nominating and Governance Committee (referred to as the Nominating Committee), Investment and Performance Committee (referred to as the Performance Committee) and Pricing Committee. Each of the Audit, Nominating and Performance Committees is composed of all of the Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees, among other things, the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, and the qualifications and independence of each fund’s independent registered public accounting firm. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Nominating Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of

21

the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•

the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Performance Committee is charged with, among other things, reviewing investment performance. The Performance Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the funds’ investment management and subadvisory arrangements.

The Pricing Committee is charged with determining the fair value prices for securities when required.

The Trust’s Board oversees all of the fixed income-type funds in the fund complex. The Board met 13 times during the funds’ fiscal year ended December 31, 2008 and met 16 times during the eight-month fiscal period ended August 31, 2009. The Audit, Nominating, Performance and Pricing Committees met 4, 4, 4 and 12 times, respectively, during the funds’ fiscal year ended December 31, 2008 and met 4, 4, 4 and 6 times, respectively, times during the eight-month fiscal period ended August 31, 2009.

The following table shows the amount of equity securities owned by the Trustees in each fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in Money Fund	Dollar Range of Equity Securities in Government Fund	Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv	None	None	None
A. Benton Cocanougher	None	None	Over $100,000
Jane F. Dasher	$50,001-$100,000	None	Over $100,000
Mark T. Finn	None	Over $100,000	Over $100,000
Rainer Greeven	None	None	$10,001-$50,000
Stephen Randolph Gross	None	None	Over $100,000
Richard E. Hanson, Jr.	None	None	$50,001-$100,000
Diana R. Harrington	None	None	Over $100,000
Susan M. Heilbron	None	None	$10,001-$50,000
Susan B. Kerley	None	None	Over $100,000
Alan G. Merten	None	None	$50,001-$100,000
R. Richardson Pettit	None	None	Over $100,000
Interested Trustee:
R. Jay Gerken	$1-$10,000	$10,001-$50,000	Over $100,000

As of December 1, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the funds’ manager, subadviser or distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the funds.

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Information regarding compensation paid by each fund to its Board is set forth below. The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $160,000, plus $20,000 for each regularly scheduled Board meeting attended in person and $2,500 for certain telephonic Board and committee meetings in which that Trustee participates. The lead Independent Trustee receives an additional $25,000 per year and the Chairs of the Audit Committee and Performance Committee each receives an additional $15,000 per year.

The Trustees took office in April 2007. Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from Money Fund for Eight-Month Fiscal Period Ended 08/31/09	Aggregate Compensation from Government Fund for Eight-Month Fiscal Period Ended 08/31/09	Total Pension or Retirement Benefits Paid as Part of Fund Expenses for Eight-Month Fiscal Period Ended 08/31/09(1)	Total Compensation from Fund Complex Paid to Trustee for Calendar Year Ended 12/31/08	Number of Portfolios in Fund Complex Overseen by Trustee for Eight-Month Fiscal Period Ended 08/31/09
Independent Trustees:
Elliott J. Berv	$14,067	$6,103	$0	$267,000	60
A. Benton Cocanougher	$15,332	$6,654	$0	$292,000	60
Jane F. Dasher	$14,067	$6,103	$0	$284,000	60
Mark T. Finn	$14,067	$6,103	$0	$259,500	60
Rainer Greeven	$14,067	$6,103	$0	$259,500	60
Stephen Randolph Gross	$14,826	$6,433	$0	$280,500	60
Richard E. Hanson, Jr.	$14,067	$6,103	$0	$267,000	60
Diana R. Harrington	$14,826	$6,433	$0	$281,500	60
Susan M. Heilbron	$14,067	$6,103	$0	$267,000	60
Susan B. Kerley	$14,067	$6,103	$0	$263,500	60
Alan G. Merten	$14,067	$6,103	$0	$262,000	60
R. Richardson Pettit	$14,067	$6,103	$0	$265,500	60
Interested Trustee:
R. Jay Gerken(2)	$0	$0	$0	$0	137

(1)

Pursuant to prior retirement plans, the funds made payments to former trustees for the eight-month fiscal period ended August 31, 2009 of $101,645 and $13,358 for Money Fund and Government Fund, respectively.

(2)	Mr. Gerken was not compensated for his services as Trustee because of his affiliation with the manager.

As of December 1, 2009, the Trustees and officers of the funds, as a group, owned less than 1% of each class of each fund.

To the knowledge of the funds, as of December 1, 2009, the following shareholders owned or held of record 5% or more, as indicated, of the outstanding voting securities of the applicable class of each fund:

Fund	Class	Name & Address	Percentage
Money Fund	A	Citigroup Global Markets Inc 333 West 34th St 7th Fl New York, NY 10001-2402	92.47%
	B	PFPC Brokerage Services Main office FBO Primerica Financial Services 760 Moore Road King Of Prussia, PA 19406-1212	70.74%

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Fund	Class	Name & Address	Percentage
	B	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	20.14%
	C	Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills, MD 21117-5184	7.86%
	I	State Of Colorado Collegeinvest Cas Reserve Opt Scholars Choice Savings Prg 55 Water St Fl 31 New York, NY 10041-0017	34.01%
	I	State Of Colorado Collegeinvest Portfolio 6 Scholars Choice Savings Prg 55 Water St Fl 31 New York, NY 10041-0017	34.06%
	I	State Of Colorado Collegeinvest Portfolio 7 Scholars Choice Savings Prg 55 Water St Fl 31 New York, NY 10041-0017	17.97%
	I	State Of Colorado Collegeinvest Portfolio 5 Scholars Choice Savings Prg 55 Water St Fl 31 New York, NY 10041-0017	13.54%
Government Fund	A	Citigroup Global Markets Inc 333 West 34th St 7th Fl New York, NY 10001-2402	93.50%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as investment manager to the funds and provides certain oversight services to the funds, in each case pursuant to an investment management agreement (each, a “Management Agreement”). LMPFA is a wholly-owned subsidiary of Legg Mason.

The manager has agreed, under each Management Agreement, subject to the supervision of the Board, to provide the fund with investment research, advice, management and supervision, furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objectives, policies and restrictions, and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into subadvisory agreements, as described below.

As compensation for services performed, facilities furnished and expenses assumed by the manager, each fund pays the manager a fee computed daily at an annual rate of the fund’s average daily net assets as described below. The manager also performs administrative and management services as reasonably requested by each fund necessary for the operation of the fund, such as (i) supervising the overall administration of each fund, including negotiation of contracts and fees with, and monitoring of performance and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration or qualification of the fund’s shares under federal and state laws.

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Each Management Agreement will continue in effect from year to year, provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees, with such Independent Trustees casting votes in person at a meeting called for such purpose.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund on not more than 60 days’ nor less than 30 days’ written notice to the manager, or by the manager on not less than 90 days’ written notice to the fund, and will automatically terminate in the event of its assignment (as defined in the 1940 Act) by the manager. No Management Agreement is assignable by the Trust except with the consent of the manager.

Each Management Agreement provides that the manager, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of the manager and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the manager is not protected against any liability to the fund to which the manager would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

For its services under the applicable fund’s Management Agreement, LMPFA receives a management fee that is calculated daily and payable monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1 billion	0.450%
Over $1 billion up to $2 billion	0.425%
Over $2 billion up to $5 billion	0.400%
Over $5 billion up to $10 billion	0.375%
Over $10 billion	0.350%

Prior to August 1, 2006, Smith Barney Fund Management, Inc. (“SBFM”) served as the manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

For the periods below, the funds paid management fees (absent fee waivers and/or expense reimbursements) to the manager as follows:

Fund	Fiscal Year ended December 31,			Eight-Month Fiscal Period Ended August 31,
	2006	2007	2008	2009
Money Fund(1)	$81,522,482	$102,364,056	$104,823,522	$50,481,396
Government Fund(2)	$10,609,654	$13,127,721	$29,276,616	$23,225,733

(1)

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager waived advisory fees owed by Money Fund and/or reimbursed fund expenses in the amounts of $3,393,273, $0, $0 and $3,199,621, respectively.

(2)

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager waived advisory fees owed by Government Fund and/or reimbursed fund expenses in the amounts of $251,500, $0, $0 and $433,982, respectively.

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser pursuant to a subadvisory agreement (each, a “Subadvisory Agreement”). Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Subadvisory Agreement, subject to the supervision of the Board and the manager, the subadviser regularly provides with respect to the portion of the fund’s assets allocated to it by the manager, investment research, advice, management and supervision; furnishes a continuous investment program for the allocated assets consistent with the fund’s investment objectives, policies and restrictions; and places orders pursuant to its investment determinations. The subadviser may delegate to companies that the subadviser controls, is controlled by, or is under common control with, certain of the subadviser’s duties under a Subadvisory Agreement, subject to the subadviser’s supervision, provided the subadviser will not be relieved of its duties or obligations under the Subadvisory Agreement as a result of any delegation.

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Each Subadvisory Agreement will continue in effect from year to year provided continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and, (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of a fund (as defined in the 1940 Act) may terminate each Subadvisory Agreement on not more than 60 days’ nor less than 30 days’ written notice to the subadviser without penalty. The subadviser may terminate each Subadvisory Agreement on not less than 90 days’ written notice to the fund and the manager without penalty. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. Each Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser. The manager may not assign the Subadvisory Agreement except with the subadviser’s consent.

Each Subadvisory Agreement provides that the subadviser, its affiliates performing services contemplated by the Subadvisory Agreement, and the partners, shareholders, directors, officers and employees of the subadviser and such affiliates will not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but the subadviser is not protected against any liability to the fund or the manager to which the subadviser would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Subadvisory Agreement.

As compensation for its services, the manager pays to the subadviser a fee equal to 70% of the management fee paid to the manager by each fund, net of any waivers and expense reimbursements. For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager paid fees to the subadviser equal to $73,376,465 and $33,942,900, respectively, for its services relating to Money Fund. For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the manager paid fees to the subadviser equal to $20,493,631 and $15,986,352, respectively, for its services relating to Government Fund.

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things, interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organizational costs of the fund; costs (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; and litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to implement an expense cap or limitation, waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such expense caps, waivers and/or reimbursements are described in the funds’ Prospectus. The contractual and voluntary expense caps, fee waivers and/or reimbursements do not cover (a) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; (b) extraordinary expenses, such as any expenses or charges related to litigation, derivative actions, demands related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund, portfolio or class or the acquisition of all or

26

substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Voluntary arrangements and certain contractual arrangements do not cover interest expenses.

These arrangements may be reduced or terminated in certain circumstances.

In order to implement an expense cap or limitation, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap or limitation. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the fund’s total annual operating expenses exceeding the expense cap or limitation.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of each fund pursuant to a written agreement (as amended, the “Distribution Agreement”). Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (with respect to Money Fund’s Class A and Class B shares only) also served as distributors.

Under the Distribution Agreement, the distributor is appointed as principal underwriter and distributor in connection with the offering and sale of shares of each fund. The distributor offers the shares on an agency or “best efforts” basis under which a fund issues only the number of shares actually sold. Shares of each fund are continuously offered by the distributor.

The Distribution Agreement is renewable from year to year with respect to a fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to any fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act.

Services and Distribution Plan

The Trust, on behalf of each fund, has adopted a shareholder services and distribution plan (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Under the 12b-1 Plan, a fund may pay monthly fees to LMIS at an annual rate not to exceed the percentage set forth below of the average daily net assets of each class indicated.

Fund	Class	Fee
Money Fund	A	0.10%
	B	0.50%
	C	0.50%
Government Fund	A	0.10%

Each fund will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made.

Fees under the 12b-1 Plan may be used to make payments to the distributor, Service Agents and other parties in respect of the sale of shares of the funds, for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than existing shareholders. Each fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of shares and/or shareholder services; provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be

27

permitted for such services under Financial Industry Regulatory Authority (“FINRA”) Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by FINRA.

Since fees paid under the 12b-1 Plan are not tied directly to expenses, the amount of the fees paid by a class of a fund during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan. This type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). Thus, even if the expenses exceed the fees provided for by the 12b-1 Plan, a fund will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributor and others, they will realize a profit.

The 12b-1 Plan recognizes that various service providers to a fund, such as its manager, may make payments for distribution, marketing or sales-related expenses out of their own resources of any kind, including profits or payments received from the funds for other purposes, such as management fees. The 12b-1 Plan provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of a fund, the payments are deemed to be authorized by the 12b-1 Plan.

Under its terms, the 12b-1 Plan continues in effect for successive annual periods, provided continuance is specifically approved at least annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related to it (“Qualified Trustees”). The 12b-1 Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the 12b-1 Plan also must be approved by the Trustees, including the Qualified Trustees, in the manner described above. The 12b-1 Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act).

The following service and distribution fees were paid by the funds, after waivers, pursuant to the distribution plan in effect during the periods indicated below.

Money Fund	Fiscal Year Ended December 31,			Eight-Month Fiscal Period Ended August 31,
	2006	2007	2008	2009
Class A	$21,978,630	$27,653,801	$27,830,465	$13,306,157
Class B	N/A	$136,376	$202,352	$178,920
Class C	N/A	$618,756	$824,118	$570,716

Government Fund	Fiscal Year Ended December 31,			Eight-Month Fiscal Period Ended August 31,
	2006	2007	2008	2009
Class A	$2,468,925	$3,095,097	$7,114,506	$5,838,460

For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table. The distributor may have made revenue sharing payments in addition to the expenses shown here.

Fiscal Year Ended December 31, 2008	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Distribution	Printing(2)	Total Current Expenses
Money Fund
Class A	$0	$27,830,465	$0	$0	N/A	$27,830,465
Class B	$0	$202,352	$0	$0	$8,490	$210,842
Class C	$0	$824,118	$0	$0	$12,236	$836,354
Government Fund
Class A	$0	$7,114,507	$0	$0	$0	$7,114,507

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Eight-Month Fiscal Period Ended August 31, 2009	Fiscal Consultant Compensation	Third Party Service Fees	Amortization	Marketing Distribution	Printing(2)	Total Current Expenses
Money Fund
Class A	$0	$12,690,159	$0	$0	N/A	$12,690,159
Exchange A(1)	$0	$492,069	$0	$0	N/A	$492,069
Class B	$0	$177,460	$0	$0	$7,075	$184,535
Class C	$0	$567,549	$0	$0	$10,197	$577,746
Government Fund
Class A	$0	$5,601,607	$0	$0	$0	$5,601,607
Exchange A(1)	$0	$179, 635	$0	$0	$0	$179,635

(1)	Effective June 1, 2009 Exchange A shares merged into existing Class A shares.

(2)	N/A represents allocated but not shown since only service revenue is paid by the Funds.

Custodian and Transfer Agents

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the funds. State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements. State Street may also act as each fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2 Heritage Drive, Quincy, Massachusetts 02171, serves as each fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses.

PNC Global Investment Servicing (U.S.) Inc. (“PNC”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to Money Fund shares purchased by clients of certain service providers. Under the co-transfer agency agreement with PNC, PNC maintains the shareholder account records for Money Fund, handles certain communications between shareholders and Money Fund and distributes dividends and distributions payable by Money Fund. For these services, PNC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for Money Fund during the month, and is reimbursed for out-of-pocket expenses.

Counsel

Bingham McCutchen LLP, located at One Federal Street, Boston, Massachusetts 02110, serves as counsel to each fund.

Sullivan & Worcester LLP, located at 1666 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Independent Trustees of the funds’ Board.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report on each fund’s financial statements and financial highlights for the fiscal year ending August 31, 2010.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first, must not act upon non-public

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information, must not take inappropriate advantage of their positions, and are required to fulfill their fiduciary obligations. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Policies and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or the subadviser, the Board has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for each fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA will utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the board of directors of LMPFA will consider how to address the conflict and/or how to vote the proxies. LMPFA will maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA will be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund’s portfolio securities are voted and are attached as Appendix B to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

See the funds’ Prospectus for a discussion of which classes of shares of the funds are available for purchase and who is eligible to purchase shares of each class.

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from a fund. When purchasing shares of a fund, investors must specify the class of shares being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

There are no minimum investment requirements for purchases of Class A shares of a fund by: (i) current and retired board members of Legg Mason; (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”); (iii) current employees of Legg Mason and its subsidiaries; (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21); and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase shares and to suspend the offering of shares from time to time.

Class B and Class C shares of Money Fund are available to individual investors only through exchanges of Class B and Class C shares of other funds sold by the distributor, respectively.

The following persons are eligible to purchase Class I shares of a fund: (i) current employees of the fund’s manager and its affiliates; (ii) current and former board members of investment companies managed by affiliates of Legg Mason; (iii) current and former board members of Legg Mason; and (iv) the immediate families of such persons. Immediate families are such person’s spouse, including the surviving spouse of a deceased board member, and children under the age of 21. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50.

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The funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. For additional information regarding applicable investment minimums and eligibility requirements for purchases of fund shares, please see the funds’ Prospectus.

Systematic Investment Plan

Shareholders may purchase additional Class A shares of each fund through a service known as the Systematic Investment Plan. For information about the Systematic Investment Plan please see the funds’ Prospectus. A shareholder who has insufficient funds to complete a pre-authorized transfer may be charged a fee of up to $25 by a Service Agent or the transfer agent. Additional information is available from the funds or a Service Agent.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class A shares; (b) Class B shares (Money Fund only); and (c) Class C shares (Money Fund only) acquired by exchange from another fund sold by the distributor that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares and Class C shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 1 year of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed up to a contingent deferred sales charge of 5.00%, as further described in the funds’ Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

Class B shares of Money Fund will convert automatically to Class A shares of the fund approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares of Money Fund (Class B shares of Money Fund that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares of Money Fund converting at the time bears to the total number of outstanding Class B shares of Money Fund (other than Class B dividend shares of Money Fund) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The funds’ distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Internal Revenue Code or 1986, as amended (the “Code”)) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum

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or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares of Money Fund purchased by retirement plan omnibus accounts held on the books of Money Fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features—Money Fund

Certain retirement plan programs were authorized by LMIS prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares of Money Fund for Class A shares of Money Fund. The Grandfathered Retirement Programs are permitted to offer to current and prospective retirement plan investors the opportunity to exchange all of their Class C shares f of Money Fund or Class A shares of Money Fund.

Under the Grandfathered Retirement Program, Class C shares of Money Fund may be purchased by plans investing less than $3 million. Class C shares of Money Fund are eligible for exchange into Class A shares of Money Fund not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets a fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of a fund’s investments or determination of net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for protection of a fund’s shareholders.

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If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and should be disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders, as described in the funds’ Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in a fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or, if permitted, between classes of a fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of a fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional information shareholders should contact their Service Agents. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, a fund may pay, in accordance with SEC rules, any portion of a redemption by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the funds’ Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund when they believe that a shift between funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. The funds’ Prospectus describes the requirements for exchanging shares of the fund.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds, net of any applicable sales charge, are immediately invested in shares of the fund being acquired at that fund’s then-current net asset value. Each fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and Class I Exchanges. An initial sales charge may apply if you exchange Class A shares of a fund for Class A shares of another fund sold by the distributor which is subject to an initial sales change. Further, if Class A shares acquired by exchange from another fund sold by the distributor are subject to a contingent deferred sales charge, the original contingent deferred sales charge up to 1.00% will apply to these shares if any of these shares are redeemed within one year of the date shares of the original fund were purchased. Class I shares of a fund may be exchanged for Class I shares of another fund sold by the distributor without imposition of any charge.

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Class B Exchanges (Money Fund). Class B shares of Money Fund may be exchanged for Class B shares of other funds sold by the distributor, at net asset value without paying an initial sales charge. However, with respect to shares purchased through exchange, if the Class B shares are redeemed within five years of the purchase payment, any contingent deferred sales charge that applies to the Class B shares of the other fund will apply to the Class B shares acquired in exchange for the Class B shares up to 5.00%. The contingent deferred sales charge decreases as the number of years since the purchase payment increases.

Class C Exchanges (Money Fund). Class C shares of Money Fund may be exchanged for Class C shares of another fund sold by the distributor without a contingent deferred sales charge. However, with respect to shares purchased through exchange, if the Class C shares are redeemed within one year of the purchase payment, any contingent deferred sales charge that applies to the Class C shares of the other fund will apply to the Class C shares acquired in exchange for the Class C shares up to 1.00%.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent trading of fund shares” in the funds’ Prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

The exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The net asset value per share of each class of the funds is determined on such days and at such time as is set forth in the funds’ Prospectus. Net asset value is calculated for each class of a fund by dividing the value of the fund’s net assets (i.e., the value of its assets attributable to a class, less its liabilities, including expenses payable or accrued) by the number of the shares of the class outstanding at the time the determination is made. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Federal Reserve Bank of New York is closed for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

It is anticipated that the net asset value of each share of each fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the funds employ specific investment policies and procedures to accomplish this result.

The securities held by a fund are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value (or deemed market value) of the securities held by a fund to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Board will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the fund would receive if the instrument were sold. For purposes of determining the extent of the deviation from amortized cost, in determining the market value of the securities held by a fund, the fund will, to the extent permitted by the Staff of the SEC, deem those securities with remaining maturities of 60 days or less to have values equal to their values calculated using the amortized cost method, even if the actual market value of these securities is less than amortized cost.

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Pursuant to the rules of the SEC, the funds’ Trustees have established procedures to stabilize the value of the funds’ net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for a fund, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the fund. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations.

Because of the short-term maturities of the portfolio investments of each fund, the funds do not expect to realize any material long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the funds’ shareholders annually after the close of each fund’s fiscal year. Distributions of short- term capital gains are taxable to shareholders as described in “Taxes.” Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. Each fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the fund’s net asset value of $1.00 per share.

It is expected that each fund (and each class of a fund) will have a positive net income at the time of each determination thereof. If for any reason a fund’s or a class’ net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, or if a fund’s expenses exceeded its income, the fund would first offset the negative amount with respect to each shareholder account in that fund or class from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the fund would reduce the number of outstanding fund shares of that fund or class by treating each shareholder as having contributed to the capital of the fund that number of full and fractional shares in the shareholder’s account which represents the shareholder’s share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by investment in the fund. In addition, even where a fund does not have negative income, a fund may retain some portion of its income, which would have the effect of increasing its net asset value.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for each fund’s portfolio decisions and the placing of each fund’s portfolio transactions with respect to assets allocated to the subadviser.

Pursuant to the Subadvisory Agreements, the subadviser is authorized to place orders pursuant to its investment determinations for a fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to a fund and/or the other accounts over which the subadviser or its affiliates exercise investment discretion. The subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a fund’s costs, the subadviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a fund’s subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadviser by brokers who effect securities transactions for a fund may be used by the subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadviser by brokers who effect securities transactions for other investment companies and accounts

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which the subadviser manages may be used by the subadviser in servicing a fund. Not all of these research services are used by the subadviser in managing any particular account, including the funds.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agent. A fund will pay a spread or commission in connection with such transactions.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for a fund and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security.

Under the subadviser’s procedures, portfolio managers and their trading desks may seek to aggregate (or “bunch”) orders that are placed or received concurrently for more than one fund or account managed by the subadviser. In some cases, this policy may adversely affect the price paid or received by a fund or an account, or the size of the position obtained or liquidated. In other cases, however, the ability of the fund or account to participate in volume transactions will produce better executions for the fund or account. Certain brokers or dealers may be selected because of their ability to handle special executions such as those involving large block trades or broad distributions. Generally, when trades are aggregated, each fund or account within the block will receive the same price and commission. However, random allocations of aggregate transactions may be made to minimize custodial transaction costs. In addition, at the close of the trading day, when reasonable and practicable, the securities of partially filled orders will generally be allocated to each participating fund and account in the proportion that each order bears to the total of all orders (subject to rounding to “round lot” amounts).

For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, the funds did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

As of December 1, 2007, CGMI no longer serves as a distributor of the funds.

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, no fund paid any brokerage commissions for portfolio transactions.

LMIS is an underwriter of the funds under the 1940 Act. For the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, no fund paid any brokerage commissions to LMIS, CGMI or their respective affiliates.

For the fiscal year ended December 31, 2008 and for the eight-month fiscal period ended August 31, 2009, Money Fund held securities issued by the following regular broker/dealers of the fund, which had the following values as of December 31, 2008 and August 31, 2009, respectively:

For the fiscal year ended December 31, 2008:	Type of Security Owned D=debt E=equity	Market Value as of December 31, 2008 ($000s)
Name of Regular Broker/Dealer or Parent (Issuer)
Calyon	D	$757,344
Morgan Stanley	D	450,000
Barclays Capital Inc.	D	400,000
J.P. Morgan Chase and Co.	D	329,816
Goldman Sachs	D	225,000
Bank of America	D	289,881
Deutsche Bank Securities	D	153,000

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For the eight-month fiscal period ended August 31, 2009:	Type of Security Owned D=debt E=equity	Market Value as of August 31, 2009 ($000s)
Name of Regular Broker/Dealer or Parent (Issuer)
Societe Generale	D	$558,544
Citibank, N.A.	D	505,000
Deutsche Bank Securities	D	494,562
Banc of America Securities	D	479,000
BNP Paribas Securities Corp.	D	472,224
Calyon Securities	D	302,307
J.P. Morgan Chase & Co.	D	234,848
Barclays Capital Inc.	D	217,500

At December 31, 2008 and at August 31, 2009, Government Fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

For funds in the Legg Mason family of funds, the funds’ boards have adopted policies and procedures developed by the funds’ manager with respect to the disclosure of a fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the distributor or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

The manager’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to Legg Mason’s or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.

A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

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5.

A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.

A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. None of the funds, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the manager’s legal department, as necessary. Exceptions to the policies are reported annually to each fund’s board.

Generally, the funds disclose their complete portfolio holdings approximately 25 days after calendar month-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors. As an exception to the policy, a fund may disclose its complete portfolio holdings earlier on that website.

Set forth below is a list, as of March 31, 2009, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

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Recipient	Frequency	Delay Before Dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Risk Metrics Group (formerly Institutional Shareholders Services) (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter-End
Lipper	Quarterly	25 Days after Quarter-End
S&P	Quarterly	25 Days after Quarter-End
Morningstar	Quarterly	25 Days after Quarter-End
Thomson/Vestek	Daily	None
Factset	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protogent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter-End
Mercer	Quarterly	25 Days after Quarter-End
eVestment Alliance	Quarterly	25 Days after Quarter-End
RogersCasey (equest)	Quarterly	25 Days after Quarter-End
Cambridge Associates	Quarterly	25 Days after Quarter-End
Marco Consulting	Quarterly	25 Days after Quarter-End
Wilshire	Quarterly	25 Days after Quarter-End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter-End
CheckFree (Mobius)	Quarterly	25 Days after Quarter-End
Nelsons Information	Quarterly	25 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter-End
Evaluation Associates	Quarterly	25 Days after Quarter-End
Watson Wyatt	Quarterly	25 Days after Quarter-End
S&P (Rating Agency)	Weekly Tuesday Night*	1 Business Day*
Moody’s (Rating Agency)	Monthly*	6-8 Business Days*
Electra Information Systems	Daily	None
Cabot Research	Weekly	None

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Recipient	Frequency	Delay Before Dissemination
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	25 Days after Quarter-End
Broadridge	Daily	None
DST International	As necessary	Varies
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None

*	For a money market fund, the frequency of the release of information to this recipient may be weekly and there may be no delay in the release of the information.

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, the subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the fund from the portfolio holdings in the investor’s account.

TAXES

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each fund and its shareholders. This discussion is very general and, except where noted, does not address investors subject to special rules, such as investors who hold shares in a fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the Prospectus, the investment objective of each fund is to seek maximum current income and preservation of capital. Neither fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships.

A fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

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As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, in any taxable year, a fund were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current and accumulated earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes.

However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, such fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

On August 31, 2009, the unused capital loss carryforwards of Money Fund were approximately $41,364,373. On August 31, 2009, there were no unused capital loss carryforwards of Government Fund. For federal income tax purposes, the unused capital loss carryforwards of Money Fund are available to be applied against future realized gains of the fund that are realized prior to the expiration of the applicable carryforward. The carryovers expire as follows:

Year of Expiration	2017
Amount	$41,364,373

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax. However, in a particular year, it may be determined that it would be in the best interests of shareholders for a fund not to make such distributions at the required level and to pay the excise tax on undistributed amounts.

A fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax at the fund level, a fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The funds will monitor their transactions, will make the appropriate tax elections and will make the appropriate entries in their books and records when they acquire any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

A fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All

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section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in that fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the applicable fund.

As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or ordinary deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on a fund, that fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments. Interest or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The funds do not expect to be eligible to elect to pass through foreign taxes to their shareholders, who therefore will not be entitled to credits or deductions on their own tax returns for foreign taxes paid by the funds. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Under normal circumstances, each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, a fund may determine not to distribute, or to defer the distribution of, some portion of its income in non-routine circumstances. If a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of a fund’s net investment income and distributions of net realized short-term capital gains are subject to federal income tax as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital

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gains, if any, that the fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of the length of time a shareholder has owned fund shares. Each fund expects that it generally will not earn or distribute any long-term capital gains. In addition, each fund expects that none of its distributions will be eligible (i) to be treated as “qualified dividend income” taxed at the rates generally applicable to long-term capital gains for noncorporate shareholders or (ii) for the dividends-received deduction for corporate shareholders.

Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the fund as capital assets).

A shareholder receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if the dividends or distributions were paid in cash and should have a tax basis in the shares received equal to such amount.

Sales of Shares. Upon the sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in those shares. However, a shareholder of a fund will not have any gain or loss on the sale or exchange so long as that fund maintains a net asset value of $1.00 per share.

If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each fund may be required in certain circumstances to apply backup withholding at the rate of 28% on distributions and dividends payable to noncorporate shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liabilities. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Taxation of Non-U.S. Shareholders.”

Notices. Shareholders will receive, if appropriate, various written notices after the close of a fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of the excess of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a fund. A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

For fund taxable years beginning before January 1, 2010, the 30% withholding tax also will not apply to dividends that a fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is a fund’s net income derived from U.S.-source interest and

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original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a fund for the taxable year over its net long-term capital loss, if any.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the funds and their shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

THE TRUST

The certificate of trust to establish Legg Mason Partners Money Market Trust was filed with the State of Maryland on October 4, 2006. As of April 16, 2007, each fund was redomiciled as a series of the Trust. Immediately prior to such redomiciliation, each fund was a series of CitiFunds Trust III, a Massachusetts business trust.

Prior to reorganization of each fund as a series of CitiFunds Trust III, each fund was a series of Smith Barney Money Funds, Inc., a Maryland corporation.

Each fund is an open-end, management investment company.

The Trust is a Maryland business trust. A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

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Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. A Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration limits a Trustee’s liability to the Trust or any shareholder to the full extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, audit committee financial expert or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Declaration also requires that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative action. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand, if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay

45

shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, a former distributor of each fund and other affiliated funds (collectively, the “Funds”), and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the funds, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the identified funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U. S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds, and CGMI, a former distributor of the funds, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment

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banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal was filed with the U.S. Court of Appeals for the Second Circuit. After full briefing, oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 4, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act,

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and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of each fund (Statement of Assets and Liabilities, including the Schedule of Investments, as of August 31, 2009, Statement of Operations for the year ended December 31, 2008 and the eight months ended August 31, 2009, Statement of Changes in Net Assets for each of the years ended December 31, 2007 and December 31, 2008 and the eight months ended August 31, 2009, Financial Highlights for each of the years in the five-year period ended December 31, 2008 and the eight months ended August 31, 2009, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm), each of which is included in the funds’ Annual Report to Shareholders, are incorporated by reference into this SAI (filed on November 6, 2009, Accession Number 0000930413-09-005620).

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APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Corporate Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax-Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Long-Term Debt Ratings:

Municipal Ratings are based upon the analysis of five primary factors relating to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating category from “Aa” through “Caa.” The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi”

subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Standard & Poor’s Ratings Group’s Municipal Ratings Definitions:

Description of Standard & Poor’s Ratings Group’s Short-Term Notes Ratings:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings’ Long-Term Credit Ratings:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies are generally assigned Issuer Default Ratings (“IDRs”). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings web-site.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. Default is a real possibility.

CC—Very high levels of credit risk. Default of some kind appears probable.

C—Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (1) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (2) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and (3) Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD—Restricted Default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: (1) the selective payment default on a specific class or currency of debt; (2) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (3) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and (4) execution of a coercive debt exchange on one or more material financial obligations.

D—Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Long-Term IDR categories below “B.”

Description of Fitch Ratings’ Short-Term Credit Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D—Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Notes to Fitch Ratings’ Long-Term and Short-Term Credit Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The

Watch will typically extend to cover the period until the triggering event is resolved, or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC,” “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlooks: Rating Outlooks indicate the direction a rating is likely to move over a one to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance, to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales, and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC,” “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected,” alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon the agency’s expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g. medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

Interest-Only Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal-Only Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

Rate of Return Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

NR: Fitch Ratings does not publicly rate the issuer or issue in question.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD.”

APPENDIX B

WESTERN ASSET MANAGEMENT COMPANY
PROXY VOTING POLICIES AND PROCEDURES

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long- standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by- case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the Western Asset Form ADV contains a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers—i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

PART C

Other Information
Item 28. Exhibits

(a)

(1) The Registrant’s Declaration of Trust dated October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 44”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust, effective as of February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of May 14, 2008, and Amended and Restated Designation of Classes, effective as of May 14, 2008, is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2008 (“Post-Effective Amendment No. 63”).

(4) Amended and Restated Designation of Series of Shares of Beneficial Interests of the Registrant, effective as of August 11, 2008, and Amended and Restated Designation of Classes, effective as of August 11, 2008, is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on September 16, 2008 (“Post-Effective Amendment No. 65”).

(b)	The Registrant’s By-laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 44.

(c)	Not Applicable.

(d)

(1) Management Agreement between the Registrant, on behalf of Western Asset/Citi California Tax Free Reserves (formerly Citi California Tax Free Reserves), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 25, 2007 (“Post-Effective Amendment No. 45”).

(2) Management Agreement between the Registrant, on behalf of Western Asset/Citi Liquid Reserves (formerly Citi Cash Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Management Agreement between the Registrant, on behalf of Western Asset/Citi Connecticut Tax Free Reserves (formerly Citi Connecticut Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(4) Management Agreement between the Registrant, on behalf of Western Asset/Citi New York Tax Free Cash Reserves (formerly Citi New York Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(5) Management Agreement between the Registrant, on behalf of Western Asset/Citi Tax Free Reserves (formerly Citi Tax Free Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(6) Management Agreement between the Registrant, on behalf of Western Asset/Citi U.S. Treasury Reserves (formerly Citi U.S. Treasury Reserves), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(7) Management Agreement between the Registrant, on behalf of Western Asset Money Market Fund (formerly Cash Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(8) Management Agreement between the Registrant, on behalf of Western Asset Government Money Market

Fund (formerly Government Portfolio), and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(9) Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(10) Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(11) Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(12) Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(13) Management Agreement between the Registrant, on behalf of Western Asset AMT Tax Free Money Market Fund and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 65.

(14) Subadvisory Agreement between LMPFA and Western Asset Management Company (“WAM”), with respect to Western Asset/Citi California Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(15) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset/Citi Liquid Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(16) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset/Citi Connecticut Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(17) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset/Citi New York Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(18) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset/Citi Tax Free Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(19) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset/Citi U.S. Treasury Reserves, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(20) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Money Market Fund (formerly Cash Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(21) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Government Money Market Fund (formerly Government Portfolio), dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(22) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset California Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(23) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Massachusetts Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(24) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset Municipal Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(25) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset New York Municipal

Money Market Fund, dated April 13, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(26) Subadvisory Agreement between LMPFA and WAM, with respect to Western Asset AMT Tax Free Money Market Fund is incorporated herein by reference to Post-Effective Amendment No. 65.

(e)

(1) Distribution Agreement dated December 1, 2008, between the Registrant, on behalf of Western Asset/Citi California Tax Free Reserves, Western Asset/Citi Liquid Reserves, Western Asset/Citi Connecticut Tax Free Reserves, Western Asset/Citi New York Tax Free Reserves, Western Asset/Citi Tax Free Reserves, Western Asset/Citi U.S. Treasury Reserves, Western Asset AMT Tax Free Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Government Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset New York Municipal Money Market Fund, and Legg Mason Investor Services, LLC (“LMIS”), as distributor is incorporated herein by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on April 30, 2009 (“Post-Effective Amendment No. 75”).

(f)

(1) Amended and Restated General Retirement Plan relating to certain funds is incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on October 31, 2005.

(2) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 78 to Legg Mason Partners Income Trust’s Registration Statement on Form N-1A as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 78”).

(3) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 28, 2006.

(4) Amended and Restated Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Emeritus Retirement Plan relating to certain funds established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 78.

(g)	(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”) dated January 1, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(2) Letter Agreement amending the Custodian Services Agreement with State Street dated April 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(3) Letter Agreement amending the Custodian Services Agreement with State Street is incorporated herein by reference to Post-Effective Amendment No. 65.

(h)

(1) Transfer Agency Agreement, dated April 4, 2009, between the Registrant and Boston Financial Data Services, Inc., as transfer agent, is incorporated herein by reference to Post-Effective Amendment No. 75.

(2) Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant is incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 30, 2005 (“Post-Effective Amendment No. 38”).

(3) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and PNC Global Investment Servicing (U.S.) Inc., as co-transfer agent, is incorporated herein by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on July 29, 2009.

(i)

(1) Opinion and Consent of Counsel is incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on June 15, 2001.

(2) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 44.

(3) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 63.

(4) Opinion of Counsel is incorporated herein by reference to Post-Effective Amendment No. 65.

(5) Opinion of Counsel regarding the legality of shares being registered to be filed by amendment.

(j)	(1) Consents of Independent Registered Public Accounting Firm are filed herewith.

(2) Power of Attorney dated February 12, 2009 is incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on March 6, 2009.

(3) Power of Attorney with respect to Master Portfolio Trust dated July 31, 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(4) Power of Attorney with respect to Master Portfolio Trust dated February 12, 2008 is incorporated herein by reference to Post-Effective Amendment No. 70 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC on December 24, 2008 (“Post-Effective Amendment No. 70”).

(k)	Not Applicable.

(l)	Not Applicable.

(m)

Shareholder Services and Distribution Plan, pursuant to Rule 12b-1, of the Registrant, on behalf of Western Asset/Citi California Tax Free Reserves, Western Asset/Citi Liquid Reserves, Western Asset/Citi Connecticut Tax Free Reserves, Western Asset/Citi New York Tax Free Reserves, Western Asset/Citi Tax Free Reserves, Western Asset/Citi U.S. Treasury Reserves, Western Asset Money Market Fund, Western Asset Government Money Market Fund, Western Asset California Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund, Western Asset Municipal Money Market Fund and Western Asset AMT Tax Free Money Market Fund dated February 6, 2007 and amended as of September 2008 is incorporated herein by reference to Post-Effective Amendment No. 65.

(n)	Rule 18f-3(d) Multiple Class Plan of the Registrant dated February 6, 2007 is incorporated herein by reference to Post-Effective Amendment No. 45.

(o)	Not Applicable

(p)

(1) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies, as amended September 13, 2005 (adopted by LMPFA), is incorporated herein by reference to Post-Effective Amendment No. 38.

(2) Code of Ethics of LMIS dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 38.

(3) Code of Ethics of WAM and certain supervised affiliates dated as of July, 2007, is incorporated herein by reference to Post-Effective Amendment No. 70.

Item 29. Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30. Indemnification

Provisions relating to indemnification of the Registrant’s Trustees and employees are included in Article IX of the Registrant’s Declaration of Trust, which is incorporated herein by reference.

Reference is hereby made to paragraph 10 of the Distribution Agreement between the Registrant and LMIS.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 31. Business and Other Connections of Investment Adviser

Investment Adviser — Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

     LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

     LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company

     Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of the officers and directors of WAM.

Directors

James W. Hirschmann III
Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
D. Daniel Fleet	President
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann III	Chief Executive Officer
Gavin L. James	Director of Global Client Service and Marketing
Dennis J. McNamara	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner or trustee.

Officer/Director	Other Offices Held

D. Daniel Fleet	Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Jeffrey A. Nattans	Director, WAM
Vice President, Legg Mason, Inc.
Manager and Vice President, LMIH
Director, WAML
Director, Western Japan
Director, WAM Australia
Director, WAMCO Hldgs Ltd.
Director, Western Singapore

Officer/Director	Other Offices Held

James W. Hirschmann III	Director, WAM
Director, WAML

Following is a list of addresses for Item 31 with respect to WAM:

Barrett Associates, Inc. (“Barrett”)
565 Fifth Avenue
New York, NY 10017

Bartlett & Co. (“Bartlett”)
36 East Fourth Street
Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)
John Hancock Tower
200 Clarendon Street, 49th Floor
Boston, MA 02116

Brandywine Global Investment Management, LLC (“Brandywine”)
2929 Arch Street, 8th Floor
Philadelphia, PA 19104

Brandywine Global Investment Management (Asia) Pte. Ltd. (“Brandywine Singapore”)
36 Robinson House, #18
City House
Singapore

Clearbridge Advisors, LLC (“Clear Adv”)
620 Eighth Avenue
New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)
620 Eighth Avenue
New York, NY 10018

Global Currents Investment Management, LLC (“GCIM”)
100 International Drive
Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)
100 International Drive
Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)
44 Chipman Hill, 10th Floor
St. John, New Brunswick E2L 4S6
Canada

Legg Mason Fund Adviser, Inc. (“LMFA”)
100 International Drive
Baltimore, MD 21202

Legg Mason Funding Corp. (“LM Funding”)
100 International Drive
Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)
100 First Stamford Place
Stamford, CT 06902
and
620 Eighth Avenue
New York, NY 10018

Legg Mason, Inc.
100 International Drive
Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)
100 International Drive
Baltimore, MD 21202

Legg Mason Investment Counsel, LLC (“LMIC”)
100 International Drive
Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)
620 Eighth Ave.
New York, NY 10018

Legg Mason Real Estate Investors, Inc. (“LMREI”)
100 International Drive
Baltimore, MD 21202

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)
100 International Drive
Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)
100 International Drive
Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)
100 International Drive
Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)
100 International Drive
Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)
100 International Drive
Baltimore, MD 21202

LMRC II, Inc. (“LMRC II”)
100 International Drive
Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)
100 International Drive
Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)
8889 Pelican Bay Boulevard, Suite 500
Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)
900 Third Ave. 28th Floor
New York, NY 10022

Royce & Associates, LLC (“Royce”)
1414 Avenue of the Americas
New York, NY 10019

Western Asset Management Company (“WAM”)
385 East Colorado Boulevard
Pasadena, CA 91101

Western Asset Management Company Limited (“WAML”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Ltd (“Western Japan”)
36F Shin-Marunouchi Building
5-1 Marunouchi 1-Chome Chiyoda-Ku
Tokyo 100-6536 Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)
Level 48
120 Collins Street
GPO Box 507
Melbourne Victoria 3000 Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)
10 Exchange Square
Primrose Street
London EC2A2EN England

Western Asset Management Company Pte. Ltd. (“Western Singapore”)
1 George Street, #23-01
Singapore 049145

Item 32. Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”), the distributor of the Registrant, is also a distributor of funds that are series of the following registrants: Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust and Legg Mason Partners Institutional Trust.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director
Matthew Schiffman – Co-Managing Director
George Betzios – Vice President
W. Talbot Daley – Vice President
David J. Eikenberg – Vice President
Mark E. Freemyer – Vice President
Thomas J. Hirschmann – Vice President
Joseph LaRocque – Vice President
Michael P. McAllister – Vice President
Theresa P. McGuire – Vice President
Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President
Robert Shepler – Vice President
Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer
Joseph M. Furey – General Counsel and Secretary
Erin L. Clark – Assistant Secretary
Vicki Schmelzer – Assistant Secretary
Ronald A. Holinsky – Deputy General Counsel
Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All Addresses are 100 International Drive, Baltimore, MD 21202.

(c) Not applicable.

Item 33. Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Money Market Trust
55 Water Street
New York, NY 10041

With respect to the Registrant’s Investment Manager:

(2)	c/o Legg Mason Partners Fund Advisor, LLC
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Subadviser:

(3)	c/o Western Asset Management Company
620 Eighth Avenue
New York, NY 10018

With respect to the Registrant’s Custodian:

(4)	State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

With respect to the Registrant’s Transfer Agents:

(5)	PNC Global Investment Servicing (U.S.) Inc.
P.O. Box 9699
Providence, RI 02940-9699

(6)	Boston Financial Data Services, Inc.
2 Heritage Drive
Quincy, MA 02171

With respect to the Registrant’s Distributor:

(7)	Legg Mason Investor Services, LLC
100 International Drive
Baltimore, MD 21202

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS MONEY MARKET TRUST, certifies that it meets all requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 18th day of December, 2009.

LEGG MASON PARTNERS MONEY MARKET TRUST, on behalf of its series:
Western Asset / Citi Liquid Reserves
Western Asset / Citi U.S. Treasury Reserves
Western Asset / Citi Tax Free Reserves
Western Asset / Citi California Tax Free Reserves
Western Asset / Citi Connecticut Tax Free Reserves
Western Asset / Citi New York Tax Free Reserves
Western Asset Money Market Fund
and
Western Asset Government Money Market Fund

By:	/s/ R. Jay Gerken

R. Jay Gerken
President and Principal Executive Officer

WITNESS our hands on the date set forth below.

       Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 18, 2009.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee

R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer

Frances M. Guggino

/s/ Elliott J. Berv*	Trustee

Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee

A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee

Jane F. Dasher

/s/ Mark T. Finn*	Trustee

Mark T. Finn

/s/ Rainer Greeven*	Trustee

Rainer Greeven

/s/ Stephen R. Gross*	Trustee

Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee

Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee

Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee

Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee

Susan B. Kerley

/s/ Alan G. Merten*	Trustee

Alan G. Merten

/s/ R. Richardson Pettit*	Trustee

R. Richardson Pettit

*By: /s/ R. Jay Gerken

R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

SIGNATURES

        Master Portfolio Trust has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Legg Mason Partners Money Market Trust to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 18th day of December, 2009.

MASTER PORTFOLIO TRUST, on behalf of its series Liquid Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio.

By:	/s/ R. Jay Gerken

R. Jay Gerken
President and Principal Executive Officer

      WITNESS our hands on the date set forth below.

      This Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 18, 2009.

Signature	Title

/s/ R. Jay Gerken	President, Principal Executive Officer and Trustee

R. Jay Gerken

/s/ Frances M. Guggino	Treasurer and Chief Financial Officer

Frances M. Guggino

/s/ Elliott J. Berv*	Trustee

Elliott J. Berv

/s/ A. Benton Cocanougher*	Trustee

A. Benton Cocanougher

/s/ Jane F. Dasher*	Trustee

Jane F. Dasher

/s/ Mark T. Finn*	Trustee

Mark T. Finn

/s/ Rainer Greeven*	Trustee

Rainer Greeven

/s/ Stephen R. Gross*	Trustee

Stephen R. Gross

/s/ Richard E. Hanson, Jr.*	Trustee

Richard E. Hanson, Jr.

/s/ Diana R. Harrington*	Trustee

Diana R. Harrington

/s/ Susan M. Heilbron*	Trustee

Susan M. Heilbron

/s/ Susan B. Kerley*	Trustee

Susan B. Kerley

/s/ Alan G. Merten*	Trustee

Alan G. Merten

/s/ R. Richardson Pettit*	Trustee

R. Richardson Pettit

*By: /s/ R. Jay Gerken

R. Jay Gerken

* Attorney-in-Fact, pursuant to Power of Attorney.

Exhibit Index

(j)(1) Consents of Independent Registered Public Accounting Firm